                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management, LLC
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2015
                               ------------------------

Item 1. Reports to Stockholders

       2015 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES




      High Watermark Fund
      2020 High Watermark Fund
      SunAmerica
      Alternative Strategies Fund
      Global Trends Fund
      Focused Alpha Growth Fund
      Focused Alpha Large-Cap Fund
      Income Explorer Fund
      Small-Cap Fund



                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


        MESSAGE FROM THE PRESIDENT..................................   2
        EXPENSE EXAMPLE.............................................   5
        STATEMENT OF ASSETS AND LIABILITIES.........................   7
        STATEMENT OF OPERATIONS.....................................   9
        STATEMENT OF CHANGES IN NET ASSETS..........................  10
        FINANCIAL HIGHLIGHTS........................................  12
        PORTFOLIO OF INVESTMENTS....................................  19
        NOTES TO FINANCIAL STATEMENTS...............................  67
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....  98
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
        AGREEMENTS AND SUBADVISORY AGREEMENTS.......................  99
        TRUSTEE AND OFFICER INFORMATION............................. 106
        SHAREHOLDER TAX INFORMATION................................. 109
        COMPARISONS: FUNDS VS. INDICES.............................. 110

        A MESSAGE FROM THE PRESIDENT -- (UNAUDITED)

Dear Shareholders:

We are pleased to present this annual update for SunAmerica Specialty Series, including 2020 High Watermark Fund, SunAmerica Commodity Strategy Fund/*/, SunAmerica Global Trends Fund, SunAmerica Focused Alpha Growth Fund, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Income Explorer Fund and SunAmerica Small-Cap Fund, for the 12-month period ended October 31, 2015.

Overall, global equities advanced, albeit modestly, during the annual period, while global bonds struggled, delivering negative returns, and commodities dramatically declined amidst heightened volatility. In large part based on better-than-expected economic growth at home, U.S. equities and U.S. bonds were comparatively stronger, with each asset class posting solid single-digit returns.

As the annual period began in November 2014, the nearly six-year-old global stock rally marched on, and it continued through the end of 2014 and into the first quarter of 2015. There was no shortage of headlines for investors to worry about: Ebola fears escalated; Japan and Brazil faced recessions; tensions in Ukraine heightened; Europe's economy remained near stalling speed; Russia faced a currency crisis; oil prices plunged; fears about Greece's future in the European Union resurfaced; and Chinese manufacturing data disappointed. However, there were a few bright spots in the global landscape. The U.S. economy continued to experience solid growth, and Europe furthered its accommodative monetary policy and presented encouraging economic data, including positive trends in manufacturing, exports and economic sentiment.

The climb of global equities ended in the second quarter of 2015, when it declined for the first time in 12 quarters. Late in the second quarter of 2015, the Greek debt crisis took center stage. Negotiations between top Greek officials and creditors broke down, and on June 30, 2015, Greece officially defaulted on a 1.6 billion euro repayment to the International Monetary Fund. The third quarter of 2015 was even worse for global equities, as prices tumbled. Early in the third quarter of 2015, Greece's default on its payment and the Greek citizens' rejection of the creditors' final terms dominated the global market narrative. However, by the end of the third quarter of 2015, the Greek debt crisis was firmly in the rearview mirror, and the China-induced sell-off and the U.S. Federal Reserve's (the "Fed's") interest rate hike timing were foremost in investors' minds. The unexpected devaluation in China's currency further rattled global equity markets, triggering concerns about global disinflationary trends, a weaker than anticipated global economic growth backdrop and competitive currency devaluations. During September 2015, Chinese manufacturing activity fell to its lowest level since 2009. The details pointed to softness in both domestic and external demand. Risk appetites were also dampened by the European Central Bank's (ECB's) cut in its Eurozone economic and inflation outlook and the downgrade of Brazil's debt to below investment grade. However, global equities rebounded in October 2015, as increasing signs of extended monetary policy accommodation by major central banks supported risk assets. In Europe, ECB President Mario Draghi indicated that the ECB's asset purchases would continue until the central bank sees an increase in the inflation outlook. A day later, the People's Bank of China cut its one-year deposit rate and reserve requirement ratio after Chinese economic growth slowed in the third quarter of 2015 to a six-year low. While Chinese economic data remained sluggish, it was generally better than feared and helped to quell concerns about a severe slow-down in growth. On the U.S. political front, Congress and the White House reached a tentative debt-ceiling deal, helping to alleviate worries of a replay of the 2011 debt-ceiling crisis.

A major factor impacting returns for U.S. investors in international equities during the annual period was the surging U.S. dollar against most currencies, as the U.S. dollar was supported by diverging monetary policy and economic performance. For the annual period as a whole, emerging market equities overall underperformed their developed market counterparts, and U.S. stocks generally outperformed non-U.S. stocks. Within the U.S. equity market, large-cap stocks mostly outperformed mid- and small-cap stocks. Growth stocks significantly outpaced value stocks across the capitalization spectrum.

Fixed income markets experienced similar volatility during the annual period. At the end of 2014 and into 2015, global government bond yields declined, as central banks stepped up their efforts to ward off deflation and revive growth. Nevertheless, volatility surged, as positive economic growth, especially in developed economies, and accommodative central bank policies supported markets, while the risk of a Greek exit from the Eurozone rose considerably. Fixed income markets came under significant pressure in the third quarter of 2015 amid fresh worries about the global economic outlook. However, signs of extended monetary policy accommodation by major central banks supported most fixed income sectors by the end of the period in October 2015.

Commodities struggled for the majority of the annual period, although there were times of strong performance. The fourth quarter of 2014 was the weakest quarter for commodities since 2008. The struggles continued into 2015 until the second quarter, when commodities rose for the first time since the second quarter of 2014. The rally was largely driven by the strength in energy, particularly the oil complex. However, volatility returned during the third quarter of 2015. The weakness was spread across all four major commodities sectors - energy, industrial metals, precious metals and agriculture and livestock - driven by increased concerns that many commodities continued to see supply growth in the face of slowing demand. In October 2015, at the end of the annual period, precious metals and agriculture and livestock rebounded to positive territory, but energy and industrial metals remained weak.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Specialty Series portfolios for the annual period ended October 31, 2015. You will also find a comprehensive review of the portfolios' performance and management strategies over the same annual period.

Thank you for being a part of the SunAmerica Specialty Series Portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management, LLC
--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION AND ASSET ALLOCATION DO NOT GUARANTEE A PROFIT NOR PROTECT AGAINST A LOSS.

* Effective September 21, 2015, the name of the SunAmerica Alternative Strategies Fund was changed to the SunAmerica Commodity Strategy Fund and certain corresponding changes were made to the Fund's investment strategy and techniques.

The 2020 High Watermark Fund's subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolio's exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the Fund may be required to invest 100% of its assets in fixed income securities. In these circumstances, the Fund may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Fund's ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities.
On the 2020 High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. The 2020 High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the 2020 High Watermark Fund, and Prudential Global Funding ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The

Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the 2020 High Watermark Fund, not to the Fund's shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Payment Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the Fund nor SunAmerica Asset Management, LLC, the Fund's investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the Fund's expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher.
The SunAmerica Commodity Strategy Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities. Investors should consider buying shares of the SunAmerica Commodity Strategy Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Commodity Strategy Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Commodity Strategy Fund's investments in commodity-linked derivative instruments.
The risks associated with the Global Trends Fund's use of futures contracts include the risk that:
(i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e., the risk that the counterparty will not perform its obligations). The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the subadviser, will influence the performance of the Fund significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2015 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and account maintenance fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2015 and held until October 31, 2015.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2015" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2015" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2015" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2015" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)

                                                            ACTUAL
                                         --------------------------------------------- -------------

                                                       ENDING ACCOUNT  EXPENSES PAID
                                           BEGINNING    VALUE USING      DURING THE      BEGINNING
                                         ACCOUNT VALUE ACTUAL RETURN  SIX MONTHS ENDED ACCOUNT VALUE
                                           AT MAY 1,   AT OCTOBER 31,   OCTOBER 31,      AT MAY 1,
                                             2015           2015           2015*           2015
                                         ------------- -------------- ---------------- -------------
2020 HIGH WATERMARK FUND
  Class A#..............................   $1,000.00     $1,002.19         $ 6.61        $1,000.00
  Class C#..............................   $1,000.00     $  998.91         $ 9.88        $1,000.00
  Class I#..............................   $1,000.00     $1,005.46         $ 4.25        $1,000.00
SUNAMERICA COMMODITY STRATEGY FUND@+
  Class A#..............................   $1,000.00     $  982.74         $ 8.60        $1,000.00
  Class C#..............................   $1,000.00     $  979.59         $11.83        $1,000.00
  Class W#..............................   $1,000.00     $  982.89         $ 7.60        $1,000.00
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#..............................   $1,000.00     $  986.15         $ 9.31        $1,000.00
  Class C#..............................   $1,000.00     $  982.85         $12.54        $1,000.00
  Class W#..............................   $1,000.00     $  986.99         $ 8.31        $1,000.00
SUNAMERICA FOCUSED ALPHA GROWTH FUND
  Class A...............................   $1,000.00     $1,016.66         $ 8.49        $1,000.00
  Class C...............................   $1,000.00     $1,013.17         $11.77        $1,000.00
  Class W...............................   $1,000.00     $1,017.68         $ 7.48        $1,000.00
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND
  Class A...............................   $1,000.00     $1,003.78         $ 8.38        $1,000.00
  Class C...............................   $1,000.00     $1,000.77         $11.70        $1,000.00
  Class W#..............................   $1,000.00     $1,004.88         $ 7.68        $1,000.00
SUNAMERICA INCOME EXPLORER FUND
  Class A#..............................   $1,000.00     $  940.66         $ 8.41        $1,000.00
  Class C#..............................   $1,000.00     $  937.48         $11.57        $1,000.00
  Class W#..............................   $1,000.00     $  940.92         $ 7.44        $1,000.00
SUNAMERICA SMALL-CAP FUND
  Class A#..............................   $1,000.00     $  991.55         $ 8.63        $1,000.00
  Class C#..............................   $1,000.00     $  988.44         $11.88        $1,000.00
  Class W#..............................   $1,000.00     $  992.77         $ 7.63        $1,000.00

                                                  HYPOTHETICAL
                                         -------------------------------------------
                                         ENDING ACCOUNT
                                          VALUE USING A   EXPENSES PAID
                                         HYPOTHETICAL 5%    DURING THE
                                          ANNUAL RETURN  SIX MONTHS ENDED ANNUALIZED
                                         AT OCTOBER 31,    OCTOBER 31,     EXPENSE
                                              2015            2015*         RATIO*
                                         --------------- ---------------- ----------
2020 HIGH WATERMARK FUND
  Class A#..............................    $1,018.60         $ 6.67         1.31%
  Class C#..............................    $1,015.32         $ 9.96         1.96%
  Class I#..............................    $1,020.97         $ 4.28         0.84%
SUNAMERICA COMMODITY STRATEGY FUND@+
  Class A#..............................    $1,016.53         $ 8.74         1.72%
  Class C#..............................    $1,013.26         $12.03         2.37%
  Class W#..............................    $1,017.54         $ 7.73         1.52%
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#..............................    $1,015.83         $ 9.45         1.86%
  Class C#..............................    $1,012.55         $12.73         2.51%
  Class W#..............................    $1,016.84         $ 8.44         1.66%
SUNAMERICA FOCUSED ALPHA GROWTH FUND
  Class A...............................    $1,016.79         $ 8.49         1.67%
  Class C...............................    $1,013.51         $11.77         2.32%
  Class W...............................    $1,017.80         $ 7.48         1.47%
SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND
  Class A...............................    $1,016.84         $ 8.44         1.66%
  Class C...............................    $1,013.51         $11.77         2.32%
  Class W#..............................    $1,017.54         $ 7.73         1.52%
SUNAMERICA INCOME EXPLORER FUND
  Class A#..............................    $1,016.53         $ 8.74         1.72%
  Class C#..............................    $1,013.26         $12.03         2.37%
  Class W#..............................    $1,017.54         $ 7.73         1.52%
SUNAMERICA SMALL-CAP FUND
  Class A#..............................    $1,016.53         $ 8.74         1.72%
  Class C#..............................    $1,013.26         $12.03         2.37%
  Class W#..............................    $1,017.54         $ 7.73         1.52%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2015" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2015" and the "Annualized Expense Ratio" would have been lower.
@  Consolidated; See Note 2.
+  See Note 1

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2015

                                         SUNAMERICA    SUNAMERICA   SUNAMERICA    SUNAMERICA    SUNAMERICA
                            2020 HIGH    COMMODITY       GLOBAL      FOCUSED       FOCUSED        INCOME     SUNAMERICA
                            WATERMARK     STRATEGY       TRENDS    ALPHA GROWTH  ALPHA LARGE-    EXPLORER    SMALL-CAP
                              FUND         FUND#+        FUND#         FUND        CAP FUND        FUND         FUND
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
ASSETS:
Investments at value
 (unaffiliated)*......... $ 33,273,163  $ 25,040,528  $        --  $602,908,363  $636,669,955  $23,282,178  $51,779,014
Repurchase agreements
 (cost approximates
 value)..................      331,000    16,322,005   40,740,000            --            --           --           --
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
 Total investments.......   33,604,163    41,362,533   40,740,000   602,908,363   636,669,955   23,282,178   51,779,014
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
Cash.....................           62           654        1,781           691           726       58,154       78,454
Foreign Cash*............           --            --           --            --            --       68,728           --
Receivable for:
 Shares of beneficial
   interest sold.........           --         8,252       14,307     1,419,255       124,614      117,043        2,124
 Dividends and interest..           --        10,530          153        89,659       366,873      107,107       19,889
 Investments sold........           --            --           --            --            --           --    1,330,008
Prepaid expenses and
 other assets............        1,708         1,694        1,656         6,227         4,281        1,708        1,776
Due from broker..........           --     3,721,383    1,689,980            --            --           --           --
Due from investment
 adviser for expense
 reimbursements/fee
 waivers.................       44,709       159,484       27,802            --         3,196       29,452       71,438
Unrealized appreciation
 on forward foreign
 currency contracts......           --            --        5,785            --            --           --           --
Variation margin on
 futures contracts.......           --       257,881       63,278            --            --           --           --
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
 Total assets............   33,650,642    45,522,411   42,544,742   604,424,195   637,169,645   23,664,370   53,282,703
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
LIABILITIES:
Payable for:
 Shares of beneficial
   interest redeemed.....       33,084        51,575       62,107       499,901       331,088       11,095       23,200
 Investments purchased...           --     1,200,255           --     5,177,278            --           --      697,800
 Payments on swap
   contracts.............           --        74,944           --            --            --           --           --
 Investment advisory and
   management fees.......       18,862        38,379       41,100       495,569       528,585       19,884       44,071
 Distribution and
   account maintenance
   fees..................       11,492        15,763       16,614       217,787       248,921        8,559       15,698
 Transfer agent fees and
   expenses..............        7,600        10,040        9,628       137,084       137,727        5,027        9,630
 Trustees' fees and
   expenses..............          306           386          363         3,719         4,037          326          545
 Prudential Global
   Funding, Inc. (Note 1)       10,157            --           --            --            --           --           --
 Other accrued expenses..       42,326       161,818      116,103       188,300       204,452       37,645       51,603
 Call and put options
   written, at value@....           --       144,500           --            --            --           --           --
Unrealized depreciation
 on forward foreign
 currency contracts......           --            --       24,648            --            --           --           --
Variation margin on
 futures contracts.......          465       102,307       68,600            --            --           --           --
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
 Total liabilities.......      124,292     1,799,967      339,163     6,719,638     1,454,810       82,536      842,547
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
NET ASSETS............... $ 33,526,350  $ 43,722,444  $42,205,579  $597,704,557  $635,714,835  $23,581,834  $52,440,156
                          ============  ============  ===========  ============  ============  ===========  ===========
NET ASSETS REPRESENTED
 BY:
Paid-in capital..........   44,966,549   139,376,965   45,100,805   442,074,642   595,793,077   26,033,484   47,663,994
Accumulated
 undistributed net
 investment income (loss)      672,320   (11,922,721)  (4,481,604)   (5,544,964)   (3,033,485)      30,556       (3,385)
Accumulated
 undistributed net
 realized gain (loss) on
 investments, futures
 contracts, written
 options contracts, swap
 contracts and foreign
 exchange transactions...  (15,867,052)  (83,769,465)   1,624,385    47,766,916   (32,883,834)    (857,422)   3,846,104
Unrealized appreciation
 (depreciation) on
 investments.............    3,747,505       (23,362)          --   113,408,633    75,839,077   (1,622,776)     933,443
Unrealized appreciation
 (depreciation) on
 futures contracts,
 written options
 contracts and swap
 contracts...............        7,028        61,027       34,536            --            --           --           --
Unrealized foreign
 exchange gain (loss) on
 other assets and
 liabilities.............           --            --      (72,543)         (670)           --       (2,008)          --
                          ------------  ------------  -----------  ------------  ------------  -----------  -----------
Net Assets............... $ 33,526,350  $ 43,722,444  $42,205,579  $597,704,557  $635,714,835  $23,581,834  $52,440,156
                          ============  ============  ===========  ============  ============  ===========  ===========
*Cost
 Investments
   (unaffiliated)........ $ 29,525,658  $ 25,063,890  $        --  $489,499,730  $560,830,878  $24,904,954  $50,845,571
                          ============  ============  ===========  ============  ============  ===========  ===========
 Foreign cash............ $         --  $         --  $        --  $         --  $         --  $    70,150  $        --
                          ============  ============  ===========  ============  ============  ===========  ===========
@Premiums received on
 options written......... $         --  $    141,017  $        --  $         --  $         --  $        --  $        --
                          ============  ============  ===========  ============  ============  ===========  ===========

--------
#  Consolidated; See Note 2.
+  See Note 1

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2015 -- (CONTINUED)

                                      SUNAMERICA  SUNAMERICA   SUNAMERICA   SUNAMERICA  SUNAMERICA
                           2020 HIGH  COMMODITY     GLOBAL      FOCUSED      FOCUSED      INCOME    SUNAMERICA
                           WATERMARK   STRATEGY     TRENDS    ALPHA GROWTH ALPHA LARGE-  EXPLORER   SMALL-CAP
                             FUND       FUND#+      FUND#         FUND       CAP FUND      FUND        FUND
                          ----------- ----------- ----------- ------------ ------------ ----------- -----------
CLASS A (UNLIMITED
 SHARES AUTHORIZED):
Net assets............... $21,636,210 $35,472,038 $31,504,072 $441,345,469 $495,598,312 $20,061,505 $51,789,105
Shares of beneficial
 interest issued and
 outstanding.............   2,363,561   4,794,209   2,327,733   16,437,589   18,656,939   1,441,697   3,153,681
Net asset value and
 redemption price per
 share (excluding any
 applicable contingent
 deferred sales charge).. $      9.15 $      7.40 $     13.53 $      26.85        26.56 $     13.92 $     16.42
Maximum sales charge
 (5.75% of offering
 price)..................        0.56        0.45        0.83         1.64         1.62        0.85        1.00
                          ----------- ----------- ----------- ------------ ------------ ----------- -----------
Maximum offering price
 to public............... $      9.71 $      7.85 $     14.36 $      28.49 $      28.18 $     14.77 $     17.42
                          =========== =========== =========== ============ ============ =========== ===========
CLASS C (UNLIMITED
 SHARES AUTHORIZED):
Net assets............... $ 3,636,343 $ 5,271,591 $ 7,984,147 $ 99,518,829 $123,641,457 $ 3,110,378 $   541,199
Shares of beneficial
 interest issued and
 outstanding.............     398,140     732,626     605,565    3,805,765    4,775,715     223,839      33,333
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).. $      9.13 $      7.20 $     13.18 $      26.15 $      25.89 $     13.90 $     16.24
                          =========== =========== =========== ============ ============ =========== ===========
CLASS I (UNLIMITED
 SHARES AUTHORIZED):
Net assets............... $ 8,253,797          --          --           --           --          --          --
Shares of beneficial
 interest issued and
 outstanding.............     897,331          --          --           --           --          --          --
Net asset value,
 offering and redemption
 price per share......... $      9.20 $        -- $        -- $         -- $         -- $        -- $        --
                          =========== =========== =========== ============ ============ =========== ===========
CLASS W (UNLIMITED
 SHARES AUTHORIZED):
Net assets...............          -- $ 2,978,815 $ 2,717,360 $ 56,840,259 $ 16,475,066 $   409,951 $   109,852
Shares of beneficial
 interest issued and
 outstanding.............          --     398,712     199,010    2,101,339      615,528      29,466       6,667
Net asset value,
 offering and redemption
 price per share......... $        -- $      7.47 $     13.65 $      27.05 $      26.77 $     13.91 $     16.48
                          =========== =========== =========== ============ ============ =========== ===========

--------
#  Consolidated; See Note 2.
+  See Note 1

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2015

                                                                             SUNAMERICA   SUNAMERICA   SUNAMERICA    SUNAMERICA
                                                                 2020 HIGH   COMMODITY      GLOBAL      FOCUSED       FOCUSED
                                                                 WATERMARK    STRATEGY      TRENDS    ALPHA GROWTH  ALPHA LARGE-
                                                                   FUND        FUND#+       FUND#         FUND        CAP FUND
                                                                ----------  -----------  -----------  ------------  ------------
INVESTMENT INCOME:
Dividends (unaffiliated)....................................... $       --  $    26,812  $        --  $  4,274,729  $  8,194,144
Interest (unaffiliated)........................................  1,283,916      285,214       33,286         2,985         2,443
                                                                ----------  -----------  -----------  ------------  ------------
    Total investment income*...................................  1,283,916      312,026       33,286     4,277,714     8,196,587
                                                                ----------  -----------  -----------  ------------  ------------
Expenses:
  Investment advisory and management fees......................    238,867      639,390      630,217     6,153,261     6,665,970
  Distribution and account maintenance fees:
   Class A.....................................................     80,980      137,147      117,537     1,595,590     1,827,334
   Class C.....................................................     42,742       67,473       97,278     1,030,823     1,278,181
  Service fees:
   Class I.....................................................     23,343           --           --            --            --
   Class W.....................................................         --        8,837        5,499        84,541        25,025
  Transfer agent fees and expenses:
   Class A.....................................................     57,304       92,655       80,909     1,133,675     1,245,200
   Class C.....................................................     11,456       16,777       24,651       250,191       298,250
   Class I.....................................................     21,423           --           --            --            --
   Class W.....................................................         --       13,988        9,009       125,714        38,209
  Registration fees:
   Class A.....................................................     20,525       23,165       21,709        40,568        34,741
   Class C.....................................................     13,236       13,344       13,458        26,259        21,004
   Class I.....................................................     17,405           --           --            --            --
   Class W.....................................................         --       12,946       12,537        21,135        15,821
  Custodian and accounting fees................................     25,001       50,085       71,231        65,152        70,180
  Reports to shareholders......................................     33,631       32,480       20,451       158,053       202,223
  Audit and tax fees...........................................     47,935       86,044       65,764        42,948        44,854
  Legal fees...................................................     15,977      116,764       18,266        33,580        36,032
  Fees paid to Prudential Global Funding, Inc (Note 1).........    128,621           --           --            --            --
  Trustees' fees and expenses..................................      2,281       20,986        2,684        36,108        38,670
  Deferred offering costs......................................         --           --           --            --            --
  Interest expense.............................................          3          563        4,766         1,403            54
  Other expenses...............................................     24,571       22,814       21,557        30,330        30,535
                                                                ----------  -----------  -----------  ------------  ------------
   Total expenses before fee waivers, expense
    reimbursements, expense recoupments and fees paid
    indirectly.................................................    805,301    1,355,458    1,217,523    10,829,331    11,872,283
   Net (fees waived and expenses reimbursed) recouped by
    investment advisor (Note 4)................................   (337,094)    (431,456)    (287,808)        4,690        (2,926)
   Fees paid indirectly (Note 9)...............................         --           --           --       (17,957)       (6,463)
                                                                ----------  -----------  -----------  ------------  ------------
   Net expenses................................................    468,207      924,002      929,715    10,816,064    11,862,894
                                                                ----------  -----------  -----------  ------------  ------------
Net investment income (loss)...................................    815,709     (611,976)    (896,429)   (6,538,350)   (3,666,307)
                                                                ----------  -----------  -----------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated).........    896,059   (3,899,248)          --    74,218,748    76,967,533
Net realized gain (loss) on futures contracts, written options
 contracts and swap contracts..................................       (607)     895,680    2,672,700            --            --
Net realized foreign exchange gain (loss) on other assets and
 liabilities...................................................         --          121      141,607        (2,292)       (4,711)
                                                                ----------  -----------  -----------  ------------  ------------
Net realized gain (loss) on investments and foreign
 currencies....................................................    895,452   (3,003,447)   2,814,307    74,216,456    76,962,822
                                                                ----------  -----------  -----------  ------------  ------------
Change in unrealized appreciation (depreciation) on
 investments (unaffiliated)....................................   (981,786)   1,236,339           --   (55,727,496)  (54,209,740)
Change in unrealized appreciation (depreciation) on futures
 contracts, written options contracts and swap contracts.......      5,265     (239,865)  (1,072,811)           --            --
Change in unrealized foreign exchange gain (loss) on other
 assets and liabilities........................................         --            3      (94,451)         (155)           --
                                                                ----------  -----------  -----------  ------------  ------------
Net unrealized gain (loss) on investments and foreign
 currencies . . . . . .........................................   (976,521)     996,477   (1,167,262)  (55,727,651)  (54,209,740)
                                                                ----------  -----------  -----------  ------------  ------------
Net realized and unrealized gain (loss) on investments and
 foreign currencies............................................    (81,069)  (2,006,970)   1,647,045    18,488,805    22,753,082
                                                                ----------  -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS............................................... $  734,640  $(2,618,946) $   750,616  $ 11,950,455  $ 19,086,775
                                                                ==========  ===========  ===========  ============  ============
*Net of foreign withholding taxes on interest and dividends
 of............................................................ $       --  $        --  $        --  $     17,964  $    188,265
                                                                ==========  ===========  ===========  ============  ============

                                                                 SUNAMERICA
                                                                   INCOME     SUNAMERICA
                                                                  EXPLORER    SMALL-CAP
                                                                    FUND         FUND
                                                                -----------  -----------
INVESTMENT INCOME:
Dividends (unaffiliated)....................................... $ 1,400,529  $   485,677
Interest (unaffiliated)........................................     247,945           74
                                                                -----------  -----------
    Total investment income*...................................   1,648,474      485,751
                                                                -----------  -----------
Expenses:
  Investment advisory and management fees......................     254,299      522,914
  Distribution and account maintenance fees:
   Class A.....................................................      75,975      181,221
   Class C.....................................................      32,494        3,986
  Service fees:
   Class I.....................................................          --           --
   Class W.....................................................         710          173
  Transfer agent fees and expenses:
   Class A.....................................................      48,887      114,690
   Class C.....................................................       9,095        1,983
   Class I.....................................................          --           --
   Class W.....................................................       1,946        1,153
  Registration fees:
   Class A.....................................................      20,812       16,168
   Class C.....................................................      12,069        9,490
   Class I.....................................................          --           --
   Class W.....................................................      11,505        9,386
  Custodian and accounting fees................................      26,213       62,665
  Reports to shareholders......................................      12,030        8,488
  Audit and tax fees...........................................      42,701       50,668
  Legal fees...................................................      15,780        9,728
  Fees paid to Prudential Global Funding, Inc (Note 1).........          --           --
  Trustees' fees and expenses..................................       1,708        3,300
  Deferred offering costs......................................          --       29,810
  Interest expense.............................................          77           48
  Other expenses...............................................      21,273       81,105
                                                                -----------  -----------
   Total expenses before fee waivers, expense
    reimbursements, expense recoupments and fees paid
    indirectly.................................................     587,574    1,106,976
   Net (fees waived and expenses reimbursed) recouped by
    investment advisor (Note 4)................................    (130,006)    (205,204)
   Fees paid indirectly (Note 9)...............................          --           --
                                                                -----------  -----------
   Net expenses................................................     457,568      901,772
                                                                -----------  -----------
Net investment income (loss)...................................   1,190,906     (416,021)
                                                                -----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated).........    (857,554)   4,875,412
Net realized gain (loss) on futures contracts, written options
 contracts and swap contracts..................................          --           --
Net realized foreign exchange gain (loss) on other assets and
 liabilities...................................................      (5,728)         147
                                                                -----------  -----------
Net realized gain (loss) on investments and foreign
 currencies....................................................    (863,282)   4,875,559
                                                                -----------  -----------
Change in unrealized appreciation (depreciation) on
 investments (unaffiliated)....................................  (1,509,499)  (1,633,968)
Change in unrealized appreciation (depreciation) on futures
 contracts, written options contracts and swap contracts.......          --           --
Change in unrealized foreign exchange gain (loss) on other
 assets and liabilities........................................      (3,008)          --
                                                                -----------  -----------
Net unrealized gain (loss) on investments and foreign
 currencies . . . . . .........................................  (1,512,507)  (1,633,968)
                                                                -----------  -----------
Net realized and unrealized gain (loss) on investments and
 foreign currencies............................................  (2,375,789)   3,241,591
                                                                -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS............................................... $(1,184,883) $ 2,825,570
                                                                ===========  ===========
*Net of foreign withholding taxes on interest and dividends
 of............................................................ $    34,070  $     1,214
                                                                ===========  ===========

--------
#  Consolidated; See Note 2.
+  See Note 1

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS

                                                         2020 HIGH            SUNAMERICA COMMODITY
                                                      WATERMARK FUND             STRATEGY FUND#+
                                                 ------------------------  --------------------------
                                                   FOR THE      FOR THE       FOR THE       FOR THE
                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                 OCTOBER 31,  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                    2015         2014          2015          2014
                                                 -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   815,709  $   947,584  $   (611,976) $   (752,063)
  Net realized gain (loss) on investments and
   foreign currencies...........................     895,452    1,291,519    (3,003,447)     (358,449)
  Net unrealized gain (loss) on investments
   and foreign currencies.......................    (976,521)  (1,956,100)      996,477       174,283
                                                 -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting
 from operations................................     734,640      283,003    (2,618,946)     (936,229)
                                                 -----------  -----------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...............    (566,960)    (629,587)           --            --
  Net investment income (Class C)...............     (74,803)    (109,241)           --            --
  Net investment income (Class I)...............    (283,749)    (341,353)           --            --
  Net investment income (Class W)...............          --           --            --            --
  Net realized gain on securities (Class A).....          --           --            --            --
  Net realized gain on securities (Class C).....          --           --            --            --
  Net realized gain on securities (Class I).....          --           --            --            --
  Net realized gain on securities (Class W).....          --           --            --            --
                                                 -----------  -----------  ------------  ------------
Total distributions to shareholders.............    (925,512)  (1,080,181)           --            --
                                                 -----------  -----------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 7).......................................  (5,529,610)  (7,693,292)  (18,617,151)  (22,786,898)
                                                 -----------  -----------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........  (5,720,482)  (8,490,470)  (21,236,097)  (23,723,127)

NET ASSETS:
Beginning of period.............................  39,246,832   47,737,302    64,958,541    88,681,668
                                                 -----------  -----------  ------------  ------------
End of period+.................................. $33,526,350  $39,246,832  $ 43,722,444  $ 64,958,541
                                                 ===========  ===========  ============  ============
+ Includes accumulated undistributed net
 investment income (loss)....................... $   672,320  $   782,123  $(11,922,721) $(12,011,968)
                                                 ===========  ===========  ============  ============

                                                      SUNAMERICA GLOBAL       SUNAMERICA FOCUSED ALPHA
                                                        TRENDS FUND#                 GROWTH FUND
                                                 --------------------------  --------------------------
                                                    FOR THE       FOR THE       FOR THE       FOR THE
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                  OCTOBER 31,   OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                                     2015          2014          2015          2014
                                                 ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).................. $   (896,429) $ (1,424,316) $ (6,538,350) $ (6,943,627)
  Net realized gain (loss) on investments and
   foreign currencies...........................    2,814,307      (309,457)   74,216,456    26,816,699
  Net unrealized gain (loss) on investments
   and foreign currencies.......................   (1,167,262)      588,957   (55,727,651)   58,007,880
                                                 ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
 from operations................................      750,616    (1,144,816)   11,950,455    77,880,952
                                                 ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...............           --            --            --            --
  Net investment income (Class C)...............           --            --            --            --
  Net investment income (Class I)...............           --            --            --            --
  Net investment income (Class W)...............           --            --            --            --
  Net realized gain on securities (Class A).....     (505,712)   (6,038,759)  (14,339,048)  (17,799,222)
  Net realized gain on securities (Class C).....     (162,859)   (2,156,496)   (3,267,873)   (3,214,837)
  Net realized gain on securities (Class I).....           --            --            --            --
  Net realized gain on securities (Class W).....      (73,117)     (936,100)   (1,645,444)   (1,393,273)
                                                 ------------  ------------  ------------  ------------
Total distributions to shareholders.............     (741,688)   (9,131,355)  (19,252,365)  (22,407,332)
                                                 ------------  ------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (NOTE 7).......................................  (11,278,536)  (37,153,815)  (16,295,978)   44,915,449
                                                 ------------  ------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........  (11,269,608)  (47,429,986)  (23,597,888)  100,389,069

NET ASSETS:
Beginning of period.............................   53,475,187   100,905,173   621,302,445   520,913,376
                                                 ------------  ------------  ------------  ------------
End of period+.................................. $ 42,205,579  $ 53,475,187  $597,704,557  $621,302,445
                                                 ============  ============  ============  ============
+ Includes accumulated undistributed net
 investment income (loss)....................... $ (4,481,604) $ (5,472,283) $ (5,544,964) $ (5,878,619)
                                                 ============  ============  ============  ============

#  Consolidated; See Note 2.
+  See Note 1

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                     SUNAMERICA FOCUSED ALPHA       SUNAMERICA INCOME
                                                                          LARGE-CAP FUND              EXPLORER FUND
                                                                    --------------------------  ------------------------
                                                                       FOR THE       FOR THE      FOR THE      FOR THE
                                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                     OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                                                        2015          2014         2015         2014
                                                                    ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $ (3,666,307) $ (3,769,744) $ 1,190,906  $ 1,072,267
  Net realized gain (loss) on investments and foreign currencies...   76,962,822    57,104,570     (863,282)   1,084,462
  Net unrealized gain (loss) on investments and foreign currencies.  (54,209,740)   56,904,892   (1,512,507)    (723,582)
                                                                    ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from operations....   19,086,775   110,239,718   (1,184,883)   1,433,147
                                                                    ------------  ------------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)..................................           --            --   (1,041,927)    (998,422)
  Net investment income (Class C)..................................           --            --     (134,909)     (50,346)
  Net investment income (Class I)..................................           --            --           --           --
  Net investment income (Class W)..................................           --            --      (23,766)     (10,754)
  Net realized gain on securities (Class A)........................  (31,278,239)  (26,929,525)    (926,712)          --
  Net realized gain on securities (Class C)........................   (7,673,298)   (6,180,659)    (128,409)          --
  Net realized gain on securities (Class I)........................           --            --           --           --
  Net realized gain on securities (Class W)........................     (754,067)     (135,057)     (20,157)          --
                                                                    ------------  ------------  -----------  -----------
Total distributions to shareholders................................  (39,705,604)  (33,245,241)  (2,275,880)  (1,059,522)
                                                                    ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7).............................................   (3,820,528)  (60,231,630)      61,634    4,837,256
                                                                    ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................  (24,439,357)   16,762,847   (3,399,129)   5,210,881

NET ASSETS:
Beginning of period................................................  660,154,192   643,391,345   26,980,963   21,770,082
                                                                    ------------  ------------  -----------  -----------
End of period+..................................................... $635,714,835  $660,154,192  $23,581,834  $26,980,963
                                                                    ============  ============  ===========  ===========
+ Includes accumulated undistributed net investment income (loss).. $ (3,033,485) $ (3,044,380) $    30,556  $    36,307
                                                                    ============  ============  ===========  ===========

                                                                           SUNAMERICA
                                                                         SMALL-CAP FUND
                                                                    ------------------------
                                                                      FOR THE      FOR THE
                                                                    YEAR ENDED   YEAR ENDED
                                                                    OCTOBER 31,  OCTOBER 31,
                                                                       2015         2014
                                                                    -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..................................... $  (416,021) $  (285,646)
  Net realized gain (loss) on investments and foreign currencies...   4,875,559     (629,470)
  Net unrealized gain (loss) on investments and foreign currencies.  (1,633,968)   2,567,411
                                                                    -----------  -----------
Net increase (decrease) in net assets resulting from operations....   2,825,570    1,652,295
                                                                    -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)..................................          --           --
  Net investment income (Class C)..................................          --           --
  Net investment income (Class I)..................................          --           --
  Net investment income (Class W)..................................          --           --
  Net realized gain on securities (Class A)........................          --           --
  Net realized gain on securities (Class C)........................          --           --
  Net realized gain on securities (Class I)........................          --           --
  Net realized gain on securities (Class W)........................          --           --
                                                                    -----------  -----------
Total distributions to shareholders................................          --           --
                                                                    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 7).............................................    (877,589)  48,839,880
                                                                    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS............................   1,947,981   50,492,175

NET ASSETS:
Beginning of period................................................  50,492,175           --
                                                                    -----------  -----------
End of period+..................................................... $52,440,156  $50,492,175
                                                                    ===========  ===========
+ Includes accumulated undistributed net investment income (loss).. $    (3,385) $      (539)
                                                                    ===========  ===========

#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/11     $8.96     $0.19      $ 0.48      $ 0.67     $(0.17)       $--      $(0.17) $9.46     7.76%  $34,975     1.48%
  10/31/12      9.46      0.19        0.46        0.65      (0.19)        --       (0.19)  9.92     6.96    33,009     1.42
  10/31/13      9.92      0.20       (0.56)      (0.36)     (0.21)        --       (0.21)  9.35    (3.70)   27,131     1.34
  10/31/14      9.35      0.20       (0.14)       0.06      (0.21)        --       (0.21)  9.20     0.78    24,155     1.36
  10/31/15      9.20      0.20       (0.03)       0.17      (0.22)        --       (0.22)  9.15     1.86    21,636     1.32
                                                                        CLASS C
                                                                        -------
  10/31/11     $8.89     $0.13      $ 0.48      $ 0.61     $(0.12)       $--      $(0.12) $9.38     7.02%  $15,848     2.13%
  10/31/12      9.38      0.12        0.46        0.58      (0.13)        --       (0.13)  9.83     6.22    14,123     2.07
  10/31/13      9.83      0.13       (0.55)      (0.42)     (0.13)        --       (0.13)  9.28    (4.29)    8,230     1.99
  10/31/14      9.28      0.14       (0.13)       0.01      (0.13)        --       (0.13)  9.16     0.13     5,001     2.01
  10/31/15      9.16      0.14       (0.03)       0.11      (0.14)        --       (0.14)  9.13     1.22     3,636     1.97
                                                                        CLASS I
                                                                        -------
  10/31/11     $9.00     $0.23      $ 0.48      $ 0.71     $(0.21)       $--      $(0.21) $9.50     8.30%  $17,141     1.01%
  10/31/12      9.50      0.23        0.47        0.70      (0.23)        --       (0.23)  9.97     7.47    16,415     0.95
  10/31/13      9.97      0.24       (0.55)      (0.31)     (0.26)        --       (0.26)  9.40    (3.22)   12,377     0.87
  10/31/14      9.40      0.24       (0.13)       0.11      (0.26)        --       (0.26)  9.25     1.31    10,090     0.89
  10/31/15      9.25      0.24       (0.03)       0.21      (0.26)        --       (0.26)  9.20     2.36     8,254     0.85

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    2.15%         0%
    1.91          0
    2.04          0
    2.17          0
    2.18          0


    1.50%         0%
    1.26          0
    1.38          0
    1.52          0
    1.53          0


    2.62%         0%
    2.38          0
    2.51          0
    2.64          0
    2.65          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/11 10/31/12 10/31/13 10/31/14 10/31/15
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.36%    0.41%    0.56%    0.61%    0.78%
2020 High Watermark Fund Class C........   0.39     0.45     0.61     0.75     1.01
2020 High Watermark Fund Class I........   0.76     0.80     0.94     1.03     1.22

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET                 NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET              ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE              END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------

                                                           SUNAMERICA COMMODITY STRATEGY FUND#+
                                                           ------------------------------------
                                                                          CLASS A
                                                                          -------
  10/31/11    $10.51     $(0.02)    $ 0.58      $ 0.56     $(0.20)     $(0.12)    $(0.32) $10.75    5.48%    $379,710
  10/31/12     10.75      (0.09)     (1.47)      (1.56)     (0.10)      (0.37)     (0.47)   8.72  (15.28)     181,487
  10/31/13      8.72      (0.08)     (0.75)      (0.83)        --          --         --    7.89   (9.52)      65,418
  10/31/14      7.89      (0.07)     (0.08)      (0.15)        --          --         --    7.74   (1.90)(6)   45,829
  10/31/15      7.74      (0.09)     (0.25)      (0.34)        --          --         --    7.40   (4.39)      35,472
                                                                          CLASS C
                                                                          -------
  10/31/11    $10.41     $(0.10)    $ 0.59      $ 0.49     $(0.13)     $(0.12)    $(0.25) $10.65    4.87%    $ 65,753
  10/31/12     10.65      (0.15)     (1.47)      (1.62)     (0.03)      (0.37)     (0.40)   8.63  (15.90)      44,446
  10/31/13      8.63      (0.13)     (0.73)      (0.86)        --          --         --    7.77   (9.97)(5)   14,198
  10/31/14      7.77      (0.13)     (0.06)      (0.19)        --          --         --    7.58   (2.45)(6)    9,153
  10/31/15      7.58      (0.13)     (0.25)      (0.38)        --          --         --    7.20   (5.01)       5,272
                                                                          CLASS W
                                                                          -------
  10/31/11    $10.53     $(0.01)    $ 0.59      $ 0.58     $(0.22)     $(0.12)    $(0.34) $10.77    5.73%    $ 48,843
  10/31/12     10.77      (0.07)     (1.47)      (1.54)     (0.12)      (0.37)     (0.49)   8.74  (15.07)      48,004
  10/31/13      8.74      (0.06)     (0.74)      (0.80)        --          --         --    7.94   (9.15)(5)    9,066
  10/31/14      7.94      (0.06)     (0.08)      (0.14)        --          --         --    7.80   (1.76)(6)    9,977
  10/31/15      7.80      (0.07)     (0.26)      (0.33)        --          --         --    7.47   (4.23)       2,979

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
   EXPENSE      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------





    1.71%         (0.19)%      129%
    1.68          (0.94)        95
    1.72          (0.94)        57
    1.72          (0.91)        16
    1.72          (1.12)        54


    2.37%         (0.94)%      129%
    2.37          (1.62)        95
    2.30(4)       (1.52)        57
    2.37          (1.56)        16
    2.37          (1.77)        54


    1.52%         (0.07)%      129%
    1.51          (0.75)        95
    1.43(4)       (0.63)        57
    1.52          (0.73)        16
    1.52          (0.91)        54

--------
#  Consolidated; See Note 2.
+  See Note 1
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/11 10/31/12 10/31/13 10/31/14 10/31/15
                                         -------- -------- -------- -------- --------
SunAmerica Commodity Strategy Fund
 Class A................................   0.20%    0.22%    0.42%    0.49%    0.82%
SunAmerica Commodity Strategy Fund
 Class C................................   0.22     0.21     0.53     0.59     0.92
SunAmerica Commodity Strategy Fund
 Class W................................   0.22     0.21     0.56     0.65     0.84

(4)Includes a reimbursement of expenses from a prior year of 0.07% and 0.09% for Class C and Class W, respectively.
(5)The Fund's performance figure was increased by 0.11% and 0.23% for Class C and Class W, respectively, for a reimbursement of expenses from a prior year.
(6)The Fund's performance figure was increased by 0.69% for Class A, Class C and Class W, from a reimbursement by an affiliate.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET                   NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET                ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE                END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF    TOTAL      PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD  RETURN(2)    (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------     --------

                                                                SUNAMERICA GLOBAL TRENDS FUND#
                                                                ------------------------------
                                                                           CLASS A
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.09)    $ 0.54      $ 0.45     $   --      $   --     $   --  $15.45    3.00%      $208,936
 10/31/12      15.45      (0.26)     (0.44)      (0.70)     (0.15)      (0.13)     (0.28)  14.47   (4.58)       188,865
 10/31/13      14.47      (0.27)      1.03        0.76         --          --         --   15.23    5.25(5)(7)   66,702
 10/31/14      15.23      (0.26)      0.06       (0.20)        --       (1.49)     (1.49)  13.54   (1.39)        35,293
 10/31/15      13.54      (0.25)      0.44        0.19         --       (0.20)     (0.20)  13.53    1.42         31,504
                                                                           CLASS C
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.12)    $ 0.51      $ 0.39     $   --      $   --     $   --  $15.39    2.60%      $ 21,114
 10/31/12      15.39      (0.34)     (0.44)      (0.78)     (0.09)      (0.13)     (0.22)  14.39   (5.08)        57,065
 10/31/13      14.39      (0.37)      1.03        0.66         --          --         --   15.05    4.59(5)      23,535
 10/31/14      15.05      (0.35)      0.07       (0.28)        --       (1.49)     (1.49)  13.28   (1.99)        11,428
 10/31/15      13.28      (0.33)      0.43        0.10         --       (0.20)     (0.20)  13.18    0.77          7,984
                                                                           CLASS W
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.07)    $ 0.53      $ 0.46     $   --      $   --     $   --  $15.46    3.07%      $ 34,779
 10/31/12      15.46      (0.22)     (0.46)      (0.68)     (0.16)      (0.13)     (0.29)  14.49   (4.40)        60,838
 10/31/13      14.49      (0.24)      1.04        0.80         --          --         --   15.29    5.52(5)(7)   10,668
 10/31/14      15.29      (0.23)      0.07       (0.16)        --       (1.49)     (1.49)  13.64   (1.09)         6,755
 10/31/15      13.64      (0.23)      0.44        0.21         --       (0.20)     (0.20)  13.65    1.56          2,717

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
   EXPENSE      INCOME TO
 TO AVERAGE      AVERAGE     PORTFOLIO
NET ASSETS(4) NET ASSETS(4)  TURNOVER
------------- -------------  ---------






    1.85%(3)      (1.81)%(3)     0%
    1.84          (1.72)         0
    1.85          (1.74)         0
    1.86          (1.82)         0
    1.86          (1.79)         0



    2.50%(3)      (2.46)%(3)     0%
    2.50          (2.37)         0
    2.48(6)       (2.38)         0
    2.51          (2.47)         0
    2.51          (2.44)         0



    1.65%(3)      (1.61)%(3)     0%
    1.65          (1.52)         0
    1.60(6)       (1.48)         0
    1.66          (1.62)         0
    1.66          (1.59)         0

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/11(3) 10/31/12 10/31/13 10/31/14 10/31/15
                                         ----------- -------- -------- -------- --------
Global Trends Fund Class A..............    0.86%      0.18%    0.28%    0.47%    0.58%
Global Trends Fund Class C..............    1.91       0.16     0.25     0.43     0.66
Global Trends Fund Class W..............    1.49       0.16     0.26     0.47     0.84

(5)The Fund's performance figure was increased by 0.35% for Class A, Class C and Class W, from a reimbursement by an affiliate.
(6)Includes a reimbursement of expenses from a prior year of 0.01% and 0.02% for Class C and Class W, respectively.
(7)The Fund's performance figure was increased by 0.07% for Class A and Class W for a reimbursement of expenses from a prior year.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                    NET GAIN
                                    (LOSS) ON
                NET                INVESTMENTS                              DISTRIBUTIONS
               ASSET      NET         (BOTH                   DISTRIBUTIONS   FROM NET
               VALUE   INVESTMENT   REALIZED       TOTAL FROM   FROM NET      REALIZED
             BEGINNING  INCOME@        AND         INVESTMENT  INVESTMENT     GAINS ON
PERIOD ENDED OF PERIOD   (LOSS)    UNREALIZED)     OPERATIONS    INCOME      INVESTMENTS
------------ --------- ---------- -----------      ---------- ------------- -------------





 12/31/10     $14.97     $ 0.01     $ 4.65           $ 4.66      $(0.01)       $(0.19)(4)
 12/31/11      19.55      (0.10)     (0.30)           (0.40)         --         (0.48)
 01/01/12-
 10/31/12      18.67      (0.01)      2.86(10)(11)     2.85          --            --
 10/31/13      21.52      (0.19)      5.95(11)         5.76          --         (2.50)
 10/31/14      24.78      (0.28)      3.77             3.49          --         (1.05)
 10/31/15      27.22      (0.26)      0.73             0.47          --         (0.84)


 01/24/12*-
 10/31/12     $19.69     $ 0.03     $ 1.70(10)(11)   $ 1.73      $   --        $   --
 10/31/13      21.42      (0.33)      5.91(11)         5.58          --         (2.50)
 10/31/14      24.50      (0.45)      3.71             3.26          --         (1.05)
 10/31/15      26.71      (0.43)      0.71             0.28          --         (0.84)


 01/24/12*-
 10/31/12     $19.69     $ 0.10     $ 1.76(10)(11)   $ 1.86      $   --        $   --
 10/31/13      21.55      (0.18)      6.01(11)         5.83          --         (2.50)
 10/31/14      24.88      (0.24)      3.78             3.54          --         (1.05)
 10/31/15      27.37      (0.21)      0.73             0.52          --         (0.84)

          CAPITAL
           SHARE                                                                       RATIO
        TRANSACTIONS                                                                  OF NET
            NAV       NET       NET                         NET                     INVESTMENT
         ACCRETION   ASSET     ASSET     MARKET  MARKET    ASSETS    RATIO OF         INCOME
 TOTAL   RESULTING   VALUE     VALUE     VALUE   VALUE     END OF    EXPENSES        (LOSS) TO
DISTRI- FROM SHARES  END OF    TOTAL     END OF  TOTAL     PERIOD   TO AVERAGE        AVERAGE       PORTFOLIO
BUTIONS   TENDERED   PERIOD    RETURN    PERIOD  RETURN   ($000'S) NET ASSETS(3)   NET ASSETS(3)    TURNOVER
------- ------------ ------ ------       ------ ------    -------- -------------   -------------    ---------

 SUNAMERICA FOCUSED ALPHA GROWTH FUND+
 ------------------------------------
        CLASS A
        -------
$(0.20)    $0.12(5)  $19.55 32.19%(1)    $17.54 29.61%(2) $278,510     1.25%            0.06%           70%
 (0.48)       --      18.67 (2.02)(1)     18.28  6.88(2)   266,016     1.32            (0.48)           74

    --        --      21.52 15.27(8)(9)      --    --      249,508     1.68(6)(7)      (0.06)(6)(7)     87(12)
 (2.50)       --      24.78 30.45(8)         --    --      418,071     1.71(6)         (0.87)(6)       107(12)
 (1.05)       --      27.22 14.70(8)         --    --      462,483     1.65(6)         (1.10)(6)        65
 (0.84)       --      26.85  1.87(8)         --    --      441,345     1.67            (0.97)          103
        CLASS C
        -------

$   --     $  --     $21.42  8.79%(8)(9) $   --   -- %    $ 33,084     2.37%(6)(7)      0.20%(6)(7)     87%(12)
 (2.50)       --      24.50 29.66(8)         --    --       72,132     2.37(6)         (1.58)(6)       107(12)
 (1.05)       --      26.71 13.90(8)         --    --      103,900     2.37(6)         (1.82)(6)        65
 (0.84)       --      26.15  1.17(8)         --    --       99,519     2.33(6)         (1.64)          103
        CLASS W
        -------

$   --     $  --     $21.55  9.45%(8)(9) $   --   -- %    $  5,084     1.52%(6)(7)      0.62%(6)(7)     87%(12)
 (2.50)       --      24.88 30.76(8)         --    --       30,710     1.52(6)         (0.85)(6)       107(12)
 (1.05)       --      27.37 14.85(8)         --    --       54,920     1.50(6)         (0.98)(6)        65
 (0.84)       --      27.05  2.05(8)         --    --       56,840     1.47            (0.78)          103

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, periods ended 12/31/10 through 12/31/11 have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                              12/31/11 10/31/12(7) 10/31/13 10/31/14 10/31/15
                                              -------- ----------- -------- -------- --------
SunAmerica Focused Alpha Growth Fund Class A.   0.00%     0.01%      0.00%    0.00%    0.00%
SunAmerica Focused Alpha Growth Fund Class C.    N/A      0.00       0.00     0.00     0.00
SunAmerica Focused Alpha Growth Fund Class W.    N/A      0.00       0.00     0.00     0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 7.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/12(7) 10/31/13 10/31/14 10/31/15
                                         ----------- -------- -------- --------
SunAmerica Focused Alpha Growth Fund
 Class A................................    0.03%     (0.01)%    -- %     -- %
SunAmerica Focused Alpha Growth Fund
 Class C................................    0.23       0.03    (0.03)   (0.00)
SunAmerica Focused Alpha Growth Fund
 Class W................................    0.84       0.01    (0.05)      --

(7)Annualized
(8)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Growth Fund
                Class A................................   0.64%
               SunAmerica Focused Alpha Growth Fund
                Class C................................   0.61
               SunAmerica Focused Alpha Growth Fund
                Class W................................   0.61

(10)Includes redemption fees of $0.12 per share.
(11)Includes the effect of a merger.
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                     NET GAIN
                                     (LOSS) ON
                 NET                INVESTMENTS                              DISTRIBUTIONS
                ASSET      NET         (BOTH                   DISTRIBUTIONS   FROM NET
                VALUE   INVESTMENT   REALIZED       TOTAL FROM   FROM NET      REALIZED
              BEGINNING  INCOME@        AND         INVESTMENT  INVESTMENT     GAINS ON
PERIOD ENDED  OF PERIOD   (LOSS)    UNREALIZED)     OPERATIONS    INCOME      INVESTMENTS
------------  --------- ---------- -----------      ---------- ------------- -------------





 12/31/10      $14.81     $ 0.06     $ 2.83           $ 2.89      $(0.07)       $(0.13)(4)
 12/31/11       17.58      (0.01)     (0.27)           (0.28)      (0.03)        (0.70)
 01/01/12-
 10/31/12       16.57      (0.07)      2.75(10)(11)     2.68          --            --
 10/31/13       19.25      (0.08)      6.06(11)         5.98          --         (0.86)
 10/31/14       24.37      (0.12)      4.47             4.35          --         (1.27)
 10/31/15       27.45      (0.11)      0.86             0.75          --         (1.64)


 01/24/12*-
 10/31/12      $17.59     $(0.19)    $ 1.77(10)(11)   $ 1.58      $   --        $   --
 10/31/13       19.17      (0.19)      5.99(11)         5.80          --         (0.86)
 10/31/14       24.11      (0.28)      4.40             4.12          --         (1.27)
 10/31/15       26.96      (0.28)      0.85             0.57          --         (1.64)


 01/24/12*-
 10/31/12      $17.59     $(0.02)    $ 1.72(10)(11)   $ 1.70      $   --        $   --
 10/31/13       19.29      (0.07)      6.12(11)         6.05          --         (0.86)
 10/31/14       24.48      (0.08)      4.48             4.40          --         (1.27)
 10/31/15       27.61      (0.08)      0.88             0.80          --         (1.64)

                        CAPITAL
                         SHARE                                                                       RATIO
                      TRANSACTIONS                                                                  OF NET
                          NAV       NET       NET                                                 INVESTMENT
                       ACCRETION   ASSET     ASSET     MARKET  MARKET   NET ASSETS   RATIO OF       INCOME
               TOTAL   RESULTING   VALUE     VALUE     VALUE   VALUE      END OF     EXPENSES      (LOSS) TO
              DISTRI- FROM SHARES  END OF    TOTAL     END OF  TOTAL      PERIOD    TO AVERAGE      AVERAGE    PORTFOLIO
PERIOD ENDED  BUTIONS   TENDERED   PERIOD    RETURN    PERIOD  RETURN    ($000'S)  NET ASSETS(3) NET ASSETS(3) TURNOVER
------------  ------- ------------ ------ ------       ------ ------    ---------- ------------- ------------- ---------

               SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND+
               ----------------------------------------
                    CLASS A
              -
 12/31/10     $(0.20)    $0.08(5)  $17.58 20.25%(1)    $15.74 16.76%(2)  $127,318    1.42%        0.42%           130%
 12/31/11      (0.73)       --      16.57 (1.50)(1)     16.22  7.55(2)    120,019    1.56        (0.08)           115
 01/01/12-
 10/31/12         --        --      19.25 16.17(8)(9)      --    --       225,787    1.72(6)(7)  (0.45)(6)(7)     154(12)
 10/31/13      (0.86)       --      24.37 32.50(8)         --    --       521,938    1.72(6)     (0.38)(6)        124(12)
 10/31/14      (1.27)       --      27.45 18.66(8)         --    --       525,359    1.66(6)     (0.46)(6)         57
 10/31/15      (1.64)       --      26.56  2.98(8)         --    --       495,598    1.66(6)     (0.43)            82
                    CLASS C
              -
 01/24/12*-
 10/31/12     $   --     $  --     $19.17  8.98%(8)(9) $   --   -- %     $ 32,358    2.37%(6)(7) (1.32)%(6)(7)    154%(12)
 10/31/13      (0.86)       --      24.11 31.66(8)         --    --       118,963    2.37(6)     (1.04)(6)        124(12)
 10/31/14      (1.27)       --      26.96 17.87(8)         --    --       126,687    2.32(6)     (1.12)(6)         57
 10/31/15      (1.64)       --      25.89  2.33(8)         --    --       123,641    2.31(6)     (1.08)            82
                    CLASS W
              -
 01/24/12*-
 10/31/12     $   --     $  --     $19.29  9.66%(8)(9) $   --   -- %     $    353    1.52%(6)(7) (0.12)%(6)(7)    154%(12)
 10/31/13      (0.86)       --      24.48 32.80(8)         --    --         2,490    1.52(6)     (0.32)(6)        124(12)
 10/31/14      (1.27)       --      27.61 18.78(8)         --    --         8,109    1.52(6)     (0.31)(6)         57
 10/31/15      (1.64)       --      26.77  3.15(8)         --    --        16,475    1.52(6)     (0.29)(6)         82

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, periods ended 12/31/10 through 12/31/11 have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                12/31/11 10/31/12(7) 10/31/13 10/31/14 10/31/15
                                -------- ----------- -------- -------- --------
 SunAmerica Focused Alpha
  Large-Cap Fund Class A.......   0.00%     0.00%      0.00%    0.00%    0.00%
 SunAmerica Focused Alpha
  Large-Cap Fund Class C.......    N/A      0.01%      0.00     0.00     0.00
 SunAmerica Focused Alpha
  Large-Cap Fund Class W.......    N/A      0.00%      0.00     0.00     0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 7.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/12(7) 10/31/13 10/31/14 10/31/15
                                         ----------- -------- -------- --------
SunAmerica Focused Alpha Large-Cap Fund
 Class A................................     0.05%     0.00%   (0.01)%    -- %
SunAmerica Focused Alpha Large-Cap Fund
 Class C................................     0.26      0.03    (0.02)      --
SunAmerica Focused Alpha Large-Cap Fund
 Class W................................    12.82      1.13     0.13     0.02

(7)Annualized
(8)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Large-Cap Fund
                Class A................................   0.66%
               SunAmerica Focused Alpha Large-Cap Fund
                Class C................................   0.63
               SunAmerica Focused Alpha Large-Cap Fund
                Class W................................   0.63

(10)Includes redemption fees of $0.11 per share.
(11)Includes the effect of a merger.
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                            SUNAMERICA INCOME EXPLORER FUND
                                                            -------------------------------
                                                                        CLASS A
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.20      $ 0.55      $ 0.75     $(0.19)     $   --     $(0.19) $15.56    5.03%  $21,475     1.72%(3)
 10/31/14      15.56      0.72        0.39        1.11      (0.71)         --      (0.71)  15.96    7.28    23,620     1.72
 10/31/15      15.96      0.70       (1.39)      (0.69)     (0.71)      (0.64)     (1.35)  13.92   (4.38)   20,062     1.72
                                                                        CLASS C
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.17      $ 0.55      $ 0.72     $(0.16)     $   --     $(0.16) $15.56    4.81%  $   190     2.37%(3)
 10/31/14      15.56      0.52        0.49        1.01      (0.63)         --      (0.63)  15.94    6.58     2,860     2.37
 10/31/15      15.94      0.60       (1.38)      (0.78)     (0.62)      (0.64)     (1.26)  13.90   (5.00)    3,110     2.37
                                                                        CLASS W
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.22      $ 0.54      $ 0.76     $(0.20)     $   --     $(0.20) $15.56    5.10%  $   105     1.52%(3)
 10/31/14      15.56      0.65        0.49        1.14      (0.74)         --      (0.74)  15.96    7.51       502     1.52
 10/31/15      15.96      0.73       (1.40)      (0.67)     (0.74)      (0.64)     (1.38)  13.91   (4.26)      410     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(4) TURNOVER
------------- ---------






    4.22%(3)     13%
    4.55         51
    4.76         50



    3.39%(3)     13%
    3.53         51
    4.11         50



    4.36%(3)     13%
    4.37         51
    4.92         50

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                              10/31/13(3) 10/31/14 10/31/15
                                              ----------- -------- --------
     SunAmerica Income Explorer Fund Class A.     3.80%     0.40%    0.42%
     SunAmerica Income Explorer Fund Class C.    44.66      0.82     0.75
     SunAmerica Income Explorer Fund Class W.    53.79      3.71     2.94

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                SUNAMERICA SMALL-CAP FUND
                                                                -------------------------
                                                                         CLASS A
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.08)     $0.57      $0.49       $--          $--        $--   $15.49   3.27%   $50,123     1.72%(3)
 10/31/15      15.49      (0.13)      1.06       0.93        --           --         --    16.42   6.00     51,789     1.72%
                                                                         CLASS C
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.15)     $0.56      $0.41       $--          $--        $--   $15.41   2.73%   $   256     2.37%(3)
 10/31/15      15.41      (0.23)      1.06       0.83        --           --         --    16.24   5.39        541     2.37
                                                                         CLASS W
                                                                         -------
 02/06/14@-
 10/31/14     $15.00     $(0.06)     $0.57      $0.51       $--          $--        $--   $15.51   3.40%   $   113     1.52%(3)
 10/31/15      15.51      (0.10)      1.07       0.97        --           --         --    16.48   6.25        110     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE     PORTFOLIO
NET ASSETS(4)  TURNOVER
-------------  ---------






    (0.76)%(3)    61%
    (0.79)        88



    (1.46)%(3)    61%
    (1.47)        88



    (0.57)%(3)    61%
    (0.59)        88

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                  10/31/14(3) 10/31/15
                                                  ----------- --------
         SunAmerica Small Cap Fund Class A.......     0.26%     0.33%
         SunAmerica Small Cap Fund Class C.......    12.36      4.32
         SunAmerica Small Cap Fund Class W.......    18.46     13.86

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

United States Treasury Bonds.............................................  74.6%
Resolution Fund Corp.....................................................  19.1
U.S. Government Treasuries...............................................   5.5
Repurchase Agreements....................................................   1.0
                                                                          -----
Total Investments........................................................ 100.2
Liabilities in excess of other assets (including open futures contracts).  (0.2)
                                                                          -----
Net Assets --............................................................ 100.0%
                                                                          =====

--------
* Calculated as a percentage of net assets.
CREDIT QUALITY+#

                                  Aaa. 100.0%
                                       =====

--------
+ Source: Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015

                                                 PRINCIPAL    VALUE
                SECURITY DESCRIPTION              AMOUNT     (NOTE 3)
        --------------------------------------------------------------
        U.S. GOVERNMENT AGENCIES -- 19.1%
        RESOLUTION FUNDING CORP. -- 19.1%
          Resolution Funding Corp. STRIPS
           zero coupon due 07/15/2020
           (cost $5,786,504)................... $ 7,000,000 $ 6,415,409
                                                            -----------
        U.S. GOVERNMENT TREASURIES -- 74.6%
        UNITED STATES TREASURY BONDS -- 74.6%
          United States Treasury Bonds STRIPS
           zero coupon due 08/15/2020
           (cost $21,880,083)..................  26,990,000  24,998,165
                                                            -----------
        TOTAL LONG-TERM INVESTMENT SECURITIES
           (cost $27,666,587)..................              31,413,574
                                                            -----------
        SHORT-TERM INVESTMENT SECURITIES -- 5.5%
        U.S. GOVERNMENT TREASURIES -- 5.5%
          United States Treasury Bills
           0.17% due 02/18/2016(1)
           (cost $1,859,071)...................   1,860,000   1,859,589
                                                            -----------

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 3)
   ------------------------------------------------------------------------
   REPURCHASE AGREEMENTS -- 1.0%
     Agreement with State Street Bank & Trust Co.,
      bearing interest at 0.00%, dated 10/30/2015,
      to be repurchased 11/02/2015 in the amount of
      $331,000 and collateralized by $345,000 of
      Federal Home Loan Mtg. Corp. Notes, bearing
      interest at 2.00%, due 01/30/2015 and having
      an approximate value of $337,917
      (cost $331,000)................................ $331,000  $   331,000
                                                                -----------
   TOTAL INVESTMENTS --
      (cost $29,856,658)(2)..........................    100.2%  33,604,163
   Liabilities in excess of other assets.............     (0.2)     (77,813)
                                                      --------  -----------
   NET ASSETS --                                         100.0% $33,526,350
                                                      ========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 6 for cost of investments on a tax basis.

STRIPS -- Separate Trading of Registered Interest and Principal of Securities

FUTURES CONTRACTS
------------------------------------------------------------------------------------------
                                                                VALUE AS OF   UNREALIZED
NUMBER OF                                             VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION MONTH TRADE DATE    2015     (DEPRECIATION)
--------- ---- -------------------- ---------------- ---------- ----------- --------------
    1     Long S&P 500 E-Mini Index  December 2015    $96,657    $103,685       $7,028
                                                                                ======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                  --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
U.S. Government Agencies.........        $   --            $ 6,415,409             $--           $ 6,415,409
U.S. Government Treasuries.......            --             24,998,165              --            24,998,165
Short-Term Investment Securities.            --              1,859,589              --             1,859,589
Repurchase Agreements............            --                331,000              --               331,000
                                         ------            -----------             ---           -----------
TOTAL INVESTMENTS AT VALUE               $   --            $33,604,163             $--           $33,604,163
                                         ======            ===========             ===           ===========
Other Financial Instruments:+
Futures Contracts................        $7,028            $        --             $--           $     7,028
                                         ======            ===========             ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written options contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2015@# -- (UNAUDITED)

INDUSTRY ALLOCATION*

  U.S. Government Agencies............................................  38.1%
  Repurchase Agreements...............................................  37.3
  U.S. Government Treasuries..........................................  11.8
  United States Treasury Notes........................................   6.2
  Investment Companies................................................   1.0
  Exchange-Traded Funds...............................................   0.1
  Options Purchased...................................................   0.1
                                                                       -----
  Total investments...................................................  94.6
  Other assets less liabilities (including futures, options and swaps
   contracts).........................................................   5.4
                                                                       -----
  Net Assets.......................................................... 100.0%
                                                                       =====

CREDIT QUALITY+**

Aaa . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. 100.0%
                                                                                                             =====

--------
*  Calculated as a percentage of net assets.
@  Consolidated; See Note 2
+  Source: Moody's
** Calculated as a percentage of total debt issues, excluding short-term securities.
#  See Note 1

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015@#


                                                  SHARES/
                                                 PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT     (NOTE 3)
         --------------------------------------------------------------
         U.S. GOVERNMENT TREASURIES -- 6.2%
         UNITED STATES TREASURY NOTES -- 6.2%
           0.10% due 07/31/2017 FRS............. $1,000,000 $   999,175
           0.19% due 10/31/2017 FRS.............  1,200,000   1,200,376
           0.38% due 04/30/2016.................    500,000     500,244
                                                            -----------
         TOTAL U.S. GOVERNMENT TREASURIES
            (cost $2,699,320)...................              2,699,795
                                                            -----------
         COMMON STOCKS -- 1.0%
         INVESTMENT COMPANIES -- 1.0%
           Uranium Participation Corp.+(1)
            (cost $439,840).....................    114,100     443,276
                                                            -----------
         EXCHANGE-TRADED FUNDS -- 0.1%
           ETFS Physical Platinum Shares+(1)....
            (cost $45,936)......................        490      46,530
                                                            -----------
         OPTIONS--PURCHASED -- 0.1%
           Call Options-Purchased(1)(5).........         23      26,630
           Put Options-Purchased(1)(6)..........         16         200
                                                            -----------
         TOTAL OPTIONS--PURCHASED
            (cost $57,064)......................                 26,830
                                                            -----------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $3,242,160)...................              3,216,431
                                                            -----------
         SHORT-TERM INVESTMENT SECURITIES -- 49.9%
         U.S. GOVERNMENT AGENCIES -- 38.1%
           Federal Farm Credit Bank FRS
            0.28% due 10/20/2016................    175,000     175,054
           Federal Home Loan Bank
            0.10% due 11/18/2015................  6,000,000   5,999,934
            0.11% due 11/24/2015................  5,000,000   4,999,925
            0.12% due 01/27/2016................    500,000     499,893
            0.13% due 01/27/2016................    392,000     391,915
            0.16% due 02/09/2016 FRS............  1,000,000     999,933
            0.19% due 02/03/2016................  1,000,000     999,690
            0.29% due 06/08/2016................    400,000     399,426
            1.38% due 12/11/2015................  1,700,000   1,702,191
           Federal Home Loan Mtg. Corp.
            0.16% due 01/25/2016................    500,000     499,895
                                                            -----------
                                                             16,667,856
                                                            -----------
         U.S. GOVERNMENT TREASURIES -- 11.8%
           United States Treasury Bills
            0.10% due 01/07/2016(2).............  2,000,000   1,999,744
            0.14% due 01/07/2016................    500,000     499,936
            0.19% due 02/04/2016(1).............     60,000      59,983
            0.19% due 05/26/2016................  2,000,000   1,997,366
            0.24% due 05/26/2016................    600,000     599,212
                                                            -----------
                                                              5,156,241
                                                            -----------
         TOTAL SHORT-TERM INVESTMENT SECURITIES
            (cost $21,821,730)..................             21,824,097
                                                            -----------


                                                       PRINCIPAL    VALUE
                SECURITY DESCRIPTION                    AMOUNT     (NOTE 3)
  --------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 37.3%
    Bank of America Securities LLC
     Joint Repurchase Agreement(3)................... $2,620,000  $ 2,620,000
    Bank of America Securities LLC
     Joint Repurchase Agreement(1)(3)................  1,115,000    1,115,000
    Barclays Capital, Inc.
     Joint Repurchase Agreement(3)...................  2,155,000    2,155,000
    Barclays Capital, Inc.
     Joint Repurchase Agreement(1)(3)................    910,000      910,000
    BNP Paribas SA
     Joint Repurchase Agreement(3)...................  2,155,000    2,155,000
    BNP Paribas SA
     Joint Repurchase Agreement(1)(3)................    910,000      910,000
    Deutsche Bank AG
     Joint Repurchase Agreement(3)...................  2,385,000    2,385,000
    Deutsche Bank AG
     Joint Repurchase Agreement(1)(3)................  1,005,000    1,005,000
    RBS Securities, Inc.
     Joint Repurchase Agreement(3)...................  2,155,000    2,155,000
    RBS Securities, Inc.
     Joint Repurchase Agreement(1)(3)................    910,000      910,000
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.00%, dated 10/30/2015,
     to be repurchased 11/02/2015 in the amount
     of $2,005 and collateralized by $2,100 of U.S.
     Treasury Notes, bearing interest at 1.50%,
     due 08/31/2018 and having an approximate
     value of $2,134(1)..............................      2,005        2,005
                                                                  -----------
  TOTAL REPURCHASE AGREEMENTS
     (cost $16,322,005)..............................              16,322,005
                                                                  -----------
  TOTAL INVESTMENTS
     (cost $41,385,895)(4)...........................       94.6%  41,362,533
  Other assets less liabilities......................        5.4    2,359,911
                                                      ----------  -----------
  NET ASSETS                                               100.0% $43,722,444
                                                      ==========  ===========

--------
@  Consolidated; See Note 2.
#  See Note 1
+  Non-income producing security
(1)The security is owned by the SunAmerica Commodity Strategy Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Commodity Strategy Fund.
(2)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)See Note 3 for details of Joint Repurchase Agreements.
(4)See Note 6 for cost of investments on a tax basis.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015@# -- (CONTINUED)

(5)Call Options - Purchased

CALL OPTIONS - PURCHASED(A)
------------------------------------------------------------------------------------
                                                           VALUE AT     UNREALIZED
                    EXPIRATION STRIKE   NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
       ISSUE          MONTH    PRICE   CONTRACTS   PAID      2015     (DEPRECIATION)
------------------- ---------- ------- --------- -------- ----------- --------------
Natural Gas Futures   Feb-16   $  3.00    22     $53,454    $26,620      $(26,834)
Crude Oil Futures     Nov-15    145.00     1          10         10             0
                                          --     -------    -------      --------
                                          23     $53,464    $26,630      $(26,834)
                                          ==     =======    =======      ========

(6)Put Options - Purchased

  PUT OPTIONS - PURCHASED(A)
  ----------------------------------------------------------------------------
                                                     VALUE AT     UNREALIZED
               EXPIRATION STRIKE  NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
     ISSUE       MONTH    PRICE  CONTRACTS   PAID      2015     (DEPRECIATION)
  ------------ ---------- ------ --------- -------- ----------- --------------
  Corn Futures   Nov-15   $3.50     16      $3,600     $200        $(3,400)
                                    ==      ======     ====        =======

FRS-- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2015 and unless noted otherwise, the dates shown are the original maturity dates.

WRITTEN CALL OPTIONS(A)
-----------------------------------------------------------------------------------
                                                          VALUE AT     UNREALIZED
                    EXPIRATION STRIKE  NO. OF   PREMIUMS OCTOBER 31,  APPRECIATION
       ISSUE          MONTH    PRICE  CONTRACTS RECEIVED    2015     (DEPRECIATION)
------------------- ---------- ------ --------- -------- ----------- --------------
Corn Futures          Nov-15   $3.90     15     $ 9,375    $2,719       $ 6,656
Natural Gas Futures   Feb-16    4.00     22      15,169     5,940         9,229
                                         --     -------    ------       -------
                                         37     $24,544    $8,659       $15,885
                                         ==     =======    ======       =======

WRITTEN PUT OPTIONS(A)
------------------------------------------------------------------------------------
                                                           VALUE AT     UNREALIZED
                    EXPIRATION STRIKE  NO. OF   PREMIUMS  OCTOBER 31,  APPRECIATION
       ISSUE          MONTH    PRICE  CONTRACTS RECEIVED     2015     (DEPRECIATION)
------------------- ---------- ------ --------- --------  ----------- --------------
Corn Futures          Nov-15   $ 3.90    15     $ 15,187   $  8,531      $  6,656
Natural Gas Futures   Feb-16     2.50    22       34,286     60,940       (26,654)
Crude Oil Futures     Nov-15    70.00     1       22,600     23,410          (810)
Brent Crude Futures   Oct-17    70.00     3       44,400*    42,960         1,440
                                         --     --------   --------      --------
                                         41     $116,473   $135,841      $(19,368)
                                         ==     ========   ========      ========

FUTURES CONTRACTS(A)
-------------------------------------------------------------------------------------------
                                                                 VALUE AS OF   UNREALIZED
NUMBER OF                                              VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE      DESCRIPTION      EXPIRATION MONTH TRADE DATE    2015     (DEPRECIATION)
--------- ----  -------------------- ---------------- ---------- ----------- --------------
   20     Long  Aluminum Futures      December 2015   $  795,000 $  732,625    $ (62,375)
   16     Short Aluminum Futures      December 2016      661,600    606,900       54,700
   76     Long  Brent Crude Futures   December 2015    3,885,646  3,766,560     (119,086)
   6      Long  Brent Crude Futures    January 2016      307,718    301,860       (5,858)
   11     Long  Brent Crude Futures   December 2016      614,250    623,480        9,230
   10     Short Brent Crude Futures   December 2017      595,040    601,600       (6,560)
   11     Short Brent Crude Futures   December 2018      678,470    686,950       (8,480)
   13     Long  Coffee Futures        December 2015      576,290    589,631       13,341
   21     Long  Copper Futures        December 2015    2,700,074  2,689,837      (10,237)
   8      Short Copper Futures        December 2015    1,025,019  1,024,700          319
   6      Long  Copper Futures           March 2016      761,362    765,825        4,463
   49     Long  Corn Futures          December 2015      937,125    936,513         (612)
   18     Long  Corn Futures          December 2016      366,975    367,200          225
   16     Long  Gasoline Futures      December 2015      871,748    921,715       49,967
   4      Long  Gasoline Futures          July 2016      274,565    275,638        1,073
   20     Long  Gold Futures          December 2015    2,266,660  2,282,800       16,140
   1      Short Gold Futures          February 2016      112,970    114,230       (1,260)

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015@# -- (CONTINUED)

FUTURES CONTRACTS(A)
--------------------------------------------------------------------------------------------------
                                                                        VALUE AS OF   UNREALIZED
NUMBER OF                                                     VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE         DESCRIPTION          EXPIRATION MONTH TRADE DATE    2015     (DEPRECIATION)
--------- ----  --------------------------- ---------------- ---------- ----------- --------------
   12     Long  Heating Oil Futures          December 2015   $  749,326 $  764,417    $  15,091
   13     Long  Lean Hogs Futures            December 2015      337,480    307,840      (29,640)
   10     Short Lean Hogs Futures            February 2016      273,469    251,000       22,469
   4      Long  Low Sulphur Gasoil Futures    January 2016      188,238    186,300       (1,938)
   42     Long  Natural Gas Futures          December 2015    1,173,480    974,820     (198,660)
   54     Long  Natural Gas Futures           January 2016    1,567,620  1,344,600     (223,020)
   2      Long  Natural Gas Futures          February 2016       48,888     50,260        1,372
   22     Long  Natural Gas Futures             March 2016      535,764    550,440       14,676
   2      Short Natural Gas Futures           January 2017       58,266     59,200         (934)
   22     Long  Nickel Futures               December 2015    1,288,980  1,326,402       37,422
   6      Long  Palladium Futures            December 2015      362,550    406,350       43,800
   31     Long  Platinum Futures              January 2016    1,456,692  1,533,105       76,413
   21     Long  Silver Futures               December 2015    1,570,800  1,634,535       63,735
   18     Long  Soybean Futures               January 2016      797,326    797,175         (151)
   2      Short Soybean Futures                 March 2016       87,725     88,875       (1,150)
   57     Long  Soybean Oil Futures          December 2015      906,102    964,440       58,338
   91     Long  Sugar Futures                   March 2016    1,190,741  1,479,878      289,137
   31     Long  Wheat Futures                December 2015      754,213    765,313       11,100
   18     Short Wheat Futures                December 2015      443,575    469,800      (26,225)
   1      Short Wheat Futures                   March 2016       25,013     26,275       (1,262)
   41     Long  WTI Crude Futures             January 2016    1,992,760  1,946,270      (46,490)
   20     Long  Zinc Futures                 December 2015      816,500    850,375       33,875
   3      Long  Zinc Futures                    March 2016      137,251    128,813       (8,438)
                                                                                      ---------
                                                                                      $  64,510
                                                                                      =========

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(A)+
-------------------------------------------------------------------------------------------------------------------------------
                   NOTIONAL                                                                                     GROSS UNREALIZED
                    AMOUNT  TERMINATION FIXED PAYMENTS RECEIVED (PAID) BY THE TOTAL RETURN RECEIVED OR PAID BY   APPRECIATION/
SWAP COUNTERPARTY  (000'S)     DATE                   PORTFOLIO                          PORTFOLIO               (DEPRECIATION)
-----------------  -------- ----------- ------------------------------------- --------------------------------- ----------------
 Chase Bank NA     $   800  09/30/2016                  0.250%                     S&P GSCI Grains Index              $--
 Goldman Sachs         167  09/30/2016                  0.150%                S&P GSCI Industrial Metals Index         --
 Chase Bank NA      14,560  09/30/2016                  0.009%                   Bloomberg Commodity Index             --
                                                                                                                      ---
                                                                                                                      $--
                                                                                                                      ===

--------
(a)The security is owned by the SunAmerica Commodity Strategy Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Commodity Strategy Fund.
@  Consolidated; See Note 2
#  See Note 1
+ Illiquid security. At October 31, 2015, the aggregate value of these securities was $0, representing 0.0% of net assets.
*  Represents value at trade date

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA COMMODITY STRATEGY FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015@# -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                   LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                       QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                   --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
U.S. Government Treasuries........       $     --           $ 2,699,795             $--           $ 2,699,795
Common Stocks.....................        443,276                    --              --               443,276
Exchange-Traded Funds.............         46,530                    --              --                46,530
Options-Purchased.................         26,830                    --              --                26,830
Short-Term Investment Securities..             --            21,824,097              --            21,824,097
Repurchase Agreements.............             --            16,322,005              --            16,322,005
                                         --------           -----------             ---           -----------
TOTAL INVESTMENTS AT VALUE               $516,636           $40,845,897             $--           $41,362,533
                                         ========           ===========             ===           ===========
Other Financial Instruments:+
Written Call Options..............       $ 15,885           $        --             $--           $    15,885
Written Put Options...............          8,096                    --              --                 8,096
Futures Contracts.................        816,886                    --              --               816,886
                                         --------           -----------             ---           -----------
TOTAL OTHER FINANCIAL INSTRUMENTS        $840,867           $        --             $--           $   840,867
                                         ========           ===========             ===           ===========
LIABILITIES:
Other Financial Instruments:+
Written Put Options...............       $ 27,464           $        --             $--           $    27,464
Futures Contracts.................        752,376                    --              --               752,376
                                         --------           -----------             ---           -----------
TOTAL OTHER FINANCIAL INSTRUMENTS        $779,840           $        --             $--           $   779,840
                                         ========           ===========             ===           ===========

--------
@  Consolidated; See Note 2
#  See Note 1
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward, written options and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2015@ -- (UNAUDITED)

INDUSTRY ALLOCATION*

      Repurchase Agreements . . . . . . . . . . . .................. 96.5%
      Other assets less liabilities (including futures contracts) ..  3.5
                                                                     ----
      Net Assets . . . . . . .......................................  100%
                                                                     ====

--------
*  Calculated as a percentage of net assets
@  Consolidated; see Note 2.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015@

                                                   PRINCIPAL    VALUE
                SECURITY DESCRIPTION                AMOUNT     (NOTE 3)
      ------------------------------------------------------------------
      REPURCHASE AGREEMENTS -- 96.5%
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)................. $7,105,000  $ 7,105,000
        Bank of America Securities LLC Joint
         Repurchase Agreement(1)(2)..............  2,210,000    2,210,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)............................  5,845,000    5,845,000
        Barclays Capital, Inc. Joint Repurchase
         Agreement(1)(2).........................  1,805,000    1,805,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)............................  5,845,000    5,845,000
        BNP Paribas SA Joint Repurchase
         Agreement(1)(2).........................  1,805,000    1,805,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)............................  6,475,000    6,475,000
        Deutsche Bank AG Joint Repurchase
         Agreement(1)(2).........................  2,000,000    2,000,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(1)............................  5,845,000    5,845,000
        RBS Securities, Inc. Joint Repurchase
         Agreement(1)(2).........................  1,805,000    1,805,000
                                                              -----------
      TOTAL REPURCHASE AGREEMENTS
         (cost $40,740,000)......................              40,740,000
                                                              -----------
      TOTAL INVESTMENTS
         (cost $40,740,000)(3)...................       96.5%  40,740,000
      Other assets less liabilities..............        3.5    1,465,579
                                                  ----------  -----------
      NET ASSETS                                       100.0% $42,205,579
                                                  ==========  ===========

--------
@  Consolidated; see Note 2.
(1)See Note 3 for details of Joint Repurchase Agreements.
(2)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)See Note 6 for cost of investments on a tax basis.

FUTURES CONTRACTS
-------------------------------------------------------------------------------------------
                                                                 VALUE AS OF   UNREALIZED
NUMBER OF                                              VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE         DESCRIPTION   EXPIRATION MONTH TRADE DATE    2015     (DEPRECIATION)
--------- ----         -----         ---------------- ---------- ----------- --------------
   14     Long Dax Index              December 2015   $4,150,465 $4,164,183     $ 13,718
   19     Long KOSPI 200 Index        December 2015    2,079,076  2,093,242       14,166
   43     Long FTSE 100 Index         December 2015    4,257,057  4,189,450      (67,607)
   48     Long EURO-Bund              December 2015    8,239,943  8,298,049       58,106
   53     Long US Treasury Long Bond  December 2015    8,293,847  8,291,188       (2,659)
   80     Long S&P 500 E-Mini Index   December 2015    8,275,988  8,294,800       18,812
                                                                                --------
                                                                                $ 34,536
                                                                                ========

FORWARD FOREIGN CURRENCY CONTRACTS
-------------------------------------------------------------------------------------------------------
                                                                    DELIVERY   UNREALIZED   UNREALIZED
        COUNTERPARTY           CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
------------------------------ ------------------- --------------- ---------- ------------ ------------
State Street Bank & Trust Co.  BRL    5,405,000    USD  1,377,246  11/04/2015    $   --      $(24,266)
                               USD    1,401,893    BRL  5,405,000  11/04/2015        --          (382)
                                                                                 ------      --------
                                                                                     --       (24,648)
                                                                                 ------      --------
UBS AG                         USD    1,395,652    BRL  5,457,000  12/02/2015     5,785            --
                                                                                 ------      --------
Net Unrealized Appreciation/(Depreciation)                                       $5,785      $(24,648)
                                                                                 ======      ========

BRL -- Brazilian Real
USD -- United States Dollar

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015@ -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                    LEVEL 1 -- UNADJUSTED  LEVEL 2-- OTHER  LEVEL 3-- SIGNIFICANT
                                        QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                    --------------------- ----------------- --------------------- -----------
ASSETS:
Investments at Value:*
Repurchase Agreements..............       $     --           $40,740,000             $--          $40,740,000
                                          --------           -----------             ---          -----------
TOTAL INVESTMENTS AT VALUE                $     --           $40,740,000             $--          $40,740,000
                                          ========           ===========             ===          ===========
Other Financial Instruments:+
Futures Contracts..................       $104,802           $        --             $--          $   104,802
Forward Foreign Currency Contracts.             --                 5,785              --                5,785
                                          --------           -----------             ---          -----------
TOTAL OTHER FINANCIAL INSTRUMENTS         $104,802           $     5,785             $--          $   110,587
                                          ========           ===========             ===          ===========

LIABILITIES:
Other Financial Instruments:+
Futures Contracts..................       $ 70,266           $        --             $--          $    70,266
Forward Foreign Currency Contracts.             --                24,648              --               24,648
                                          --------           -----------             ---          -----------
TOTAL OTHER FINANCIAL INSTRUMENTS         $ 70,266           $    24,648             $--          $    94,914
                                          ========           ===========             ===          ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
@  Consolidated; See Note 2.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO PROFILE -- OCTOBER 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Retail-Restaurants....................  10.8%
                 Entertainment Software................   7.6
                 Web Portals/ISP.......................   7.6
                 E-Commerce/Products...................   7.4
                 Internet Content-Entertainment........   7.4
                 Aerospace/Defense.....................   6.2
                 Finance-Credit Card...................   6.0
                 Retail-Discount.......................   5.7
                 Time Deposits.........................   5.4
                 Medical-HMO...........................   5.2
                 Resorts/Theme Parks...................   3.5
                 Apparel Manufacturers.................   2.9
                 Hotels/Motels.........................   2.5
                 Multimedia............................   2.4
                 Auto-Cars/Light Trucks................   2.2
                 Professional Sports...................   2.1
                 Insurance-Property/Casualty...........   2.0
                 Retail-Automobile.....................   1.7
                 Commercial Services...................   1.7
                 Consulting Services...................   1.6
                 Electric-Transmission.................   1.5
                 Finance-Investment Banker/Broker......   1.4
                 Food-Canned...........................   1.3
                 Diagnostic Kits.......................   1.2
                 Retail-Sporting Goods.................   1.2
                 Distribution/Wholesale................   1.0
                 Auto/Truck Parts & Equipment-Original.   0.8
                 Private Equity........................   0.6
                                                        -----
                 Total Investments..................... 100.9
                 Liabilities in excess of other assets.  (0.9)
                                                        -----
                 Net Assets --......................... 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015

                                                             VALUE
                   SECURITY DESCRIPTION           SHARES    (NOTE 3)
          ------------------------------------------------------------
          COMMON STOCKS -- 95.5%
          AEROSPACE/DEFENSE -- 6.2%
            Boeing Co............................ 251,295 $ 37,209,251
                                                          ------------
          APPAREL MANUFACTURERS -- 2.9%
            Under Armour, Inc., Class A+......... 185,000   17,589,800
                                                          ------------
          AUTO-CARS/LIGHT TRUCKS -- 2.2%
            Tesla Motors, Inc.+..................  62,000   12,829,660
                                                          ------------
          AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.8%
            Mobileye NV+......................... 103,074    4,691,929
                                                          ------------
          COMMERCIAL SERVICES -- 1.7%
            CoStar Group, Inc.+..................  49,000    9,950,430
                                                          ------------
          CONSULTING SERVICES -- 1.6%
            Verisk Analytics, Inc.+.............. 134,000    9,595,740
                                                          ------------
          DIAGNOSTIC KITS -- 1.2%
            IDEXX Laboratories, Inc.+............ 107,500    7,376,650
                                                          ------------
          DISTRIBUTION/WHOLESALE -- 1.0%
            Fastenal Co.......................... 150,000    5,874,000
                                                          ------------
          E-COMMERCE/PRODUCTS -- 7.4%
            Alibaba Group Holding, Ltd. ADR+..... 528,715   44,322,178
                                                          ------------
          ELECTRIC-TRANSMISSION -- 1.5%
            ITC Holdings Corp.................... 270,000    8,834,400
                                                          ------------
          ENTERTAINMENT SOFTWARE -- 7.6%
            Electronic Arts, Inc.+............... 633,209   45,635,373
                                                          ------------
          FINANCE-CREDIT CARD -- 6.0%
            Visa, Inc., Class A.................. 459,657   35,660,190
                                                          ------------
          FINANCE-INVESTMENT BANKER/BROKER -- 1.4%
            Charles Schwab Corp.................. 273,500    8,347,220
                                                          ------------
          FOOD-CANNED -- 1.3%
            TreeHouse Foods, Inc.+...............  89,000    7,621,960
                                                          ------------
          HOTELS/MOTELS -- 2.5%
            Hyatt Hotels Corp., Class A+......... 300,000   15,120,000
                                                          ------------
          INSURANCE-PROPERTY/CASUALTY -- 2.0%
            Arch Capital Group, Ltd.+............ 160,000   11,982,400
                                                          ------------
          INTERNET CONTENT-ENTERTAINMENT -- 7.4%
            Facebook, Inc., Class A+............. 431,813   44,031,972
                                                          ------------

                                                   SHARES/
                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT       (NOTE 3)
    ----------------------------------------------------------------------
    MEDICAL-HMO -- 5.2%
      UnitedHealth Group, Inc...................     265,255  $ 31,241,734
                                                              ------------
    MULTIMEDIA -- 2.4%
      FactSet Research Systems, Inc.............      83,000    14,534,960
                                                              ------------
    PRIVATE EQUITY -- 0.6%
      Carlyle Group LP..........................     190,091     3,562,305
                                                              ------------
    PROFESSIONAL SPORTS -- 2.1%
      Manchester United PLC, Class A+...........     675,000    12,285,000
                                                              ------------
    RESORT/THEME PARKS -- 3.5%
      Vail Resorts, Inc.........................     184,000    21,007,280
                                                              ------------
    RETAIL-AUTOMOBILE -- 1.7%
      CarMax, Inc.+.............................     170,000    10,031,700
                                                              ------------
    RETAIL-DISCOUNT -- 5.7%
      Dollar Tree, Inc.+........................     520,611    34,094,814
                                                              ------------
    RETAIL-RESTAURANTS -- 10.8%
      Chipotle Mexican Grill, Inc.+.............      55,953    35,822,789
      Starbucks Corp............................     463,268    28,986,679
                                                              ------------
                                                                64,809,468
                                                              ------------
    RETAIL-SPORTING GOODS -- 1.2%
      Dick's Sporting Goods, Inc................     160,000     7,128,000
                                                              ------------
    WEB PORTALS/ISP -- 7.6%
      Alphabet, Inc., Class A+..................      61,483    45,336,949
                                                              ------------
    TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $457,296,730)......................               570,705,363
                                                              ------------
    SHORT-TERM INVESTMENT SECURITIES -- 5.4%
    TIME DEPOSITS -- 5.4%
      Euro Time Deposit with State Street Bank
       and Trust Co.
       0.01% due 11/02/2015
       (cost $32,203,000)....................... $32,203,000    32,203,000
                                                              ------------
    TOTAL INVESTMENTS --
       (cost $489,499,730)(1)...................       100.9%  602,908,363
    Liabilities in excess of other assets.......        (0.9)   (5,203,805)
                                                 -----------  ------------
    NET ASSETS --                                      100.0% $597,704,558
                                                 ===========  ============

--------
+  Non-income producing security.
(1)See Note 6 for cost of investments on a tax basis.
ADR-- American Depositary Receipt

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                  --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks....................     $570,705,363         $        --             $--           $570,705,363
Short-Term Investment Securities.               --          32,203,000              --             32,203,000
                                      ------------         -----------             ---           ------------
TOTAL INVESTMENTS AT VALUE            $570,705,363         $32,203,000             $--           $602,908,363
                                      ============         ===========             ===           ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO PROFILE -- OCTOBER 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Medical-HMO...........................  10.7%
                 Retail-Restaurants....................   7.9
                 Retail-Building Products..............   7.0
                 Diversified Banking Institutions......   6.7
                 Web Portals/ISP.......................   5.7
                 Entertainment Software................   5.7
                 Banks-Super Regional..................   5.6
                 E-Commerce/Products...................   5.4
                 Internet Content-Entertainment........   5.4
                 Diversified Manufacturing Operations..   5.2
                 Cable/Satellite TV....................   5.2
                 Oil Companies-Integrated..............   5.1
                 Medical-Generic Drugs.................   4.9
                 Aerospace/Defense.....................   4.6
                 Finance-Credit Card...................   4.5
                 Retail-Discount.......................   4.4
                 Computers-Memory Devices..............   4.0
                 Time Deposits.........................   2.2
                                                        -----
                 Total Investments..................... 100.2
                 Liabilities in excess of other assets.  (0.2)
                                                        -----
                 Net Assets............................ 100.0%
                                                        =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015

                                                                VALUE
                  SECURITY DESCRIPTION              SHARES     (NOTE 3)
       ------------------------------------------------------------------
       COMMON STOCKS -- 98.0%
       AEROSPACE/DEFENSE -- 4.6%
         Boeing Co................................   196,254 $ 29,059,330
                                                             ------------
       BANKS-SUPER REGIONAL -- 5.6%
         US Bancorp...............................   838,400   35,363,712
                                                             ------------
       CABLE/SATELLITE TV -- 5.2%
         Comcast Corp., Class A...................   524,300   32,831,666
                                                             ------------
       COMPUTERS-MEMORY DEVICES -- 4.0%
         Western Digital Corp.....................   383,000   25,592,060
                                                             ------------
       DIVERSIFIED BANKING INSTITUTIONS -- 6.7%
         Citigroup, Inc...........................   391,044   20,791,810
         JPMorgan Chase & Co......................   340,753   21,893,380
                                                             ------------
                                                               42,685,190
                                                             ------------
       DIVERSIFIED MANUFACTURING OPERATIONS -- 5.2%
         3M Co....................................   210,590   33,106,854
                                                             ------------
       E-COMMERCE/PRODUCTS -- 5.4%
         Alibaba Group Holding, Ltd. ADR+.........   408,839   34,272,973
                                                             ------------
       ENTERTAINMENT SOFTWARE -- 5.7%
         Electronic Arts, Inc.+...................   501,445   36,139,141
                                                             ------------
       FINANCE-CREDIT CARD -- 4.5%
         Visa, Inc., Class A......................   366,768   28,453,861
                                                             ------------
       INTERNET CONTENT-ENTERTAINMENT -- 5.4%
         Facebook, Inc., Class A+.................   334,819   34,141,493
                                                             ------------
       MEDICAL-GENERIC DRUGS -- 4.9%
         Teva Pharmaceutical Industries, Ltd. ADR.   531,300   31,447,647
                                                             ------------
       MEDICAL-HMO -- 10.7%
         Aetna, Inc...............................   385,200   44,213,256
         UnitedHealth Group, Inc..................   204,069   24,035,247
                                                             ------------
                                                               68,248,503
                                                             ------------
       OIL COMPANIES-INTEGRATED -- 5.1%
         Suncor Energy, Inc....................... 1,099,100   32,676,243
                                                             ------------
       RETAIL-BUILDING PRODUCTS -- 7.0%
         Lowe's Cos., Inc.........................   600,841   44,360,091
                                                             ------------
       RETAIL-DISCOUNT -- 4.4%
         Dollar Tree, Inc.+.......................   426,879   27,956,306
                                                             ------------
       RETAIL-RESTAURANTS -- 7.9%
         Chipotle Mexican Grill, Inc.+............    43,070   27,574,706
         Starbucks Corp...........................   358,770   22,448,239
                                                             ------------
                                                               50,022,945
                                                             ------------
       WEB PORTALS/ISP -- 5.7%
         Alphabet, Inc., Class A+.................    49,073   36,185,940
                                                             ------------
       TOTAL LONG-TERM INVESTMENT SECURITIES
          (cost $546,704,878).....................            622,543,955
                                                             ------------

                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT       (NOTE 3)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES -- 2.2%
       TIME DEPOSITS -- 2.2%
         Euro Time Deposit with State Street
          Bank and Trust Co.
          0.01% due 11/02/2015
          (cost $14,126,000).................. $14,126,000  $ 14,126,000
                                                            ------------
       TOTAL INVESTMENTS
          (cost $560,830,878) (1).............       100.2%  636,669,955
       Liabilities in excess of other assets..        (0.2)     (955,120)
                                               -----------  ------------
       NET ASSETS                                    100.0% $635,714,835
                                               ===========  ============

--------
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.
ADR-- American Depositary Receipt

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
                                  --------------------- ----------------- -------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks....................     $622,543,955         $        --            $--          $622,543,955
Short-Term Investment Securities.               --          14,126,000             --            14,126,000
                                      ------------         -----------            ---          ------------
TOTAL INVESTMENTS AT VALUE            $622,543,955         $14,126,000            $--          $636,669,955
                                      ============         ===========            ===          ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO PROFILE -- OCTOBER 31, 2015 -- (UNAUDITED)


INDUSTRY ALLOCATION*

            Domestic Fixed Income Investment Companies......  20.8%
            International Fixed Income Investment Companies.   9.7
            Diversified Banking Institutions................   8.3
            Domestic Equity Investment Companies............   6.7
            Real Estate Investment Trusts...................   3.8
            Banks-Commercial................................   3.4
            Insurance-Multi-line............................   2.8
            Banks-Super Regional............................   2.7
            Telephone-Integrated............................   2.6
            Domestic Mixed Allocation Investment Companies..   2.1
            Insurance-Life/Health...........................   2.0
            Insurance-Property/Casualty.....................   1.9
            Cellular Telecom................................   1.9
            Real Estate Operations & Development............   1.8
            Electronic Components-Misc......................   1.5
            Food-Retail.....................................   1.5
            Electric-Integrated.............................   1.4
            Insurance-Reinsurance...........................   1.4
            Banks-Special Purpose...........................   1.3
            Tobacco.........................................   1.3
            Oil Companies-Integrated........................   1.1
            Metal-Diversified...............................   1.0
            Telecom Services................................   1.0
            Diversified Financial Services..................   1.0
            Banks-Money Center..............................   1.0
            Semiconductor Components-Integrated Circuits....   0.9
            Computers.......................................   0.9
            Oil Companies-Exploration & Production..........   0.9
            Oil-Field Services..............................   0.9
            Cosmetics & Toiletries..........................   0.6
            Distribution/Wholesale..........................   0.6
            Metal-Iron......................................   0.6
            Oil & Gas Drilling..............................   0.6
            Agricultural Operations.........................   0.6
            Casino Hotels...................................   0.6
            Aerospace/Defense...............................   0.6
            Investment Management/Advisor Services..........   0.5
            Time Deposits...................................   0.5
            Sovereign Agency................................   0.5
            Steel-Producers.................................   0.5
            Electric-Generation.............................   0.5
            Insurance-Mutual................................   0.5
            Transport-Marine................................   0.5
            Diversified Operations..........................   0.5
            Retail-Apparel/Shoe.............................   0.5
            Diversified Minerals............................   0.5
            Oil Field Machinery & Equipment.................   0.5
            Coal............................................   0.4
            Computers-Periphery Equipment...................   0.4
            Electronic Components-Semiconductors............   0.3
            Finance-Investment Banker/Broker................   0.2
            Banks-Fiduciary.................................   0.1
                                                             -----
            Total Investments...............................  98.7
            Other assets less liabilities...................   1.3
                                                             -----
            Net Assets...................................... 100.0%
                                                             =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015

                                                                 VALUE
                     SECURITY DESCRIPTION               SHARES  (NOTE 3)
        ----------------------------------------------------------------
        COMMON STOCKS -- 25.7%
        AEROSPACE/DEFENSE -- 0.6%
          BAE Systems PLC..............................  19,645 $133,344
                                                                --------
        CASINO HOTELS -- 0.6%
          Sands China, Ltd.............................  36,800  133,657
                                                                --------
        CELLULAR TELECOM -- 1.9%
          Mobile TeleSystems PJSC ADR..................  15,151  106,512
          MTN Group, Ltd...............................   7,244   82,600
          Turkcell Iletisim Hizmetleri AS..............  29,954  119,183
          Vodacom Group, Ltd...........................  12,171  131,736
                                                                --------
                                                                 440,031
                                                                --------
        COAL -- 0.4%
          China Shenhua Energy Co., Ltd., Class H......  62,500  105,798
                                                                --------
        COMPUTERS -- 0.9%
          Asustek Computer, Inc........................  14,000  125,495
          Lenovo Group, Ltd............................ 102,000   94,754
                                                                --------
                                                                 220,249
                                                                --------
        COMPUTERS-PERIPHERY EQUIPMENT -- 0.4%
          Innolux Corp................................. 271,000   91,409
                                                                --------
        COSMETICS & TOILETRIES -- 0.6%
          Unilever PLC.................................   3,232  144,142
                                                                --------
        DISTRIBUTION/WHOLESALE -- 0.6%
          Li & Fung, Ltd............................... 176,000  143,287
                                                                --------
        DIVERSIFIED MINERALS -- 0.5%
          BHP Billiton, Ltd............................   6,744  110,707
                                                                --------
        DIVERSIFIED OPERATIONS -- 0.5%
          Keppel Corp., Ltd............................  22,800  115,229
                                                                --------
        ELECTRIC-GENERATION -- 0.5%
          Huaneng Power International, Inc............. 108,000  117,328
                                                                --------
        ELECTRONIC COMPONENTS-MISC. -- 1.5%
          Garmin, Ltd..................................   3,109  110,276
          Hon Hai Precision Industry Co., Ltd..........  46,200  123,244
          Pegatron Corp................................  47,000  115,533
                                                                --------
                                                                 349,053
                                                                --------
        ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.3%
          MediaTek, Inc................................  10,000   78,396
                                                                --------
        FOOD-RETAIL -- 1.5%
          Casino Guichard Perrachon SA.................   1,854  106,708
          Wesfarmers, Ltd..............................   4,557  128,067
          Woolworths, Ltd..............................   6,550  112,613
                                                                --------
                                                                 347,388
                                                                --------
        INSURANCE-PROPERTY/CASUALTY -- 0.5%
          Powszechny Zaklad Ubezpieczen SA.............   1,189  115,612
                                                                --------
        INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.5%
          Aberdeen Asset Management PLC................  24,255  129,636
                                                                --------
        METAL-DIVERSIFIED -- 1.0%
          MMC Norilsk Nickel PJSC ADR..................   8,278  123,342
          Rio Tinto, Ltd...............................   3,434  124,031
                                                                --------
                                                                 247,373
                                                                --------
        METAL-IRON -- 0.6%
          Fortescue Metals Group, Ltd..................  95,337  142,088
                                                                --------
        OIL & GAS DRILLING -- 0.6%
          Transocean, Ltd..............................   8,802  134,463
                                                                --------

                                                                 VALUE
                    SECURITY DESCRIPTION               SHARES   (NOTE 3)
       ------------------------------------------------------------------
       OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
         CNOOC, Ltd...................................  98,000 $  109,625
         Woodside Petroleum, Ltd......................   5,163    109,016
                                                               ----------
                                                                  218,641
                                                               ----------
       OIL COMPANIES-INTEGRATED -- 1.1%
         Sasol, Ltd...................................   3,802    121,755
         Statoil ASA..................................   7,859    125,977
                                                               ----------
                                                                  247,732
                                                               ----------
       OIL FIELD MACHINERY & EQUIPMENT -- 0.5%
         National Oilwell Varco, Inc..................   2,900    109,156
                                                               ----------
       OIL-FIELD SERVICES -- 0.9%
         China Oilfield Services, Ltd.................  88,000     98,212
         Technip SA...................................   2,257    117,903
                                                               ----------
                                                                  216,115
                                                               ----------
       REAL ESTATE OPERATIONS & DEVELOPMENT -- 1.8%
         Country Garden Holdings Co., Ltd............. 318,000    121,446
         Evergrande Real Estate Group, Ltd............ 239,000    182,243
         Shimao Property Holdings, Ltd................  71,200    125,118
                                                               ----------
                                                                  428,807
                                                               ----------
       RETAIL-APPAREL/SHOE -- 0.5%
         Belle International Holdings, Ltd............ 117,000    113,821
                                                               ----------
       SEMICONDUCTOR COMPONENTS-INTEGRATED
        CIRCUITS -- 0.9%
         Novatek Microelectronics Corp................  29,000     99,157
         Siliconware Precision Industries Co., Ltd....  92,000    122,002
                                                               ----------
                                                                  221,159
                                                               ----------
       STEEL-PRODUCERS -- 0.5%
         Eregli Demir ve Celik Fabrikalari TAS........  88,370    125,489
                                                               ----------
       TELECOM SERVICES -- 0.5%
         Tele2 AB, Class B............................  12,257    122,663
                                                               ----------
       TELEPHONE-INTEGRATED -- 2.3%
         CenturyLink, Inc.............................   4,700    132,587
         Frontier Communications Corp.................  28,700    147,518
         Orange SA....................................   8,840    155,875
         Telefonica Brasil SA (Preference Shares).....   9,700    100,482
                                                               ----------
                                                                  536,462
                                                               ----------
       TOBACCO -- 1.3%
         British American Tobacco PLC.................   2,548    151,601
         Philip Morris International, Inc.............   1,732    153,109
                                                               ----------
                                                                  304,710
                                                               ----------
       TRANSPORT-MARINE -- 0.5%
         AP Moeller--Maersk A/S, Series B.............      79    116,479
                                                               ----------
       TOTAL COMMON STOCKS
        (cost $6,786,478).............................          6,060,424
                                                               ----------
       PREFERRED SECURITIES -- 15.4%
       AGRICULTURAL OPERATIONS -- 0.6%
         CHS, Inc. FRS
          Series 3
          6.75%.......................................   1,850     49,876
         CHS, Inc. FRS
          Series 2
          7.10%.......................................   1,680     46,502

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 3)
            -------------------------------------------------------
            PREFERRED SECURITIES (CONTINUED)
            AGRICULTURAL OPERATIONS (CONTINUED)
              CHS, Inc.
               Series 4
               7.50%............................... 1,344  $ 37,323
                                                           --------
                                                            133,701
                                                           --------
            BANKS-COMMERCIAL -- 2.7%
              Barclays Bank PLC
               7.10%............................... 1,368    35,486
              Barclays Bank PLC
               Series 4
               7.75%............................... 3,100    81,375
              Barclays Bank PLC
               Series 5
               8.13%...............................   800    21,024
              BB&T Corp.
               Series E
               5.63%............................... 1,292    33,282
              CoBank ACB
               Series G
               6.13%............................... 1,400   128,349
              First Republic Bank
               5.50%............................... 2,446    60,930
              ING Groep NV
               7.05%............................... 1,948    51,271
              ING Groep NV
               7.20%............................... 3,500    91,840
              PrivateBancorp, Inc.
               7.13%............................... 1,150    31,234
              RBS Capital Funding Trust VII
               Series G
               6.08%............................... 1,500    37,350
              Regions Financial Corp. FRS
               Series B
               6.38%............................... 2,348    62,175
                                                           --------
                                                            634,316
                                                           --------
            BANKS-FIDUCIARY -- 0.1%
            State Street Corp. FRS
             Series D
             5.90%................................. 1,100    29,282
                                                           --------
            BANKS-MONEY CENTER -- 0.1%
            National Westminster Bank PLC
             Series C
             7.76%................................. 1,000    25,920
                                                           --------
            BANKS-SPECIAL PURPOSE -- 1.3%
            AgriBank FCB FRS
             6.88%................................. 3,000   313,875
                                                           --------
            BANKS-SUPER REGIONAL -- 1.3%
            Fifth Third Bancorp FRS
             Series I
             6.63%................................. 1,612    44,975
            PNC Financial Services Group, Inc. FRS
             Series P
             6.13%................................. 1,500    41,775
            SunTrust Banks, Inc.
             Series E
             5.88%................................. 1,500    38,145

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
          ------------------------------------------------------------
          BANKS-SUPER REGIONAL (CONTINUED)
          US Bancorp FRS
           Series F
           6.50%......................................   874  $ 25,328
          Wells Fargo & Co.
           5.20%...................................... 1,000    25,060
          Wells Fargo & Co. FRS
           5.85%...................................... 3,425    89,016
          Wells Fargo & Co. FRS
           6.63%...................................... 1,412    39,734
                                                              --------
                                                               304,033
                                                              --------
          DIVERSIFIED BANKING INSTITUTIONS -- 1.7%
          Bank of America Corp.
           Series Y
           6.50%...................................... 3,000    78,960
          Citigroup, Inc. FRS
           Series K
           6.88%...................................... 1,400    38,556
          Countrywide Capital IV
           6.75%......................................   963    24,797
          JPMorgan Chase & Co.
           Series Y
           6.13%...................................... 2,000    50,700
          Morgan Stanley FRS
           Series I
           6.38%...................................... 4,675   121,083
          Morgan Stanley FRS
           Series F
           6.88%...................................... 3,368    91,104
                                                              --------
                                                               405,200
                                                              --------
          ELECTRIC-INTEGRATED -- 1.3%
          Integrys Holding, Inc. FRS
           6.00%...................................... 1,428    36,370
          SCE Trust III FRS
           5.75%...................................... 1,198    33,364
          SCE Trust IV FRS
           Series J
           5.38%...................................... 4,200   110,586
          Southern Co.
           6.25%...................................... 4,600   121,440
                                                              --------
                                                               301,760
                                                              --------
          FINANCE-INVESTMENT BANKER/BROKER -- 0.2%
          Charles Schwab Corp.
           Series C
           6.00%...................................... 1,800    46,638
                                                              --------
          INSURANCE-MULTI-LINE -- 0.7%
          Aegon NV
           6.50%...................................... 1,610    41,925
          Allstate Corp.
           Series E
           6.63%...................................... 2,700    73,413
          Hartford Financial Services Group, Inc. FRS
           7.88%...................................... 1,500    46,200
                                                              --------
                                                               161,538
                                                              --------
          INSURANCE-PROPERTY/CASUALTY -- 0.3%
          Hanover Insurance Group, Inc.
           6.35%...................................... 1,100    27,984

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


                                                               VALUE
                    SECURITY DESCRIPTION               SHARES (NOTE 3)
         ------------------------------------------------------------
         PREFERRED SECURITIES (CONTINUED)
         INSURANCE-PROPERTY/CASUALTY (CONTINUED)
           WR Berkley Corp.
            5.63%..................................... 1,900  $ 47,348
                                                              --------
                                                                75,332
                                                              --------
         INSURANCE-REINSURANCE -- 0.5%
           PartnerRe, Ltd.
            6.50%.....................................   384    10,406
           PartnerRe, Ltd.
            Series E
            7.25%..................................... 2,000    57,160
           Reinsurance Group of America, Inc. FRS
            6.20%..................................... 1,300    37,674
                                                              --------
                                                               105,240
                                                              --------
         REAL ESTATE INVESTMENT TRUSTS -- 3.8%
           CBL & Associates Properties, Inc.
            Series D
            7.38%..................................... 1,700    43,044
           Cedar Realty Trust, Inc.
            Series B
            7.25%.....................................   700    17,493
           Chesapeake Lodging Trust
            Series A
            7.75%..................................... 1,000    26,990
           CoreSite Realty Corp.
            Series A
            7.25%..................................... 1,400    36,400
           Corporate Office Properties Trust
            Series L
            7.38%..................................... 1,300    33,501
           DDR Corp.
            Series J
            6.50%..................................... 1,000    26,120
           DuPont Fabros Technology, Inc.
            Series B
            7.63%..................................... 1,600    40,800
           Hersha Hospitality Trust
            Series C
            6.88%..................................... 1,200    30,660
           NorthStar Realty Finance Corp.
            Series D
            8.50%..................................... 1,500    35,385
           Pebblebrook Hotel Trust
            Series A
            7.88%.....................................   800    20,456
           Pennsylvania Real Estate Investment Trust
            Series A
            8.25%..................................... 1,450    37,323
           PS Business Parks, Inc.
            Series V
            5.70%..................................... 2,000    49,180
           PS Business Parks, Inc.
            Series U
            5.75%..................................... 1,500    37,035
           PS Business Parks, Inc.
            Series S
            6.45%..................................... 1,800    47,088
           Public Storage
            Series V
            5.38%..................................... 1,699    42,645

                                                               VALUE
                   SECURITY DESCRIPTION              SHARES   (NOTE 3)
        --------------------------------------------------------------
        REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
          Regency Centers Corp.
           Series 6
           6.63%....................................   1,600 $   41,568
          Retail Properties of America, Inc.
           Series A
           7.00%....................................   1,500     37,950
          Saul Centers, Inc.
           Series C
           6.88%....................................     820     21,041
          Summit Hotel Properties, Inc.
           Series B
           7.88%....................................     800     21,000
          Taubman Centers, Inc.
           Series K
           6.25%....................................     800     20,456
          Urstadt Biddle Properties, Inc.
           Series F
           7.13%....................................   1,600     42,288
          VEREIT, Inc.
           Series F
           6.70%....................................   3,257     80,806
          Vornado Realty Trust
           Series I
           6.63%....................................   2,500     63,250
          Wells Fargo Real Estate Investment Corp.
           Series A
           6.38%....................................   1,500     39,570
                                                             ----------
                                                                892,049
                                                             ----------
        SOVEREIGN AGENCY -- 0.5%
          Farm Credit Bank of Texas FRS
           6.75%*...................................   1,200    126,188
                                                             ----------
        TELECOM SERVICES -- 0.3%
          Qwest Corp.
           6.63%....................................   1,460     36,631
          Qwest Corp.
           6.88%....................................   1,456     37,565
                                                             ----------
                                                                 74,196
                                                             ----------
        TOTAL PREFERRED SECURITIES
         (cost $3,480,842)..........................          3,629,268
                                                             ----------
        PREFERRED SECURITIES/CAPITAL SECURITIES -- 17.3%
        BANKS-COMMERCIAL -- 0.7%
          Rabobank Nederland FRS
           11.00% due 06/30/2019*(1)................  50,000     62,188
          Zions Bancorporation FRS
           Series J
           7.20% due 09/15/2023(1).................. 100,000    107,750
                                                             ----------
                                                                169,938
                                                             ----------
        BANKS-MONEY CENTER -- 0.9%
          Dresdner Funding Trust I
           8.15% due 06/30/2031*.................... 100,000    123,250
          HSBC Capital Funding LP FRS
           10.18% due 06/30/2030*(1)................  50,000     75,500
                                                             ----------
                                                                198,750
                                                             ----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                VALUE
                   SECURITY DESCRIPTION              SHARES    (NOTE 3)
         --------------------------------------------------------------
         PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
         BANKS-SUPER REGIONAL -- 1.4%
           PNC Financial Services Group, Inc. FRS
            6.75% due 08/01/2021(1)................. 125,000  $  134,714
           Wells Fargo & Co. FRS
            Series U
            5.88% due 06/15/2025(1).................  50,000      52,885
           Wells Fargo & Co. FRS
            Series K
            7.98% due 03/15/2028(1)................. 135,000     143,775
                                                              ----------
                                                                 331,374
                                                              ----------
         DIVERSIFIED BANKING INSTITUTIONS -- 6.6%
           Bank of America Corp. FRS
            Series AA
            6.10% due 03/17/2025(1).................  44,000      44,495
           Bank of America Corp. FRS
            Series Z
            6.50% due 10/23/2024(1)................. 120,000     125,401
           Citigroup, Inc. FRS
            Series O
            5.88% due 03/27/2020(1).................  50,000      49,488
           Citigroup, Inc. FRS
            Series Q
            5.95% due 08/15/2020(1).................  50,000      49,902
           Goldman Sachs Capital I
            6.35% due 02/15/2034....................  21,000      24,589
           Goldman Sachs Capital II FRS
            4.00% due 12/07/2015(1).................  35,000      25,200
           HSBC Holdings PLC VRS
            6.38% due 03/30/2025(1)................. 200,000     197,500
           JPMorgan Chase & Co. FRS
            5.30% due 05/01/2020(1).................  25,000      25,075
           JPMorgan Chase & Co. FRS
            Series U
            6.13% due 04/30/2024(1).................  50,000      51,065
           JPMorgan Chase & Co. FRS
            Series S
            6.75% due 02/01/2024(1)................. 100,000     108,500
           JPMorgan Chase & Co. FRS
            Series 1
            7.90% due 04/30/2018(1)................. 125,000     129,875
           Lloyds Banking Group PLC VRS
            7.50% due 06/27/2024(1)................. 200,000     212,500
           Royal Bank of Scotland Group PLC VRS
            7.50% due 08/10/2020(1)................. 200,000     207,000
           Royal Bank of Scotland Group PLC FRS
            7.65% due 09/30/2031(1).................  80,000      99,600
           UBS Group AG VRS
            7.13% due 02/19/2020(1)................. 200,000     208,508
                                                              ----------
                                                               1,558,698
                                                              ----------
         DIVERSIFIED FINANCIAL SERVICES -- 1.0%
           General Electric Capital Corp. FRS
            Series A
            7.13% due 06/15/2022(1)................. 200,000     235,000
                                                              ----------
         ELECTRIC-INTEGRATED -- 0.1%
           Dominion Resources, Inc. FRS
            5.75% due 10/01/2054....................  30,000      31,050
                                                              ----------

                                                                   VALUE
                   SECURITY DESCRIPTION                  SHARES   (NOTE 3)
    ----------------------------------------------------------------------
    INSURANCE-LIFE/HEALTH -- 2.0%
      Dai-ichi Life Insurance Co., Ltd. FRS
       5.10% due 10/28/2024*(1)......................... 200,000 $  208,250
      Dai-ichi Life Insurance Co., Ltd. FRS
       7.25% due 07/25/2021*(1).........................  50,000     58,625
      Principal Financial Group, Inc. FRS
       4.70% due 05/15/2055.............................  50,000     50,370
      Prudential Financial, Inc. FRS
       5.38% due 05/15/2045.............................  84,000     84,420
      Prudential Financial, Inc. FRS
       5.63% due 06/15/2043.............................  75,000     78,487
                                                                 ----------
                                                                    480,152
                                                                 ----------
    INSURANCE-MULTI-LINE -- 2.1%
      AXA SA FRS
       6.46% due 12/14/2018*(1)......................... 100,000    103,875
      MetLife Capital Trust IV
       7.88% due 12/15/2067*............................ 100,000    124,000
      MetLife Capital Trust X
       9.25% due 04/08/2068*............................ 100,000    139,020
      MetLife, Inc. FRS
       5.25% due 06/15/2020(1).......................... 116,000    117,087
                                                                 ----------
                                                                    483,982
                                                                 ----------
    INSURANCE-MUTUAL -- 0.5%
      Liberty Mutual Group, Inc.
       7.80% due 03/07/2087*............................ 100,000    117,250
                                                                 ----------
    INSURANCE-PROPERTY/CASUALTY -- 1.1%
      Mitsui Sumitomo Insurance Co., Ltd. FRS
       7.00% due 03/15/2072*............................  50,000     58,000
      QBE Insurance Group, Ltd. VRS
       6.75% due 12/02/2044............................. 200,000    207,000
                                                                 ----------
                                                                    265,000
                                                                 ----------
    INSURANCE-REINSURANCE -- 0.9%
      Aquarius & Investments PLC for Swiss Reinsurance
       Co., Ltd. VRS
       8.25% due 09/01/2018(1).......................... 200,000    217,634
                                                                 ----------
    TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
     (cost $3,966,251)..................................          4,088,828
                                                                 ----------
    REGISTERED INVESTMENT COMPANIES -- 39.3%
    DOMESTIC EQUITY INVESTMENT COMPANIES -- 6.7%
      Eaton Vance Tax-Advantaged Dividend
       Income Fund......................................  20,236    403,506
      Eaton Vance Tax-Managed Diversified Equity
       Income Fund......................................  29,790    336,925
      Gabelli Dividend & Income Trust...................  16,038    313,062
      Gabelli Equity Trust, Inc.........................  27,458    156,511
      John Hancock Tax-Advantaged Dividend
       Income Fund......................................  18,021    378,080
                                                                 ----------
                                                                  1,588,084
                                                                 ----------
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES -- 20.8%
      AllianceBernstein Income Fund, Inc................  11,470     91,416
      AllianzGI Convertible & Income Fund...............  27,190    172,385
      AllianzGI Convertible & Income Fund II............   7,993     45,081
      BlackRock Corporate High Yield Fund, Inc..........  16,358    169,960
      BlackRock Limited Duration Income Trust...........   7,420    109,816

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                    VALUE
                    SECURITY DESCRIPTION                   SHARES  (NOTE 3)
    -----------------------------------------------------------------------
    REGISTERED INVESTMENT COMPANIES (CONTINUED)
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES
     (CONTINUED)
      BlackRock Taxable Municipal Bond Trust..............  4,710 $   96,461
      Calamos Convertible and High Income Fund............ 13,363    155,144
      DoubleLine Income Solutions Fund.................... 11,289    199,364
      Eaton Vance Limited Duration Income Fund............ 11,377    151,655
      Eaton Vance Senior Floating-Rate Trust..............  3,966     51,399
      Flaherty & Crumrine Preferred Securities Income
       Fund, Inc..........................................  9,659    189,510
      Flaherty & Crumrine Total Return Fund, Inc..........  8,259    157,417
      Franklin Limited Duration Income Trust..............  8,224     92,355
      Guggenheim Build America Bonds Managed Duration
       Trust..............................................  4,487    100,150
      John Hancock Preferred Income Fund..................  9,690    192,928
      MFS Multimarket Income Trust........................ 21,714    128,981
      New America High Income Fund, Inc................... 23,785    197,178
      Nuveen Credit Strategies Income Fund................ 26,105    210,406
      Nuveen Floating Rate Income Fund....................  3,684     37,208
      Nuveen Floating Rate Income Opportunity Fund........  9,648     96,769
      Nuveen Mortgage Opportunity Term Fund...............  3,271     73,859
      Nuveen Preferred Income Opportunities Fund.......... 35,973    334,549
      Nuveen Short Duration Credit Opportunities Fund.....  9,257    140,984
      PIMCO Corporate & Income Opportunity Fund........... 14,525    204,367
      PIMCO Dynamic Credit Income Fund.................... 18,497    347,004
      PIMCO High Income Fund..............................  2,937     25,434
      PIMCO Income Strategy Fund II....................... 42,105    388,208
      Pioneer Floating Rate Trust......................... 12,589    138,101
      Pioneer High Income Trust........................... 11,875    127,419
      Wells Fargo Advantage Income Opportunities Fund..... 24,138    190,207
      Western Asset Global Corporate Defined Opportunity
       Fund, Inc..........................................  9,009    154,685
      Western Asset High Yield Defined Opportunity
       Fund, Inc..........................................  8,485    125,323
                                                                  ----------
                                                                   4,895,723
                                                                  ----------
    DOMESTIC MIXED ALLOCATION INVESTMENT
     COMPANIES -- 2.1%
      Clough Global Opportunities Fund....................  8,757     98,516
      Flaherty & Crumrine Dynamic Preferred and Income
       Fund, Inc.......................................... 17,707    406,199
                                                                  ----------
                                                                     504,715
                                                                  ----------
    INTERNATIONAL FIXED INCOME INVESTMENT
     COMPANIES -- 9.7%
      AllianceBernstein Global High Income Fund, Inc...... 16,462    189,313
      First Trust Aberdeen Global Opportunity Income
       Fund............................................... 15,142    156,417
      Legg Mason BW Global Income Opportunities
       Fund, Inc.......................................... 23,786    298,752
      Nuveen Preferred & Income Term Fund................. 14,478    338,640
      PIMCO Dynamic Income Fund........................... 14,894    440,416
      PIMCO Income Opportunity Fund....................... 15,458    363,881
      Stone Harbor Emerging Markets Income Fund...........  7,100     96,276
      Templeton Global Income Fund........................  6,006     39,219
      Wells Fargo Advantage Multi-Sector Income Fund...... 17,489    210,218
      Western Asset Global High Income Fund, Inc.......... 15,650    149,614
                                                                  ----------
                                                                   2,282,746
                                                                  ----------
    TOTAL REGISTERED INVESTMENT COMPANIES
     (cost $10,437,276)...................................         9,271,268
                                                                  ----------

                                                       SHARES/
                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 3)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES -- 0.5%
     TELECOM SERVICES -- 0.2%
       Embarq Corp.
        Senior Notes
        8.00% due 06/01/2036.........................   40,000  $    42,075
                                                                -----------
     TELEPHONE-INTEGRATED -- 0.3%
       Citizens Communications Co.
        Senior Notes
        9.00% due 08/15/2031.........................   70,000       63,315
                                                                -----------
     TOTAL U.S. CORPORATE BONDS & NOTES
      (cost $107,107)................................               105,390
                                                                -----------
     TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $24,777,954).............................            23,155,178
                                                                -----------
     SHORT-TERM INVESTMENT SECURITIES -- 0.5%
     TIME DEPOSITS -- 0.5%
       Euro Time Deposit with State Street Bank and
        Trust Co.
        0.01% due 11/02/2015
        (cost $127,000).............................. $127,000      127,000
                                                                -----------
     TOTAL INVESTMENTS
      (cost $24,904,954)(2)..........................     98.7%  23,282,178
     Other assets less liabilities...................      1.3      299,656
                                                      --------  -----------
     NET ASSETS                                          100.0% $23,581,834
                                                      ========  ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2015, the aggregate value of these securities was $1,196,146 representing 5.1% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)Perpetual maturity - maturity date reflects the next call date.
(2)See Note 6 for cost of investments on a tax basis.
ADR-- American Depositary Receipt
FRS-- Floating Rate Security
VRS-- Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at October 31, 2015 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                         LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                         --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks...........................      $ 6,060,424         $       --              $--           $ 6,060,424
Preferred Securities:
  Electric-Integrated...................          265,390             36,370               --               301,760
  Other industries......................        3,327,508                 --               --             3,327,508
Preferred Securities/Capital Securities.               --          4,088,828               --             4,088,828
Registered Investment Companies.........        9,271,268                 --               --             9,271,268
U.S. Corporate Bonds & Notes............               --            105,390               --               105,390
Short-Term Investment Securities........               --            127,000               --               127,000
                                              -----------         ----------              ---           -----------
TOTAL INVESTMENTS AT VALUE                    $18,924,590         $4,357,588              $--           $23,282,178
                                              ===========         ==========              ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $568,412 were transferred from Level 2 to Level 1 following a reassessment of inputs. There were no additional material transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2015 -- (UNAUDITED)

INDUSTRY ALLOCATION*

               Banks-Commercial............................. 5.7%
               Medical-Drugs................................ 4.5
               Medical-Biomedical/Gene...................... 4.4
               Real Estate Investment Trusts................ 4.3
               Electronic Components-Semiconductors......... 3.0
               Human Resources.............................. 2.6
               Enterprise Software/Service.................. 2.3
               Telecom Services............................. 2.0
               Medical-Outpatient/Home Medical.............. 1.9
               Retail-Restaurants........................... 1.7
               Insurance-Property/Casualty.................. 1.6
               Medical Products............................. 1.6
               Time Deposits................................ 1.5
               Internet Content-Information/News............ 1.4
               Auto/Truck Parts & Equipment-Original........ 1.4
               Savings & Loans/Thrifts...................... 1.4
               Electronic Components-Misc................... 1.4
               Computer Software............................ 1.3
               Consulting Services.......................... 1.3
               Therapeutics................................. 1.1
               Networking Products.......................... 1.0
               Internet Telephone........................... 1.0
               Applications Software........................ 1.0
               Veterinary Diagnostics....................... 1.0
               Computer Services............................ 0.9
               Containers-Paper/Plastic..................... 0.9
               Engineering/R&D Services..................... 0.9
               Financial Guarantee Insurance................ 0.9
               Building & Construction Products-Misc........ 0.8
               Building-Mobile Home/Manufactured Housing.... 0.8
               Research & Development....................... 0.8
               Medical Instruments.......................... 0.8
               Semiconductor Equipment...................... 0.8
               Audio/Video Products......................... 0.8
               Semiconductor Components-Integrated Circuits. 0.8
               Commercial Services.......................... 0.7
               Investment Management/Advisor Services....... 0.7
               Airlines..................................... 0.7
               Electric-Integrated.......................... 0.7
               Retail-Apparel/Shoe.......................... 0.7
               Home Furnishings............................. 0.7
               Chemicals-Diversified........................ 0.7
               Paper & Related Products..................... 0.7
               Wire & Cable Products........................ 0.7
               Consumer Products-Misc....................... 0.7
               Machinery-General Industrial................. 0.7
               Auto/Truck Parts & Equipment-Replacement..... 0.7
               Female Health Care Products.................. 0.7
               Diagnostic Equipment......................... 0.7
               Building & Construction-Misc................. 0.6
               Retirement/Aged Care......................... 0.6
               Gas-Distribution............................. 0.6
               Building Products-Light Fixtures............. 0.6
               Retail-Home Furnishings...................... 0.6
               Transport-Services........................... 0.6
               Food-Dairy Products.......................... 0.6
               Physical Therapy/Rehabilitation Centers...... 0.5
               Building Products-Doors & Windows............ 0.5
               Protection/Safety............................ 0.5
               Exchange-Traded Funds........................ 0.5
               E-Commerce/Products.......................... 0.5


                  Oil Companies-Exploration & Production. 0.5%
                  Telecom Equipment-Fiber Optics......... 0.5
                  E-Commerce/Services.................... 0.5
                  Chemicals-Specialty.................... 0.5
                  Leisure Products....................... 0.5
                  Retail-Toy Stores...................... 0.4
                  Hazardous Waste Disposal............... 0.4
                  Commercial Services-Finance............ 0.4
                  Aerospace/Defense-Equipment............ 0.4
                  Theaters............................... 0.4
                  Medical Imaging Systems................ 0.4
                  Textile-Apparel........................ 0.4
                  Food-Misc./Diversified................. 0.4
                  Beverages-Non-alcoholic................ 0.4
                  Diversified Manufacturing Operations... 0.4
                  Building-Residential/Commercial........ 0.4
                  Insurance-Life/Health.................. 0.3
                  Distribution/Wholesale................. 0.3
                  Finance-Investment Banker/Broker....... 0.3
                  Oil-Field Services..................... 0.3
                  Computers-Integrated Systems........... 0.3
                  Transport-Truck........................ 0.3
                  Transport-Marine....................... 0.3
                  Athletic Equipment..................... 0.3
                  Schools................................ 0.2
                  Retail-Automobile...................... 0.2
                  Data Processing/Management............. 0.2
                  Medical-HMO............................ 0.2
                  Office Furnishings-Original............ 0.2
                  Recreational Vehicles.................. 0.2
                  Metal Processors & Fabrication......... 0.2
                  Printing-Commercial.................... 0.2
                  Aerospace/Defense...................... 0.2
                  Footwear & Related Apparel............. 0.2
                  Wireless Equipment..................... 0.2
                  Resorts/Theme Parks.................... 0.2
                  Finance-Other Services................. 0.2
                  Drug Delivery Systems.................. 0.2
                  Food-Wholesale/Distribution............ 0.2
                  Finance-Consumer Loans................. 0.2
                  Finance-Mortgage Loan/Banker........... 0.2
                  Steel-Producers........................ 0.2
                  Oil Refining & Marketing............... 0.2
                  Independent Power Producers............ 0.2
                  Retail-Discount........................ 0.2
                  Transactional Software................. 0.2
                  Apparel Manufacturers.................. 0.2
                  Multimedia............................. 0.1
                  Energy-Alternate Sources............... 0.1
                  Miscellaneous Manufacturing............ 0.1
                  Hotels/Motels.......................... 0.1
                  Water.................................. 0.1
                  Insurance-Reinsurance.................. 0.1
                  Instruments-Controls................... 0.1
                  Racetracks............................. 0.1
                  Real Estate Management/Services........ 0.1
                  Medical Sterilization Products......... 0.1
                  Food-Retail............................ 0.1
                  Food-Flour & Grain..................... 0.1
                  Telecommunication Equipment............ 0.1
                  Chemicals-Plastics..................... 0.1

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)

                   Telephone-Integrated................. 0.1%
                   Oil Field Machinery & Equipment...... 0.1
                   Electronic Measurement Instruments... 0.1
                   Real Estate Operations & Development. 0.1
                   Retail-Convenience Store............. 0.1
                   Insurance-Multi-line................. 0.1
                   E-Marketing/Info..................... 0.1
                   Power Converter/Supply Equipment..... 0.1
                   Medical Information Systems.......... 0.1
                   Lasers-System/Components............. 0.1
                   Web Hosting/Design................... 0.1
                   Building-Heavy Construction.......... 0.1
                   Food-Canned.......................... 0.1
                   Publishing-Books..................... 0.1
                   Retail-Misc./Diversified............. 0.1
                   Computer Aided Design................ 0.1
                   Patient Monitoring Equipment......... 0.1
                   Steel Pipe & Tube.................... 0.1
                   Internet Application Software........ 0.1
                   Satellite Telecom.................... 0.1
                   Instruments-Scientific............... 0.1
                   Entertainment Software............... 0.1
                   Tobacco.............................. 0.1
                   Electric-Distribution................ 0.1
                   Medical-Generic Drugs................ 0.1
                   Television........................... 0.1
                   Security Services.................... 0.1
                   Medical-Nursing Homes................ 0.1
                   Gambling (Non-Hotel)................. 0.1
                   Linen Supply & Related Items......... 0.1
                   Building Products-Cement............. 0.1
                   Electronic Design Automation......... 0.1
                   Batteries/Battery Systems............ 0.1
                   Electronic Parts Distribution........ 0.1
                   Building Products-Wood............... 0.1
                   Health Care Cost Containment......... 0.1
                   Disposable Medical Products.......... 0.1
                   Computers-Periphery Equipment........ 0.1
                   Broadcast Services/Program........... 0.1
                   Filtration/Separation Products....... 0.1
                   Electric Products-Misc............... 0.1
                   Rubber-Tires......................... 0.1
                   Retail-Pawn Shops.................... 0.1
                   Auto Repair Centers.................. 0.1
                   Storage/Warehousing.................. 0.1
                   Travel Services...................... 0.1
                   Industrial Audio & Video Products.... 0.1
                   Finance-Credit Card.................. 0.1
                   Publishing-Newspapers................ 0.1
                   Casino Hotels........................ 0.1
                   Medical-Wholesale Drug Distribution.. 0.1
                   Rubber/Plastic Products.............. 0.1
                   Funeral Services & Related Items..... 0.1
                   Vitamins & Nutrition Products........ 0.1
                   Auction Houses/Art Dealers........... 0.1
                   Internet Connectivity Services....... 0.1
                   Brewery.............................. 0.1
                   Communications Software.............. 0.1
                   Publishing-Periodicals............... 0.1
                   Firearms & Ammunition................ 0.1
                   Transport-Equipment & Leasing........ 0.1
                   Pipelines............................ 0.1
                   Rental Auto/Equipment................ 0.1

                 Property Trust.........................   0.1%
                 Motion Pictures & Services.............   0.1
                 Agricultural Operations................   0.1
                 Non-Ferrous Metals.....................   0.1
                 Environmental Consulting & Engineering.   0.1
                 Physicians Practice Management.........   0.1
                 Recreational Centers...................   0.1
                 Computers-Memory Devices...............   0.1
                 Diagnostic Kits........................   0.1
                 Retail-Sporting Goods..................   0.1
                                                         -----
                 Total Investments......................  98.7
                 Other assets less liabilities..........   1.3
                                                         -----
                 Net Assets............................. 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
         -------------------------------------------------------------
         COMMON STOCKS -- 96.7%
         ADVANCED MATERIALS -- 0.0%
           Core Molding Technologies, Inc.+...........   109  $  2,184
                                                              --------
         ADVERTISING AGENCIES -- 0.0%
           MDC Partners, Inc., Class A................   620    12,884
                                                              --------
         ADVERTISING SERVICES -- 0.0%
           Journal Media Group, Inc...................   348     4,260
           Marchex, Inc., Class B.....................   464     2,004
           Marin Software, Inc.+......................   427     1,529
           Sizmek, Inc.+..............................   307     1,820
                                                              --------
                                                                 9,613
                                                              --------
         AEROSPACE/DEFENSE -- 0.2%
           Aerovironment, Inc.+.......................   281     6,483
           Cubic Corp.................................   309    13,859
           Esterline Technologies Corp.+..............   444    34,210
           Kratos Defense & Security Solutions, Inc.+.   646     3,223
           National Presto Industries, Inc............    69     6,075
           Teledyne Technologies, Inc.+...............   504    44,972
                                                              --------
                                                               108,822
                                                              --------
         AEROSPACE/DEFENSE-EQUIPMENT -- 0.4%
           AAR Corp...................................   506    11,481
           Aerojet Rocketdyne Holdings, Inc.+.........   893    15,127
           Astronics Corp.+...........................   273    10,322
           Astronics Corp., Class B+..................    41     1,525
           Curtiss-Wright Corp........................   679    47,231
           Ducommun, Inc.+............................   157     3,398
           HEICO Corp.................................   274    13,821
           HEICO Corp., Class A.......................   570    24,898
           Kaman Corp.................................   389    15,128
           KLX, Inc.+.................................   754    29,489
           Moog, Inc., Class A+.......................   553    34,153
                                                              --------
                                                               206,573
                                                              --------
         AGRICULTURAL BIOTECH -- 0.0%
           Arcadia Biosciences, Inc.+.................   115       322
                                                              --------
         AGRICULTURAL CHEMICALS -- 0.0%
           Intrepid Potash, Inc.+.....................   802     3,096
           Rentech, Inc.+.............................   327     1,913
                                                              --------
                                                                 5,009
                                                              --------
         AGRICULTURAL OPERATIONS -- 0.1%
           Alico, Inc.................................    54     2,305
           Andersons, Inc.............................   405    14,337
           Limoneira Co...............................   164     2,601
           MGP Ingredients, Inc.......................   152     2,634
           Tejon Ranch Co.+...........................   196     4,416
                                                              --------
                                                                26,293
                                                              --------
         AIRLINES -- 0.7%
           Allegiant Travel Co........................   191    37,713
           Hawaiian Holdings, Inc.+...................   681    23,631
           Republic Airways Holdings, Inc.+...........   726     4,182
           SkyWest, Inc...............................   738    14,051
           Virgin America, Inc.+...................... 8,469   301,581
                                                              --------
                                                               381,158
                                                              --------
         APPAREL MANUFACTURERS -- 0.2%
           Columbia Sportswear Co.....................   410    22,489

                                                          VALUE
                     SECURITY DESCRIPTION         SHARES (NOTE 3)
              ---------------------------------------------------
              APPAREL MANUFACTURERS (CONTINUED)
                G-III Apparel Group, Ltd.+.......    570 $ 31,401
                Oxford Industries, Inc...........    209   15,219
                Sequential Brands Group, Inc.+...    359    4,491
                Superior Uniform Group, Inc......    106    1,806
                Vince Holding Corp.+.............    219      997
                                                         --------
                                                           76,403
                                                         --------
              APPLIANCES -- 0.0%
                iRobot Corp.+....................    424   12,724
                                                         --------
              APPLICATIONS SOFTWARE -- 1.0%
                Brightcove, Inc.+................    464    2,877
                Callidus Software, Inc.+......... 17,109  297,183
                Constant Contact, Inc.+..........    459   11,980
                Cvent, Inc.+.....................    334   10,558
                Demandware, Inc.+................    477   27,046
                Ebix, Inc........................    382   10,593
                Epiq Systems, Inc................    461    6,362
                Five9, Inc.+.....................    338    1,463
                HubSpot, Inc.+...................    269   13,956
                Imperva, Inc.+...................    379   26,765
                inContact, Inc.+.................    878    7,814
                Jive Software, Inc.+.............    666    3,243
                New Relic, Inc.+.................     82    3,251
                Park City Group, Inc.+...........    152    1,771
                Paycom Software, Inc.+...........    451   17,142
                PDF Solutions, Inc.+.............    385    4,066
                Progress Software Corp.+.........    722   17,530
                RealPage, Inc.+..................    754   12,742
                SciQuest, Inc.+..................    394    4,673
                Tangoe, Inc.+....................    557    4,612
                Verint Systems, Inc.+............    877   41,728
                                                         --------
                                                          527,355
                                                         --------
              ATHLETIC EQUIPMENT -- 0.3%
                Black Diamond, Inc.+.............    324    1,795
                Nautilus, Inc.+..................  6,994  119,178
                Performance Sports Group Ltd+....    647    7,427
                                                         --------
                                                          128,400
                                                         --------
              AUCTION HOUSES/ART DEALERS -- 0.1%
                Sotheby's........................    888   30,769
                                                         --------
              AUDIO/VIDEO PRODUCTS -- 0.8%
                Daktronics, Inc..................    549    5,325
                DTS, Inc.+.......................  8,089  240,729
                Skullcandy, Inc.+................    313    1,753
                TiVo, Inc.+......................  1,387   12,594
                Universal Electronics, Inc.+.....  3,147  149,703
                VOXX International Corp.+........    282    1,455
                                                         --------
                                                          411,559
                                                         --------
              AUTO REPAIR CENTERS -- 0.1%
                Monro Muffler Brake, Inc.........    454   33,673
                                                         --------
              AUTO-CARS/LIGHT TRUCKS -- 0.0%
                Blue Bird Corp.+.................     72      779
                                                         --------
              AUTO-HEAVY DUTY TRUCKS -- 0.0%
                Navistar International Corp.+....    728    8,954
                                                         --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       AUTO-TRUCK TRAILERS -- 0.0%
         Wabash National Corp.+.........................    970 $ 11,611
                                                                --------
       AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.4%
         Accuride Corp.+................................    555    1,565
         American Axle & Manufacturing Holdings, Inc.+..  1,083   23,999
         Cooper-Standard Holding, Inc.+.................    193   12,553
         Dana Holding Corp..............................  2,330   39,144
         Federal-Mogul Holdings Corp.+..................    433    3,356
         Gentherm, Inc.+................................    513   25,219
         Horizon Global Corp.+.......................... 30,978  272,297
         Meritor, Inc.+.................................  1,394   15,153
         Metaldyne Performance Group, Inc...............    164    3,578
         Miller Industries, Inc.........................    161    3,652
         Modine Manufacturing Co.+......................    684    5,725
         Strattec Security Corp.........................     51    3,051
         Superior Industries International, Inc.........    334    6,573
         Tenneco, Inc.+.................................    877   49,629
         Titan International, Inc.......................    617    4,381
         Tower International, Inc.+.....................  9,681  265,937
                                                                --------
                                                                 735,812
                                                                --------
       AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.7%
         Commercial Vehicle Group, Inc.+................    429    1,785
         Dorman Products, Inc.+.........................    381   17,785
         Douglas Dynamics, Inc.......................... 13,319  292,219
         Motorcar Parts of America, Inc.+...............    256    8,617
         Remy International, Inc........................    409   12,061
         Standard Motor Products, Inc...................    285   12,611
                                                                --------
                                                                 345,078
                                                                --------
       B2B/E-COMMERCE -- 0.0%
         ePlus, Inc.+...................................     79    6,669
         TechTarget, Inc.+..............................    279    2,603
                                                                --------
                                                                   9,272
                                                                --------
       BANKS-COMMERCIAL -- 5.7%
         1st Source Corp................................    233    7,400
         Access National Corp...........................    104    2,152
         American National Bankshares, Inc..............    125    3,150
         Ameris Bancorp.................................    459   14,459
         Ames National Corp.............................    132    3,300
         Arrow Financial Corp...........................    159    4,388
         BancFirst Corp.................................    104    6,410
         Bancorp, Inc.+.................................    481    3,463
         BancorpSouth, Inc..............................  1,379   34,378
         Bank of Marin Bancorp..........................     85    4,520
         Bank of the Ozarks, Inc........................  1,113   55,672
         Banner Corp....................................    299   14,672
         Bar Harbor Bankshares..........................     85    3,005
         BBCN Bancorp, Inc..............................  1,136   19,073
         Blue Hills Bancorp, Inc........................    400    5,676
         BNC Bancorp....................................    348    7,813
         Bridge Bancorp, Inc............................    167    4,795
         Bryn Mawr Bank Corp............................ 10,876  316,818
         C1 Financial, Inc.+............................     85    1,759
         Camden National Corp...........................    106    4,144
         Capital Bank Financial Corp., Class A..........    320   10,336
         Capital City Bank Group, Inc...................    153    2,362
         Cardinal Financial Corp........................    459   10,433
         Cascade Bancorp+...............................    441    2,474

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          BANKS-COMMERCIAL (CONTINUED)
            Cass Information Systems, Inc............   164  $  8,554
            Cathay General Bancorp................... 1,142    35,745
            CenterState Banks, Inc...................   648     9,448
            Central Pacific Financial Corp...........   328     7,334
            Century Bancorp, Inc., Class A...........    49     2,178
            Chemical Financial Corp..................   481    16,320
            Citizens & Northern Corp.................   174     3,447
            City Holding Co..........................   217    10,379
            CNB Financial Corp.......................   206     3,827
            CoBiz Financial, Inc.....................   518     6,454
            Columbia Banking System, Inc.............   824    27,456
            Community Bank System, Inc...............   582    23,722
            Community Trust Bancorp, Inc.............   224     7,721
            CommunityOne Bancorp+....................   175     2,265
            ConnectOne Bancorp, Inc..................   427     7,622
            CU Bancorp+..............................   239     5,765
            Customers Bancorp, Inc.+.................   381    10,478
            CVB Financial Corp....................... 1,517    26,472
            Eagle Bancorp, Inc.+.....................   427    20,325
            Enterprise Bancorp, Inc..................   109     2,531
            Enterprise Financial Services Corp.......   285     8,083
            Farmers Capital Bank Corp.+..............   107     2,902
            FCB Financial Holdings, Inc.+............   399    14,188
            Fidelity Southern Corp...................   238     4,986
            Financial Institutions, Inc..............   201     5,250
            First BanCorp+........................... 1,662     6,299
            First Bancorp............................   281     5,207
            First Bancorp, Inc.......................   153     3,233
            First Busey Corp.........................   344     7,179
            First Business Financial Services, Inc...   124     3,057
            First Citizens BancShares, Inc., Class A.   110    28,175
            First Commonwealth Financial Corp........ 1,270    11,671
            First Community Bancshares, Inc..........   240     4,615
            First Connecticut Bancorp, Inc...........   229     3,980
            First Financial Bancorp..................   881    16,986
            First Financial Bankshares, Inc..........   916    30,466
            First Financial Corp.....................   157     5,380
            First Foundation, Inc.+.................. 5,770   137,038
            First Interstate BancSystem, Inc.........   280     7,941
            First Merchants Corp.....................   539    14,138
            First Midwest Bancorp, Inc............... 1,113    19,834
            First NBC Bank Holding Co.+..............   217     8,070
            First of Long Island Corp................   174     4,832
            FirstMerit Corp.......................... 2,368    44,495
            FNB Corp................................. 2,495    33,608
            Franklin Financial Network, Inc.+........    77     2,064
            Fulton Financial Corp.................... 2,524    33,872
            German American Bancorp, Inc.............   189     5,921
            Glacier Bancorp, Inc..................... 1,079    29,521
            Great Southern Bancorp, Inc..............   149     7,201
            Great Western Bancorp, Inc...............   590    16,673
            Green Bancorp, Inc.+.....................   145     1,776
            Guaranty Bancorp.........................   211     3,477
            Hampton Roads Bankshares, Inc.+..........   490       907
            Hancock Holding Co....................... 1,112    30,691
            Hanmi Financial Corp.....................   456    11,628
            Heartland Financial USA, Inc.............   254     9,357
            Heritage Commerce Corp...................   300     3,174

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            -----------------------------------------------
            COMMON STOCKS (CONTINUED)
            BANKS-COMMERCIAL (CONTINUED)
              Heritage Financial Corp...............    432 $  7,957
              Heritage Oaks Bancorp.................    335    2,951
              Hilltop Holdings, Inc.+...............  1,087   22,794
              Home BancShares, Inc..................    816   35,023
              Horizon Bancorp.......................    131    3,419
              IBERIABANK Corp.......................    545   33,043
              Independent Bank Corp.................    701   22,183
              International Bancshares Corp.........    774   20,859
              Kearny Financial Corp.................  1,336   15,965
              Lakeland Bancorp, Inc.................    541    6,292
              Lakeland Financial Corp...............    237   10,648
              LegacyTexas Financial Group, Inc......    680   19,516
              MainSource Financial Group, Inc.......    309    6,687
              MB Financial, Inc.....................  1,073   34,594
              Mercantile Bank Corp..................    240    5,294
              Merchants Bancshares, Inc.............     71    2,238
              Metro Bancorp, Inc....................    169    5,236
              MidWestOne Financial Group, Inc.......    112    3,432
              National Bankshares, Inc..............     98    3,200
              National Commerce Corp.+..............     86    2,159
              National Penn Bancshares, Inc.........  2,001   24,092
              NBT Bancorp, Inc......................    628   17,653
              NewBridge Bancorp.....................    512    5,791
              OFG Bancorp...........................    636    5,858
              Old National Bancorp..................  1,671   23,394
              Old Second Bancorp, Inc.+.............    420    2,814
              Opus Bank.............................    148    5,513
              Pacific Continental Corp..............    278    3,987
              PacWest Bancorp.......................    143    6,441
              Park National Corp....................    186   16,874
              Park Sterling Corp....................    642    4,655
              Peapack Gladstone Financial Corp......    220    4,974
              Penns Woods Bancorp, Inc..............     68    3,029
              Peoples Bancorp, Inc..................    262    5,020
              Peoples Financial Services Corp.......    108    4,398
              Pinnacle Financial Partners, Inc......    512   26,941
              Preferred Bank........................ 12,112  401,028
              PrivateBancorp, Inc...................  1,123   46,975
              Prosperity Bancshares, Inc............  1,001   51,431
              QCR Holdings, Inc.....................    167    3,804
              Renasant Corp.........................    574   19,878
              Republic Bancorp, Inc., Class A.......    141    3,586
              S&T Bancorp, Inc......................    497   15,844
              Sandy Spring Bancorp, Inc.............    352    9,680
              Seacoast Banking Corp. of Florida+....    339    5,248
              ServisFirst Bancshares, Inc...........    318   13,477
              Sierra Bancorp........................    168    2,723
              Simmons First National Corp., Class A.    427   22,008
              South State Corp......................    346   26,815
              Southside Bancshares, Inc.............    361    9,711
              Southwest Bancorp, Inc................    272    4,600
              State Bank Financial Corp.............    510   10,914
              Stock Yards Bancorp, Inc..............    211    7,951
              Stonegate Bank........................    158    4,931
              Suffolk Bancorp.......................    167    4,992
              Sun Bancorp, Inc./NJ+.................    136    2,721
              Talmer Bancorp, Inc., Class A.........    780   13,120

                                                                VALUE
                    SECURITY DESCRIPTION               SHARES  (NOTE 3)
       -----------------------------------------------------------------
       BANKS-COMMERCIAL (CONTINUED)
         Texas Capital Bancshares, Inc.+..............    654 $   36,101
         Tompkins Financial Corp......................    213     11,562
         Towne Bank...................................    651     13,970
         TriCo Bancshares.............................    324      8,541
         TriState Capital Holdings, Inc.+.............    303      3,784
         Triumph Bancorp, Inc.+.......................    212      3,538
         TrustCo Bank Corp. NY........................  1,357      8,454
         Trustmark Corp...............................    965     23,189
         UMB Financial Corp...........................    562     27,583
         Umpqua Holdings Corp.........................  3,150     52,605
         Union Bankshares Corp........................    644     16,132
         United Bankshares, Inc.......................    991     39,194
         United Community Banks, Inc..................    717     14,455
         Univest Corp. of Pennsylvania................    280      5,513
         Valley National Bancorp......................  3,322     34,881
         Washington Trust Bancorp, Inc................    211      8,187
         Webster Financial Corp.......................  1,296     48,082
         WesBanco, Inc................................    549     17,925
         West Bancorporation, Inc.....................    229      4,525
         Westamerica Bancorporation...................    364     16,092
         Western Alliance Bancorp+....................  1,228     43,901
         Wilshire Bancorp, Inc........................  1,008     10,776
         Wintrust Financial Corp......................    677     34,182
         Yadkin Financial Corp........................    359      8,454
                                                              ----------
                                                               2,966,557
                                                              ----------
       BANKS-FIDUCIARY -- 0.0%
         Boston Private Financial Holdings, Inc.......  1,186     13,592
                                                              ----------
       BANKS-MORTGAGE -- 0.0%
         Walker & Dunlop, Inc.+.......................    378     10,966
                                                              ----------
       BANKS-SUPER REGIONAL -- 0.0%
         Independent Bank Group, Inc..................    138      5,375
                                                              ----------
       BATTERIES/BATTERY SYSTEMS -- 0.1%
         EnerSys......................................    635     38,729
                                                              ----------
       BEVERAGES-NON-ALCOHOLIC -- 0.4%
         Coca-Cola Bottling Co. Consolidated..........     66     13,940
         National Beverage Corp.+.....................    163      6,135
         Primo Water Corp.+........................... 19,271    169,585
                                                              ----------
                                                                 189,660
                                                              ----------
       BICYCLE MANUFACTURING -- 0.0%
         Fox Factory Holding Corp.+...................    241      4,278
                                                              ----------
       BREWERY -- 0.1%
         Boston Beer Co., Inc., Class A+..............    129     28,327
         Craft Brew Alliance, Inc.+...................    146      1,118
                                                              ----------
                                                                  29,445
                                                              ----------
       BROADCAST SERVICES/PROGRAM -- 0.1%
         Crown Media Holdings, Inc., Class A+.........    494      2,860
         Hemisphere Media Group, Inc.+................    144      1,948
         Nexstar Broadcasting Group, Inc., Class A....    446     23,741
         World Wrestling Entertainment, Inc., Class A.    430      7,667
                                                              ----------
                                                                  36,216
                                                              ----------
       BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.8%
         Builders FirstSource, Inc.+..................    662      7,825
         Drew Industries, Inc.........................    344     20,582
         Gibraltar Industries, Inc.+..................    442     11,191

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 3)
      -------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      BUILDING & CONSTRUCTION PRODUCTS-MISC. (CONTINUED)
        Louisiana-Pacific Corp.+.........................  2,035 $ 35,938
        NCI Building Systems, Inc.+......................    388    4,059
        Nortek, Inc.+....................................  4,627  283,866
        Patrick Industries, Inc.+........................    181    7,345
        Ply Gem Holdings, Inc.+..........................    308    3,641
        Quanex Building Products Corp....................    483    9,114
        Simpson Manufacturing Co., Inc...................    601   22,826
        Stock Building Supply Holdings, Inc.+............    211    3,646
        Summit Materials, Inc., Class A+.................    364    7,666
        Trex Co., Inc.+..................................    458   17,894
                                                                 --------
                                                                  435,593
                                                                 --------
      BUILDING & CONSTRUCTION-MISC. -- 0.6%
        Aegion Corp.+....................................    523   10,088
        Comfort Systems USA, Inc.........................    533   17,019
        Dycom Industries, Inc.+..........................    486   36,980
        Hill International, Inc.+........................ 76,856  259,773
        MYR Group, Inc.+.................................    298    6,705
                                                                 --------
                                                                  330,565
                                                                 --------
      BUILDING PRODUCTS-AIR & HEATING -- 0.0%
        AAON, Inc........................................    584   11,955
                                                                 --------
      BUILDING PRODUCTS-CEMENT -- 0.1%
        Continental Building Products, Inc.+.............    450    7,906
        Headwaters, Inc.+................................  1,053   21,639
        US Concrete, Inc.+...............................    208   11,536
                                                                 --------
                                                                   41,081
                                                                 --------
      BUILDING PRODUCTS-DOORS & WINDOWS -- 0.5%
        Apogee Enterprises, Inc..........................    417   20,654
        Griffon Corp.....................................    489    8,401
        Masonite International Corp.+....................    431   25,804
        PGT, Inc.+....................................... 18,784  226,535
                                                                 --------
                                                                  281,394
                                                                 --------
      BUILDING PRODUCTS-LIGHT FIXTURES -- 0.6%
        LSI Industries, Inc.............................. 28,942  310,837
                                                                 --------
      BUILDING PRODUCTS-WOOD -- 0.1%
        Boise Cascade Co.+...............................    564   16,880
        Universal Forest Products, Inc...................    287   20,845
                                                                 --------
                                                                   37,725
                                                                 --------
      BUILDING-HEAVY CONSTRUCTION -- 0.1%
        Granite Construction, Inc........................    561   18,423
        MasTec, Inc.+....................................    953   15,982
        Orion Marine Group, Inc.+........................    399    1,560
        Primoris Services Corp...........................    554   11,036
        Tutor Perini Corp.+..............................    536    8,994
                                                                 --------
                                                                   55,995
                                                                 --------
      BUILDING-MAINTENANCE & SERVICES -- 0.0%
        ABM Industries, Inc..............................    800   22,720
                                                                 --------
      BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.8%
        Cavco Industries, Inc.+..........................  4,312  425,163
        Winnebago Industries, Inc........................    384    8,060
                                                                 --------
                                                                  433,223
                                                                 --------
      BUILDING-RESIDENTIAL/COMMERCIAL -- 0.4%
        AV Homes, Inc.+..................................    176    2,330
        Beazer Homes USA, Inc.+..........................    392    5,582

                                                               VALUE
                     SECURITY DESCRIPTION              SHARES (NOTE 3)
          ------------------------------------------------------------
          BUILDING-RESIDENTIAL/COMMERCIAL (CONTINUED)
            CalAtlantic Group, Inc.+.................. 1,097  $ 41,785
            Century Communities, Inc.+................   217     4,140
            Green Brick Partners, Inc.+...............   205     2,163
            Hovnanian Enterprises, Inc., Class A+..... 1,704     3,510
            Installed Building Products, Inc.+........   283     6,268
            KB Home................................... 1,166    15,275
            LGI Homes, Inc.+..........................   199     5,578
            M/I Homes, Inc.+..........................   350     8,033
            MDC Holdings, Inc.........................   558    14,502
            Meritage Homes Corp.+.....................   566    19,957
            New Home Co., Inc.+.......................   127     1,817
            Taylor Morrison Home Corp., Class A+......   464     8,552
            TRI Pointe Group, Inc.+................... 2,309    29,971
            WCI Communities, Inc.+....................   220     5,256
            William Lyon Homes, Class A+..............   278     5,933
                                                              --------
                                                               180,652
                                                              --------
          CASINO HOTELS -- 0.1%
            Boyd Gaming Corp.+........................ 1,140    22,789
            Caesars Entertainment Corp.+..............   791     6,367
            Monarch Casino & Resort, Inc.+............   145     3,181
                                                              --------
                                                                32,337
                                                              --------
          CASINO SERVICES -- 0.0%
            Eldorado Resorts, Inc.+...................   402     3,980
            Scientific Games Corp., Class A+..........   717     7,951
                                                              --------
                                                                11,931
                                                              --------
          CELLULAR TELECOM -- 0.0%
            Leap Wireless CVR+(1)(2)..................   881         0
            NTELOS Holdings Corp.+....................   248     2,279
                                                              --------
                                                                 2,279
                                                              --------
          CHEMICALS-DIVERSIFIED -- 0.7%
            Aceto Corp................................ 9,496   286,400
            Axiall Corp............................... 1,003    20,311
            Innophos Holdings, Inc....................   298    12,662
            Innospec, Inc.............................   346    19,113
            Koppers Holdings, Inc.....................   293     5,555
            Olin Corp................................. 1,107    21,232
                                                              --------
                                                               365,273
                                                              --------
          CHEMICALS-FIBERS -- 0.0%
            Rayonier Advanced Materials, Inc..........   580     5,348
                                                              --------
          CHEMICALS-OTHER -- 0.0%
            American Vanguard Corp....................   416     5,579
                                                              --------
          CHEMICALS-PLASTICS -- 0.1%
            A. Schulman, Inc..........................   418    15,002
            Landec Corp.+.............................   384     4,723
            PolyOne Corp.............................. 1,274    42,603
                                                              --------
                                                                62,328
                                                              --------
          CHEMICALS-SPECIALTY -- 0.5%
            Balchem Corp..............................   443    30,257
            Calgon Carbon Corp........................   753    12,952
            Chemtura Corp.+...........................   960    30,662
            Ferro Corp.+.............................. 1,042    13,015
            H.B. Fuller Co............................   720    27,353
            Hawkins, Inc..............................   151     6,257
            KMG Chemicals, Inc........................   137     2,882
            Kraton Performance Polymers, Inc.+........   448     9,135

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 3)
            -------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            CHEMICALS-SPECIALTY (CONTINUED)
              Minerals Technologies, Inc...........    496 $ 29,234
              Oil-Dri Corp. of America.............     70    2,197
              OMNOVA Solutions, Inc.+..............    668    4,796
              Quaker Chemical Corp.................    190   15,082
              Sensient Technologies Corp...........    667   43,535
              Stepan Co............................    275   14,556
              Tronox, Ltd., Class A................    908    5,639
              Valhi, Inc...........................    272      672
                                                           --------
                                                            248,224
                                                           --------
            CIRCUIT BOARDS -- 0.0%
              Multi-Fineline Electronix, Inc.+.....    129    2,397
              Park Electrochemical Corp............    291    4,755
              TTM Technologies, Inc.+..............    843    6,154
                                                           --------
                                                             13,306
                                                           --------
            COAL -- 0.0%
              Cloud Peak Energy, Inc.+.............    871    2,587
              Hallador Energy Co...................    155      944
              Peabody Energy Corp..................    264    3,376
              SunCoke Energy, Inc..................    931    4,618
              Westmoreland Coal Co.+...............    255    1,826
                                                           --------
                                                             13,351
                                                           --------
            COATINGS/PAINT -- 0.0%
              Kronos Worldwide, Inc................    299    2,362
                                                           --------
            COFFEE -- 0.0%
              Farmer Bros. Co.+....................    110    3,122
                                                           --------
            COMMERCIAL SERVICES -- 0.7%
              Care.com, Inc.+......................    273    1,641
              Collectors Universe, Inc.............    102    1,764
              Healthcare Services Group, Inc.......  1,021   38,042
              HMS Holdings Corp.+..................  1,265   13,320
              Medifast, Inc.+......................    155    4,335
              National Research Corp., Class A.....    139    2,131
              Nutrisystem, Inc..................... 12,337  285,355
              PFSweb, Inc.+........................    172    2,755
              RPX Corp.+...........................    775   11,036
              ServiceSource International, Inc.+...    841    3,591
              SFX Entertainment, Inc.+.............    654      608
              SP Plus Corp.+.......................    239    6,095
              Team, Inc.+..........................    296   10,360
              Weight Watchers International, Inc.+.    394    6,060
                                                           --------
                                                            387,093
                                                           --------
            COMMERCIAL SERVICES-FINANCE -- 0.4%
              Cardtronics, Inc.+...................    641   22,114
              CBIZ, Inc.+..........................    706    7,589
              Euronet Worldwide, Inc.+.............    741   59,458
              Everi Holdings, Inc.+................    940    4,399
              EVERTEC, Inc.........................    940   17,146
              Green Dot Corp., Class A+............    655   12,144
              Heartland Payment Systems, Inc.......    522   38,628
              LendingTree, Inc.+...................     83   10,073
              Liberty Tax, Inc.....................     85    1,963
              MoneyGram International, Inc.+.......    417    4,216
              Travelport Worldwide, Ltd............  1,508   20,433
              Xoom Corp.+..........................    456   11,373
                                                           --------
                                                            209,536
                                                           --------

                                                               VALUE
                     SECURITY DESCRIPTION             SHARES  (NOTE 3)
          ------------------------------------------------------------
          COMMUNICATIONS SOFTWARE -- 0.1%
            BroadSoft, Inc.+.........................     416 $ 13,300
            Digi International, Inc.+................     356    4,592
            Seachange International, Inc.+...........     476    3,080
            Xura, Inc.+..............................     323    8,359
                                                              --------
                                                                29,331
                                                              --------
          COMPUTER AIDED DESIGN -- 0.1%
            Aspen Technology, Inc.+..................   1,220   50,496
                                                              --------
          COMPUTER DATA SECURITY -- 0.0%
            Qualys, Inc.+............................     355   12,539
            Varonis Systems, Inc.+...................     128    2,044
                                                              --------
                                                                14,583
                                                              --------
          COMPUTER GRAPHICS -- 0.0%
            Monotype Imaging Holdings, Inc...........     572   15,639
                                                              --------
          COMPUTER SERVICES -- 0.9%
            Barracuda Networks, Inc.+................     115    2,206
            CACI International, Inc., Class A+.......     344   33,382
            Carbonite, Inc.+.........................     258    2,611
            Ciber, Inc.+.............................   1,126    4,020
            Convergys Corp...........................   1,412   36,246
            Engility Holdings, Inc...................     256    8,241
            EPAM Systems, Inc.+......................     698   53,990
            ExlService Holdings, Inc.+...............     475   21,023
            Fleetmatics Group PLC+...................     545   30,335
            Globant SA+..............................     218    7,536
            Insight Enterprises, Inc.+...............     554   14,072
            KEYW Holding Corp.+......................     478    3,408
            LivePerson, Inc.+........................     815    6,357
            Luxoft Holding, Inc.+....................     261   17,393
            Manhattan Associates, Inc.+..............   1,053   76,711
            MAXIMUS, Inc.............................     941   64,176
            Science Applications International Corp..     657   30,130
            Sykes Enterprises, Inc.+.................     557   16,153
            Syntel, Inc.+............................     448   21,074
            TeleTech Holdings, Inc...................     232    6,751
            Unisys Corp.+............................     713    9,554
            Virtusa Corp.+...........................     423   24,293
                                                              --------
                                                               489,662
                                                              --------
          COMPUTER SOFTWARE -- 1.3%
            Apigee Corp.+............................      72      695
            AVG Technologies NV+.....................     584   13,841
            Avid Technology, Inc.+...................     461    3,895
            Blackbaud, Inc...........................     669   41,940
            Code Rebel Corp.+........................      15       74
            Cornerstone OnDemand, Inc.+..............     770   24,255
            Envestnet, Inc.+.........................     503   15,020
            Guidance Software, Inc.+.................     272    1,534
            Planet Payment, Inc.+.................... 110,698  332,094
            Simulations Plus, Inc....................  28,425  232,801
            Workiva, Inc.+...........................     104    1,724
                                                              --------
                                                               667,873
                                                              --------
          COMPUTERS -- 0.0%
            Silicon Graphics International Corp.+....     497    2,172
                                                              --------
          COMPUTERS-INTEGRATED SYSTEMS -- 0.3%
            Agilysys, Inc.+..........................     218    2,479
            Cray, Inc.+..............................     583   17,274
            Diebold, Inc.............................     926   34,142

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
           ---------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           COMPUTERS-INTEGRATED SYSTEMS (CONTINUED)
             Mercury Systems, Inc.+.................    489 $  8,391
             MTS Systems Corp.......................    212   13,998
             NetScout Systems, Inc.+................  1,311   47,026
             Silver Spring Networks, Inc.+..........    520    6,817
             Super Micro Computer, Inc.+............    526   14,838
                                                            --------
                                                             144,965
                                                            --------
           COMPUTERS-MEMORY DEVICES -- 0.1%
             Datalink Corp.+........................    293    2,139
             Imation Corp.+.........................    501    1,012
             Nimble Storage, Inc.+..................    723   16,340
             Quantum Corp.+.........................  3,077    2,585
             Violin Memory, Inc.+...................  1,297    2,088
                                                            --------
                                                              24,164
                                                            --------
           COMPUTERS-OTHER -- 0.0%
             ExOne Co.+.............................    149    1,594
             Stratasys, Ltd.+.......................    727   18,539
                                                            --------
                                                              20,133
                                                            --------
           COMPUTERS-PERIPHERY EQUIPMENT -- 0.1%
             Electronics For Imaging, Inc.+.........    669   31,068
             Immersion Corp.+.......................    400    5,192
                                                            --------
                                                              36,260
                                                            --------
           COMPUTERS-VOICE RECOGNITION -- 0.0%
             Vocera Communications, Inc.+...........    367    4,320
                                                            --------
           CONSULTING SERVICES -- 1.3%
             Advisory Board Co.+....................    605   26,517
             CEB, Inc...............................    478   35,735
             CRA International, Inc.+............... 12,284  287,446
             Forrester Research, Inc................    144    4,647
             Franklin Covey Co.+....................    175    2,998
             FTI Consulting, Inc.+..................    594   20,202
             Hackett Group, Inc.....................    341    5,074
             Huron Consulting Group, Inc.+..........    331   15,987
             ICF International, Inc.+...............    278    8,526
             Information Services Group, Inc........ 64,058  235,093
             Navigant Consulting, Inc.+.............    688   11,834
             NV5 Holdings, Inc.+....................     72    1,676
             Pendrell Corp.+........................  2,374    1,591
             Vectrus, Inc.+.........................    150    3,730
                                                            --------
                                                             661,056
                                                            --------
           CONSUMER PRODUCTS-MISC. -- 0.7%
             Central Garden & Pet Co.+.............. 16,498  262,483
             Central Garden & Pet Co., Class A+.....    604   10,196
             CSS Industries, Inc....................    133    3,631
             Helen of Troy, Ltd.+...................    407   40,378
             Tumi Holdings, Inc.+...................    801   12,840
             Wausau Paper Corp......................    585    5,973
             WD-40 Co...............................    208   19,881
                                                            --------
                                                             355,382
                                                            --------
           CONTAINERS-METAL/GLASS -- 0.0%
             Greif, Inc., Class A...................    439   14,390
                                                            --------
           CONTAINERS-PAPER/PLASTIC -- 0.9%
             AEP Industries, Inc.+..................  4,870  389,600
             Berry Plastics Group, Inc.+............  1,705   57,118

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            CONTAINERS-PAPER/PLASTIC (CONTINUED)
              KapStone Paper and Packaging Corp.....  1,216 $ 26,448
                                                            --------
                                                             473,166
                                                            --------
            COSMETICS & TOILETRIES -- 0.0%
              Elizabeth Arden, Inc.+................    373    4,677
              Inter Parfums, Inc....................    242    6,684
              Revlon, Inc., Class A+................    164    5,145
                                                            --------
                                                              16,506
                                                            --------
            DATA PROCESSING/MANAGEMENT -- 0.2%
              Acxiom Corp.+.........................  1,116   24,686
              Amber Road, Inc.+.....................    252    1,013
              CommVault Systems, Inc.+..............    645   26,135
              CSG Systems International, Inc........    468   15,687
              Fair Isaac Corp.......................    443   40,920
              Pegasystems, Inc......................    511   14,252
                                                            --------
                                                             122,693
                                                            --------
            DECISION SUPPORT SOFTWARE -- 0.0%
              Castlight Health, Inc., Class B+......    481    2,434
              Interactive Intelligence Group, Inc.+.    247    7,988
              QAD, Inc., Class A....................    146    3,729
                                                            --------
                                                              14,151
                                                            --------
            DIAGNOSTIC EQUIPMENT -- 0.7%
              Accelerate Diagnostics, Inc.+.........    307    5,148
              Affymetrix, Inc.+.....................  1,104   10,157
              BioTelemetry, Inc.+................... 21,333  277,756
              Cepheid+..............................  1,025   34,235
              GenMark Diagnostics, Inc.+............    601    3,822
              Genomic Health, Inc.+.................    254    5,314
              Oxford Immunotec Global PLC+..........    288    3,611
                                                            --------
                                                             340,043
                                                            --------
            DIAGNOSTIC KITS -- 0.1%
              Meridian Bioscience, Inc..............    596   11,330
              OraSure Technologies, Inc.+...........    805    4,186
              Quidel Corp.+.........................    411    7,899
                                                            --------
                                                              23,415
                                                            --------
            DIRECT MARKETING -- 0.0%
              EVINE Live, Inc.+.....................    713    1,840
              Harte-Hanks, Inc......................    688    2,924
                                                            --------
                                                               4,764
                                                            --------
            DISPOSABLE MEDICAL PRODUCTS -- 0.1%
              ICU Medical, Inc.+....................    201   22,104
              Merit Medical Systems, Inc.+..........    628   11,643
              Utah Medical Products, Inc............     53    3,126
                                                            --------
                                                              36,873
                                                            --------
            DISTRIBUTION/WHOLESALE -- 0.3%
              Beacon Roofing Supply, Inc.+..........    708   25,056
              Core-Mark Holding Co., Inc............    330   26,826
              Essendant, Inc........................    547   18,910
              H&E Equipment Services, Inc...........    445    8,593
              Pool Corp.............................    621   50,636
              Rentrak Corp.+........................    180    9,932
              ScanSource, Inc.+.....................    409   14,115

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 3)
      -------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      DISTRIBUTION/WHOLESALE (CONTINUED)
        Titan Machinery, Inc.+...........................   247  $  3,021
        Veritiv Corp.+...................................   116     4,872
                                                                 --------
                                                                  161,961
                                                                 --------
      DIVERSIFIED FINANCIAL SERVICES -- 0.0%
        On Deck Capital, Inc.+...........................   165     1,571
                                                                 --------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
        Actuant Corp., Class A...........................   850    19,380
        AZZ, Inc.........................................   368    20,361
        Barnes Group, Inc................................   782    29,395
        Blount International, Inc.+......................   695     4,219
        Chase Corp.......................................    98     4,352
        EnPro Industries, Inc............................   326    16,010
        Fabrinet+........................................   505    10,943
        Federal Signal Corp..............................   892    13,433
        GP Strategies Corp.+.............................   186     4,667
        Handy & Harman, Ltd.+............................    37       879
        Harsco Corp...................................... 1,144    12,275
        LSB Industries, Inc.+............................   281     4,398
        Lydall, Inc.+....................................   242     8,284
        NL Industries, Inc.+.............................    97       339
        Park-Ohio Holdings Corp..........................   125     4,312
        Raven Industries, Inc............................   540     9,833
        Standex International Corp.......................   183    16,419
        Tredegar Corp....................................   357     5,091
                                                                 --------
                                                                  184,590
                                                                 --------
      DIVERSIFIED MINERALS -- 0.0%
        Ring Energy, Inc.+...............................   296     3,075
        United States Lime & Minerals, Inc...............    28     1,368
        US Silica Holdings, Inc..........................   762    13,762
                                                                 --------
                                                                   18,205
                                                                 --------
      DIVERSIFIED OPERATIONS -- 0.0%
        HRG Group, Inc.+................................. 1,123    15,104
        Resource America, Inc., Class A..................   228     1,753
        Tiptree Financial, Inc., Class A.................   428     2,898
                                                                 --------
                                                                   19,755
                                                                 --------
      DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.0%
        Civeo Corp....................................... 1,533     2,851
        Viad Corp........................................   286     8,612
        Volt Information Sciences, Inc.+.................   136     1,172
                                                                 --------
                                                                   12,635
                                                                 --------
      DRUG DELIVERY SYSTEMS -- 0.2%
        Antares Pharma, Inc.+............................ 2,210     3,050
        BioDelivery Sciences International, Inc.+........   661     3,556
        Catalent, Inc.+.................................. 1,194    31,737
        Depomed, Inc.+...................................   857    14,997
        Heron Therapeutics, Inc.+........................   352     9,652
        Nektar Therapeutics+............................. 1,879    22,304
        Revance Therapeutics, Inc.+......................   224     8,774
                                                                 --------
                                                                   94,070
                                                                 --------
      E-COMMERCE/PRODUCTS -- 0.5%
        1-800-flowers.com, Inc., Class A+................   357     3,545
        Blue Nile, Inc.+.................................   169     5,763
        Chegg, Inc.+..................................... 1,090     7,521

                                                          VALUE
                     SECURITY DESCRIPTION         SHARES (NOTE 3)
              ---------------------------------------------------
              E-COMMERCE/PRODUCTS (CONTINUED)
                FTD Cos., Inc.+..................    260 $  7,363
                Lands' End, Inc.+................    234    5,775
                Overstock.com, Inc.+............. 12,182  190,770
                Shutterfly, Inc.+................    537   22,398
                Stamps.com, Inc.+................    204   15,425
                Wayfair, Inc., Class A+..........    287   12,132
                                                         --------
                                                          270,692
                                                         --------
              E-COMMERCE/SERVICES -- 0.5%
                Angie's List, Inc.+..............    625    4,831
                ChannelAdvisor Corp.+............    309    2,695
                Etsy, Inc.+......................    286    3,117
                GrubHub, Inc.+...................  1,073   25,731
                Quotient Technology, Inc.+.......    871    4,825
                RetailMeNot, Inc.+...............    549    4,826
                TrueCar, Inc.+...................    699    4,292
                United Online, Inc.+............. 16,975  198,268
                                                         --------
                                                          248,585
                                                         --------
              E-MARKETING/INFO -- 0.1%
                comScore, Inc.+..................    491   21,005
                Liquidity Services, Inc.+........    343    2,809
                Marketo, Inc.+...................    497   14,626
                New Media Investment Group, Inc..    638   10,272
                QuinStreet, Inc.+................    507    2,814
                Rocket Fuel, Inc.+...............    377    1,734
                Rubicon Project, Inc.+...........    367    5,564
                                                         --------
                                                           58,824
                                                         --------
              E-SERVICES/CONSULTING -- 0.0%
                Perficient, Inc.+................    505    8,444
                                                         --------
              EDUCATIONAL SOFTWARE -- 0.0%
                2U, Inc.+........................    341    7,154
                                                         --------
              ELECTRIC PRODUCTS-MISC. -- 0.1%
                Graham Corp......................    145    2,461
                Littelfuse, Inc..................    322   32,177
                                                         --------
                                                           34,638
                                                         --------
              ELECTRIC-DISTRIBUTION -- 0.1%
                EnerNOC, Inc.+...................    387    3,034
                Genie Energy, Ltd................    178    2,019
                Spark Energy, Inc., Class A......     43      729
                UIL Holdings Corp................    808   41,200
                                                         --------
                                                           46,982
                                                         --------
              ELECTRIC-GENERATION -- 0.0%
                Atlantic Power Corp..............  1,741    3,552
                Talen Energy Corp.+..............  1,192   10,346
                                                         --------
                                                           13,898
                                                         --------
              ELECTRIC-INTEGRATED -- 0.7%
                ALLETE, Inc......................    696   34,946
                Ameresco, Inc., Class A+.........    287    1,860
                Avista Corp......................    889   30,093
                Black Hills Corp.................    640   29,299
                Cleco Corp.......................    864   45,792
                El Paso Electric Co..............    577   22,313
                Empire District Electric Co......    622   14,026
                IDACORP, Inc.....................    719   48,065

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                VALUE
                    SECURITY DESCRIPTION               SHARES  (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       ELECTRIC-INTEGRATED (CONTINUED)
         MGE Energy, Inc..............................    495 $   20,429
         NorthWestern Corp............................    672     36,416
         Otter Tail Corp..............................    535     14,680
         PNM Resources, Inc...........................  1,137     31,972
         Portland General Electric Co.................  1,119     41,492
         Unitil Corp..................................    199      7,059
                                                              ----------
                                                                 378,442
                                                              ----------
       ELECTRONIC COMPONENTS-MISC. -- 1.4%
         AVX Corp.....................................    660      8,910
         Bel Fuse, Inc., Class B......................    148      2,668
         Benchmark Electronics, Inc.+.................    748     14,795
         CTS Corp.....................................    474      8,617
         GSI Group, Inc.+.............................    491      6,633
         Kimball Electronics, Inc.+...................    416      4,738
         Knowles Corp.+...............................  1,215     20,242
         Methode Electronics, Inc.....................    547     18,232
         NVE Corp.....................................     69      4,091
         OSI Systems, Inc.+...........................    282     24,303
         Plexus Corp.+................................    480     16,618
         Rogers Corp.+................................    266     12,374
         Sanmina Corp.+...............................  1,180     24,391
         Sparton Corp.+...............................    141      3,318
         Stoneridge, Inc.+............................ 21,822    276,921
         Vishay Intertechnology, Inc..................  1,935     20,511
         Vishay Precision Group, Inc.+................    179      2,100
         ZAGG, Inc.+.................................. 29,751    252,289
                                                              ----------
                                                                 721,751
                                                              ----------
       ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.0%
         Advanced Micro Devices, Inc.+................  9,087     19,264
         Alpha & Omega Semiconductor, Ltd.+...........    313      2,779
         Ambarella, Inc.+.............................    448     22,149
         Amkor Technology, Inc.+......................  1,413      8,789
         Applied Micro Circuits Corp.+................  1,156      7,491
         Cavium, Inc.+................................    789     55,980
         CEVA, Inc.+.................................. 14,856    347,185
         Diodes, Inc.+................................    535     12,251
         DSP Group, Inc.+............................. 37,976    383,558
         EMCORE Corp.+................................    354      2,421
         Fairchild Semiconductor International, Inc.+.  1,663     27,739
         Inphi Corp.+................................. 11,834    352,298
         Integrated Silicon Solution, Inc.............    453     10,183
         Intersil Corp., Class A......................  1,883     25,515
         InvenSense, Inc.+............................  1,106     13,184
         IXYS Corp....................................    354      4,411
         Kopin Corp.+.................................    949      2,534
         Lattice Semiconductor Corp.+.................  1,669      7,644
         Microsemi Corp.+.............................  1,359     48,938
         Monolithic Power Systems, Inc................    564     35,205
         OmniVision Technologies, Inc.+...............    829     23,933
         PMC-Sierra, Inc.+............................  2,492     29,705
         QLogic Corp.+................................  1,246     15,450
         Rambus, Inc.+................................  1,650     17,028
         Rovi Corp.+..................................  1,263     11,556
         Semtech Corp.+...............................    948     16,590
         Silicon Laboratories, Inc.+..................    610     30,482
         Synaptics, Inc.+.............................    525     44,672
                                                              ----------
                                                               1,578,934
                                                              ----------

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          ELECTRONIC DESIGN AUTOMATION -- 0.1%
            Mentor Graphics Corp.....................  1,429 $ 38,869
                                                             --------
          ELECTRONIC MEASUREMENT INSTRUMENTS -- 0.1%
            Badger Meter, Inc........................    207   12,540
            ESCO Technologies, Inc...................    372   13,797
            FARO Technologies, Inc.+.................    248    8,380
            Itron, Inc.+.............................    549   20,165
            Mesa Laboratories, Inc...................     41    4,586
                                                             --------
                                                               59,468
                                                             --------
          ELECTRONIC PARTS DISTRIBUTION -- 0.1%
            Tech Data Corp.+.........................    523   38,069
                                                             --------
          ELECTRONIC SECURITY DEVICES -- 0.0%
            American Science & Engineering, Inc......    105    3,935
            TASER International, Inc.+...............    763   17,862
                                                             --------
                                                               21,797
                                                             --------
          ENERGY-ALTERNATE SOURCES -- 0.1%
            Clean Energy Fuels Corp.+................  1,017    5,746
            Enphase Energy, Inc.+....................    394    1,418
            FuelCell Energy, Inc.+...................  3,582    3,168
            FutureFuel Corp..........................    349    5,378
            Green Plains, Inc........................    542   11,116
            Pacific Ethanol, Inc.+...................    352    2,116
            Pattern Energy Group, Inc................    738   17,262
            Plug Power, Inc.+........................  2,477    5,970
            Renewable Energy Group, Inc.+............    627    4,947
            REX American Resources Corp.+............     94    5,162
            Solazyme, Inc.+..........................  1,144    3,752
            Vivint Solar, Inc.+......................    295    3,490
                                                             --------
                                                               69,525
                                                             --------
          ENGINEERING/R&D SERVICES -- 0.9%
            Argan, Inc............................... 10,685  394,811
            EMCOR Group, Inc.........................    896   43,259
            Exponent, Inc............................    371   19,073
            Mistras Group, Inc.+.....................    239    4,522
            VSE Corp.................................     59    3,390
                                                             --------
                                                              465,055
                                                             --------
          ENGINES-INTERNAL COMBUSTION -- 0.0%
            Briggs & Stratton Corp...................    637   11,319
            Power Solutions International, Inc.+.....     66    1,191
                                                             --------
                                                               12,510
                                                             --------
          ENTERPRISE SOFTWARE/SERVICE -- 2.3%
            Actua Corp.+.............................    579    8,019
            American Software, Inc., Class A......... 29,348  300,230
            Benefitfocus, Inc.+......................    112    3,580
            Guidewire Software, Inc.+................  1,002   58,347
            Hortonworks, Inc.+.......................    108    2,102
            ManTech International Corp., Class A.....    346    9,999
            MedAssets, Inc.+.........................    862   20,412
            MicroStrategy, Inc., Class A+............    132   22,713
            MobileIron, Inc.+........................    555    2,142
            Model N, Inc.+...........................    298    3,010
            Omnicell, Inc.+..........................    517   14,062
            OPOWER, Inc.+............................    373    3,599
            Proofpoint, Inc.+........................    563   39,658
            PROS Holdings, Inc.+.....................    341    8,191

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                VALUE
                    SECURITY DESCRIPTION               SHARES  (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       ENTERPRISE SOFTWARE/SERVICE (CONTINUED)
         Qlik Technologies, Inc.+.....................  1,305 $   40,938
         Sapiens International Corp. NV............... 19,726    232,964
         SPS Commerce, Inc.+..........................  4,383    314,787
         SYNNEX Corp..................................    411     36,349
         TubeMogul, Inc.+.............................    199      2,378
         Tyler Technologies, Inc.+....................    480     81,773
                                                              ----------
                                                               1,205,253
                                                              ----------
       ENTERTAINMENT SOFTWARE -- 0.1%
         Glu Mobile, Inc.+............................  1,719      7,082
         Take-Two Interactive Software, Inc.+.........  1,208     40,106
                                                              ----------
                                                                  47,188
                                                              ----------
       ENVIRONMENTAL CONSULTING & ENGINEERING -- 0.1%
         Tetra Tech, Inc..............................    861     23,161
         TRC Cos., Inc.+..............................    244      2,520
                                                              ----------
                                                                  25,681
                                                              ----------
       ENVIRONMENTAL MONITORING & DETECTION -- 0.0%
         MSA Safety, Inc..............................    418     18,175
                                                              ----------
       EXTENDED SERVICE CONTRACTS -- 0.0%
         James River Group Holdings, Ltd..............    156      4,591
                                                              ----------
       FEMALE HEALTH CARE PRODUCTS -- 0.7%
         Juniper Pharmaceuticals, Inc.+............... 28,369    343,265
                                                              ----------
       FILTRATION/SEPARATION PRODUCTS -- 0.1%
         CLARCOR, Inc.................................    716     35,700
                                                              ----------
       FINANCE-COMMERCIAL -- 0.0%
         NewStar Financial, Inc.+.....................    344      3,629
                                                              ----------
       FINANCE-CONSUMER LOANS -- 0.2%
         Encore Capital Group, Inc.+..................    372     15,140
         Enova International, Inc.+...................    372      4,836
         Nelnet, Inc., Class A........................    338     12,094
         Ocwen Financial Corp.+.......................  1,534     10,723
         PRA Group, Inc.+.............................    689     37,757
         Regional Management Corp.+...................    153      2,495
         World Acceptance Corp.+......................    107      4,080
                                                              ----------
                                                                  87,125
                                                              ----------
       FINANCE-CREDIT CARD -- 0.1%
         Blackhawk Network Holdings, Inc.+............    776     33,042
                                                              ----------
       FINANCE-INVESTMENT BANKER/BROKER -- 0.3%
         Cowen Group, Inc., Class A+..................  1,591      6,698
         Diamond Hill Investment Group, Inc...........     43      8,602
         Evercore Partners, Inc., Class A.............    494     26,676
         GAIN Capital Holdings, Inc...................    460      3,427
         Greenhill & Co., Inc.........................    418     10,793
         INTL. FCStone, Inc.+.........................    214      6,846
         Investment Technology Group, Inc.............    489      7,829
         KCG Holdings, Inc., Class A+.................    620      7,744
         Ladenburg Thalmann Financial Services, Inc.+.  1,505      3,823
         Moelis & Co..................................    251      7,399
         Oppenheimer Holdings, Inc., Class A..........    148      2,716
         Piper Jaffray Cos.+..........................    228      8,110
         RCS Capital Corp., Class A+..................    703        533
         Stifel Financial Corp.+......................    969     43,052
         Virtu Financial, Inc., Class A...............    271      6,558
                                                              ----------
                                                                 150,806
                                                              ----------

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
         --------------------------------------------------------------
         FINANCE-LEASING COMPANIES -- 0.0%
           Aircastle, Ltd..............................    891 $ 20,190
           Marlin Business Services Corp...............    124    2,190
                                                               --------
                                                                 22,380
                                                               --------
         FINANCE-MORTGAGE LOAN/BANKER -- 0.2%
           Arlington Asset Investment Corp., Class A...    327    4,529
           Ellie Mae, Inc.+............................    419   30,579
           Federal Agricultural Mtg. Corp., Class C....    149    4,375
           FNFV Group+.................................  1,143   12,847
           Impac Mortgage Holdings, Inc.+..............    123    2,749
           Nationstar Mtg. Holdings, Inc.+.............    561    7,445
           PennyMac Financial Services, Inc., Class A+.    189    3,126
           PHH Corp.+..................................    709   10,422
           Stonegate Mtg. Corp.+.......................    208    1,192
           Walter Investment Management Corp.+.........    539    6,446
                                                               --------
                                                                 83,710
                                                               --------
         FINANCE-OTHER SERVICES -- 0.2%
           BGC Partners, Inc., Class A.................  2,617   22,637
           JG Wentworth Co.+...........................    207    1,060
           MarketAxess Holdings, Inc...................    533   53,998
           WageWorks, Inc.+............................    510   24,490
                                                               --------
                                                                102,185
                                                               --------
         FINANCIAL GUARANTEE INSURANCE -- 0.9%
           MBIA, Inc.+.................................  2,230   16,747
           MGIC Investment Corp.+......................  4,852   45,609
           NMI Holdings, Inc., Class A+................ 45,732  343,905
           Radian Group, Inc...........................  2,734   39,561
                                                               --------
                                                                445,822
                                                               --------
         FIREARMS & AMMUNITION -- 0.1%
           Smith & Wesson Holding Corp.+...............    767   13,699
           Sturm Ruger & Co., Inc......................    267   15,203
                                                               --------
                                                                 28,902
                                                               --------
         FOOD-CANNED -- 0.1%
           Seneca Foods Corp., Class A+................    115    3,356
           TreeHouse Foods, Inc.+......................    612   52,411
                                                               --------
                                                                 55,767
                                                               --------
         FOOD-CONFECTIONERY -- 0.0%
           Tootsie Roll Industries, Inc................    266    8,443
                                                               --------
         FOOD-DAIRY PRODUCTS -- 0.6%
           Dean Foods Co...............................  1,348   24,412
           Lifeway Foods, Inc.+........................ 23,144  262,685
                                                               --------
                                                                287,097
                                                               --------
         FOOD-FLOUR & GRAIN -- 0.1%
           Post Holdings, Inc.+........................    783   50,323
           Seaboard Corp.+.............................      4   13,472
                                                               --------
                                                                 63,795
                                                               --------
         FOOD-MISC./DIVERSIFIED -- 0.4%
           B&G Foods, Inc..............................    827   30,012
           Boulder Brands, Inc.+.......................    781    6,920
           Cal-Maine Foods, Inc........................    446   23,843
           Darling Ingredients, Inc.+..................  2,360   23,883
           Diamond Foods, Inc.+........................    376   14,897
           Inventure Foods, Inc.+......................    279    2,416

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
           ------------------------------------------------
           COMMON STOCKS (CONTINUED)
           FOOD-MISC./DIVERSIFIED (CONTINUED)
             J&J Snack Foods Corp...................   212  $ 26,031
             John B. Sanfilippo & Son, Inc..........   118     7,637
             Lancaster Colony Corp..................   265    30,136
             Senomyx, Inc.+.........................   625     3,094
             Snyder's-Lance, Inc....................   698    24,807
                                                            --------
                                                             193,676
                                                            --------
           FOOD-RETAIL -- 0.1%
             Fairway Group Holdings Corp.+..........   293       340
             Fresh Market, Inc.+....................   615    15,326
             Ingles Markets, Inc., Class A..........   190     9,488
             Smart & Final Stores, Inc.+............   347     5,115
             SUPERVALU, Inc.+....................... 3,739    24,565
             Village Super Market, Inc., Class A....   102     2,556
             Weis Markets, Inc......................   157     6,459
                                                            --------
                                                              63,849
                                                            --------
           FOOD-WHOLESALE/DISTRIBUTION -- 0.2%
             Calavo Growers, Inc....................   210    10,796
             Chefs' Warehouse, Inc.+................   269     4,075
             Fresh Del Monte Produce, Inc...........   476    21,720
             SpartanNash Co.........................   537    14,982
             United Natural Foods, Inc.+............   715    36,072
                                                            --------
                                                              87,645
                                                            --------
           FOOTWEAR & RELATED APPAREL -- 0.2%
             Crocs, Inc.+........................... 1,100    11,880
             Deckers Outdoor Corp.+.................   494    27,496
             Iconix Brand Group, Inc.+..............   681    10,433
             Steven Madden, Ltd.+...................   804    28,020
             Weyco Group, Inc.......................    93     2,640
             Wolverine World Wide, Inc.............. 1,474    27,372
                                                            --------
                                                             107,841
                                                            --------
           FORESTRY -- 0.0%
             Deltic Timber Corp.....................   156     9,666
                                                            --------
           FUNERAL SERVICES & RELATED ITEMS -- 0.1%
             Carriage Services, Inc.................   232     4,990
             Matthews International Corp., Class A..   471    27,191
                                                            --------
                                                              32,181
                                                            --------
           GAMBLING (NON-HOTEL) -- 0.1%
             Caesars Acquisition Co., Class A+......   660     4,831
             Isle of Capri Casinos, Inc.+...........   315     6,026
             Pinnacle Entertainment, Inc.+..........   864    30,249
                                                            --------
                                                              41,106
                                                            --------
           GAS-DISTRIBUTION -- 0.6%
             Chesapeake Utilities Corp..............   217    11,330
             Laclede Group, Inc.....................   618    36,196
             New Jersey Resources Corp.............. 1,223    38,745
             Northwest Natural Gas Co...............   390    18,630
             ONE Gas, Inc...........................   750    36,630
             Piedmont Natural Gas Co., Inc.......... 1,125    64,474
             South Jersey Industries, Inc...........   978    25,927
             Southwest Gas Corp.....................   668    41,055
             WGL Holdings, Inc......................   710    44,183
                                                            --------
                                                             317,170
                                                            --------

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          GOLF -- 0.0%
            Callaway Golf Co.........................  1,114 $ 11,084
                                                             --------
          HAZARDOUS WASTE DISPOSAL -- 0.4%
            Heritage-Crystal Clean, Inc.+............    179    2,133
            Sharps Compliance Corp.+................. 26,091  197,509
            US Ecology, Inc..........................    309   12,116
                                                             --------
                                                              211,758
                                                             --------
          HEALTH CARE COST CONTAINMENT -- 0.1%
            CorVel Corp.+............................    123    4,083
            ExamWorks Group, Inc.+...................    591   16,690
            HealthEquity, Inc.+......................    518   16,944
                                                             --------
                                                               37,717
                                                             --------
          HEALTHCARE SAFETY DEVICES -- 0.0%
            Tandem Diabetes Care, Inc.+..............    252    2,286
            Unilife Corp.+...........................  1,654    1,246
                                                             --------
                                                                3,532
                                                             --------
          HEART MONITORS -- 0.0%
            HeartWare International, Inc.+...........    246   10,625
                                                             --------
          HOME FURNISHINGS -- 0.7%
            American Woodmark Corp.+.................    183   13,304
            Bassett Furniture Industries, Inc........  9,591  306,529
            Ethan Allen Interiors, Inc...............    362    9,850
            Flexsteel Industries, Inc................     84    3,653
            Hooker Furniture Corp....................    154    3,822
            La-Z-Boy, Inc............................    730   20,842
            Select Comfort Corp.+....................    746   15,815
                                                             --------
                                                              373,815
                                                             --------
          HOTELS/MOTELS -- 0.1%
            Belmond, Ltd., Class A+..................  1,384   14,864
            Diamond Resorts International, Inc.+.....    595   16,922
            Interval Leisure Group, Inc..............    559    9,866
            La Quinta Holdings, Inc.+................  1,337   20,256
            Marcus Corp..............................    261    5,400
            Morgans Hotel Group Co.+.................    387    1,389
                                                             --------
                                                               68,697
                                                             --------
          HOUSEWARES -- 0.0%
            Libbey, Inc..............................    312   10,496
            Lifetime Brands, Inc.....................    153    2,351
            NACCO Industries, Inc., Class A..........     58    2,600
                                                             --------
                                                               15,447
                                                             --------
          HUMAN RESOURCES -- 2.6%
            AMN Healthcare Services, Inc.+...........    679   19,263
            Barrett Business Services, Inc...........    102    4,996
            CDI Corp.................................    204    1,632
            Cross Country Healthcare, Inc.+.......... 26,409  356,522
            Edgewater Technology, Inc.+.............. 41,761  331,582
            General Employment Enterprises, Inc.+.... 18,858  139,549
            Heidrick & Struggles International, Inc..    261    6,932
            Insperity, Inc...........................    276   12,823
            Kelly Services, Inc., Class A............    424    6,699
            Kforce, Inc..............................    352    9,895
            Korn/Ferry International.................    720   26,187
            Monster Worldwide, Inc.+.................  1,299    8,145
            On Assignment, Inc.+.....................    739   33,336
            Patriot National, Inc.+..................    118    1,499
            Paylocity Holding Corp.+.................    220    7,385

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                VALUE
                    SECURITY DESCRIPTION               SHARES  (NOTE 3)
        ----------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        HUMAN RESOURCES (CONTINUED)
          Resources Connection, Inc...................    536 $    9,621
          Team Health Holdings, Inc.+.................  1,028     61,341
          TriNet Group, Inc.+.........................    587     11,141
          TrueBlue, Inc.+.............................    599     17,353
          Willdan Group, Inc.+........................ 24,806    275,595
                                                              ----------
                                                               1,341,496
                                                              ----------
        IDENTIFICATION SYSTEMS -- 0.0%
          Brady Corp., Class A........................    682     15,515
          Checkpoint Systems, Inc.....................    600      4,488
          Imprivata, Inc.+............................    130      1,403
                                                              ----------
                                                                  21,406
                                                              ----------
        IMPORT/EXPORT -- 0.0%
          Castle Brands, Inc.+........................    951      1,236
                                                              ----------
        INDEPENDENT POWER PRODUCERS -- 0.2%
          Abengoa Yield PLC...........................    700     12,971
          Dynegy, Inc.+...............................  1,831     35,576
          NRG Yield, Inc., Class A....................    493      6,769
          NRG Yield, Inc., Class C....................    494      7,134
          Ormat Technologies, Inc.....................    531     20,029
                                                              ----------
                                                                  82,479
                                                              ----------
        INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.1%
          IMAX Corp.+.................................    862     33,092
                                                              ----------
        INDUSTRIAL AUTOMATED/ROBOTIC -- 0.0%
          Hurco Cos., Inc.............................     93      2,499
                                                              ----------
        INSTRUMENTS-CONTROLS -- 0.1%
          Allied Motion Technologies, Inc.............     89      1,717
          Control4 Corp.+.............................    297      1,942
          Watts Water Technologies, Inc., Class A.....    402     21,885
          Woodward, Inc...............................    932     42,406
                                                              ----------
                                                                  67,950
                                                              ----------
        INSTRUMENTS-SCIENTIFIC -- 0.1%
          FEI Co......................................    594     42,881
          Fluidigm Corp.+.............................    411      4,443
                                                              ----------
                                                                  47,324
                                                              ----------
        INSURANCE BROKERS -- 0.0%
          Crawford & Co., Class B.....................    405      2,430
          eHealth, Inc.+..............................    255      3,047
                                                              ----------
                                                                   5,477
                                                              ----------
        INSURANCE-LIFE/HEALTH -- 0.3%
          American Equity Investment Life Holding Co..  1,101     28,274
          CNO Financial Group, Inc....................  2,813     54,038
          FBL Financial Group, Inc., Class A..........    137      8,617
          Fidelity & Guaranty Life....................    160      4,272
          Independence Holding Co.....................    100      1,356
          Kansas City Life Insurance Co...............     52      2,550
          National Western Life Group, Inc., Class A..     31      7,998
          Primerica, Inc..............................    734     34,960
          Symetra Financial Corp......................  1,072     34,014
          Trupanion, Inc.+............................    233      1,531
                                                              ----------
                                                                 177,610
                                                              ----------
        INSURANCE-MULTI-LINE -- 0.1%
          Citizens, Inc.+.............................    701      5,888

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          INSURANCE-MULTI-LINE (CONTINUED)
            Horace Mann Educators Corp...............    587 $ 20,099
            Kemper Corp..............................    621   22,182
            United Fire Group, Inc...................    289   10,748
                                                             --------
                                                               58,917
                                                             --------
          INSURANCE-PROPERTY/CASUALTY -- 1.6%
            Ambac Financial Group, Inc.+.............    642   10,368
            AMERISAFE, Inc...........................    271   14,832
            Atlas Financial Holdings, Inc.+.......... 17,461  332,108
            Baldwin & Lyons, Inc., Class B...........    134    3,113
            Donegal Group, Inc., Class A.............    122    1,726
            EMC Insurance Group, Inc.................    149    3,725
            Employers Holdings, Inc..................    455   12,044
            Enstar Group, Ltd.+......................    129   20,356
            Federated National Holding Co............    202    6,219
            First American Financial Corp............  1,549   59,063
            Global Indemnity PLC+....................    118    3,352
            Hallmark Financial Services, Inc.+.......    201    2,611
            HCI Group, Inc...........................    122    5,321
            Heritage Insurance Holdings, Inc.+.......    353    7,808
            Infinity Property & Casualty Corp........    164   13,205
            Kingstone Cos., Inc...................... 20,770  192,330
            National General Holdings Corp...........    509   10,032
            National Interstate Corp.................    102    2,928
            Navigators Group, Inc.+..................    151   12,888
            OneBeacon Insurance Group, Ltd., Class A.    324    4,662
            RLI Corp.................................    617   37,545
            Safety Insurance Group, Inc..............    215   12,459
            Selective Insurance Group, Inc...........    814   29,703
            State Auto Financial Corp................    214    5,104
            Stewart Information Services Corp........    328   13,176
            Third Point Reinsurance, Ltd.+...........  1,206   16,486
            United Insurance Holdings Corp...........    245    4,048
            Universal Insurance Holdings, Inc........    457   14,418
                                                             --------
                                                              851,630
                                                             --------
          INSURANCE-REINSURANCE -- 0.1%
            Argo Group International Holdings, Ltd...    398   24,883
            Essent Group, Ltd.+......................    794   19,135
            Greenlight Capital Re, Ltd., Class A+....    413    9,070
            Maiden Holdings, Ltd.....................    722   11,227
            State National Cos., Inc.................    445    4,018
                                                             --------
                                                               68,333
                                                             --------
          INTERNET APPLICATION SOFTWARE -- 0.1%
            Bazaarvoice, Inc.+.......................    871    3,859
            Box, Inc., Class A+......................    185    2,309
            Connecture, Inc.+........................     94      555
            Intralinks Holdings, Inc.+...............    574    5,022
            Lionbridge Technologies, Inc.+...........    919    4,953
            RealNetworks, Inc.+......................    331    1,284
            Textura Corp.+...........................    282    8,280
            VirnetX Holding Corp.+...................    646    2,455
            Yodlee, Inc.+............................    259    4,346
            Zendesk, Inc.+...........................    767   15,432
                                                             --------
                                                               48,495
                                                             --------
          INTERNET CONNECTIVITY SERVICES -- 0.1%
            Boingo Wireless, Inc.+...................    523    4,043
            Cogent Communications Holdings, Inc......    658   20,214

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 3)
      --------------------------------------------------------------------
      COMMON STOCKS (CONTINUED)
      INTERNET CONNECTIVITY SERVICES (CONTINUED)
        Internap Corp.+...................................    785 $  5,306
                                                                  --------
                                                                    29,563
                                                                  --------
      INTERNET CONTENT-ENTERTAINMENT -- 0.0%
        Global Eagle Entertainment, Inc.+.................    662    8,818
        Limelight Networks, Inc.+.........................    869    1,773
        Shutterstock, Inc.+...............................    280    7,974
                                                                  --------
                                                                    18,565
                                                                  --------
      INTERNET CONTENT-INFORMATION/NEWS -- 1.4%
        Autobytel, Inc.+.................................. 14,588  271,629
        Bankrate, Inc.+...................................    952   11,300
        DHI Group, Inc.+..................................    635    5,747
        HealthStream, Inc.+...............................    360    8,572
        MaxPoint Interactive, Inc.+.......................     97      467
        Reis, Inc......................................... 17,177  418,088
        Travelzoo, Inc.+..................................     99      885
        WebMD Health Corp.+...............................    539   21,916
        XO Group, Inc.+...................................    377    5,704
                                                                  --------
                                                                   744,308
                                                                  --------
      INTERNET INCUBATORS -- 0.0%
        ModusLink Global Solutions, Inc.+.................    539    1,558
        Safeguard Scientifics, Inc.+......................    295    5,236
                                                                  --------
                                                                     6,794
                                                                  --------
      INTERNET SECURITY -- 0.0%
        Corindus Vascular Robotics, Inc.+.................    321    1,027
        VASCO Data Security International, Inc.+..........    419    7,965
        Zix Corp.+........................................    821    4,253
                                                                  --------
                                                                    13,245
                                                                  --------
      INTERNET TELEPHONE -- 1.0%
        8x8, Inc.+........................................ 22,941  244,551
        j2 Global, Inc....................................    688   53,354
        RingCentral, Inc.+................................ 12,755  235,968
        TeleCommunication Systems, Inc., Class A+.........    717    2,933
                                                                  --------
                                                                   536,806
                                                                  --------
      INVESTMENT COMPANIES -- 0.0%
        6D Global Technologies, Inc.+(3)..................    282      821
        Acacia Research Corp..............................    728    4,848
        Real Industry, Inc.+..............................    350    3,325
                                                                  --------
                                                                     8,994
                                                                  --------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.7%
        Altisource Asset Management Corp.+................     12      295
        Altisource Portfolio Solutions SA+................    202    5,416
        Ashford, Inc.+....................................     15      964
        Calamos Asset Management, Inc., Class A...........    254    2,385
        CIFC Corp.........................................     86      595
        Cohen & Steers, Inc...............................    289    8,840
        Financial Engines, Inc............................    740   23,798
        GAMCO Investors, Inc., Class A....................     90    5,191
        Janus Capital Group, Inc..........................  2,098   32,582
        Medley Management, Inc............................     85      624
        OM Asset Management PLC...........................    351    5,328
        Pzena Investment Management, Inc., Class A........    179    1,706
        Silvercrest Asset Management Group, Inc., Class A. 22,400  248,640
        Virtus Investment Partners, Inc...................     97   11,353

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 3)
      -------------------------------------------------------------------
      INVESTMENT MANAGEMENT/ADVISOR SERVICES (CONTINUED)
        Westwood Holdings Group, Inc.....................    110 $  6,391
        WisdomTree Investments, Inc......................  1,630   31,345
        ZAIS Group Holdings, Inc.+.......................     53      551
                                                                 --------
                                                                  386,004
                                                                 --------
      LASERS-SYSTEM/COMPONENTS -- 0.1%
        Applied Optoelectronics, Inc.+...................    213    4,392
        Coherent, Inc.+..................................    340   18,428
        II-VI, Inc.+.....................................    748   13,554
        Newport Corp.+...................................    568    8,582
        Rofin-Sinar Technologies, Inc.+..................    402   11,642
                                                                 --------
                                                                   56,598
                                                                 --------
      LEISURE GAMES -- 0.0%
        Intrawest Resorts Holdings, Inc.+................    257    2,303
                                                                 --------
      LEISURE PRODUCTS -- 0.5%
        Escalade, Inc.................................... 16,388  243,034
        Johnson Outdoors, Inc., Class A..................     72    1,543
        Marine Products Corp.............................    152    1,075
                                                                 --------
                                                                  245,652
                                                                 --------
      LIGHTING PRODUCTS & SYSTEMS -- 0.0%
        Universal Display Corp.+.........................    574   19,694
                                                                 --------
      LINEN SUPPLY & RELATED ITEMS -- 0.1%
        G&K Services, Inc., Class A......................    286   18,824
        UniFirst Corp....................................    212   22,275
                                                                 --------
                                                                   41,099
                                                                 --------
      MACHINERY-CONSTRUCTION & MINING -- 0.0%
        Astec Industries, Inc............................    270    8,775
        Hyster-Yale Materials Handling, Inc..............    135    7,900
                                                                 --------
                                                                   16,675
                                                                 --------
      MACHINERY-ELECTRICAL -- 0.0%
        Franklin Electric Co., Inc.......................    680   22,413
                                                                 --------
      MACHINERY-FARMING -- 0.0%
        Alamo Group, Inc.................................    137    6,428
        Lindsay Corp.....................................    168   11,387
                                                                 --------
                                                                   17,815
                                                                 --------
      MACHINERY-GENERAL INDUSTRIAL -- 0.7%
        Albany International Corp., Class A..............    404   15,178
        Altra Industrial Motion Corp.....................    377    9,975
        Applied Industrial Technologies, Inc.............    574   23,712
        Chart Industries, Inc.+..........................    436    7,495
        DXP Enterprises, Inc.+...........................    179    5,417
        Kadant, Inc......................................  6,676  274,517
        Tennant Co.......................................    262   15,175
        Twin Disc, Inc...................................    119    1,402
        Xerium Technologies, Inc.+.......................    157    2,120
                                                                 --------
                                                                  354,991
                                                                 --------
      MACHINERY-MATERIAL HANDLING -- 0.0%
        Columbus McKinnon Corp...........................    287    5,364
                                                                 --------
      MACHINERY-PUMPS -- 0.0%
        Gorman-Rupp Co...................................    272    7,777
                                                                 --------
      MARINE SERVICES -- 0.0%
        Great Lakes Dredge & Dock Corp.+.................    863    3,452
                                                                 --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEDICAL IMAGING SYSTEMS -- 0.4%
              Analogic Corp.........................    177 $ 15,509
              Digirad Corp.......................... 30,994  183,484
              iRadimed Corp.+.......................     39    1,034
                                                            --------
                                                             200,027
                                                            --------
            MEDICAL INFORMATION SYSTEMS -- 0.1%
              Computer Programs & Systems, Inc......    161    6,119
              Everyday Health, Inc.+................    308    2,895
              Medidata Solutions, Inc.+.............    789   33,927
              Press Ganey Holdings, Inc.+...........    146    4,576
              Quality Systems, Inc..................    714   10,032
                                                            --------
                                                              57,549
                                                            --------
            MEDICAL INSTRUMENTS -- 0.8%
              Abaxis, Inc...........................    321   16,117
              AngioDynamics, Inc.+..................    360    4,529
              AtriCure, Inc.+.......................    404    7,484
              Cardiovascular Systems, Inc.+.........    453    6,206
              CONMED Corp...........................    394   15,981
              CryoLife, Inc.........................    363    3,826
              Endologix, Inc.+......................    963    8,224
              Entellus Medical, Inc.+...............     76    1,291
              Integra LifeSciences Holdings Corp.+..    366   21,803
              LivaNova PLC+.........................    372   24,656
              Natus Medical, Inc.+..................    471   21,445
              Navidea Biopharmaceuticals, Inc.+.....  2,153    4,349
              NuVasive, Inc.+.......................    690   32,540
              Spectranetics Corp.+..................    605    7,393
              SurModics, Inc.+...................... 10,789  230,129
              TransEnterix, Inc.+...................    496    1,235
              Vascular Solutions, Inc.+.............    247    7,934
                                                            --------
                                                             415,142
                                                            --------
            MEDICAL LABS & TESTING SERVICES -- 0.0%
              Invitae Corp.+........................    104      792
                                                            --------
            MEDICAL LASER SYSTEMS -- 0.0%
              Cutera, Inc.+.........................    207    2,809
              Cynosure, Inc., Class A+..............    316   11,894
                                                            --------
                                                              14,703
                                                            --------
            MEDICAL PRODUCTS -- 1.6%
              ABIOMED, Inc.+........................    596   43,901
              Accuray, Inc.+........................  1,128    7,558
              Atrion Corp...........................     19    7,011
              Cantel Medical Corp...................    491   29,107
              Cerus Corp.+..........................  1,363    6,502
              Exactech, Inc.+.......................    145    2,469
              Globus Medical, Inc., Class A+........    980   21,903
              Greatbatch, Inc.+.....................    364   19,456
              Haemonetics Corp.+....................    738   24,930
              Halyard Health, Inc.+.................    664   19,708
              Hanger, Inc.+.........................    503    7,253
              Intersect ENT, Inc.+..................    199    3,813
              Invacare Corp.........................    462    7,983
              InVivo Therapeutics Holdings Corp.+...    379    2,752
              K2M Group Holdings, Inc.+.............    251    4,581
              LDR Holding Corp.+....................    331    8,374
              LeMaitre Vascular, Inc................ 12,639  168,352
              Luminex Corp.+........................    614   11,175

                                                            VALUE
                     SECURITY DESCRIPTION           SHARES (NOTE 3)
            -------------------------------------------------------
            MEDICAL PRODUCTS (CONTINUED)
              Medgenics, Inc.+.....................    240 $  1,572
              MiMedx Group, Inc.+..................  1,552   11,299
              Misonix, Inc.+....................... 25,431  283,301
              NanoString Technologies, Inc.+.......    181    2,626
              Nevro Corp.+.........................    216    8,806
              NxStage Medical, Inc.+...............    903   15,089
              Orthofix International NV+...........    268    9,125
              Rockwell Medical, Inc.+..............    718    8,314
              SeaSpine Holdings Corp.+.............    122    1,840
              Sientra, Inc.+.......................     95      357
              T2 Biosystems, Inc.+.................    129    1,434
              West Pharmaceutical Services, Inc....  1,027   61,630
              Wright Medical Group NV+.............  1,273   24,607
              Zeltiq Aesthetics, Inc.+.............    460   15,520
                                                           --------
                                                            842,348
                                                           --------
            MEDICAL STERILIZATION PRODUCTS -- 0.1%
              STERIS Corp..........................    852   63,857
                                                           --------
            MEDICAL-BIOMEDICAL/GENE -- 4.4%
              Abeona Therapeutics, Inc.+...........    147      581
              Acceleron Pharma, Inc.+..............    310    9,675
              Achillion Pharmaceuticals, Inc.+.....  1,679   13,130
              Acorda Therapeutics, Inc.+...........    611   22,020
              Aduro Biotech, Inc.+.................    118    3,187
              Advaxis, Inc.+.......................    433    4,802
              Aegerion Pharmaceuticals, Inc.+......    358    5,255
              Affimed NV+..........................    218    1,382
              Agenus, Inc.+........................  1,091    4,975
              Alder Biopharmaceuticals, Inc.+......    294    9,402
              AMAG Pharmaceuticals, Inc.+..........  8,071  322,840
              ANI Pharmaceuticals, Inc.+...........  2,626  109,872
              Applied Genetic Technologies Corp.+..    125    1,500
              Aratana Therapeutics, Inc.+..........    423    2,957
              Ardelyx, Inc.+.......................    171    2,801
              Arena Pharmaceuticals, Inc.+.........  3,458    6,536
              ARIAD Pharmaceuticals, Inc.+.........  2,391   16,354
              Assembly Biosciences, Inc.+..........    205    1,968
              Asterias Biotherapeutics, Inc.+......    149      682
              Atara Biotherapeutics, Inc.+.........    207    5,334
              Avalanche Biotechnologies, Inc.+.....    279    2,352
              Bellicum Pharmaceuticals, Inc.+......    117    1,464
              BioCryst Pharmaceuticals, Inc.+......  1,035    9,305
              BioTime, Inc.+.......................    743    2,801
              Blueprint Medicines Corp.+...........    133    2,672
              Cambrex Corp.+.......................    446   20,503
              Celldex Therapeutics, Inc.+..........  1,407   16,968
              Cellular Biomedicine Group, Inc.+....    140    2,940
              ChemoCentryx, Inc.+..................    399    2,789
              Coherus Biosciences, Inc.+...........    336    9,358
              Corium International, Inc.+..........    124      861
              CTI BioPharma Corp.+.................  2,350    3,125
              Curis, Inc.+.........................  1,589    3,242
              Cytokinetics, Inc.+..................    495    4,262
              CytRx Corp.+.........................    796    2,213
              Dermira, Inc.+.......................    184    4,966
              Dynavax Technologies Corp.+..........  7,238  164,375
              Emergent BioSolutions, Inc.+......... 12,444  400,075
              Endocyte, Inc.+......................    536    2,755

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
          -----------------------------------------------------------
          COMMON STOCKS (CONTINUED)
          MEDICAL-BIOMEDICAL/GENE (CONTINUED)
            Epizyme, Inc.+...........................    415 $  5,432
            Esperion Therapeutics, Inc.+.............    187    4,488
            Exact Sciences Corp.+....................  1,270   10,579
            Exelixis, Inc.+..........................  2,800   16,856
            Fibrocell Science, Inc.+.................    351    1,341
            Five Prime Therapeutics, Inc.+...........    307    9,870
            Foundation Medicine, Inc.+...............    170    3,811
            Galena Biopharma, Inc.+..................  2,310    3,881
            Genocea Biosciences, Inc.+...............    265    1,269
            Geron Corp.+.............................  2,259    7,839
            Halozyme Therapeutics, Inc.+.............  1,515   23,710
            Harvard Bioscience, Inc.+................ 68,906  202,584
            Idera Pharmaceuticals, Inc.+.............  1,221    3,370
            ImmunoGen, Inc.+.........................  1,231   14,403
            Immunomedics, Inc.+......................  1,377    4,117
            Infinity Pharmaceuticals, Inc.+..........    700    7,245
            Inovio Pharmaceuticals, Inc.+............  1,025    6,488
            Insmed, Inc.+............................    878   17,419
            Karyopharm Therapeutics, Inc.+...........    330    4,405
            Kite Pharma, Inc.+.......................    412   28,037
            Lexicon Pharmaceuticals, Inc.+...........    593    5,639
            Ligand Pharmaceuticals, Inc.+............    250   22,587
            Lion Biotechnologies, Inc.+..............    643    4,160
            Loxo Oncology, Inc.+.....................    111    2,595
            MacroGenics, Inc.+.......................    401   12,459
            Medicines Co.+...........................    946   32,391
            Merrimack Pharmaceuticals, Inc.+.........  1,572   14,682
            Momenta Pharmaceuticals, Inc.+...........    872   14,310
            Myriad Genetics, Inc.+...................    991   40,007
            NeoGenomics, Inc.+.......................    764    5,386
            NewLink Genetics Corp.+..................    297   11,366
            Novavax, Inc.+...........................  3,829   25,846
            Ocata Therapeutics, Inc.+................    510    2,244
            Omeros Corp.+............................    540    6,766
            OncoMed Pharmaceuticals, Inc.+...........    241    4,822
            Oncothyreon, Inc.+.......................  1,461    4,325
            Organovo Holdings, Inc.+.................  1,164    3,504
            Otonomy, Inc.+...........................    211    4,566
            OvaScience, Inc.+........................    335    4,345
            Pacific Biosciences of California, Inc.+.    865    6,141
            Paratek Pharmaceuticals, Inc.+...........    174    3,021
            PDL BioPharma, Inc.......................  2,344   10,736
            Peregrine Pharmaceuticals, Inc.+.........  2,690    3,013
            Pfenex, Inc.+............................    233    4,213
            Prothena Corp. PLC+......................    446   22,973
            PTC Therapeutics, Inc.+..................    483   12,012
            Repligen Corp.+..........................  8,749  290,817
            Retrophin, Inc.+.........................    499    9,546
            Rigel Pharmaceuticals, Inc.+.............  1,258    3,195
            RTI Surgical, Inc.+......................    819    3,444
            Sage Therapeutics, Inc.+.................    196    9,845
            Sangamo BioSciences, Inc.+...............    993    7,001
            Second Sight Medical Products, Inc.+.....    169      994
            Sequenom, Inc.+..........................  1,686    2,950
            Spark Therapeutics, Inc.+................    114    6,145
            Spectrum Pharmaceuticals, Inc.+..........    957    4,986
            Stemline Therapeutics, Inc.+.............    222    1,974
            Theravance Biopharma, Inc.+..............    363    5,427
            Theravance, Inc..........................  1,216   10,676

                                                            VALUE
                    SECURITY DESCRIPTION           SHARES  (NOTE 3)
            --------------------------------------------------------
            MEDICAL-BIOMEDICAL/GENE (CONTINUED)
              Tobira Therapeutics, Inc.+..........     34 $      343
              Tokai Pharmaceuticals, Inc.+........    135      1,492
              Trovagene, Inc.+....................    349      1,504
              Ultragenyx Pharmaceutical, Inc.+....    513     50,967
              Veracyte, Inc.+.....................    192      1,250
              Verastem, Inc.+.....................    461        848
              Versartis, Inc.+....................    321      3,316
              XBiotech, Inc.+.....................     57        808
              XOMA Corp.+.........................  1,302      1,588
              ZIOPHARM Oncology, Inc.+............  1,638     18,657
                                                          ----------
                                                           2,301,305
                                                          ----------
            MEDICAL-DRUGS -- 4.5%
              ACADIA Pharmaceuticals, Inc.+.......  1,139     39,660
              Adamas Pharmaceuticals, Inc.+.......    148      2,184
              Aerie Pharmaceuticals, Inc.+........    293      6,683
              Agile Therapeutics, Inc.+...........    148      1,175
              Alimera Sciences, Inc.+.............    434      1,306
              Amicus Therapeutics, Inc.+..........  1,377     10,328
              Anacor Pharmaceuticals, Inc.+.......    585     65,760
              Anthera Pharmaceuticals, Inc.+......    512      2,954
              Array BioPharma, Inc.+..............  2,015     10,317
              BioSpecifics Technologies Corp.+....  5,139    300,169
              Carbylan Therapeutics, Inc.+........    175        630
              Catalyst Pharmaceuticals, Inc.+.....  1,075      3,397
              Cempra, Inc.+.......................    454     10,079
              Chimerix, Inc.+.....................    590     23,116
              Cidara Therapeutics, Inc.+..........     68        926
              Clovis Oncology, Inc.+..............    355     35,468
              Collegium Pharmaceutical, Inc.+.....     95      1,745
              Corcept Therapeutics, Inc.+.........    884      3,262
              Dicerna Pharmaceuticals, Inc.+......    215      2,154
              Durect Corp.+.......................  1,605      3,274
              Eagle Pharmaceuticals, Inc.+........    123      7,836
              Enanta Pharmaceuticals, Inc.+.......  5,718    160,619
              FibroGen, Inc.+.....................    683     15,921
              Foamix Pharmaceuticals, Ltd.+.......    322      2,296
              Furiex Pharmaceuticals CVR+(1)(2)...    108          0
              Ignyta, Inc.+.......................    261      2,673
              Immune Design Corp.+................    161      2,093
              Insys Therapeutics, Inc.+...........    336      8,655
              Intra-Cellular Therapies, Inc.+.....    310     14,834
              Ironwood Pharmaceuticals, Inc.+.....  1,799     20,437
              Keryx Biopharmaceuticals, Inc.+.....  1,479      6,626
              Lannett Co., Inc.+..................    378     16,923
              Ophthotech Corp.+...................    338     16,876
              Orexigen Therapeutics, Inc.+........  1,461      4,441
              Pacira Pharmaceuticals, Inc.+.......    520     25,974
              Pernix Therapeutics Holdings, Inc.+.    621      1,745
              PharMerica Corp.+...................    434     12,399
              POZEN, Inc.+........................ 37,870    221,540
              PRA Health Sciences, Inc.+..........    283      9,916
              Prestige Brands Holdings, Inc.+.....    746     36,561
              Progenics Pharmaceuticals, Inc.+.... 44,611    327,445
              Radius Health, Inc.+................    417     26,784
              Raptor Pharmaceutical Corp.+........  1,149      6,262
              Regulus Therapeutics, Inc.+.........    403      2,680
              Relypsa, Inc.+......................    465      7,435
              Sagent Pharmaceuticals, Inc.+.......    316      5,312

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                               VALUE
                    SECURITY DESCRIPTION              SHARES  (NOTE 3)
         --------------------------------------------------------------
         COMMON STOCKS (CONTINUED)
         MEDICAL-DRUGS (CONTINUED)
           SciClone Pharmaceuticals, Inc.+...........    708 $    5,395
           Sorrento Therapeutics, Inc.+..............    404      3,491
           Sucampo Pharmaceuticals, Inc., Class A+... 15,285    295,918
           Supernus Pharmaceuticals, Inc.+........... 21,071    347,672
           Synergy Pharmaceuticals, Inc.+............ 23,409    150,052
           Synta Pharmaceuticals Corp.+..............  1,297        869
           TESARO, Inc.+.............................    332     15,096
           Tetraphase Pharmaceuticals, Inc.+.........    516      4,659
           TG Therapeutics, Inc.+....................    504      6,234
           TherapeuticsMD, Inc.+.....................  1,816     10,660
           Trevena, Inc.+............................    353      3,396
           Vanda Pharmaceuticals, Inc.+..............    597      6,412
           VIVUS, Inc.+..............................  1,482      1,867
           XenoPort, Inc.+...........................    839      5,126
           Zogenix, Inc.+............................    273      3,219
           ZS Pharma, Inc.+..........................    259     16,838
                                                             ----------
                                                              2,365,774
                                                             ----------
         MEDICAL-GENERIC DRUGS -- 0.1%
           Amphastar Pharmaceuticals, Inc.+..........    454      5,375
           Impax Laboratories, Inc.+.................  1,024     35,461
           Teligent, Inc.+...........................    591      4,297
                                                             ----------
                                                                 45,133
                                                             ----------
         MEDICAL-HMO -- 0.2%
           Magellan Health, Inc.+....................    390     20,826
           Molina Healthcare, Inc.+..................    503     31,186
           Triple-S Management Corp., Class B+.......    344      7,083
           Universal American Corp...................    712      5,311
           WellCare Health Plans, Inc.+..............    628     55,641
                                                             ----------
                                                                120,047
                                                             ----------
         MEDICAL-HOSPITALS -- 0.0%
           Adeptus Health, Inc., Class A+............     88      5,710
           Select Medical Holdings Corp..............  1,499     16,939
                                                             ----------
                                                                 22,649
                                                             ----------
         MEDICAL-NURSING HOMES -- 0.1%
           Ensign Group, Inc.........................    363     15,304
           Genesis Healthcare, Inc.+.................    523      2,594
           Kindred Healthcare, Inc...................  1,192     15,973
           National HealthCare Corp..................    144      9,400
                                                             ----------
                                                                 43,271
                                                             ----------
         MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.9%
           Addus HomeCare Corp.+.....................  6,729    168,090
           Air Methods Corp.+........................    560     22,921
           Almost Family, Inc.+......................    103      4,262
           Amedisys, Inc.+...........................    402     15,911
           Amsurg Corp.+.............................    692     48,502
           Chemed Corp...............................    244     38,379
           Civitas Solutions, Inc.+.................. 12,837    330,296
           LHC Group, Inc.+..........................    186      8,382
           Nobilis Health Corp.+.....................    456      1,286
           Providence Service Corp.+.................  6,787    350,549
                                                             ----------
                                                                988,578
                                                             ----------
         MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.1%
           Owens & Minor, Inc........................    901     32,301
                                                             ----------

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 3)
       ------------------------------------------------------------------
       METAL PROCESSORS & FABRICATION -- 0.2%
         CIRCOR International, Inc.......................    245 $ 11,250
         Global Brass & Copper Holdings, Inc.............    307    6,905
         Haynes International, Inc.......................    177    6,983
         LB Foster Co., Class A..........................    148    2,180
         Mueller Industries, Inc.........................    814   25,657
         NN, Inc.........................................    273    3,767
         RBC Bearings, Inc.+.............................    334   22,842
         Rexnord Corp.+..................................  1,454   26,870
         Sun Hydraulics Corp.............................    324    9,490
                                                                 --------
                                                                  115,944
                                                                 --------
       METAL PRODUCTS-DISTRIBUTION -- 0.0%
         Lawson Products, Inc.+..........................     83    2,159
         Olympic Steel, Inc..............................    130    1,244
                                                                 --------
                                                                    3,403
                                                                 --------
       METAL-ALUMINUM -- 0.0%
         Century Aluminum Co.+...........................    703    2,545
         Kaiser Aluminum Corp............................    245   19,916
                                                                 --------
                                                                   22,461
                                                                 --------
       METAL-IRON -- 0.0%
         Cliffs Natural Resources, Inc...................  2,189    6,042
                                                                 --------
       MISCELLANEOUS MANUFACTURING -- 0.1%
         American Railcar Industries, Inc................    134    7,734
         FreightCar America, Inc.........................    175    3,182
         Hillenbrand, Inc................................    899   26,673
         John Bean Technologies Corp.....................    417   18,707
         TriMas Corp.+...................................    646   12,926
                                                                 --------
                                                                   69,222
                                                                 --------
       MOTION PICTURES & SERVICES -- 0.1%
         DreamWorks Animation SKG, Inc., Class A+........  1,085   21,960
         Eros International PLC+.........................    403    4,502
                                                                 --------
                                                                   26,462
                                                                 --------
       MRI/MEDICAL DIAGNOSTIC IMAGING -- 0.0%
         Alliance HealthCare Services, Inc.+.............     72      609
         RadNet, Inc.+...................................    491    3,246
         Surgical Care Affiliates, Inc.+.................    307    9,090
                                                                 --------
                                                                   12,945
                                                                 --------
       MULTIMEDIA -- 0.1%
         E.W. Scripps Co., Class A.......................    844   18,619
         Entravision Communications Corp., Class A.......    910    7,972
         Martha Stewart Living Omnimedia, Inc., Class A+.    440    2,658
         Media General, Inc.+............................  1,369   20,343
         Meredith Corp...................................    524   24,638
                                                                 --------
                                                                   74,230
                                                                 --------
       NETWORKING PRODUCTS -- 1.0%
         A10 Networks, Inc.+.............................    484    3,475
         Anixter International, Inc.+....................    408   27,981
         Black Box Corp..................................    219    2,674
         Calix, Inc.+....................................    634    4,432
         Extreme Networks, Inc.+.........................  1,429    5,130
         Gigamon, Inc.+.................................. 13,383  351,036
         Infinera Corp.+.................................  1,852   36,595
         Infoblox, Inc.+.................................    809   13,195
         Ixia+...........................................    866   12,479

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
        -----------------------------------------------
        COMMON STOCKS (CONTINUED)
        NETWORKING PRODUCTS (CONTINUED)
          LogMeIn, Inc.+...............................   352  $ 23,711
          NeoPhotonics Corp.+..........................   398     3,291
          NETGEAR, Inc.+...............................   495    20,493
          Polycom, Inc.+............................... 1,929    26,582
          Ruckus Wireless, Inc.+....................... 1,076    12,137
                                                               --------
                                                                543,211
                                                               --------
        NON-FERROUS METALS -- 0.1%
          Energy Fuels, Inc.+..........................   624     1,697
          Globe Specialty Metals, Inc..................   928    11,711
          Horsehead Holding Corp.+.....................   809     2,298
          Materion Corp................................   288     8,683
          Uranium Energy Corp.+........................ 1,314     1,472
                                                               --------
                                                                 25,861
                                                               --------
        NON-HAZARDOUS WASTE DISPOSAL -- 0.0%
          Casella Waste Systems, Inc., Class A+........   565     3,430
                                                               --------
        OFFICE AUTOMATION & EQUIPMENT -- 0.0%
          Eastman Kodak Co.+...........................   250     3,130
                                                               --------
        OFFICE FURNISHINGS-ORIGINAL -- 0.2%
          Herman Miller, Inc...........................   851    27,002
          HNI Corp.....................................   635    27,267
          Interface, Inc...............................   944    18,455
          Kimball International, Inc., Class B.........   491     5,362
          Knoll, Inc...................................   697    16,198
          Steelcase, Inc., Class A..................... 1,189    23,079
                                                               --------
                                                                117,363
                                                               --------
        OFFICE SUPPLIES & FORMS -- 0.0%
          ACCO Brands Corp.+........................... 1,570    12,670
                                                               --------
        OIL & GAS DRILLING -- 0.0%
          Atwood Oceanics, Inc.........................   923    15,276
          North Atlantic Drilling, Ltd.+............... 1,021       843
          Parker Drilling Co.+......................... 1,746     4,993
                                                               --------
                                                                 21,112
                                                               --------
        OIL & GAS SERVICES & EQUIPMENT -- 0.0%
          Archrock, Inc................................   991    21,544
                                                               --------
        OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.5%
          Abraxas Petroleum Corp.+..................... 1,342     2,134
          Approach Resources, Inc.+....................   516     1,218
          Bill Barrett Corp.+..........................   715     3,482
          Bonanza Creek Energy, Inc.+..................   709     4,034
          Callon Petroleum Co.+........................   941     8,168
          Carrizo Oil & Gas, Inc.+.....................   735    27,658
          Clayton Williams Energy, Inc.+...............    84     5,004
          Contango Oil & Gas Co.+......................   249     1,905
          Earthstone Energy, Inc.+.....................    18       249
          Eclipse Resources Corp.+.....................   686     1,475
          Energy XXI, Ltd.............................. 1,349     2,334
          Erin Energy Corp.+...........................   197       788
          Evolution Petroleum Corp.....................   351     2,422
          EXCO Resources, Inc.+........................ 2,255     2,526
          Fairmount Santrol Holdings, Inc.+............   913     2,438
          Gastar Exploration, Inc.+.................... 1,159     1,820
          Halcon Resources Corp.+...................... 5,247     3,679
          Isramco, Inc.+...............................    12     1,140
          Jones Energy, Inc., Class A+.................   413     2,123

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 3)
      -------------------------------------------------------------------
      OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
        Magnum Hunter Resources Corp.+................... 2,976  $    792
        Matador Resources Co.+........................... 1,045    26,867
        Northern Oil and Gas, Inc.+......................   880     4,435
        Oasis Petroleum, Inc.+........................... 1,988    23,120
        Panhandle Oil and Gas, Inc., Class A.............   236     4,338
        Parsley Energy, Inc., Class A+................... 1,192    21,134
        PDC Energy, Inc.+................................   572    34,514
        Penn Virginia Corp.+............................. 1,023       633
        Rex Energy Corp.+................................   686     1,550
        RSP Permian, Inc.+...............................   781    21,415
        Sanchez Energy Corp.+............................   753     4,480
        SandRidge Energy, Inc.+.......................... 6,186     2,291
        Seventy Seven Energy, Inc.+......................   803       915
        Stone Energy Corp.+..............................   817     4,567
        Synergy Resources Corp.+......................... 1,487    16,639
        TransAtlantic Petroleum, Ltd.+...................   369       934
        Triangle Petroleum Corp.+........................   665       798
        Ultra Petroleum Corp.+........................... 2,188    11,990
        Unit Corp.+......................................   720     9,079
        W&T Offshore, Inc................................   499     1,627
                                                                 --------
                                                                  266,715
                                                                 --------
      OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
        Flotek Industries, Inc.+.........................   764    13,829
        Forum Energy Technologies, Inc.+.................   847    11,223
        Natural Gas Services Group, Inc.+................   181     4,076
        Thermon Group Holdings, Inc.+....................   458     9,210
                                                                 --------
                                                                   38,338
                                                                 --------
      OIL REFINING & MARKETING -- 0.2%
        Adams Resources & Energy, Inc....................    30     1,334
        Alon USA Energy, Inc.............................   445     7,454
        Delek US Holdings, Inc...........................   819    22,277
        Par Pacific Holdings, Inc.+......................   229     5,221
        Trecora Resources+...............................   289     4,115
        Western Refining, Inc............................ 1,015    42,244
                                                                 --------
                                                                   82,645
                                                                 --------
      OIL-FIELD SERVICES -- 0.3%
        Basic Energy Services, Inc.+.....................   608     2,256
        Bristow Group, Inc...............................   497    17,261
        C&J Energy Services, Ltd.+.......................   805     4,017
        CARBO Ceramics, Inc..............................   280     4,906
        Gulfmark Offshore, Inc., Class A.................   366     2,284
        Helix Energy Solutions Group, Inc.+.............. 1,513     8,745
        Independence Contract Drilling, Inc.+............   236     1,659
        Key Energy Services, Inc.+....................... 1,900       998
        Matrix Service Co.+..............................   381     8,649
        McDermott International, Inc.+................... 3,408    15,711
        MRC Global, Inc.+................................ 1,471    17,505
        Newpark Resources, Inc.+......................... 1,202     6,803
        Oil States International, Inc.+..................   737    22,117
        PHI, Inc.+.......................................   178     3,389
        Pioneer Energy Services Corp.+...................   920     2,125
        SEACOR Holdings, Inc.+...........................   260    15,189
        Tesco Corp.......................................   556     4,448
        TETRA Technologies, Inc.+........................ 1,137     7,663
                                                                 --------
                                                                  145,725
                                                                 --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        OPTICAL RECOGNITION EQUIPMENT -- 0.0%
          Digimarc Corp.+...............................   109  $  2,448
                                                                --------
        OPTICAL SUPPLIES -- 0.0%
          Ocular Therapeutix, Inc.+.....................   186     1,605
          STAAR Surgical Co.+...........................   555     4,523
                                                                --------
                                                                   6,128
                                                                --------
        PAPER & RELATED PRODUCTS -- 0.7%
          Clearwater Paper Corp.+.......................   272    13,717
          Neenah Paper, Inc............................. 4,698   316,692
          Orchids Paper Products Co.....................   131     3,839
          P.H. Glatfelter Co............................   617    11,970
          Schweitzer-Mauduit International, Inc.........   435    16,887
                                                                --------
                                                                 363,105
                                                                --------
        PATIENT MONITORING EQUIPMENT -- 0.1%
          Insulet Corp.+................................   810    24,219
          Masimo Corp.+.................................   624    24,760
                                                                --------
                                                                  48,979
                                                                --------
        PHARMACY SERVICES -- 0.0%
          BioScrip, Inc.+...............................   981     1,933
          Diplomat Pharmacy, Inc.+......................   516    14,505
          Vitae Pharmaceuticals, Inc.+..................   189     2,245
                                                                --------
                                                                  18,683
                                                                --------
        PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%
          AAC Holdings, Inc.+...........................   113     2,622
          HealthSouth Corp.............................. 1,307    45,523
          U.S. Physical Therapy, Inc.................... 4,760   233,525
                                                                --------
                                                                 281,670
                                                                --------
        PHYSICIANS PRACTICE MANAGEMENT -- 0.1%
          Healthways, Inc.+.............................   443     5,214
          IPC Healthcare, Inc.+.........................   248    19,468
                                                                --------
                                                                  24,682
                                                                --------
        PIPELINES -- 0.1%
          SemGroup Corp., Class A.......................   626    28,514
                                                                --------
        PLATINUM -- 0.0%
          Stillwater Mining Co.+........................ 1,724    16,102
                                                                --------
        POLLUTION CONTROL -- 0.0%
          CECO Environmental Corp.......................   307     2,738
                                                                --------
        POULTRY -- 0.0%
          Sanderson Farms, Inc..........................   319    22,174
                                                                --------
        POWER CONVERTER/SUPPLY EQUIPMENT -- 0.1%
          Advanced Energy Industries, Inc.+.............   583    16,487
          Generac Holdings, Inc.+.......................   987    31,150
          Powell Industries, Inc........................   130     4,332
          PowerSecure International, Inc.+..............   320     3,987
          Vicor Corp.+..................................   235     2,270
                                                                --------
                                                                  58,226
                                                                --------
        PRECIOUS METALS -- 0.0%
          Coeur Mining, Inc.+........................... 1,942     5,243
                                                                --------
        PRINTING-COMMERCIAL -- 0.2%
          ARC Document Solutions, Inc.+.................   582     3,620
          Cimpress NV+..................................   469    37,004
          Deluxe Corp...................................   713    42,459

                                                                VALUE
                     SECURITY DESCRIPTION               SHARES (NOTE 3)
         --------------------------------------------------------------
         PRINTING-COMMERCIAL (CONTINUED)
           Ennis, Inc..................................   369  $  7,391
           Multi-Color Corp............................   179    13,934
           Quad/Graphics, Inc..........................   410     5,289
                                                               --------
                                                                109,697
                                                               --------
         PRIVATE EQUITY -- 0.0%
           Fifth Street Asset Management, Inc..........    83       486
                                                               --------
         PROPERTY TRUST -- 0.1%
           Xenia Hotels & Resorts, Inc................. 1,595    27,657
                                                               --------
         PROTECTION/SAFETY -- 0.5%
           Landauer, Inc............................... 7,116   281,011
                                                               --------
         PUBLISHING-BOOKS -- 0.1%
           Houghton Mifflin Harcourt Co.+.............. 1,956    38,318
           Scholastic Corp.............................   380    15,531
                                                               --------
                                                                 53,849
                                                               --------
         PUBLISHING-NEWSPAPERS -- 0.1%
           Daily Journal Corp.+........................    15     3,070
           New York Times Co., Class A................. 1,964    26,082
           Tribune Publishing Co.......................   375     3,540
                                                               --------
                                                                 32,692
                                                               --------
         PUBLISHING-PERIODICALS -- 0.1%
           Time, Inc................................... 1,564    29,059
                                                               --------
         RACETRACKS -- 0.1%
           Churchill Downs, Inc........................   192    28,191
           Empire Resorts, Inc.+.......................   220     1,021
           International Speedway Corp., Class A.......   398    13,807
           Penn National Gaming, Inc.+................. 1,140    20,360
           Speedway Motorsports, Inc...................   167     3,085
                                                               --------
                                                                 66,464
                                                               --------
         RADIO -- 0.0%
           Cumulus Media, Inc., Class A+............... 2,037       935
           Entercom Communications Corp., Class A+.....   362     3,997
           Saga Communications, Inc., Class A..........    51     2,194
           Townsquare Media, Inc.+.....................    97     1,063
                                                               --------
                                                                  8,189
                                                               --------
         REAL ESTATE INVESTMENT TRUSTS -- 4.3%
           Acadia Realty Trust.........................   982    32,298
           AG Mtg. Investment Trust, Inc...............   405     6,160
           Agree Realty Corp...........................   251     8,127
           Alexander's, Inc............................    29    11,452
           Altisource Residential Corp.................   817    11,757
           American Assets Trust, Inc..................   531    22,387
           American Capital Mortgage Investment Corp...   730    10,592
           American Residential Properties, Inc........   459     7,606
           Anworth Mtg. Asset Corp..................... 1,497     7,141
           Apollo Commercial Real Estate Finance, Inc..   835    13,869
           Apollo Residential Mortgage, Inc............   458     5,894
           Ares Commercial Real Estate Corp............   387     4,776
           Armada Hoffler Properties, Inc..............   363     3,899
           ARMOUR Residential REIT, Inc................   629    12,907
           Ashford Hospitality Prime, Inc..............   389     5,718
           Ashford Hospitality Trust, Inc.............. 1,191     8,194
           Bluerock Residential Growth REIT, Inc.......   269     3,153
           Campus Crest Communities, Inc...............   923     6,120

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                VALUE
                    SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------
        COMMON STOCKS (CONTINUED)
        REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
          Capstead Mtg. Corp........................... 1,369  $13,211
          CareTrust REIT, Inc..........................   451    5,105
          CatchMark Timber Trust, Inc., Class A........   564    6,176
          Cedar Realty Trust, Inc...................... 1,214    8,486
          Chambers Street Properties................... 3,384   23,959
          Chatham Lodging Trust........................   546   12,498
          Chesapeake Lodging Trust.....................   851   23,437
          Colony Capital, Inc.......................... 1,595   32,442
          CorEnergy Infrastructure Trust, Inc..........   665    3,398
          CoreSite Realty Corp.........................   348   19,123
          Cousins Properties, Inc...................... 3,094   31,064
          CubeSmart.................................... 2,376   66,100
          CyrusOne, Inc................................   761   26,848
          CYS Investments, Inc......................... 2,259   17,439
          DCT Industrial Trust, Inc.................... 1,269   47,105
          DiamondRock Hospitality Co................... 2,868   33,498
          DuPont Fabros Technology, Inc................   902   28,945
          Dynex Capital, Inc...........................   782    5,185
          Easterly Government Properties, Inc..........   195    3,409
          EastGroup Properties, Inc....................   461   25,890
          Education Realty Trust, Inc..................   690   24,778
          EPR Properties...............................   817   46,414
          Equity One, Inc.............................. 1,048   27,856
          FelCor Lodging Trust, Inc.................... 2,046   16,470
          First Industrial Realty Trust, Inc........... 1,581   34,276
          First Potomac Realty Trust...................   839    9,892
          Franklin Street Properties Corp.............. 1,285   13,390
          GEO Group, Inc............................... 1,066   34,400
          Getty Realty Corp............................   364    6,144
          Gladstone Commercial Corp....................   296    4,739
          Government Properties Income Trust........... 1,005   16,361
          Gramercy Property Trust, Inc.................   818   18,552
          Great Ajax Corp..............................    62      802
          Hannon Armstrong Sustainable Infrastructure
           Capital, Inc................................   464    8,357
          Hatteras Financial Corp...................... 1,383   19,791
          Healthcare Realty Trust, Inc................. 1,434   37,800
          Hersha Hospitality Trust.....................   700   16,807
          Highwoods Properties, Inc.................... 1,344   58,397
          Hudson Pacific Properties, Inc............... 1,063   30,370
          Independence Realty Trust, Inc...............   460    3,606
          InfraREIT, Inc...............................   313    7,474
          Inland Real Estate Corp...................... 1,252   11,080
          Invesco Mtg. Capital, Inc.................... 1,759   21,196
          Investors Real Estate Trust.................. 1,751   14,218
          iStar, Inc.+................................. 1,222   15,813
          Kite Realty Group Trust...................... 1,193   31,507
          Ladder Capital Corp., Class A................   567    8,085
          LaSalle Hotel Properties..................... 1,614   47,468
          Lexington Realty Trust....................... 2,935   25,945
          LTC Properties, Inc..........................   507   21,725
          Mack-Cali Realty Corp........................ 1,273   27,700
          Medical Properties Trust, Inc................ 2,984   33,719
          Monmouth Real Estate Investment Corp.........   846    8,807
          Monogram Residential Trust, Inc.............. 2,379   23,457
          National Health Investors, Inc...............   536   31,485
          National Storage Affiliates Trust............   327    4,918
          New Residential Investment Corp.............. 2,841   34,461
          New Senior Investment Group, Inc.............   948    9,499

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
      -------------------------------------------------------------------
      REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
        New York Mortgage Trust, Inc................... 1,562  $    8,872
        New York REIT, Inc............................. 2,321      26,459
        NexPoint Residential Trust, Inc................   274       3,611
        One Liberty Properties, Inc....................   178       4,194
        Orchid Island Capital, Inc.....................   261       2,318
        Parkway Properties, Inc........................ 1,209      20,227
        Pebblebrook Hotel Trust........................ 1,026      35,069
        Pennsylvania Real Estate Investment Trust......   987      22,188
        PennyMac Mortgage Investment Trust............. 1,065      15,570
        Physicians Realty Trust........................ 1,004      16,044
        Potlatch Corp..................................   581      18,150
        Preferred Apartment Communities, Inc., Class A.   317       3,471
        PS Business Parks, Inc.........................   278      23,850
        QTS Realty Trust, Inc., Class A................   342      14,709
        RAIT Financial Trust........................... 1,184       5,742
        Ramco-Gershenson Properties Trust.............. 1,130      18,984
        Redwood Trust, Inc............................. 1,204      15,989
        Resource Capital Corp..........................   479       6,150
        Retail Opportunity Investments Corp............ 1,342      24,330
        Rexford Industrial Realty, Inc.................   790      11,969
        RLJ Lodging Trust.............................. 1,888      47,370
        Rouse Properties, Inc..........................   522       9,182
        Ryman Hospitality Properties, Inc..............   621      32,665
        Sabra Health Care REIT, Inc....................   846      19,187
        Saul Centers, Inc..............................   138       7,738
        Select Income REIT.............................   895      18,079
        Silver Bay Realty Trust Corp...................   519       8,408
        Sovran Self Storage, Inc.......................   507      50,634
        STAG Industrial, Inc...........................   930      19,084
        Starwood Waypoint Residential Trust............   545      13,407
        STORE Capital Corp.............................   473      10,723
        Strategic Hotels & Resorts, Inc.+.............. 3,933      55,455
        Summit Hotel Properties, Inc................... 1,247      16,311
        Sun Communities, Inc...........................   665      44,568
        Sunstone Hotel Investors, Inc.................. 2,981      43,105
        Terreno Realty Corp............................   614      13,741
        UMH Properties, Inc............................   318       3,145
        United Development Funding IV..................   437       7,516
        Universal Health Realty Income Trust...........   178       8,845
        Urban Edge Properties.......................... 1,268      30,102
        Urstadt Biddle Properties, Inc., Class A.......   397       7,980
        Washington Real Estate Investment Trust........   973      26,281
        Western Asset Mortgage Capital Corp............   598       6,829
        Whitestone REIT................................   332       4,104
                                                               ----------
                                                                2,225,482
                                                               ----------
      REAL ESTATE MANAGEMENT/SERVICES -- 0.1%
        HFF, Inc., Class A.............................   540      18,641
        Kennedy-Wilson Holdings, Inc................... 1,326      32,513
        Marcus & Millichap, Inc.+......................   194       8,453
        RE/MAX Holdings, Inc., Class A.................   168       6,328
                                                               ----------
                                                                   65,935
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
        Alexander & Baldwin, Inc.......................   698      26,343
        BBX Capital Corp., Class A+....................    38         697
        Consolidated-Tomoka Land Co....................    62       3,178
        Forestar Group, Inc.+..........................   480       6,792
        FRP Holdings, Inc.+............................    98       3,234

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       -------------------------------------------------
       COMMON STOCKS (CONTINUED)
       REAL ESTATE OPERATIONS & DEVELOPMENT (CONTINUED)
         St. Joe Co.+...................................    960 $ 19,027
                                                                --------
                                                                  59,271
                                                                --------
       RECREATIONAL CENTERS -- 0.1%
         ClubCorp Holdings, Inc.........................    627   12,816
         Steiner Leisure, Ltd.+.........................    183   11,595
                                                                --------
                                                                  24,411
                                                                --------
       RECREATIONAL VEHICLES -- 0.2%
         Arctic Cat, Inc................................    185    3,800
         Malibu Boats, Inc., Class A+...................  7,957  113,069
                                                                --------
                                                                 116,869
                                                                --------
       RECYCLING -- 0.0%
         Fenix Parts, Inc.+.............................    196    1,543
                                                                --------
       RENTAL AUTO/EQUIPMENT -- 0.1%
         Electro Rent Corp..............................    237    2,460
         McGrath RentCorp...............................    373   11,209
         Neff Corp.+....................................    149      873
         Rent-A-Center, Inc.............................    757   13,921
                                                                --------
                                                                  28,463
                                                                --------
       RESEARCH & DEVELOPMENT -- 0.8%
         Albany Molecular Research, Inc.+............... 19,603  353,638
         Arrowhead Research Corp.+......................    849    4,372
         INC Research Holdings, Inc.+...................    185    7,716
         PAREXEL International Corp.+...................    787   49,676
                                                                --------
                                                                 415,402
                                                                --------
       RESORTS/THEME PARKS -- 0.2%
         Marriott Vacations Worldwide Corp..............    369   23,763
         SeaWorld Entertainment, Inc....................    977   19,472
         Vail Resorts, Inc..............................    519   59,254
                                                                --------
                                                                 102,489
                                                                --------
       RESPIRATORY PRODUCTS -- 0.0%
         Inogen, Inc.+..................................    225    9,617
                                                                --------
       RETAIL-APPAREL/SHOE -- 0.7%
         Abercrombie & Fitch Co., Class A...............    993   21,042
         American Eagle Outfitters, Inc.................  2,792   42,662
         Ascena Retail Group, Inc.+.....................  2,451   32,647
         bebe stores, Inc...............................    407      452
         Boot Barn Holdings, Inc.+......................    170    2,550
         Buckle, Inc....................................    404   14,318
         Burlington Stores, Inc.+.......................  1,076   51,734
         Caleres, Inc...................................    625   19,100
         Cato Corp., Class A............................    375   14,160
         Chico's FAS, Inc...............................  2,047   28,290
         Children's Place, Inc..........................    294   15,779
         Christopher & Banks Corp.+.....................    531      775
         Destination XL Group, Inc.+....................    513    2,996
         Express, Inc.+.................................  1,207   23,295
         Finish Line, Inc., Class A.....................    658   12,259
         Francesca's Holdings Corp.+....................    604    8,583
         Genesco, Inc.+.................................    343   21,489
         Guess?, Inc....................................    884   18,608
         Men's Wearhouse, Inc...........................    689   27,546
         Shoe Carnival, Inc.............................    213    4,786
         Stein Mart, Inc................................    419    3,712

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------------------------
        RETAIL-APPAREL/SHOE (CONTINUED)
          Tilly's, Inc., Class A+.......................    160 $  1,166
          Vera Bradley, Inc.+...........................    303    3,791
          Winmark Corp..................................     31    3,123
                                                                --------
                                                                 374,863
                                                                --------
        RETAIL-APPLIANCES -- 0.0%
          Conn's, Inc.+.................................    391    7,417
                                                                --------
        RETAIL-AUTO PARTS -- 0.0%
          Pep Boys-Manny Moe & Jack+....................    768   11,551
                                                                --------
        RETAIL-AUTOMOBILE -- 0.2%
          America's Car-Mart, Inc.+.....................    122    4,177
          Asbury Automotive Group, Inc.+................    389   30,809
          Group 1 Automotive, Inc.......................    333   28,954
          Lithia Motors, Inc., Class A..................    324   38,035
          Rush Enterprises, Inc., Class A+..............    505   12,312
          Sonic Automotive, Inc., Class A...............    470   11,722
                                                                --------
                                                                 126,009
                                                                --------
        RETAIL-BEDDING -- 0.0%
          Mattress Firm Holding Corp.+..................    292   12,430
                                                                --------
        RETAIL-BOOKSTORES -- 0.0%
          Barnes & Noble Education, Inc.+...............    457    6,741
          Barnes & Noble, Inc...........................    724    9,405
                                                                --------
                                                                  16,146
                                                                --------
        RETAIL-BUILDING PRODUCTS -- 0.0%
          Lumber Liquidators Holdings, Inc.+............    387    5,348
          Tile Shop Holdings, Inc.+.....................    387    5,616
                                                                --------
                                                                  10,964
                                                                --------
        RETAIL-CATALOG SHOPPING -- 0.0%
          Liberty Interactive Corp. QVC Group, Class A+.    290    7,937
                                                                --------
        RETAIL-COMPUTER EQUIPMENT -- 0.0%
          PC Connection, Inc............................    152    3,533
          Systemax, Inc.+...............................    161    1,492
                                                                --------
                                                                   5,025
                                                                --------
        RETAIL-CONVENIENCE STORE -- 0.1%
          Casey's General Stores, Inc...................    555   58,952
                                                                --------
        RETAIL-DISCOUNT -- 0.2%
          Big Lots, Inc.................................    770   35,497
          Citi Trends, Inc..............................    221    5,872
          Fred's, Inc., Class A.........................    531    7,344
          HSN, Inc......................................    464   28,698
          Tuesday Morning Corp.+........................    628    3,398
                                                                --------
                                                                  80,809
                                                                --------
        RETAIL-HAIR SALONS -- 0.0%
          Regis Corp.+..................................    584    9,648
                                                                --------
        RETAIL-HOME FURNISHINGS -- 0.6%
          Haverty Furniture Cos., Inc................... 10,020  234,568
          Kirkland's, Inc...............................    247    5,679
          Pier 1 Imports, Inc...........................  1,288    9,557
          Restoration Hardware Holdings, Inc.+..........    477   49,174
                                                                --------
                                                                 298,978
                                                                --------
        RETAIL-JEWELRY -- 0.0%
          Movado Group, Inc.............................    229    5,894
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                              VALUE
                     SECURITY DESCRIPTION             SHARES (NOTE 3)
           ----------------------------------------------------------
           COMMON STOCKS (CONTINUED)
           RETAIL-LEISURE PRODUCTS -- 0.0%
             MarineMax, Inc.+........................    363 $  5,735
             Party City Holdco, Inc.+................    359    5,683
             West Marine, Inc.+......................    256    2,606
                                                             --------
                                                               14,024
                                                             --------
           RETAIL-MISC./DIVERSIFIED -- 0.1%
             Container Store Group, Inc.+............    225    2,567
             Five Below, Inc.+.......................    778   26,717
             PriceSmart, Inc.........................    277   23,816
                                                             --------
                                                               53,100
                                                             --------
           RETAIL-PAWN SHOPS -- 0.1%
             Cash America International, Inc.........    392   13,536
             Ezcorp, Inc., Class A+..................    739    4,922
             First Cash Financial Services, Inc.+....    402   15,336
                                                             --------
                                                               33,794
                                                             --------
           RETAIL-PET FOOD & SUPPLIES -- 0.0%
             Freshpet, Inc.+.........................    296    2,886
             PetMed Express, Inc.....................    289    4,861
                                                             --------
                                                                7,747
                                                             --------
           RETAIL-REGIONAL DEPARTMENT STORES -- 0.0%
             Stage Stores, Inc.......................    456    4,437
                                                             --------
           RETAIL-RESTAURANTS -- 1.7%
             Biglari Holdings, Inc.+.................     24    9,219
             BJ's Restaurants, Inc.+.................    307   13,180
             Bloomin' Brands, Inc....................  1,771   30,054
             Bob Evans Farms, Inc....................    337   14,582
             Bojangles', Inc.+.......................    118    1,962
             Bravo Brio Restaurant Group, Inc.+......    216    2,536
             Buffalo Wild Wings, Inc.+...............    271   41,807
             Carrols Restaurant Group, Inc.+.........    506    5,951
             Cheesecake Factory, Inc.................    696   33,547
             Chuy's Holdings, Inc.+..................    235    6,394
             Cracker Barrel Old Country Store, Inc...    274   37,664
             Dave & Buster's Entertainment, Inc.+....    326   12,577
             Del Frisco's Restaurant Group, Inc.+....    337    4,539
             Denny's Corp.+.......................... 26,055  285,563
             DineEquity, Inc.........................    241   20,111
             El Pollo Loco Holdings, Inc.+...........    192    2,204
             Fiesta Restaurant Group, Inc.+..........    382   13,508
             Habit Restaurants, Inc.+................    164    3,916
             J Alexander's Holdings, Inc.+...........    197    1,899
             Jack in the Box, Inc....................    534   39,799
             Jamba, Inc.+............................    197    2,610
             Kona Grill, Inc.+.......................    120    1,650
             Krispy Kreme Doughnuts, Inc.+...........    926   12,677
             Noodles & Co.+..........................    180    2,659
             Papa John's International, Inc..........    413   28,980
             Papa Murphy's Holdings, Inc.+...........  9,780  135,062
             Popeyes Louisiana Kitchen, Inc.+........    330   18,625
             Potbelly Corp.+.........................    311    3,483
             Red Robin Gourmet Burgers, Inc.+........    201   15,053
             Ruby Tuesday, Inc.+.....................    886    4,634
             Ruth's Hospitality Group, Inc...........    498    7,724
             Shake Shack, Inc.+......................     82    3,737
             Sonic Corp..............................    742   21,177
             Texas Roadhouse, Inc....................  1,000   34,350

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------------------------
        RETAIL-RESTAURANTS (CONTINUED)
          Zoe's Kitchen, Inc.+..........................    275 $  9,468
                                                                --------
                                                                 882,901
                                                                --------
        RETAIL-SPORTING GOODS -- 0.1%
          Big 5 Sporting Goods Corp.....................    260    2,379
          Hibbett Sports, Inc.+.........................    355   12,127
          Sportsman's Warehouse Holdings, Inc.+.........    256    2,754
          Zumiez, Inc.+.................................    314    5,489
                                                                --------
                                                                  22,749
                                                                --------
        RETAIL-TOY STORES -- 0.4%
          Build-A-Bear Workshop, Inc.+.................. 14,232  221,450
                                                                --------
        RETAIL-VIDEO RENTALS -- 0.0%
          Outerwall, Inc................................    263   15,780
                                                                --------
        RETAIL-VITAMINS & NUTRITION SUPPLEMENTS -- 0.0%
          Flex Pharma, Inc.+............................     77      872
          Vitamin Shoppe, Inc.+.........................    424   12,165
                                                                --------
                                                                  13,037
                                                                --------
        RETIREMENT/AGED CARE -- 0.6%
          Capital Senior Living Corp.+.................. 14,231  321,905
          Five Star Quality Care, Inc.+.................    617    2,018
                                                                --------
                                                                 323,923
                                                                --------
        RUBBER-TIRES -- 0.1%
          Cooper Tire & Rubber Co.......................    822   34,351
                                                                --------
        RUBBER/PLASTIC PRODUCTS -- 0.1%
          Myers Industries, Inc.........................    348    5,432
          Proto Labs, Inc.+.............................    332   21,527
          Trinseo SA+...................................    164    5,322
                                                                --------
                                                                  32,281
                                                                --------
        SATELLITE TELECOM -- 0.1%
          DigitalGlobe, Inc.+...........................  1,035   15,452
          Globalstar, Inc.+.............................  6,802   12,244
          Intelsat SA+..................................    401    2,655
          Iridium Communications, Inc.+.................  1,173    9,630
          Loral Space & Communications, Inc.+...........    187    8,361
                                                                --------
                                                                  48,342
                                                                --------
        SAVINGS & LOANS/THRIFTS -- 1.4%
          Anchor BanCorp Wisconsin, Inc.+...............    109    4,471
          Astoria Financial Corp........................  1,285   20,509
          Banc of California, Inc.......................    517    6,742
          Bank Mutual Corp..............................    665    4,815
          BankFinancial Corp............................    262    3,230
          Bear State Financial, Inc.+...................    190    2,080
          Beneficial Bancorp, Inc.+.....................  1,182   16,394
          Berkshire Hills Bancorp, Inc..................    421   12,041
          BofI Holding, Inc.+...........................    219   17,522
          Brookline Bancorp, Inc........................  1,001   11,361
          BSB Bancorp, Inc.+............................    115    2,529
          Capitol Federal Financial, Inc................  2,009   26,077
          Charter Financial Corp........................    236    3,092
          Clifton Bancorp, Inc..........................    388    5,657
          Dime Community Bancshares, Inc................    444    7,703
          EverBank Financial Corp.......................  1,383   23,871
          First Defiance Financial Corp.................    132    5,056
          Flagstar Bancorp, Inc.+.......................    293    6,516

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                   VALUE
                     SECURITY DESCRIPTION                  SHARES (NOTE 3)
     ---------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
     SAVINGS & LOANS/THRIFTS (CONTINUED)
       Flushing Financial Corp............................    420 $  8,837
       Fox Chase Bancorp, Inc.............................    167    2,924
       Hingham Institution for Savings....................     18    2,293
       HomeStreet, Inc.+..................................    315    6,593
       HomeTrust Bancshares, Inc.+........................    289    5,474
       Investors Bancorp, Inc.............................  4,983   62,337
       Meridian Bancorp, Inc..............................    784   11,007
       Meta Financial Group, Inc..........................  6,538  281,657
       Northfield Bancorp, Inc............................    669   10,249
       Northwest Bancshares, Inc..........................  1,349   18,158
       OceanFirst Financial Corp..........................    190    3,507
       Oritani Financial Corp.............................    628    9,998
       Pacific Premier Bancorp, Inc.+.....................    307    6,554
       Provident Financial Services, Inc..................    937   19,040
       Sterling Bancorp...................................  1,712   26,348
       Territorial Bancorp, Inc...........................    122    3,401
       United Community Financial Corp....................    702    3,847
       United Financial Bancorp, Inc......................    706    9,164
       Washington Federal, Inc............................  1,354   33,769
       Waterstone Financial, Inc..........................    431    5,741
       WSFS Financial Corp................................    403   12,803
                                                                  --------
                                                                   723,367
                                                                  --------
     SCHOOLS -- 0.2%
       American Public Education, Inc.+...................    245    5,324
       Apollo Education Group, Inc.+......................  1,348    9,786
       Bridgepoint Education, Inc.+.......................    240    1,860
       Bright Horizons Family Solutions, Inc.+............    534   34,187
       Cambium Learning Group, Inc.+......................    186      895
       Capella Education Co...............................    174    7,856
       Career Education Corp.+............................    969    3,498
       DeVry Education Group, Inc.........................    910   21,440
       Grand Canyon Education, Inc.+......................    672   27,928
       K12, Inc.+.........................................    482    4,680
       Strayer Education, Inc.+...........................    156    8,256
       Universal Technical Institute, Inc.................    301    1,279
                                                                  --------
                                                                   126,989
                                                                  --------
     SECURITY SERVICES -- 0.1%
       Ascent Capital Group, Inc., Class A+...............    190    4,138
       Brink's Co.........................................    695   21,531
       LifeLock, Inc.+....................................  1,348   18,886
                                                                  --------
                                                                    44,555
                                                                  --------
     SEISMIC DATA COLLECTION -- 0.0%
       Geospace Technologies Corp.+.......................    188    2,888
       ION Geophysical Corp.+.............................  2,016      746
                                                                  --------
                                                                     3,634
                                                                  --------
     SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.8%
       Cirrus Logic, Inc.+................................    905   27,901
       Exar Corp.+........................................    561    3,192
       Integrated Device Technology, Inc.+................  2,119   54,034
       M/A-COM Technology Solutions Holdings, Inc.+.......    335   11,303
       MaxLinear, Inc., Class A+.......................... 20,838  270,894
       Pericom Semiconductor Corp.........................    319    5,567
       Power Integrations, Inc............................    420   21,256
       Sigma Designs, Inc.+...............................    505    4,449
                                                                  --------
                                                                   398,596
                                                                  --------

                                                                  VALUE
                     SECURITY DESCRIPTION                 SHARES (NOTE 3)
       -----------------------------------------------------------------
       SEMICONDUCTOR EQUIPMENT -- 0.8%
         Axcelis Technologies, Inc.+.....................  1,621 $  4,539
         Brooks Automation, Inc..........................    964   10,643
         Cabot Microelectronics Corp.+...................    353   14,886
         Cascade Microtech, Inc.+........................ 16,145  247,341
         Cohu, Inc.......................................    370    4,658
         Entegris, Inc.+.................................  2,003   25,699
         FormFactor, Inc.+...............................    822    6,773
         Mattson Technology, Inc.+.......................  1,069    2,501
         MKS Instruments, Inc............................    762   26,853
         Nanometrics, Inc.+..............................    342    5,226
         Photronics, Inc.+...............................    949    9,101
         Rudolph Technologies, Inc.+.....................    456    5,832
         Tessera Technologies, Inc.......................    751   26,262
         Ultra Clean Holdings, Inc.+.....................    451    2,201
         Ultratech, Inc.+................................    394    6,158
         Veeco Instruments, Inc.+........................    577   10,398
         Xcerra Corp.+...................................    779    5,406
                                                                 --------
                                                                  414,477
                                                                 --------
       SILVER MINING -- 0.0%
         Hecla Mining Co.................................  5,291   10,952
                                                                 --------
       SOFTWARE TOOLS -- 0.0%
         Digital Turbine, Inc.+..........................    695    1,154
                                                                 --------
       SPECIFIED PURPOSE ACQUISITIONS -- 0.0%
         National Bank Holdings Corp., Class A...........    529   11,670
                                                                 --------
       STEEL PIPE & TUBE -- 0.1%
         Advanced Drainage Systems, Inc..................    480   15,082
         Furmanite Corp.+................................    539    3,746
         Mueller Water Products, Inc., Class A...........  2,298   20,222
         Northwest Pipe Co.+.............................    136    1,796
         Omega Flex, Inc.................................     41    1,695
         TimkenSteel Corp................................    570    6,065
                                                                 --------
                                                                   48,606
                                                                 --------
       STEEL-PRODUCERS -- 0.2%
         AK Steel Holding Corp.+.........................  2,539    7,338
         Carpenter Technology Corp.......................    720   23,983
         Commercial Metals Co............................  1,653   23,754
         Ryerson Holding Corp.+..........................    156      913
         Schnitzer Steel Industries, Inc., Class A.......    378    6,373
         Worthington Industries, Inc.....................    685   21,029
                                                                 --------
                                                                   83,390
                                                                 --------
       STORAGE/WAREHOUSING -- 0.1%
         Mobile Mini, Inc................................    655   22,427
         Wesco Aircraft Holdings, Inc.+..................    881   10,977
                                                                 --------
                                                                   33,404
                                                                 --------
       SUPRANATIONAL BANKS -- 0.0%
         Banco Latinoamericano de Comercio Exterior SA,
          Class E........................................    429   11,596
                                                                 --------
       TELECOM EQUIPMENT-FIBER OPTICS -- 0.5%
         Alliance Fiber Optic Products, Inc.............. 14,011  190,690
         Ciena Corp.+....................................  1,762   42,535
         Clearfield, Inc.+...............................    160    2,245
         Finisar Corp.+..................................  1,485   16,885
         Harmonic, Inc.+.................................  1,265    7,286

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                   VALUE
                    SECURITY DESCRIPTION                  SHARES  (NOTE 3)
    -----------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    TELECOM EQUIPMENT-FIBER OPTICS (CONTINUED)
      KVH Industries, Inc.+..............................    229 $    2,244
      Oclaro, Inc.+......................................  1,396      4,090
                                                                 ----------
                                                                    265,975
                                                                 ----------
    TELECOM SERVICES -- 2.0%
      Consolidated Communications Holdings, Inc..........    721     15,934
      EarthLink Holdings Corp............................  1,472     12,586
      FairPoint Communications, Inc.+....................    297      4,764
      GTT Communications, Inc.+..........................    349      6,533
      Hawaiian Telcom Holdco, Inc.+......................    153      3,492
      HC2 Holdings, Inc.+................................    281      2,124
      Inteliquent, Inc................................... 14,879    308,293
      Lumos Networks Corp................................    324      4,199
      NeuStar, Inc., Class A+............................    790     21,480
      ORBCOMM, Inc.+.....................................    854      5,073
      Pacific Data Vision+...............................    185      5,184
      Premiere Global Services, Inc.+....................    663      9,070
      RigNet, Inc.+......................................  7,962    238,860
      Spok Holdings, Inc.................................    310      5,589
      Straight Path Communications, Inc., Class B+.......    133      4,123
      Vonage Holdings Corp.+............................. 59,954    363,921
      West Corp..........................................    745     17,738
                                                                 ----------
                                                                  1,028,963
                                                                 ----------
    TELECOMMUNICATION EQUIPMENT -- 0.1%
      ADTRAN, Inc........................................    761     11,818
      Comtech Telecommunications Corp....................    232      5,605
      Plantronics, Inc...................................    559     29,974
      Preformed Line Products Co.........................     37      1,572
      ShoreTel, Inc.+....................................    922      8,704
      Sonus Networks, Inc.+..............................    706      4,667
                                                                 ----------
                                                                     62,340
                                                                 ----------
    TELEPHONE-INTEGRATED -- 0.1%
      Atlantic Tele-Network, Inc.........................    146     11,157
      Cincinnati Bell, Inc.+.............................  2,996     11,295
      General Communication, Inc., Class A+..............    499     10,162
      IDT Corp., Class B.................................    238      3,082
      Shenandoah Telecommunications Co...................    344     16,096
      Windstream Holdings, Inc...........................  1,440      9,375
                                                                 ----------
                                                                     61,167
                                                                 ----------
    TELEVISION -- 0.1%
      Central European Media Enterprises, Ltd., Class A+.  1,052      2,272
      Gray Television, Inc.+.............................    902     14,333
      Sinclair Broadcast Group, Inc., Class A............    946     28,390
                                                                 ----------
                                                                     44,995
                                                                 ----------
    TEXTILE-APPAREL -- 0.4%
      Cherokee, Inc.+.................................... 10,307    187,072
      Perry Ellis International, Inc.+...................    174      3,736
      Unifi, Inc.+.......................................    212      6,485
                                                                 ----------
                                                                    197,293
                                                                 ----------
    TEXTILE-PRODUCTS -- 0.0%
      Culp, Inc..........................................    147      4,411
                                                                 ----------
    THEATERS -- 0.4%
      AMC Entertainment Holdings, Inc., Class A..........    302      8,266
      Carmike Cinemas, Inc.+.............................  7,006    179,424

                                                             VALUE
                     SECURITY DESCRIPTION            SHARES (NOTE 3)
            --------------------------------------------------------
            THEATERS (CONTINUED)
              National CineMedia, Inc...............   878  $ 12,467
              Reading International, Inc., Class A+.   236     3,658
                                                            --------
                                                             203,815
                                                            --------
            THERAPEUTICS -- 1.1%
              Akebia Therapeutics, Inc.+............   348     3,104
              Anika Therapeutics, Inc.+............. 5,979   230,311
              aTyr Pharma, Inc.+....................    86     1,072
              Calithera Biosciences, Inc.+..........   157     1,341
              Cara Therapeutics, Inc.+..............   238     3,372
              Concert Pharmaceuticals, Inc.+........   219     4,973
              CorMedix, Inc.+.......................   443     1,125
              Durata Therapeutics, Inc.+(1)(2)......   228         0
              Dyax Corp.+........................... 2,081    57,290
              Flexion Therapeutics, Inc.+...........   198     3,263
              La Jolla Pharmaceutical Co.+..........   165     4,123
              MannKind Corp.+....................... 3,525    11,668
              Mirati Therapeutics, Inc.+............   141     4,989
              Neurocrine Biosciences, Inc.+......... 1,220    59,890
              Northwest Biotherapeutics, Inc.+......   668     3,260
              Osiris Therapeutics, Inc.............. 8,362   142,405
              Portola Pharmaceuticals, Inc.+........   660    31,423
              Proteon Therapeutics, Inc.+...........   110     1,507
              Sarepta Therapeutics, Inc.+...........   592    14,243
              Threshold Pharmaceuticals, Inc.+......   912     3,475
              Vital Therapies, Inc.+................   239     1,857
              Xencor, Inc.+.........................   405     4,386
              Zafgen, Inc.+.........................   235     2,263
                                                            --------
                                                             591,340
                                                            --------
            TOBACCO -- 0.1%
              Universal Corp........................   322    17,391
              Vector Group, Ltd..................... 1,225    29,706
                                                            --------
                                                              47,097
                                                            --------
            TOYS -- 0.0%
              JAKKS Pacific, Inc.+..................   270     2,138
                                                            --------
            TRANSACTIONAL SOFTWARE -- 0.2%
              ACI Worldwide, Inc.+.................. 1,668    39,949
              Bottomline Technologies de, Inc.+.....   584    16,165
              InnerWorkings, Inc.+..................   530     3,964
              Synchronoss Technologies, Inc.+.......   554    19,490
                                                            --------
                                                              79,568
                                                            --------
            TRANSPORT-AIR FREIGHT -- 0.0%
              Air Transport Services Group, Inc.+...   754     7,381
              Atlas Air Worldwide Holdings, Inc.+...   357    14,723
                                                            --------
                                                              22,104
                                                            --------
            TRANSPORT-EQUIPMENT & LEASING -- 0.1%
              Greenbrier Cos., Inc..................   377    14,341
              TAL International Group, Inc..........   475     8,056
              Textainer Group Holdings, Ltd.........   316     6,181
                                                            --------
                                                              28,578
                                                            --------
            TRANSPORT-MARINE -- 0.3%
              Ardmore Shipping Corp.................   256     3,674
              CAI International, Inc.+..............   246     2,859
              DHT Holdings, Inc..................... 1,326    10,422

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ----------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        TRANSPORT-MARINE (CONTINUED)
          Dorian LPG, Ltd.+.............................    357 $  4,205
          Eagle Bulk Shipping, Inc.+....................    317    1,934
          Frontline, Ltd.+..............................  1,543    4,876
          GasLog, Ltd...................................    594    6,873
          Golden Ocean Group, Ltd.......................    954    1,879
          Hornbeck Offshore Services, Inc.+.............    457    6,174
          Navios Maritime Acquisition Corp..............  1,171    4,192
          Navios Maritime Holdings, Inc.................  1,162    2,452
          Nordic American Offshore, Ltd.................    270    1,628
          Nordic American Tankers, Ltd..................  1,273   19,451
          Safe Bulkers, Inc.............................    541    1,666
          Scorpio Bulkers, Inc.+........................  2,578    3,609
          Scorpio Tankers, Inc..........................  2,554   23,293
          Ship Finance International, Ltd...............    846   14,458
          Teekay Tankers, Ltd., Class A.................  1,209    9,237
          Tidewater, Inc................................    672    8,299
          Ultrapetrol Bahamas, Ltd.+....................    305      137
                                                                --------
                                                                 131,318
                                                                --------
        TRANSPORT-SERVICES -- 0.6%
          Echo Global Logistics, Inc.+..................    422   10,039
          Era Group, Inc.+..............................    294    4,089
          Hub Group, Inc., Class A+.....................    515   20,590
          Matson, Inc...................................    620   28,415
          Radiant Logistics, Inc.+...................... 47,745  189,548
          Universal Truckload Services, Inc.............    118    1,886
          UTi Worldwide, Inc.+..........................  1,318    9,397
          XPO Logistics, Inc.+..........................  1,022   28,371
                                                                --------
                                                                 292,335
                                                                --------
        TRANSPORT-TRUCK -- 0.3%
          ArcBest Corp..................................    371    9,609
          Celadon Group, Inc............................    390    5,647
          Covenant Transportation Group, Inc., Class A+.    167    3,223
          Forward Air Corp..............................    442   20,049
          Heartland Express, Inc........................    719   13,539
          Knight Transportation, Inc....................    893   22,700
          Marten Transport, Ltd.........................    341    5,589
          P.A.M. Transportation Services, Inc.+.........     43    1,535
          Roadrunner Transportation Systems, Inc.+......    401    4,267
          Saia, Inc.+...................................    358    8,452
          Swift Transportation Co.+.....................  1,257   19,647
          USA Truck, Inc.+..............................    139    2,527
          Werner Enterprises, Inc.......................    634   16,776
          YRC Worldwide, Inc.+..........................    468    8,546
                                                                --------
                                                                 142,106
                                                                --------
        TRAVEL SERVICES -- 0.1%
          Liberty TripAdvisor Holdings, Inc., Class A+..  1,068   33,311
                                                                --------
        VETERINARY DIAGNOSTICS -- 1.0%
          Heska Corp.+..................................  6,738  207,261
          Neogen Corp.+.................................  5,799  313,436
          Phibro Animal Health Corp., Class A...........    249    8,306
                                                                --------
                                                                 529,003
                                                                --------
        VIRTUAL REALITY PRODUCTS -- 0.0%
          RealD, Inc.+..................................    576    5,858
                                                                --------
        VITAMINS & NUTRITION PRODUCTS -- 0.1%
          Natural Grocers by Vitamin Cottage, Inc.+.....    128    3,066

                                                                VALUE
                   SECURITY DESCRIPTION                SHARES  (NOTE 3)
      -------------------------------------------------------------------
      VITAMINS & NUTRITION PRODUCTS (CONTINUED)
        Natural Health Trends Corp....................    112 $     5,517
        Nature's Sunshine Products, Inc...............    151       1,789
        Nutraceutical International Corp.+............    119       2,916
        Omega Protein Corp.+..........................    310       5,642
        Synutra International, Inc.+..................    303       1,730
        USANA Health Sciences, Inc.+..................     80      10,288
                                                              -----------
                                                                   30,948
                                                              -----------
      WATER -- 0.1%
        American States Water Co......................    539      21,964
        Artesian Resources Corp., Class A.............    111       2,704
        California Water Service Group................    683      15,272
        Connecticut Water Service, Inc................    158       5,816
        Consolidated Water Co., Ltd...................    210       2,325
        Middlesex Water Co............................    230       5,927
        PICO Holdings, Inc.+..........................    329       3,178
        SJW Corp......................................    226       7,171
        York Water Co.................................    184       4,265
                                                              -----------
                                                                   68,622
                                                              -----------
      WEB HOSTING/DESIGN -- 0.1%
        Endurance International Group Holdings, Inc.+.    837      11,157
        NIC, Inc......................................    936      17,756
        Q2 Holdings, Inc.+............................    278       6,853
        Web.com Group, Inc.+..........................    625      14,669
        Wix.com, Ltd.+................................    267       5,906
                                                              -----------
                                                                   56,341
                                                              -----------
      WEB PORTALS/ISP -- 0.0%
        Blucora, Inc.+................................    584       5,723
                                                              -----------
      WIRE & CABLE PRODUCTS -- 0.7%
        Belden, Inc...................................    608      38,930
        Encore Wire Corp..............................    296      12,660
        General Cable Corp............................    698      10,742
        Insteel Industries, Inc....................... 13,872     296,722
                                                              -----------
                                                                  359,054
                                                              -----------
      WIRELESS EQUIPMENT -- 0.2%
        Aerohive Networks, Inc.+......................    333       2,244
        CalAmp Corp.+.................................    517       9,802
        Gogo, Inc.+...................................    802      11,332
        InterDigital, Inc.............................    515      26,131
        Novatel Wireless, Inc.+.......................    538       1,157
        Telenav, Inc.+................................    403       2,902
        Ubiquiti Networks, Inc........................    437      12,752
        ViaSat, Inc.+.................................    610      40,236
                                                              -----------
                                                                  106,556
                                                              -----------
      TOTAL COMMON STOCKS
         (cost $49,769,783)...........................         50,707,851
                                                              -----------
      EXCHANGE-TRADED FUNDS -- 0.5%
        iShares Russell 2000 Index Fund
         (cost $278,788)..............................  2,377     274,163
                                                              -----------
      TOTAL LONG-TERM INVESTMENT SECURITIES
         (cost $50,048,571)...........................         50,982,014
                                                              -----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 3)
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENT SECURITIES -- 1.5%
     TIME DEPOSITS -- 1.5%
       Euro Time Deposit with State Street Bank and
        Trust Co.
        0.01% due 11/02/2015
        (cost $797,000).............................. $797,000  $   797,000
                                                                -----------
     TOTAL INVESTMENTS
        (cost $50,845,571)(4)........................     98.7%  51,779,014
     Other assets less liabilities...................      1.3      661,142
                                                      --------  -----------
     NET ASSETS                                          100.0% $52,440,156
                                                      ========  ===========

--------
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 3.
(2)Illiquid security. At October 31, 2015, the aggregate value of these securities was $0 representing 0.0% of net assets.
(3)Fair valued security. Securities are classified as Level 2 based on the securities value input; see Note 3.
(4)See Note 6 for cost of investments on a tax basis.
CVR--Contingent Value Rights

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2015 (see Note 3):

                                  LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                      QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                  --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
  Cellular Telecom...............      $     2,279          $     --               $ 0           $     2,279
  Investment Companies...........            8,173               821                --                 8,994
  Medical-Drugs..................        2,365,774                --                 0             2,365,774
  Therapeutics...................          591,340                --                 0               591,340
  Other Industries...............       47,739,464                --                --            47,739,464
Exchange-Traded Funds............          274,163                --                --               274,163
Short-Term Investment Securities.               --           797,000                --               797,000
                                       -----------          --------               ---           -----------
TOTAL INVESTMENTS AT VALUE             $50,981,193          $797,821               $ 0           $51,779,014
                                       ===========          ========               ===           ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of seven different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2015. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica Commodity Strategy Fund (the "Commodity Strategy Fund"), SunAmerica Global Trends Fund (the "Global Trends Fund"), SunAmerica Focused Alpha Growth Fund (the "Focused Alpha Growth Fund"), SunAmerica Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund"), SunAmerica Income Explorer Fund (the "Income Explorer Fund") and SunAmerica Small-Cap Fund ("the Small-Cap Fund").

   On June 18, 2012, the Class A and Class C shares of the 2020 High Watermark Fund were closed to new investments as a result of an Early Closure Condition, as defined in the prospectus, which was caused by certain low interest rate conditions. The Class I shares of the Fund closed to new investments effective August 31, 2012 as a result of the same Early Closure Condition. This Early Closure Condition does not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

   In reorganizations that occurred on January 23, 2012 (the "Reorganizations"), the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund acquired the assets and assumed the liabilities of the Focused Alpha Growth Fund, Inc. and the Focused Alpha Large-Cap Fund, Inc., respectively (each a "Predecessor Fund" and together, the "Predecessor Funds"), both closed-end registered investment companies, in exchange for Class A shares of Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, respectively. These transactions were structured to qualify as tax-free reorganizations under the Internal Revenue Code. As a result of the Reorganizations, each of the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund carried forward the performance and accounting history of the corresponding Predecessor Fund, as each Predecessor Fund is the accounting survivor of the respective Reorganization. The most recent fiscal year end of the Predecessor Funds was December 31, 2011.

   Effective September 21, 2015, the Alternative Strategy Fund's name changed to the "SunAmerica Commodity Strategy Fund" along with certain changes to the Fund's principal investment strategy and techniques. These changes are reflected below.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The 2020 High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the protected high watermark value ("Protected High Watermark Value"). The Fund seeks high total return as a secondary objective. The Protected High Watermark Value for the Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. Pursuant to the Master Agreement between the Trust and PGF, the Fund pays PGF a fee at an annual rate of 0.35% of the average daily net assets of the Fund.

   If the NAV of the 2020 High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Fund's ability to meet the Payment Undertaking.

   The 2020 High Watermark Fund is subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the Fund's subadviser, to provide certain information to PGF on a daily basis and to follow certain

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the 2020 High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   As described under Note 4, SunAmerica has contractually agreed to reduce its fees in the event that the 2020 High Watermark Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and the 2020 High Watermark Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances ("Early Fund Termination"), the 2020 High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

   Please refer to the 2020 High Watermark Fund's prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, the Master Agreement, an Early Closure Condition and an Early Fund Termination.

   The Commodity Strategy Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets. The Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income markets, currencies and commodities.

   The Focused Alpha Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   The Income Explorer Fund seeks to provide high current income with a secondary objective of capital appreciation primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   The Small-Cap Fund seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

   Each Fund, except for the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, is a "diversified" Fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the 2020 High Watermark Fund will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 4).

   Class A shares acquired in connection with the Reorganizations were subject to a redemption fee of 1.00% of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged on or before April 20, 2012. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative daily net assets of each class.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Commodity Strategy Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

   The SunAmerica Commodity Strategy Cayman Fund, Ltd. (f/k/a SunAmerica Alternative Strategies Cayman Fund, Ltd.) (the "Commodity Strategy Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Commodity Strategy Fund. The Commodity Strategy Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Commodity Strategy Fund in order to effect certain investments on behalf of the Commodity Strategy Fund consistent with the investment objectives and policies in the Commodity

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        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   Strategy Fund's prospectus and statement of additional information. With respect to its investments, the Commodity Strategy Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategy Fund; however, the Commodity Strategy Subsidiary (unlike the Commodity Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments that may otherwise be limited if purchased by the Commodity Strategy Fund due to federal tax requirements relating to qualifying income. The Commodity Strategy Fund and Commodity Strategy Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Commodity Strategy Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its assets in the Commodity Strategy Subsidiary. As of October 31, 2015, net assets of the Commodity Strategy Fund were $43,722,444, of which approximately $9,068,936, or approximately 20.7%, represented the Commodity Strategy Fund's ownership of all issued shares and voting rights of the Commodity Strategy Subsidiary.

   The SunAmerica Global Trends Cayman Fund, Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2015, net assets of the Global Trends Fund were $42,205,579, of which approximately $9,606,486, or approximately 22.8%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

70

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   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2015 is reported on a schedule following each Fund's Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1.

                                                                          71

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        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   Option contracts traded in the over-the-counter ("OTC") market are valued based upon the average of quotations received from at least two brokers in such securities or currencies, and are generally categorized as Level 1. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded over the counter are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   DERIVATIVE INSTRUMENTS:

   Futures: During the period, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposure. The Commodity Strategy Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and for hedging purposes. The Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

   A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "broker"). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contract and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to a Fund since exchange-traded futures contracts are centrally cleared.

   Futures contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Forward Foreign Currency Contracts: During the period, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. The Income Explorer Fund used forward contracts to attempt to protect the value of securities and related receivables against changes in future exchange rates.

72

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        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

   Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Options: During the period, the Commodity Strategy Fund used options contracts to obtain or hedge exposure to commodities, to seek higher investment returns, and to seek protection against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

   Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

                                                                          73

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        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   Written option contracts outstanding at the end of the period, if any, are reported on a schedule following each Fund's Portfolio of Investments.

   Transactions in options written during the year ended October 31, 2015 are summarized as follows:

                                                       WRITTEN OPTIONS
                                                       FUTURE CONTRACTS
                                                     -------------------
                                                          COMMODITY
                                                        STRATEGY FUND#
                                                     -------------------
                                                     NUMBER OF  PREMIUMS
                                                     CONTRACTS  RECEIVED
                                                     --------- ---------
Options outstanding as of October 31, 2014..........    153    $  82,880
Options written.....................................    690      446,238
Options terminated in closing purchase transactions.   (222)    (109,690)
Options exercised...................................     --           --
Options expired.....................................   (543)    (278,411)
                                                       ----    ---------
Options outstanding as of October 31, 2015..........     78    $ 141,017
                                                       ====    =========

--------
#  Consolidated; see Note 2.

   Swap Contracts: Certain Funds may enter into credit default, interest rate, equity and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract ("centrally cleared swaps"). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the "CCP") and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as due from broker. Unlike a bilateral swap contract, for centrally cleared swaps, a Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Fund are included as part of realized gain (loss).

   Equity Swap Agreements: During the period, the Commodity Strategy Fund used equity swaps, a type of total return swap, for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures.

   Equity swaps are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

   The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks.

74

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        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   Therefore, the return to the Fund on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

   The Fund will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.

   Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net discounted amount of payments that the Fund is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.

   Equity swap contracts outstanding at the end of the period, if any, are reported on a schedule following the Fund's Portfolio of Investments.

   Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset's perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the sub-adviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss.

   Commodity-Linked Notes: During the period, the Commodity Strategy Fund invested in commodity-linked notes in order to gain exposure to the commodities markets. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

   Risks of Commodity-Linked Derivatives: Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. The commodity-linked derivative instruments in which certain of the Funds invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these swaps as compared to the index.

   Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund's financial statements. See additional information on specific types of derivative instruments and other financial instruments as disclosed in the Notes to Financial Statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following tables represent the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended October 31, 2015. For a detailed presentation of derivatives held as of October 31, 2015, please refer to a schedule following each Fund's Portfolio of Investments.

                                                                    ASSET DERIVATIVES
                               --------------------------------------------------------------------------------------------
                                                                                                        FOREIGN
                                INTEREST RATE      EQUITY                                               EXCHANGE
                                  CONTRACTS       CONTRACTS             COMMODITY CONTRACTS            CONTRACTS
                               --------------- --------------- -------------------------------------- ------------
                                                                                                        FOREIGN
                                   FUTURES         FUTURES         FUTURES       OPTIONS      SWAP      EXCHANGE
                               CONTRACTS(1)(6) CONTRACTS(1)(6) CONTRACTS(1)(6) PURCHASED(2) CONTRACTS CONTRACTS(3)  TOTAL
                               --------------- --------------- --------------- ------------ --------- ------------ --------
FUND
----
2020 High Watermark...........     $    --         $    --        $     --       $     --      $--      $    --    $     --
SunAmerica Commodity Strategy.          --              --         257,881         26,830       --           --     284,711
SunAmerica Global Trends......      37,370          25,908              --             --       --        5,785      69,063
SunAmerica Income Explorer....          --              --              --             --       --           --          --

                                                                  LIABILITY DERIVATIVES
                               --------------------------------------------------------------------------------------------
                                                                                                        FOREIGN
                                INTEREST RATE      EQUITY                                               EXCHANGE
                                  CONTRACTS       CONTRACTS             COMMODITY CONTRACTS            CONTRACTS
                               --------------- --------------- -------------------------------------- ------------
                                                                                                        FOREIGN
                                   FUTURES         FUTURES         FUTURES       OPTIONS      SWAP      EXCHANGE
                               CONTRACTS(1)(6) CONTRACTS(1)(6) CONTRACTS(1)(6)  WRITTEN(4)  CONTRACTS CONTRACTS(5)  TOTAL
                               --------------- --------------- --------------- ------------ --------- ------------ --------
FUND
----
2020 High Watermark...........     $    --         $   465        $     --       $     --      $--      $    --    $    465
SunAmerica Commodity Strategy.          --              --         102,307        144,500       --           --     246,807
SunAmerica Global Trends......          --          68,600              --             --       --       24,648      93,248
SunAmerica Income Explorer....          --              --              --             --       --           --          --

   STATEMENT OF ASSETS AND LIABILITIES LOCATION:

   (1) Variation margin on futures contracts
   (2) Investments, at value
   (3) Unrealized appreciation on forward foreign currency contracts
   (4) Call and put options written, at value
   (5) Unrealized depreciation on forward foreign currency contracts
   (6) The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Fund's Portfolio of Investments in the following amounts:

                                                  CUMULATIVE
                                                 APPRECIATION
                 FUND                           (DEPRECIATION)
                 ----                           --------------
                 2020 High Watermark...........    $ 7,028
                 SunAmerica Commodity Strategy.     64,510
                 SunAmerica Global Trends......     34,537

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


                            REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN STATEMENT OF OPERATIONS
                     ----------------------------------------------------------------------------------------------------
                                                                                                FOREIGN
                     INTEREST RATE      EQUITY                                                  EXCHANGE
                       CONTRACTS      CONTRACTS             COMMODITY CONTRACTS                CONTRACTS
                     -------------   ------------   ----------------------------------------- ------------
                                                                                                FOREIGN
                        FUTURES        FUTURES        FUTURES                      SWAP         EXCHANGE
                     CONTRACTS(1)    CONTRACTS(1)   CONTRACTS(1)   OPTIONS*    CONTRACTS(1)   CONTRACTS(2)      TOTAL
                     -------------   ------------   ------------   --------    ------------   ------------   -----------
FUND
----
2020 High Watermark.   $      --     $      (607)   $        --    $     --      $    --        $     --     $      (607)
SunAmerica
 Commodity Strategy.     259,019         560,754       (255,212)    402,781       87,106              --       1,054,448
SunAmerica Global
 Trends.............      24,079       3,697,250     (1,048,629)         --           --          93,684       2,766,384
SunAmerica Income
 Explorer...........          --              --             --          --           --           3,514           3,514

                     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN STATEMENT OF OPERATIONS
                     ----------------------------------------------------------------------------------------------------
                                                                                                FOREIGN
                     INTEREST RATE      EQUITY                                                  EXCHANGE
                       CONTRACTS      CONTRACTS             COMMODITY CONTRACTS                CONTRACTS
                     -------------   ------------   ----------------------------------------- ------------
                                                                                                FOREIGN
                        FUTURES        FUTURES        FUTURES                      SWAP         EXCHANGE
                     CONTRACTS(3)    CONTRACTS(3)   CONTRACTS(3)   OPTIONS*     CONTRACTS     CONTRACTS(4)      TOTAL
                     -------------   ------------   ------------   --------    ------------   ------------   -----------
FUND
----
2020 High Watermark.   $      --     $     5,265    $        --    $     --      $    --        $     --     $     5,265
SunAmerica
 Commodity Strategy.    (162,092)       (126,270)        64,510     (46,247)          --              --        (270,099)
SunAmerica Global
 Trends.............      14,587      (1,036,947)       (50,451)         --           --         (18,863)     (1,091,674)
SunAmerica Income
 Explorer...........          --              --             --          --           --          (2,380)         (2,380)

--------
*  Includes amounts relating to purchased and written options as follows:

                                                           CHANGE IN UNREALIZED
                                REALIZED GAIN (LOSS) ON   APPRECIATION (DEPRECIATION)
                                DERIVATIVES RECOGNIZED IN ON DERIVATIVES RECOGNIZED IN
                                STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
                                ------------------------- ----------------------------
                                  COMMODITY CONTRACTS       COMMODITY CONTRACTS
                                ------------------------- ----------------------------
                                  OPTIONS      OPTIONS      OPTIONS        OPTIONS
                                PURCHASED(6)  WRITTEN(1)  PURCHASED(5)    WRITTEN(3)
                                ------------  ----------  ------------    ----------
 FUND
 ----
 SunAmerica Commodity Strategy.   $158,768     $244,013     $(30,234)     $(16,013)

   STATEMENT OF OPERATIONS LOCATION:

   (1) Net realized gain (loss) on futures contracts, written options contracts and swap contracts
   (2) Net realized foreign exchange gain (loss) on other assets and liabilities
   (3) Change in unrealized appreciation (depreciation) on futures contracts, written options contracts and swap contracts
   (4) Change in unrealized foreign exchange gain (loss) on other assets and liabilities
   (5) Change in unrealized appreciation (depreciation) on investments (unaffiliated)
   (6) Net realized gain (loss) on investments (unaffiliated)

   The following table represents the average monthly balances of derivatives held during the year ended October 31, 2015.

                                                      AVERAGE AMOUNT OUTSTANDING DURING THE PERIOD
                            ------------------------------------------------------------------------------------------------
                                                           PURCHASED                  TOTAL RETURN WRITTEN CALL WRITTEN PUT
                              FUTURES    FOREIGN EXCHANGE CALL OPTIONS   PURCHASED        SWAP        OPTION       OPTION
                            CONTRACTS(1)   CONTRACTS(2)   CONTRACTS(1) PUT OPTIONS(1) CONTRACTS(1) CONTRACTS(1) CONTRACTS(1)
                            ------------ ---------------- ------------ -------------- ------------ ------------ ------------
FUND
----
2020 High Watermark........ $   102,333      $     --        $   --       $    --      $       --     $   --      $    --
SunAmerica Commodity
  Strategy.................  24,594,727            --         2,238        23,205       1,293,915      1,558       33,856
SunAmerica Global Trends...  29,353,288       840,596            --            --              --         --           --
SunAmerica Income Explorer.          --        20,870            --            --              --         --           --

--------
(1)Amounts represent values in US dollars.
(2)Amounts represent notional amounts in US dollars.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   The following tables set forth the Funds' derivative assets and liabilities by counterparty, net of amount available for offset under Master Agreements and net of related collateral pledged/(received) as of October 31, 2015. The repurchase agreements held by the Funds as of October 31, 2015 are subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about the Funds' holdings in repurchase agreements.

                                                    COMMODITY STRATEGY FUND
                             ---------------------------------------------------------------------
                                   DERIVATIVE ASSETS/(1)/           DERIVATIVE LIABILITIES/(1)/
                             ----------------------------------- ---------------------------------
                              FORWARD                             FORWARD                               NET
                              FOREIGN                             FOREIGN                           DERIVATIVE     COLLATERAL
                             CURRENCY             OPTIONS        CURRENCY            OPTIONS          ASSETS        PLEDGED/
       COUNTERPARTY          CONTRACTS OTC SWAPS PURCHASED TOTAL CONTRACTS OTC SWAPS WRITTEN TOTAL (LIABILITIES) (RECEIVED)/(2)/
---------------------------- --------- --------- --------- ----- --------- --------- ------- ----- ------------- --------------
Goldman Sachs International.    $--       $--       $--     $--     $--       $--      $--    $--       $--           $--
JPMorgan Chase Bank.........     --        --        --      --      --        --       --     --        --            --
                             --------- --------- --------- ----- --------- --------- ------- ----- ------------- --------------
Total.......................    $--       $--       $--     $--     $--       $--      $--    $--       $--           $--
                             ========= ========= ========= ===== ========= ========= ======= ===== ============= ==============






                                NET
       COUNTERPARTY          AMOUNT/(3)/
---------------------------- ----------
Goldman Sachs International.    $--
JPMorgan Chase Bank.........     --
                             ----------
Total.......................    $--
                             ==========

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

                                                  GLOBAL TRENDS FUND
                       ------------------------------------------------------------------------
                              DERIVATIVE ASSETS/(1)/            DERIVATIVE LIABILITIES/(1)/
                       ------------------------------------ -----------------------------------
                        FORWARD                              FORWARD                                 NET
                        FOREIGN                              FOREIGN                             DERIVATIVE     COLLATERAL
                       CURRENCY             OPTIONS         CURRENCY            OPTIONS            ASSETS        PLEDGED/
    COUNTERPARTY       CONTRACTS OTC SWAPS PURCHASED TOTAL  CONTRACTS OTC SWAPS WRITTEN  TOTAL  (LIABILITIES) (RECEIVED)/(2)/
---------------------- --------- --------- --------- ------ --------- --------- ------- ------- ------------- --------------
State Street Bank and
 Trust Co.............  $   --      $--       $--    $   --  $24,648     $--      $--   $24,648   $(24,648)        $--
UBS AG................   5,785       --        --     5,785       --      --       --        --      5,785          --
                       --------- --------- --------- ------ --------- --------- ------- ------- ------------- --------------
Total.................  $5,785      $--       $--    $5,785  $24,648     $--      $--   $24,648   $(18,863)        $--
                       ========= ========= ========= ====== ========= ========= ======= ======= ============= ==============






                          NET
    COUNTERPARTY       AMOUNT/(3)/
---------------------- ----------
State Street Bank and
 Trust Co.............  $(24,648)
UBS AG................     5,785
                       ----------
Total.................  $(18,863)
                       ==========

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   As of October 31, 2015, the following funds held an undivided interest in a joint repurchase agreement with Bank of America Securities LLC:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    2.70%   $2,620,000
Commodity Strategy Subsidiary.    1.15     1,115,000
Global Trends Fund............    7.31     7,105,000
Global Trends Subsidiary......    2.27     2,210,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Bank of America Securities LLC, dated October 30, 2015, bearing interest at a rate of 0.06% per annum, with a principal amount of $97,160,000, a repurchase price of $97,160,486, and a maturity date of November 2, 2015. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   1.38%   4/30/2020 $52,903,500 $53,047,450
U.S. Treasury Notes.   1.75   10/31/2020  45,128,700  45,919,806

   As of October 31, 2015, the following funds held an undivided interest in a joint repurchase agreement with Barclays Capital, Inc:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    2.70%   $2,155,000
Commodity Strategy Subsidiary.    1.14       910,000
Global Trends Fund............    7.31     5,845,000
Global Trends Subsidiary......    2.26     1,805,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Barclays Capital, Inc, dated October 30, 2015, bearing interest at a rate of 0.08% per annum, with a principal amount of $79,955,000, a repurchase price of $79,955,533, and a maturity date of November 2, 2015. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   2.13%  6/30/2021 $79,224,000 $81,583,654

   As of October 31, 2015, the following funds held an undivided interest in a joint repurchase agreement with BNP Paribas SA:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    2.70%   $2,155,000
Commodity Strategy Subsidiary.    1.14       910,000
Global Trends Fund............    7.31     5,845,000
Global Trends Subsidiary......    2.26     1,805,000

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   BNP Paribas SA, dated October 30, 2015, bearing interest at a rate of 0.07% per annum, with a principal amount of $79,955,000, a repurchase price of $79,955,466, and a maturity date of November 2, 2015. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   1.00%  9/30/2019 $82,633,000 $81,622,728

   As of October 31, 2015, the following funds held an undivided interest in a joint repurchase agreement with Deutsche Bank AG:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    2.69%   $2,385,000
Commodity Strategy Subsidiary.    1.13     1,005,000
Global Trends Fund............    7.31     6,475,000
Global Trends Subsidiary......    2.26     2,000,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Deutsche Bank AG, dated October 30, 2015, bearing interest at a rate of 0.06% per annum, with a principal amount of $88,575,000, a repurchase price of $88,575,443, and a maturity date of November 2, 2015. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   3.25%  7/31/2016 $87,836,000 $90,439,459

   As of October 31, 2015, the following funds held an undivided interest in a joint repurchase agreement with RBS Securities, Inc.:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    2.70%   $2,155,000
Commodity Strategy Subsidiary.    1.14       910,000
Global Trends Fund............    7.31     5,845,000
Global Trends Subsidiary......    2.26     1,805,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   RBS Securities, Inc., dated October 30, 2015, bearing interest at a rate of 0.07% per annum, with a principal amount of $79,955,000, a repurchase price of $79,955,466, and a maturity date of November 2, 2015. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   1.38%  8/31/2020 $81,941,000 $81,671,414

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the exdividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   Distributions received from Real Estate Investment Trusts ("REIT") investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

   Expenses common to all Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income, if any, are normally paid monthly for the Income Explorer Fund. All other Funds pay annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and the net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 -2014 or expected to be taken in each Funds' 2015 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2012.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the Period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

   ORGANIZATION AND OFFERING COSTS: Organization costs incurred in connection with the commencement of the SunAmerica Small-Cap Fund have been expensed, while offering costs were reflected as "Deferred offering costs" in the Statement of Assets and Liabilities of the Fund, and amortized over a 12-month period. As of October 31, 2015, the deferred offering costs of the SunAmerica Small-Cap Fund were fully amortized.

Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

FUND                          PERCENTAGE
----                          ----------
2020 High Watermark Fund(1)..    0.65%
Commodity Strategy Fund......    1.00
Global Trends Fund...........    1.10
Focused Alpha Growth Fund....    1.00
Focused Alpha Large-Cap Fund.    1.00
Income Explorer Fund.........    1.00
Small-Cap Fund...............    1.00

--------
(1)If the 2020 High Watermark Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40%, for the remainder of the investment period.

   The Commodity Strategy Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Commodity Strategy Subsidiary. In consideration of these services, the Commodity Strategy Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Commodity Strategy Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Commodity Strategy Fund in an amount equal to the management fee paid by the Commodity Strategy Subsidiary to SunAmerica (the "Commodity Strategy Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Commodity Strategy Subsidiary is in place. For the year ended October 31, 2015, the amount of advisory fees waived was $121,157.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the year ended
   October 31, 2015, the amount of advisory fees waived was $113,484.

   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be 43% of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.20% of the 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). Effective October 1, 2014, the High Watermark Subadvisory Agreement was amended with respect to the Minimum Fee (the "Minimum

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   Fee Agreement"). In particular, effective as of October 1, 2014 until October 31, 2015, the Minimum Fee is equal to the greater of 0.20% of the Fund's average daily net assets, accrued daily and payable monthly, or $38,500 per month. The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. Notwithstanding the Minimum Fee Agreement, the continuation of the Minimum Fee was most recently approved at the June 2, 2015 board meeting to continue in effect until October 31, 2016.

   Effective September 21, 2015, pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company LLP ("Wellington") (the "Commodity Strategy Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Commodity Strategy Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.40% of average daily net assets of the Commodity Strategy Subsidiary. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Commodity Strategy Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Commodity Strategy Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as the contract with the Commodity Strategy Subsidiary is in place. Prior to September 21, 2015, the amount of subadvisory fees paid to Franklin Alternative Strategies Advisers, LLC (d/b/a Pelagos Capital Management ("Pelagos")) under its prior subadvisory agreement SunAmerica was 0.40% of average daily net assets.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco Capital Management, LLC ("Marisco"), and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Growth Fund to Marisco and BAMCO. SunAmerica pays Marisco and BAMCO a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2015, SunAmerica paid Marisco and BAMCO at an aggregate annual rate of 0.47% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap portion of the Fund and BAMCO is responsible for managing the small- and mid-cap portion of the Fund. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marisco and Blackrock. SunAmerica pays Marisco and Blackrock a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the year ended October 31, 2015, SunAmerica paid Marisco and Blackrock at an aggregate annual rate of 0.40% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap growth portion of the Fund and Blackrock is responsible for managing the large-cap value portion of the Fund. Each Subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the subadvisory agreement between SunAmerica and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), SunAmerica has delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen & Steers. For its services under the Subadvisory Agreement, Cohen & Steers will receive a subadvisory fee at an annual rate of 0.40% of the average daily net assets on the first $200 million, 0.35% on the next $200 million and 0.30% thereafter of the portion of the Fund that it manages. Cohen and Steers is paid by SunAmerica and not by the Fund.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   Pursuant to the Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC ("Cadence"), SunAmerica has delegated a portion of portfolio management responsibilities of the Small-Cap Fund to Cadence. Cadence is responsible for managing the micro-cap growth portion of the Fund. For its services under the Subadvisory Agreement, Cadence will receive a subadvisory fee at an annual rate of 0.50% of the average daily net assets of the portion of the Fund that it manages. Cadence is paid by SunAmerica and not by the Fund.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, such as litigation or acquired Fund fees and expenses brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                             PERCENTAGE
----                             ----------
2020 High Watermark Class A.....    1.65%
2020 High Watermark Class C.....    2.30
2020 High Watermark Class I.....    1.18
Commodity Strategy Class A......    1.72
Commodity Strategy Class C......    2.37
Commodity Strategy Class W......    1.52
Global Trends Class A...........    1.85
Global Trends Class C...........    2.50
Global Trends Class W...........    1.65
Focused Alpha Growth Class A....    1.72
Focused Alpha Growth Class C....    2.37
Focused Alpha Growth Class W....    1.52
Focused Alpha Large-Cap Class A.    1.72
Focused Alpha Large-Cap Class C.    2.37
Focused Alpha Large-Cap Class W.    1.52
Income Explorer Class A.........    1.72
Income Explorer Class C.........    2.37
Income Explorer Class W.........    1.52
Small-Cap Class A...............    1.72
Small-Cap Class C...............    2.37
Small-Cap Class W...............    1.52

   Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Fund's investors or, with respect to the 2020 High Watermark Fund, to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the year ended October 31, 2015, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $122,048 for 2020 High Watermark Fund.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   For the year ended October 31, 2015, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                           OTHER
                          EXPENSES
FUND                     REIMBURSED
----                     ----------
2020 High Watermark.....  $ 83,215
Commodity Strategy......   149,288
Global Trends...........    30,455
Focused Alpha Growth....        --
Focused Alpha Large-Cap.        --
Income Explorer.........    26,895
Small Cap...............    61,128

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                               REIMBURSED
----                             --------------
2020 High Watermark Class A.....    $ 50,091
2020 High Watermark Class C.....      19,568
2020 High Watermark Class I.....      62,172
Commodity Strategy Class A......     107,305
Commodity Strategy Class C......      28,495
Commodity Strategy Class W......      25,211
Global Trends Class A...........      89,721
Global Trends Class C...........      34,182
Global Trends Class W...........      19,966
Focused Alpha Growth Class A....          --
Focused Alpha Growth Class C....          --
Focused Alpha Growth Class W....          --
Focused Alpha Large-Cap Class A.          --
Focused Alpha Large-Cap Class C.          --
Focused Alpha Large-Cap Class W.       5,914
Income Explorer Class A.........      68,680
Income Explorer Class C.........      21,003
Income Explorer Class W.........      13,428
Small Cap Class A...............     111,598
Small Cap Class C...............      16,630
Small Cap Class W...............      15,848

   For the year ended October 31, 2015, the amounts recouped by SunAmerica are as follows:

                          OTHER
                         EXPENSES
FUND                     RECOUPED
----                     --------
2020 High Watermark.....   $--
Commodity Strategy......    --
Global Trends...........    --
Focused Alpha Growth....    --
Focused Alpha Large-Cap.    --
Income Explorer.........    --
Small Cap...............    --

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


                                 CLASS SPECIFIC
                                    EXPENSES
FUND                                RECOUPED
----                             --------------
2020 High Watermark Class A.....     $   --
2020 High Watermark Class C.....         --
2020 High Watermark Class I.....         --
Commodity Strategy Class A......         --
Commodity Strategy Class C......         --
Commodity Strategy Class W......         --
Global Trends Class A...........         --
Global Trends Class C...........         --
Global Trends Class W...........         --
Focused Alpha Growth Class A....         --
Focused Alpha Growth Class C....      4,690
Focused Alpha Growth Class W....         --
Focused Alpha Large-Cap Class A.         --
Focused Alpha Large-Cap Class C.         --
Focused Alpha Large-Cap Class W.      2,988
Income Explorer Class A.........         --
Income Explorer Class C.........         --
Income Explorer Class W.........         --
Small Cap Class A...............         --
Small Cap Class C...............         --
Small Cap Class W...............         --

   At October 31, 2015, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

                             OTHER EXPENSES REIMBURSED
                         ---------------------------------
FUND                     OCTOBER 31, 2016 OCTOBER 31, 2017
----                     ---------------- ----------------
2020 High Watermark.....     $55,453          $ 83,215
Commodity Strategy......      50,060           149,288
Global Trends...........      21,547            30,455
Focused Alpha Growth....          --                --
Focused Alpha Large-Cap.          --                --
Income Explorer.........      43,865            26,895
Small Cap...............      19,365            61,128

                                 CLASS SPECIFIC EXPENSES REIMBURSED
                                 ---------------------------------
FUND                             OCTOBER 31, 2016  OCTOBER 31, 2017
----                             ----------------  ----------------
2020 High Watermark Class A.....     $ 48,612          $ 50,091
2020 High Watermark Class C.....       21,501            19,568
2020 High Watermark Class I.....       67,967            62,172
Commodity Strategy Class A......      103,023           107,305
Commodity Strategy Class C......       32,570            28,495
Commodity Strategy Class W......       29,286            25,211
Global Trends Class A...........       95,528            89,721
Global Trends Class C...........       25,687            34,182
Global Trends Class W...........       14,009            19,966
Focused Alpha Growth Class A....           --                --
Focused Alpha Growth Class C....           --                --
Focused Alpha Growth Class W....           --                --
Focused Alpha Large-Cap Class A.           --                --
Focused Alpha Large-Cap Class C.           --                --
Focused Alpha Large-Cap Class W.        7,559             5,914
Income Explorer Class A.........       50,777            68,680
Income Explorer Class C.........        9,262            21,003

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                         CLASS SPECIFIC EXPENSES REIMBURSED
                         ---------------------------------
FUND                     OCTOBER 31, 2016  OCTOBER 31, 2017
----                     ----------------  ----------------
Income Explorer Class W.     $ 7,377           $ 13,428
Small Cap Class A.......      79,908            111,598
Small Cap Class C.......      13,912             16,630
Small Cap Class W.......      13,782             15,848

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. For the year ended October 31, 2015, ACS received fees based upon the aforementioned rates (see Statement of Operations).

   The Trust, on behalf of the 2020 High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for providing administrative and shareholder services to Class I shareholders. For the year ended October 31, 2015, ACS earned fees based upon the aforementioned rates (see Statement of Operations). The Trust, on behalf of the Commodity Strategy, Global Trends, Focused Alpha Growth, Focused Alpha Large-Cap, Income Explorer and Small Cap Funds, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2015, ACS earned fees based upon the aforementioned rates (see Statement of Operations).

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended October 31, 2015, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                               CLASS A                     CLASS A       CLASS C
                               ---------------------------------------- ------------- -------------
                                                                         CONTINGENT    CONTINGENT
                                 SALES      AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                            CHARGES   BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                           ---------- -------------- -------------- ------------- -------------
2020 High Watermark........... $       --    $     --       $     --       $    --       $    --
SunAmerica Commodity Strategy.     21,061       5,852         11,883            37           113
Global Trends.................     14,846       7,936          4,651            54           266
Focused Alpha Growth..........  1,024,915     497,369        370,674         9,283        11,635
Focused Alpha Large-Cap.......    467,529     200,636        196,768        10,918         2,943
SunAmerica Income Explorer....     57,617      34,450         13,388            --         1,003
SunAmerica Small-Cap..........     37,509      19,206         11,873            --            29

   The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company in connection with the services that it offers to the shareholders of the Funds. Pursuant to the

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   Service Agreement the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the year ended
   October 31, 2015, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                              PAYABLE AT
FUND                             EXPENSES  OCTOBER 31, 2015
----                             --------- ----------------
2020 High Watermark Class A.....    50,902       4,131
2020 High Watermark Class C.....     9,403         692
2020 High Watermark Class I.....    20,542       1,561
Commodity Strategy Class A......    85,745       6,781
Commodity Strategy Class C......    14,820       1,007
Commodity Strategy Class W......    12,960         580
Global Trends Class A...........    73,531       5,914
Global Trends Class C...........    21,353       1,509
Global Trends Class W...........     8,065         506
Focused Alpha Growth Class A....   991,839      80,627
Focused Alpha Growth Class C....   225,867      18,158
Focused Alpha Growth Class W....   123,994      10,239
Focused Alpha Large-Cap Class A. 1,133,227      90,632
Focused Alpha Large-Cap Class C.   279,790      22,580
Focused Alpha Large-Cap Class W.    36,704       3,077
Income Explorer Class A.........    47,480       3,727
Income Explorer Class C.........     7,148         566
Income Explorer Class W.........     1,041          81
Small-Cap Class A...............   113,167       9,577
Small-Cap Class C...............       877          99
Small-Cap Class W...............       254          20

   At October 31, 2015, the following affiliates owned a percentage of the outstanding shares of the following Funds:

FUND                                  HOLDER                PERCENTAGE
----                     ---------------------------------- ----------
Commodity Strategy...... Focused Multi-Asset Strategy Fund     57.6%
Global Trends........... Focused Balanced Strategy Fund        12.1%
                         Focused Multi-Asset Strategy Fund     30.9%
Focused Alpha Growth.... Focused Balanced Strategy Fund         2.4%
                         Focused Multi-Asset Strategy Fund      5.3%
Focused Alpha Large-Cap. Focused Balanced Strategy Fund         2.9%
                         Focused Multi-Asset Strategy Fund      5.2%
Income Explorer......... Focused Balanced Strategy Fund        12.9%
                         Focused Multi-Asset Strategy Fund     57.6%
Small-Cap............... Focused Balanced Strategy Fund        31.1%
                         Focused Multi-Asset Strategy Fund     57.0%

   At October 31, 2015, The Variable Annuity Life Insurance Company, an affiliate of SunAmerica, owned 24.5% of the outstanding shares of the 2020 High Watermark Fund.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2015 were as follows:

                            PURCHASES         SALES
                          OF PORTFOLIO    OF PORTFOLIO
                           SECURITIES      SECURITIES    PURCHASES     SALES
                         (EXCLUDING U.S. (EXCLUDING U.S.  OF U.S.     OF U.S.
                           GOVERNMENT      GOVERNMENT    GOVERNMENT  GOVERNMENT
FUND                       SECURITIES)     SECURITIES)   SECURITIES  SECURITIES
----                     --------------- --------------- ----------- -----------
2020 High Watermark.....  $         --    $         --   $        -- $ 5,957,035
Commodity Strategy......     4,875,641       8,235,745    11,083,749  32,993,711
Global Trends...........            --              --            --          --
Focused Alpha Growth....   595,107,386     648,712,536            --          --
Focused Alpha Large-Cap.   519,513,367     564,882,257            --          --
Income Explorer.........    12,486,277      13,393,064            --          --
Small-Cap...............    44,894,786      46,095,320            --          --

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from a wholly-owned foreign subsidiary, amortization of organizational costs, late year ordinary loss deferral, partnership investments, investments in passive foreign investment companies, wash sales and derivative transactions.

                                             DISTRIBUTABLE EARNINGS              TAX DISTRIBUTIONS
                                    ----------------------------------------  ------------------------
                                                   FOR THE YEAR ENDED OCTOBER 31, 2015
                                    ------------------------------------------------------------------
                                                 LONG-TERM      UNREALIZED
                                     ORDINARY  GAINS/CAPITAL   APPRECIATION    ORDINARY    LONG-TERM
FUND                                  INCOME   LOSS CARRYOVER (DEPRECIATION)*   INCOME   CAPITAL GAINS
----                                ---------- -------------- --------------- ---------- -------------
2020 High Watermark................ $  672,320  $(15,823,109)  $  3,710,590   $  925,512  $        --
SunAmerica Commodity Strategy#.....         --   (83,767,446)    (9,183,762)          --           --
SunAmerica Global Trends#..........    900,269       744,486    (16,206,515)          --      741,688
SunAmerica Focused Alpha Growth....         --    70,160,201    113,243,676           --   19,252,365
SunAmerica Focused Alpha Large-Cap.         --    61,020,403     75,251,167           --   39,705,604
SunAmerica Income Explorer.........     52,644      (857,422)    (1,646,868)   1,670,168      605,712
SunAmerica Small-Cap...............  1,752,762     2,196,447        826,953           --           --

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

                                        TAX DISTRIBUTIONS
                                       FOR THE YEAR ENDED
                                        OCTOBER 31, 2014
                                    -------------------------
                                     ORDINARY     LONG-TERM
FUND                                  INCOME    CAPITAL GAINS
----                                ----------- -------------
2020 High Watermark................ $ 1,080,181  $        --
SunAmerica Commodity Strategy#.....          --           --
SunAmerica Global Trends#..........   5,649,589    3,481,766
SunAmerica Focused Alpha Growth....  16,868,758    5,538,574
SunAmerica Focused Alpha Large-Cap.  16,852,120   16,393,121
SunAmerica Income Explorer.........   1,059,522           --
SunAmerica Small-Cap...............          --           --

--------
#  Consolidated; See Note 2

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   As of October 31, 2015, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                                     CAPITAL LOSS CARRYFORWARD+       UNLIMITED+
                                     -------------------------- -----------------------
FUND                                    2016          2017          ST          LT
----                                  -----------   ----------  ----------- -----------
2020 High Watermark................. $14,508,684   $1,314,425   $        -- $        --
SunAmerica Commodity Strategy#......                       --    51,867,982  31,899,464
SunAmerica Global Trends#...........          --           --            --          --
SunAmerica Focused Alpha Growth*....  21,771,727           --            --          --
SunAmerica Focused Alpha Large-Cap*.  93,316,325           --            --          --
SunAmerica Income Explorer..........          --           --       820,121      37,301
SunAmerica Small-Cap................          --           --            --          --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are effective for taxable years beginning after the date of enactment. Under the Act, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment without expiration. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2015, based on current tax law, the Focused Alpha Growth, and Focused Alpha Large-Cap have $21,539,776 and $77,411,175, respectively, of capital losses that will not be available for use.

   The Funds indicated below utilized capital loss carryforwards which offset net realized taxable gains, and had expired capital loss carryforwards in the period ended October 31, 2015.

                                        CAPITAL LOSS          CAPITAL LOSS
FUND                                CARRYFORWARD UTILIZED CARRYFORWARD EXPIRED
----                                --------------------- --------------------
2020 High Watermark................      $   871,732          $         --
SunAmerica Commodity Strategy#.....               --                    --
SunAmerica Global Trends#..........               --                    --
SunAmerica Focused Alpha Growth....        4,672,149            88,132,425
SunAmerica Focused Alpha Large-Cap.       15,905,150           104,416,575
SunAmerica Income Explorer.........               --                    --
SunAmerica Small-Cap...............               --                    --

   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2015 the Funds elected to defer late year ordinary losses as follows:

                                    DEFERRED LATE YEAR
FUND                                  ORDINARY LOSS
----                                ------------------
2020 High Watermark................     $       --
SunAmerica Commodity Strategy#.....        346,075
SunAmerica Global Trends#..........             --
SunAmerica Focused Alpha Growth....      6,002,237
SunAmerica Focused Alpha Large-Cap.      3,033,487
SunAmerica Income Explorer.........             --
SunAmerica Small-Cap...............             --

   For the period ended October 31, 2015, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment
--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

   losses, treatment of foreign currency, and expiring capital loss carryforwards to the components of net assets as follows:

                                     ACCUMULATED      ACCUMULATED
                                    UNDISTRIBUTED  UNDISTRIBUTED NET
                                    NET INVESTMENT   REALIZED GAIN
FUND                                INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
----                                -------------- ----------------- ---------------
2020 High Watermark................   $       --     $         --     $          --
SunAmerica Commodity Strategy#.....      701,223         (203,528)         (497,695)
SunAmerica Global Trends#..........    1,887,108         (669,372)       (1,217,736)
SunAmerica Focused Alpha Growth....    6,872,005       88,126,914       (94,998,919)
SunAmerica Focused Alpha Large-Cap.    3,677,202      104,419,876      (108,097,078)
SunAmerica Income Explorer.........        3,945           (3,945)               --
SunAmerica Small-Cap...............      413,175         (399,660)          (13,515)

   At October 31, 2015 the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                     AGGREGATE    AGGREGATE         NET
                                     UNREALIZED   UNREALIZED    UNREALIZED     COST OF
FUND                                    GAIN         LOSS       GAIN/(LOSS)  INVESTMENTS
----                                ------------ ------------  ------------  ------------
2020 High Watermark................ $  3,747,505 $    (36,915) $  3,710,590  $ 29,893,573
SunAmerica Commodity Strategy#.....        7,092   (9,190,866)   (9,183,774)   54,186,618
SunAmerica Global Trends#..........           --  (16,167,001)  (16,167,001)   56,888,487
SunAmerica Focused Alpha Growth....  126,191,167  (12,946,821)  113,244,346   489,664,017
SunAmerica Focused Alpha Large-Cap.   99,283,424  (24,032,257)   75,251,167   561,418,788
SunAmerica Income Explorer.........       74,103   (1,718,963)   (1,644,860)   24,927,038
SunAmerica Small-Cap...............    6,178,049   (5,351,096)      826,953    50,952,061

Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                          2020 HIGH WATERMARK FUND
                         ------------------------------------------------------------------------------------------
                                CLASS A                CLASS A                CLASS C                CLASS C
                         ---------------------  ---------------------  ---------------------  ---------------------
                                FOR THE                FOR THE                FOR THE                FOR THE
                               YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                            OCTOBER 31, 2015       OCTOBER 31, 2014       OCTOBER 31, 2015       OCTOBER 31, 2014
                         ---------------------  ---------------------  ---------------------  ---------------------
                          SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                         --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares sold(1)(2).......  113,287  $ 1,032,439   209,674  $ 1,901,270        12  $       109       152  $     1,369
Reinvested shares.......   61,595      558,047    68,635      617,714     8,217       74,694    11,950      107,672
Shares redeemed(1)(2)... (436,494)  (3,991,820) (555,239)  (5,054,305) (155,907)  (1,423,286) (353,087)  (3,200,167)
                         --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net increase (decrease). (261,612)  (2,401,334) (276,930) $(2,535,321) (147,678) $(1,348,483) (340,985) $(3,091,126)
                         ========  ===========  ========  ===========  ========  ===========  ========  ===========

                                   2020 HIGH WATERMARK FUND
                         --------------------------------------------
                                CLASS I                CLASS I
                         ---------------------  ---------------------
                                FOR THE                FOR THE
                               YEAR ENDED             YEAR ENDED
                            OCTOBER 31, 2015       OCTOBER 31, 2014
                         ---------------------  ---------------------
                          SHARES      AMOUNT     SHARES      AMOUNT
                         --------  -----------  --------  -----------
Shares sold.............       --  $        --        --  $        --
Reinvested shares.......   31,319      283,749    37,886      341,353
Shares redeemed......... (225,263)  (2,063,542) (263,476)  (2,408,198)
                         --------  -----------  --------  -----------
Net increase (decrease). (193,944) $(1,779,793) (225,590) $(2,066,845)
                         ========  ===========  ========  ===========

--------
(1)For the year ended October 31, 2015, included automatic conversion of 34,992 shares of Class C shares in the amount of $320,093 to 35,041 shares of Class A shares in the amount of $320,093.
(2)For the year ended October 31, 2014, includes automatic conversion of 78,604 shares of Class C shares in the amount of $713,966 to 78,400 shares of Class A shares in the amount of $713,966.
#  Consolidated; See Note 2

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                        COMMODITY STRATEGY FUND#
                   -------------------------------------------------------------------------------------------------
                            CLASS A                   CLASS A                 CLASS C                 CLASS C
                   ------------------------  ------------------------  ---------------------  ----------------------
                            FOR THE                   FOR THE                 FOR THE                 FOR THE
                          YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                       OCTOBER 31, 2015          OCTOBER 31, 2014         OCTOBER 31, 2015       OCTOBER 31, 2014
                   ------------------------  ------------------------  ---------------------  ----------------------
                     SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                   ----------  ------------  ----------  ------------  --------  -----------  --------  ------------
Shares sold.......    348,500  $  2,628,104     427,360  $  3,416,999    35,830  $   265,428    87,135  $    689,664
Reinvested shares.         --            --          --            --        --           --        --            --
Shares redeemed... (1,472,825)  (11,066,443) (2,802,969)  (22,508,258) (510,812)  (3,757,769) (707,228)   (5,536,335)
                   ----------  ------------  ----------  ------------  --------  -----------  --------  ------------
Net increase
 (decrease)....... (1,124,325) $ (8,438,339) (2,375,609) $(19,091,259) (474,982) $(3,492,341) (620,093) $ (4,846,671)
                   ==========  ============  ==========  ============  ========  ===========  ========  ============

                                COMMODITY STRATEGY FUND#
                   --------------------------------------------------
                            CLASS W                   CLASS W
                   ------------------------  ------------------------
                            FOR THE                   FOR THE
                          YEAR ENDED                YEAR ENDED
                       OCTOBER 31, 2015          OCTOBER 31, 2014
                   ------------------------  ------------------------
                     SHARES       AMOUNT       SHARES       AMOUNT
                   ----------  ------------  ----------  ------------
Shares sold.......     64,340  $    490,254     874,077  $  7,083,879
Reinvested shares.         --            --          --            --
Shares redeemed...   (944,529)   (7,176,725)   (736,802)   (5,932,847)
                   ----------  ------------  ----------  ------------
Net increase
 (decrease).......   (880,189) $ (6,686,471)    137,275  $  1,151,032
                   ==========  ============  ==========  ============

                                                          GLOBAL TRENDS FUND#
                   -------------------------------------------------------------------------------------------------
                            CLASS A                   CLASS A                 CLASS C                 CLASS C
                   ------------------------  ------------------------  ---------------------  ----------------------
                            FOR THE                   FOR THE                 FOR THE                 FOR THE
                          YEAR ENDED                YEAR ENDED               YEAR ENDED             YEAR ENDED
                       OCTOBER 31, 2015          OCTOBER 31, 2014         OCTOBER 31, 2015       OCTOBER 31, 2014
                   ------------------------  ------------------------  ---------------------  ----------------------
                     SHARES       AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                   ----------  ------------  ----------  ------------  --------  -----------  --------  ------------
Shares sold.......    277,178  $  3,786,693     395,270  $  5,471,047    54,807  $   729,651    82,170  $  1,113,148
Reinvested shares.     36,028       474,484     412,489     5,630,475     8,915      115,010   111,421     1,499,730
Shares redeemed...   (591,187)   (8,069,855) (2,583,034)  (35,747,141) (318,403)  (4,240,478) (897,021)  (12,205,142)
                   ----------  ------------  ----------  ------------  --------  -----------  --------  ------------
Net increase
 (decrease).......   (277,981) $ (3,808,678) (1,775,275) $(24,645,619) (254,681) $(3,395,817) (703,430) $ (9,592,264)
                   ==========  ============  ==========  ============  ========  ===========  ========  ============

                                   GLOBAL TRENDS FUND#
                   --------------------------------------------------
                            CLASS W                   CLASS W
                   ------------------------  ------------------------
                            FOR THE                   FOR THE
                          YEAR ENDED                YEAR ENDED
                       OCTOBER 31, 2015          OCTOBER 31, 2014
                   ------------------------  ------------------------
                     SHARES       AMOUNT       SHARES       AMOUNT
                   ----------  ------------  ----------  ------------
Shares sold.......     58,113  $    800,404     469,895  $  6,398,991
Reinvested shares.      3,620        48,036      14,700       201,537
Shares redeemed...   (358,082)   (4,922,481)   (686,878)   (9,516,460)
                   ----------  ------------  ----------  ------------
Net increase
 (decrease).......   (296,349) $ (4,074,041)   (202,283) $ (2,915,932)
                   ==========  ============  ==========  ============

--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                       FOCUSED ALPHA GROWTH FUND
                 ----------------------------------------------------------------------------------------------------
                          CLASS A                   CLASS A                   CLASS C                 CLASS C
                 ------------------------  -------------------------  ----------------------  -----------------------
                          FOR THE                   FOR THE                   FOR THE                 FOR THE
                        YEAR ENDED                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                     OCTOBER 31, 2015           OCTOBER 31, 2014         OCTOBER 31, 2015         OCTOBER 31, 2014
                 ------------------------  -------------------------  ----------------------  -----------------------
                   SHARES       AMOUNT       SHARES        AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT
                 ----------  ------------  ----------  -------------  --------  ------------  ---------  ------------
Shares sold.....  2,341,866  $ 62,770,690   4,121,785  $ 103,456,722   698,460  $ 18,310,397  1,374,660  $ 34,184,756
Reinvested
 shares.........    515,643    13,190,143     689,263     16,434,069   109,395     2,741,436    112,829     2,655,243
Shares redeemed. (3,409,102)  (91,538,691) (4,691,144)  (118,193,076) (892,502)  (23,450,106)  (541,647)  (13,538,496)
                 ----------  ------------  ----------  -------------  --------  ------------  ---------  ------------
Net increase
 (decrease).....   (551,593) $(15,577,858)    119,904  $   1,697,715   (84,647) $ (2,398,273)   945,842  $ 23,301,503
                 ==========  ============  ==========  =============  ========  ============  =========  ============

                              FOCUSED ALPHA GROWTH FUND
                 ---------------------------------------------------
                          CLASS W                   CLASS W
                 ------------------------  -------------------------
                          FOR THE                   FOR THE
                        YEAR ENDED                 YEAR ENDED
                     OCTOBER 31, 2015           OCTOBER 31, 2014
                 ------------------------  -------------------------
                   SHARES       AMOUNT       SHARES        AMOUNT
                 ----------  ------------  ----------  -------------
Shares sold.....  1,261,165  $ 33,349,625   2,798,158  $  71,365,394
Reinvested
 shares.........     36,897       949,364      25,183        603,232
Shares redeemed. (1,203,626)  (32,618,836) (2,050,791)   (52,052,395)
                 ----------  ------------  ----------  -------------
Net increase
 (decrease).....     94,436  $  1,680,153     772,550  $  19,916,231
                 ==========  ============  ==========  =============

                                                     FOCUSED ALPHA LARGE-CAP FUND
                 ----------------------------------------------------------------------------------------------------
                          CLASS A                   CLASS A                   CLASS C                 CLASS C
                 ------------------------  -------------------------  ----------------------  -----------------------
                          FOR THE                   FOR THE                   FOR THE                 FOR THE
                        YEAR ENDED                 YEAR ENDED               YEAR ENDED               YEAR ENDED
                     OCTOBER 31, 2015           OCTOBER 31, 2014         OCTOBER 31, 2015         OCTOBER 31, 2014
                 ------------------------  -------------------------  ----------------------  -----------------------
                   SHARES       AMOUNT       SHARES        AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT
                 ----------  ------------  ----------  -------------  --------  ------------  ---------  ------------
Shares sold.....  1,123,842  $ 29,995,536     956,823  $  23,928,772   361,163  $  9,368,513    196,192  $  4,848,548
Reinvested
 shares.........  1,155,686    29,527,767   1,064,679     25,370,265   276,282     6,920,866    236,612     5,569,836
Shares redeemed. (2,759,076)  (73,779,186) (4,298,533)  (108,050,313) (559,938)  (14,622,155)  (667,910)  (16,702,016)
                 ----------  ------------  ----------  -------------  --------  ------------  ---------  ------------
Net increase
 (decrease).....   (479,548) $(14,255,883) (2,277,031) $ (58,751,276)   77,507  $  1,667,224   (235,106) $ (6,283,632)
                 ==========  ============  ==========  =============  ========  ============  =========  ============

                             FOCUSED ALPHA LARGE-CAP FUND
                 ---------------------------------------------------
                          CLASS W                   CLASS W
                 ------------------------  -------------------------
                          FOR THE                   FOR THE
                        YEAR ENDED                 YEAR ENDED
                     OCTOBER 31, 2015           OCTOBER 31, 2014
                 ------------------------  -------------------------
                   SHARES       AMOUNT       SHARES        AMOUNT
                 ----------  ------------  ----------  -------------
Shares sold.....    604,990  $ 16,448,875     307,493  $   7,804,487
Reinvested
 shares.........     12,693       326,467       3,772         90,304
Shares redeemed.   (295,808)   (8,007,211)   (119,348)    (3,091,513)
                 ----------  ------------  ----------  -------------
Net increase
 (decrease).....    321,875  $  8,768,131     191,917  $   4,803,278
                 ==========  ============  ==========  =============

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)

                                                           INCOME EXPLORER FUND
                         ----------------------------------------------------------------------------------------
                                CLASS A                 CLASS A                CLASS C              CLASS C
                         ---------------------  ----------------------  --------------------  -------------------
                                FOR THE                 FOR THE                FOR THE              FOR THE
                               YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED
                            OCTOBER 31, 2015       OCTOBER 31, 2014       OCTOBER 31, 2015      OCTOBER 31, 2014
                         ---------------------  ----------------------  --------------------  -------------------
                          SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT
                         --------  -----------  ---------  -----------  -------  -----------  -------  ----------
Shares sold.............  146,313  $ 2,171,519    273,129  $ 4,463,559  108,877  $ 1,602,555  177,000  $2,877,865
Reinvested shares.......  133,024    1,922,461     62,223      989,167   13,946      201,065    2,099      33,816
Shares redeemed......... (317,662)  (4,691,877)  (235,164)  (3,742,568) (78,387)  (1,121,313) (11,927)   (189,519)
                         --------  -----------  ---------  -----------  -------  -----------  -------  ----------
Net increase (decrease).  (38,325)    (597,897)   100,188  $ 1,710,158   44,436      682,307  167,172  $2,722,162
                         ========  ===========  =========  ===========  =======  ===========  =======  ==========

                                      INCOME EXPLORER FUND
                         ---------------------------------------------
                                CLASS W                 CLASS W
                         ---------------------  ----------------------
                                FOR THE                 FOR THE
                               YEAR ENDED             YEAR ENDED
                            OCTOBER 31, 2015       OCTOBER 31, 2014
                         ---------------------  ----------------------
                          SHARES      AMOUNT      SHARES      AMOUNT
                         --------  -----------  ---------  -----------
Shares sold.............    8,792  $   131,000     26,782  $   439,670
Reinvested shares.......    3,040       43,923        668       10,754
Shares redeemed.........  (13,813)    (197,699)    (2,758)     (45,488)
                         --------  -----------  ---------  -----------
Net increase (decrease).   (1,981)     (22,776)    24,692  $   404,936
                         ========  ===========  =========  ===========

                                                              SMALL-CAP FUND
                         ----------------------------------------------------------------------------------------
                                CLASS A                 CLASS A                CLASS C              CLASS C
                         ---------------------  ----------------------  --------------------  -------------------
                                                    FOR THE PERIOD                               FOR THE PERIOD
                                FOR THE            FEBRUARY 6, 2014*           FOR THE         FEBRUARY 6, 2014*
                               YEAR ENDED               THROUGH              YEAR ENDED             THROUGH
                            OCTOBER 31, 2015       OCTOBER 31, 2014       OCTOBER 31, 2015      OCTOBER 31, 2014
                         ---------------------  ----------------------  --------------------  -------------------
                          SHARES      AMOUNT      SHARES      AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT
                         --------  -----------  ---------  -----------  -------  -----------  -------  ----------
Shares sold.............  353,728  $ 6,045,998  3,558,090  $53,373,368   16,923  $   278,649   16,590  $  248,500
Reinvested shares.......       --           --         --           --       --           --       --          --
Shares redeemed......... (436,173)  (7,188,612)  (321,964)  (4,891,988)    (180)      (2,879)      --          --
                         --------  -----------  ---------  -----------  -------  -----------  -------  ----------
Net increase (decrease).  (82,445)  (1,142,614) 3,236,126  $48,481,380   16,743      275,770   16,590  $  248,500
                         ========  ===========  =========  ===========  =======  ===========  =======  ==========

                                         SMALL-CAP FUND
                         ---------------------------------------------
                                CLASS W                 CLASS W
                         ---------------------  ----------------------
                                                    FOR THE PERIOD
                                FOR THE            FEBRUARY 6, 2014*
                               YEAR ENDED               THROUGH
                            OCTOBER 31, 2015       OCTOBER 31, 2014
                         ---------------------  ----------------------
                          SHARES      AMOUNT      SHARES      AMOUNT
                         --------  -----------  ---------  -----------
Shares sold.............       --  $        --      7,314  $   110,000
Reinvested shares.......       --           --         --           --
Shares redeemed.........     (647)     (10,745)        --           --
                         --------  -----------  ---------  -----------
Net increase (decrease).     (647)     (10,745)     7,314  $   110,000
                         ========  ===========  =========  ===========

--------
*  Commencement of operations.

   On September 13, 2010, the SunAmerica Focused Alpha Growth Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Growth Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. eastern time on November 18, 2010.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. accepted 6,106,571 properly tendered shares, representing 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Growth Fund, Inc. distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Growth Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. recorded net realized gains of $26,382,332 for financial statement purposes.

   On September 13, 2010, the SunAmerica Focused Alpha Large-Cap Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Large-Cap Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Large-Cap Fund, Inc. accepted 2,413,809 properly tendered shares, representing 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, at a price per share of $16.64, which is equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Large-Cap Fund, Inc. distributed in payment for such properly tendered shares accepted was $40,165,782. Because the number of shares tendered exceeded 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Large-Cap Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 33.3% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Focused Alpha Large-Cap Fund, Inc. recorded net realized gains of $6,723,429 for financial statement purposes.

Note 8. Line of Credit

   The Trust, along with certain other funds managed by the Adviser and exclusive of the 2020 High Watermark Fund, Commodity Strategy Fund and Global Trends Fund, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The 2020 High Watermark Fund, Commodity Strategy Fund and Global Trends Fund have access to a $10 million committed secured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company, the Trust's custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 20 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2015, the following Funds had borrowings:

                                                           WEIGHTED
                            DAYS     INTEREST AVERAGE DEBT AVERAGE
FUND                     OUTSTANDING CHARGES    UTILIZED   INTEREST
----                     ----------- -------- ------------ --------
Focused Alpha Growth....     71       $1,403    $513,698     1.38%
Focused Alpha Large-Cap.      2           54     696,167     1.39
Income Explorer.........      5           77     403,643     1.39
Small-Cap...............      5           48     249,986     1.37

   At October 31, 2015, there were no borrowings outstanding.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


Note 9. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended October 31, 2015, the amount of expense reductions received by each Fund used to offset non-affiliated expenses were as follows:

                         TOTAL EXPENSE
FUND                      REDUCTIONS
----                     -------------
Focused Alpha Growth....    $17,957
Focused Alpha Large-Cap.      6,463

Note 10. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the year ended October 31, 2015, none of the Funds participated in this program.

Note 11. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

96

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        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2015 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statements of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statements of Operations.

                         RETIREMENT RETIREMENT RETIREMENT
                            PLAN       PLAN       PLAN
                         LIABILITY   EXPENSE    PAYMENTS
                         ---------- ---------- ----------
FUND                          AS OF OCTOBER 31, 2015
----                     --------------------------------
Focused Alpha Growth....    $--         $2       $1,844
Focused Alpha Large-Cap.     --          4        4,436

Note 12. Investment Concentration

   Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaulted, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the 2020 High Watermark and the Commodity Strategy Funds' concentration in such investments, these funds may be subject to risks associated with U.S. Government agencies or instrumentalities.

   The Commodity Strategy Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Note 13. Security Transactions with Affiliated Portfolios

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2015, no Funds engaged in security transactions with affiliated Funds.

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series:

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund), including the portfolios of investments (consolidated portfolios of investments for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund), and the related statements of operations (consolidated statements of operations for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund) and the financial highlights (consolidated financial highlights for SunAmerica Commodity Strategy Fund and SunAmerica Global Trends Fund) present fairly, in all material respects, the financial position of each of the seven funds constituting SunAmerica Specialty Series (the "Trust") at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
December 28, 2015

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED)

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Specialty Series (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica"), Pelagos Capital Management, LLC ("Pelagos"), Wellington Management Company LLP ("Wellington"), BAMCO, Inc. ("BAMCO"), Marsico Capital Management LLC ("Marsico"), BlackRock Investment Management LLC ("BlackRock"), Cohen and Steers Capital Management, Inc. ("Cohen and Steers"), Cadence Capital Management, LLC ("Cadence") or Trajectory Asset Management LLC ("Trajectory," and together with Pelagos, Wellington, BAMCO, Marsico, BlackRock, Cohen and Steers and Cadence, the "Subadvisers"), approved the continuation of the Investment Advisory and Management Agreements between the Trust, on behalf of each of the Funds and SunAmerica (the "Advisory Agreements"), each for a one-year period ending June 30, 2016 at an in-person meeting held on June 2, 2015 (the "Meeting"). The Trust currently consists of the following seven separate Funds: 2020 High Watermark Fund (the "2020 Fund"), the SunAmerica Global Trends Fund (the "Global Trends Fund"), the SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund"), the SunAmerica Focused Alpha Growth Fund (the "Alpha Growth Fund"), the SunAmerica Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), the SunAmerica Income Explorer Fund (the "Income Explorer Fund"), and the SunAmerica Small-Cap Fund (the "Small-Cap Fund").

At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the 2020 Fund, the Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Fund, the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Alpha Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Alpha Growth Fund, the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and Cohen and Steers with respect to the Income Explorer Fund, and the Subadvisory Agreement between Cadence and SunAmerica with respect to the Small-Cap Fund, each for a one-year period ending June 30, 2016 (the "Subadvisory Agreements," and together with the Advisory Agreements, the "Agreements").

In addition, at the Meeting, the Board, including the Independent Trustees, approved a change in the Alternative Strategy Fund's name to the "SunAmerica Commodity Strategy Fund" (the "Commodity Strategy Fund"), along with certain changes to the Fund's principal investment strategy and techniques. The Board also approved a new Subadvisory Agreement (the "Commodity Subadvisory Agreement") between SunAmerica and Wellington with respect to the Commodity Strategy Fund for an initial two-year period ending June 30, 2017, replacing the Fund's current subadviser. These changes are expected to become effective on or about September 21, 2015.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the Commodity Subadvisory Agreement with respect to Wellington and the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)

and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica had implemented with respect to its investment department, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2015, SunAmerica managed, advised and/or administered approximately $74.7 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of subadvisory services provided by each Subadviser to the applicable Fund. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management processes. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

With respect to the Commodity Subadvisory Agreement, the Board considered the nature, extent and quality of services to be provided by Wellington with respect to the Commodity Strategy Fund, including investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund, subject to the oversight and review of SunAmerica. In addition, the Board reviewed Wellington's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing portfolio management services to the Fund. The Board concluded, based on the materials provided, discussions with Wellington representatives, and diligence conducted by management, that: (i) Wellington would be able to retain

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)

high quality portfolio managers and other investment personnel; (ii) Wellington would exhibit a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) Wellington would be responsive to requests of the Board and of SunAmerica. The Board also considered that Wellington had developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund. The Board further considered Wellington's code of ethics, compliance and regulatory history and risk management processes. The Board also noted that Wellington had not experienced any material regulatory or compliance problems nor has it been involved in any material litigation or administrative proceedings that would potentially impact it from effectively serving as a subadviser to the Fund.

The Board concluded that the nature and extent of services to be provided by Wellington under the Commodity Subadvisory Agreement were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

With respect to the approval of the Commodity Subadvisory Agreement, the Board considered composite performance data with respect to certain accounts managed by Wellington with similar investment objectives and/or strategies similar to the Commodity Strategy Fund. In considering this comparative performance, however, the Board also reviewed any relevant distinctions and differences, and acknowledged that past performance is not necessarily indicative of future results.

The Board noted that performance information was for the periods ended
March 31, 2015. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

2020 Fund. The Board considered that the 2020 Fund's performance was below the median of its Peer Universe1 for the one-, three and five-year periods. The Board also considered that the 2020 Fund has certain restrictions on its investment techniques in connection with the Master Agreement that backs the payment undertaking on the Fund and that, due to these restrictions, the Fund's fixed income exposures were significantly higher than those of the funds in the Peer Universe, which can cause the Fund's relative ranking within the Peer Universe to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the 2020 Fund to its Peer Universe, noting that while the Fund generally tailors its portfolio's risk level over time in a manner similar to ordinary target date funds, the Fund also seeks to preserve principal and investment gains at the Fund's protected maturity date and is therefore subject to restrictions in the Master Agreement that backs the payment undertaking. In view of the above considerations, the Board concluded that the Fund's performance was satisfactory.

Alternative Strategies Fund. The Board considered that the Fund's performance was below the median of its Peer Group for the one- and three-year periods. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one-, three- and five-year periods and that the Fund underperformed its Lipper Index for the one-, three- and five-year periods. The Board also acknowledged the inherent limitations in comparing this Fund to its Peer Group. In particular, the Board noted that the Peer Group for the Fund contained a number of funds in the "alternative global macro" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board noted management's discussion of the Fund's performance and that SunAmerica would be proposing certain changes to the Fund's principal investment strategy at the Meeting in order to address these performance concerns, including a change in the Fund's subadviser. The Board concluded that the Fund's performance was being addressed.

Global Trends Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one- and three-year periods. The Board also considered that the Fund underperformed its Lipper Index for the one- and three-year periods. The Board noted the inherent limitations in comparing this Fund to its Peer Group and Peer Universe. In particular, the Board noted that the Peer Group and Peer Universe for the Fund consisted primarily of funds in the "flexible portfolio" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board then noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund, and concluded that the Fund's performance was being addressed.
--------
1 Due to the limited number of funds in the 2020 Fund's Lipper classification, no Peer Group was provided in the Lipper report.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)


Alpha Growth Fund. The Board considered that the Fund's performance was equal to its Peer Group for the one-year period, below the median of its Peer Group for the three-year period, and above the median of its Peer Group for the five-year period. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one- and three-year periods and above the median of its Peer Universe for the five-year period. The Board also noted that the Fund underperformed its Lipper Index for the one- and three-year periods and outperformed its Lipper Index for the five-year period. The Board noted management's discussion of the Fund's performance, including management's continued monitoring and review of the Fund. The Board concluded that the Fund's performance was being addressed.

Alpha Large-Cap Fund. The Board considered that the Fund's performance was above the median of its Peer Group for the one- and five-year periods and equal to its Peer Group for the three-year period. The Board further considered that the Fund's performance was below the median of its Peer Universe for the one-year period and above the median of its Peer Universe for the three- and five-year periods. The Board further noted that the Fund outperformed its Lipper Index for the one-, three- and five-year periods. The Board concluded that the Fund's performance was satisfactory.

Income Explorer Fund. The Board considered that performance information was limited with respect to the Income Explorer Fund since it had only recently commenced investment operations. The Board noted that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-year period and since inception. The Board further noted that the Fund underperformed its Lipper Index for the period. The Board concluded that the Fund's performance was satisfactory in view of its limited performance history.

Small-Cap Fund. The Board considered that performance information was limited with respect to the Small-Cap Fund since it had only recently commenced investment operations. The Board noted that the Fund's performance was above the medians of its Peer Group and Peer Universe for the one-year period and below the medians of its Peer Group and Peer Universe since its inception. The Board further noted that the Fund outperformed its Lipper Index for the one-year period. The Board concluded that the Fund's performance was satisfactory.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the 2020 Fund in order to prevent an Early Closure Condition from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Alpha Growth Fund and Alpha Large-Cap Fund are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the respective Peer Groups and Peer Universes applicable to the Alpha Growth Fund and Alpha Large-Cap Fund may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)


The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements, including the fee to be paid by SunAmerica to Wellington pursuant to the Wellington Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fees and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. However, the Board observed that certain of the similarly managed funds identified by Marsico were managed by Marsico in its capacity as investment adviser and not as a subadviser. The Board further observed that the similar accounts identified by Wellington were institutional separate accounts, and Wellington highlighted certain differences between these separate accounts and the Global Trends Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Global Trends Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

With respect to the approval of the Commodity Subadvisory Agreement, the Board noted that the fee to be paid by SunAmerica to Wellington pursuant to the Commodity Subadvisory Agreement would remain the same as the subadvisory fee currently payable by SunAmerica to Pelagos with respect to the Alternative Strategies Fund. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Commodity Strategy Fund's Peer Group and Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fee. The Board noted that the Peer Group and Peer Universe information, as a whole, was useful in assessing whether Wellington would provide services at a cost that was competitive with other similar funds. The Board also considered that the subadvisory fee was paid by SunAmerica out of its advisory fee and not by the Fund, and that subadvisory fee may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of the subadvisory fee to be paid out by SunAmerica and the amount of the advisory fee that it would retain and determined that these amounts were reasonable in light of the services to be performed by SunAmerica and Wellington, respectively.

In connection with its renewal of the Subadvisory Agreement with respect to the 2020 Fund, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreement, provides that SunAmerica pay Trajectory a minimum fee equal to 0.20% of the 2020 Fund's average daily net assets, accrued daily and payable monthly. Effective as of October 1, 2014 until October 31, 2015, SunAmerica agreed to pay Trajectory a minimum annual fee equal to the greater of 0.20% of the Fund's average daily net assets, accrued daily and payable monthly, or $38,500 per month. This amendment also provides that the minimum fee would continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Independent Trustees. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Independent Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2016.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)


2020 Fund. The Board considered that the 2020 Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the 2020 Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses, including the limited size of the Peer Group and Peer Universe.

Alternative Strategies Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Global Trends Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Growth Fund. The Board considered that the Fund's actual management fees were above the median for its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Large-Cap Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Income Explorer Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Small-Cap Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the 2020 Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreements, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans and Service Agreements. Additionally, the Board considered whether SunAmerica and its affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements from the Subadvisers and their affiliates and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)


Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreement with respect to the Global Trends Fund included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

With respect to the Commodity Strategy Fund, the Board did not review specific information regarding whether there would be economies of scale with respect to Wellington's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board noted that it considered information regarding economies of scale in the context of the renewal of the Advisory Agreements between SunAmerica Specialty Series and SunAmerica with respect to the Fund.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices, including such information in consideration of the Commodity Subadvisory Agreement. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2016 and approved the Commodity Subadvisory Agreement, for an initial term ending June 30, 2017. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements, including the Wellington Subadvisory Agreement, were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Advisory Agreements and Subadvisory Agreements, including the Commodity Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2015 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                      NUMBER OF
                        POSITION       TERM OF                                      PORTFOLIOS IN
        NAME,           HELD WITH    OFFICE AND                                     FUND COMPLEX
     ADDRESS AND        SUNAMERICA    LENGTH OF         PRINCIPAL OCCUPATIONS        OVERSEEN BY       OTHER DIRECTORSHIPS
         AGE*            COMPLEX    TIME SERVED(4)       DURING PAST 5 YEARS         TRUSTEE(1)         HELD BY TRUSTEE(2)
----------------------- ----------  --------------  ------------------------------- ------------- -------------------------------
DISINTERESTED TRUSTEES

Dr. Judith L. Craven    Trustee     2001-present    Retired.                             77       Director, Sysco Corp. (1996
Age: 70                                                                                           to present); Director, Luby's,
                                                                                                  Inc. (1998 to present).

William F. Devin        Trustee     2001-present    Retired.                             77       None
Age: 77

Richard W. Grant        Trustee     2011-present    Retired. Prior to that,              28       None
Age: 70                 Chairman                    attorney and partner at
                        of the                      Morgan Lewis & Bockius
                        Board                       LLP (1989 to 2011).

Stephen J. Gutman       Trustee     1985-present    Senior Vice President and            28       None
Age: 72                                             Associate Broker, The
                                                    Corcoran Group (real estate)
                                                    (2002 to present); President
                                                    and Member of Managing
                                                    Directors, Beau Brummell
                                                    Soho LLC (licensing of
                                                    menswear specialty retailing
                                                    and other activities) (1995 to
                                                    2009). President, SJG
                                                    Marketing Inc. (2009 to
                                                    present).
INTERESTED TRUSTEES

Peter A. Harbeck(3)     Trustee     1995-present    President, CEO and Director,         137      None
Age: 61                                             SunAmerica. (1995 to
                                                    present); Director, AIG
                                                    Capital Services, Inc.
                                                    ("ACS") (1993 to present);
                                                    Chairman, Advisor Group,
                                                    Inc. (2004 to present).

William J. Shea(5)      Trustee     2004-present    Executive Chairman, Caliber,         28       Director, Boston Private
Age: 67                                             Inc. (formerly Lucid, Inc.),                  Financial Holdings (2004 to
                                                    (medical devices) (2007 to                    present); Chairman, Demoulas
                                                    present); Managing Partner,                   Supermarkets (1999 to
                                                    DLB Capital, LLC (private                     present).
                                                    equity) (2006 to 2007).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                      POSITION       TERM OF                                    PORTFOLIOS IN
      NAME,           HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND      SUNAMERICA     LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
       AGE*            COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
-------------------- ------------ --------------  ----------------------------- ------------- -------------------
OFFICERS

John T. Genoy        President    2007-present    Chief Financial Officer,           N/A      N/A
Age: 47                                           SunAmerica (2002 to
                                                  present); Senior Vice
                                                  President, SunAmerica (2003
                                                  to present); Chief Operating
                                                  Officer, SunAmerica (2006
                                                  to present).

Gregory N. Bressler  Secretary    2005-present    Senior Vice President and          N/A      N/A
Age: 49                                           General Counsel,
                                                  SunAmerica (2005 to
                                                  present).

Kathleen Fuentes     Chief Legal  2013-present    Vice President and Deputy          N/A      N/A
Age: 46              Officer and                  General Counsel,
                     Assistant                    SunAmerica (2006 to
                     Secretary                    present)

James Nichols        Vice         2006-present    Director, President and CEO,       N/A      N/A
Age: 49              President                    ACS (2006 to present);
                                                  Senior Vice President,
                                                  SunAmerica (2002 to
                                                  present).

Katherine Stoner     Vice         2011-present    Vice President, SunAmerica         N/A      N/A
Age: 59              President                    (2011 to present). Vice
                     and                          President, The Variable
                     Chief                        Annuity Life Insurance
                     Compliance                   Company ("VALIC") and
                     Officer                      Western National Life
                     ("CCO")                      Insurance Company
                                                  ("WNL") and American
                                                  General Distributors, Inc.
                                                  (2006 to present); Deputy
                                                  General Counsel and
                                                  Secretary, VALIC and WNL
                                                  (2007 to 2011); Vice
                                                  President, VALIC Financial
                                                  Advisors, Inc. and VALIC
                                                  Retirement Services
                                                  Company (2010 to present).

Kara Murphy          Vice         2014-present    Chief Investment Officer,          N/A      N/A
Age: 42              President                    SunAmerica (2013 to
                                                  present), Director of
                                                  Research, SunAmerica
                                                  (2007-2013)

Gregory R. Kingston  Treasurer    2014-present    Vice President (2001 to            N/A      N/A
Age: 49                                           present) and Head of Mutual
                                                  Fund Administration,
                                                  SunAmerica (2014 to present)

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2015 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                      POSITION       TERM OF                                    PORTFOLIOS IN
       NAME,          HELD WITH    OFFICE AND                                   FUND COMPLEX
    ADDRESS AND       SUNAMERICA    LENGTH OF        PRINCIPAL OCCUPATIONS       OVERSEEN BY  OTHER DIRECTORSHIPS
        AGE*           COMPLEX    TIME SERVED(4)      DURING PAST 5 YEARS        TRUSTEE(1)   HELD BY TRUSTEE(2)
--------------------- ----------- --------------  ----------------------------- ------------- -------------------
Shawn Parry           Vice        2014-present    Vice President (2014 to            N/A      N/A
Age: 43               President                   present) and Assistant Vice
                      and                         President, SunAmerica
                      Assistant                   (2005 to 2014)
                      Treasurer

Donna McManus         Vice        2014-present    Vice President,(2014 to            N/A      N/A
Age: 54               President                   present), Managing Director,
                      and                         BNY Mellon (2009-2014)
                      Assistant
                      Treasurer

Matthew J. Hackethal  Anti-Money  2006-present    Chief Compliance Officer,          N/A      N/A
Age: 43               Laundering                  SunAmerica (2006 to
                      Compliance                  present)
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (7 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (20 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(3) Interested Trustee, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed in Note 11 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.
(5) Interested Trustees, as defined within the 1940 Act, because of a family member affiliation with Wellington.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2015 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2015. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2015. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2016.

During the period ended October 31, 2015, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                 QUALIFYING % FOR THE
                                   NET LONG-TERM    70% DIVIDENDS
          FUND                     CAPITAL GAINS  RECEIVED DEDUCTION
          ----                     ------------- --------------------
          2020 High Watermark.....  $        --           -- %
          Commodity Strategy......           --            --
          Global Trends...........      741,688            --
          Focused Alpha Growth....   19,252,365            --
          Focused Alpha Large-Cap.   39,705,604            --
          Income Explorer.........      605,712         10.85
          Small-Cap...............           --            --

For the year ended October 31, 2015, certain dividends paid by the following Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                      FUND                       AMOUNT
                      ----                     ----------
                      2020 High Watermark..... $       --
                      Commodity Strategy......         --
                      Global Trends...........         --
                      Focused Alpha Growth....         --
                      Focused Alpha Large-Cap.         --
                      Income Explorer.........  1,670,168
                      Small-Cap...............         --

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Specialty Series' Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series' Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2015, Class A shares of the 2020 High Watermark Fund returned 1.86% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones Target Maturity 2020 Index/*/, which returned 2.64% for the same period.

The 2020 High Watermark Fund, pursuant to a proprietary methodology developed by the Fund's subadviser, Trajectory Asset Management LLC, seeks to provide investors with risk-controlled exposure to the S&P 500 Index+ along with downside protection and a target maturity. In addition, the Fund, subject to certain conditions, offers a feature that is designed to preserve principal and investment gains over the life of the Fund. It is worth noting that the proprietary methodology used by Trajectory Asset Management LLC continued to result in a very low level of equity exposure for the 2020 High Watermark Fund during the annual period.

During the annual period, the U.S. equity markets advanced modestly but remained volatile, as external headwinds, including a resurgent Greek debt crisis and concerns about global economic growth, persisted. The S&P 500 Index rose from a level near 2,018 in November 2014 to 2,079 by October 2015. Meanwhile, as the U.S. economy expanded, the U.S. Federal Reserve (the "Fed") signaled it was approaching the start of a tightening phase. The two-year U.S. Treasury yield rose from approximately 0.5% in November 2014 to approximately 0.7% in October 2015. Conversely, the yield on the 10-year U.S. Treasury declined from approximately 2.3% in November 2014 to approximately 2.1% in October 2015.

The Fund's benchmark, the Dow Jones Target Maturity 2020 Index, had considerable exposure to equity markets during the annual period (approximately 31% as of October 31, 2015), while, as mentioned above, the Fund had very little exposure to equity markets during the same 12-month period. (The Fund's minimum equity exposure was implemented through S&P 500 Index futures.) The return of the benchmark, therefore, partially reflected the performance of equity markets during the annual period, while the performance of the Fund, with nearly all of its assets invested in U.S. government securities and short-term investments, was largely driven by the performance of the U.S. government bond market, which posted positive but far more modest returns. On the other hand, boosting the Fund's relative results was the fact that while the Fund's exposure to fixed income markets during the annual period was derived primarily through U.S. Treasury securities, the benchmark's fixed income exposure derived not only from government securities but also from corporate bonds and mortgage-backed securities. While mortgage-backed securities modestly outpaced U.S. Treasury securities during the annual period, corporate bonds materially lagged U.S. Treasury securities during the same time frame.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Dow Jones Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index.

+ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $11,551. The same amount invested in securities mirroring the performance of the Dow Jones U.S. Target Maturity 2020 Index would be valued at $18,620.

                   [CHART]

              2020 High        Dow Jones U.S.
              Watermark       Target Maturity
   Date      Fund Class A#          2020@
----------   -------------   ----------------
10/31/2005       9,427            10,000
10/31/2006      10,629            11,169
10/31/2007      11,786            12,304
10/31/2008       8,439             9,489
10/31/2009       9,141            10,958
10/31/2010      10,137            12,624
10/31/2011      10,924            13,547
10/31/2012      11,683            14,780
10/31/2013      11,251            16,714
10/31/2014      11,339            18,142
10/31/2015      11,551            18,620

                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -3.98%     1.86%    0.22%     1.22%    2.36%     2.36%
--------------------------------------------------------------------------
5 Year Return      1.43%    13.94%    1.97%    10.26%    3.16%    16.81%
--------------------------------------------------------------------------
10 Year Return     1.45%    22.53%    1.39%    14.76%    2.53%    28.44%
--------------------------------------------------------------------------
Since Inception*   2.09%    34.19%    1.97%    24.86%    2.37%    28.55%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the 2020 High Watermark
Class A returned -3.98%, compared to 2.64% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-Bill index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA COMMODITY STRATEGY FUND

Effective September 21, 2015, the SunAmerica Alternative Strategies Fund changed its name to the SunAmerica Commodity Strategy Fund and certain changes to the Fund's principal investment strategies and techniques, including its benchmark. Further, Wellington Management Company LLP ("Wellington") became the new subadviser to the Fund, replacing Franklin Alternative Strategies Advisers, LLC, d/b/a Pelagos Capital Management ("Pelagos").

For the year ended October 31, 2015, Class A shares of the SunAmerica Commodity Strategy Fund returned -4.39% (before maximum sales charge), outperforming the Fund's benchmark, the Bloomberg Commodity Index/*/, which returned -25.72% and the Fund's former benchmark, the Alternative Strategies Blended Benchmark/*/, which returned -10.72%, each for the same period. To compare, the S&P 500 Index/*/, a broad-based equity market index, returned 5.20% for the same period.

Below, the portfolio management team at Pelagos discusses the Fund's performance during the period from November 1, 2014 through September 20, 2015 ("the first portion of the annual period").

For the period from November 1, 2014 through September 20, 2015, Class A shares of the Fund returned -4.52% (before maximum sales charge), outperforming the Fund's benchmark at the time, the Alternative Strategies Blended Benchmark, a benchmark composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HRFX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI), which returned -11.09% for the annual period.

Through September 20, 2015, the Fund provided investors with exposure to commodities, a hedge fund strategy and managed futures. In pursuing these strategies, the Fund made extensive use of derivatives, including commodity-linked notes, futures and options. The Fund could invest in futures as part of its strategy to gain commodity or hedge fund strategy exposure and also employed futures extensively as part of its managed futures strategy. Within the Fund's managed futures strategy, the Fund could take long or short positions in futures. A long position will benefit from an increase in price of the underlying managed futures instruments, while a short position will benefit from a decrease in price of the underlying futures instruments.

During the first portion of the annual period, the commodities strategy component of the Fund contributed positively to relative results even amidst a rather weak time for commodities broadly, as commodities came under pressure from expectations of a slowing Chinese economy, a strong U.S. dollar, growing global crude oil production, OPEC inaction and ample inventories. The Fund's reduced weight in commodities overall and its smaller allocation to energy in particular benefited its results most.

The hedge fund strategy component of the Fund also added value to its relative performance. The Fund's long U.S. dollar position contributed positively to returns. Long U.S. equity index exposure also boosted results, especially its long exposure to S&P MidCap 400 Index futures.

The managed futures strategy component of the Fund generated mixed results during the first portion of the annual period. A relative trade seeking to benefit from what we considered to be attractive developed equity markets versus weaker emerging markets equities contributed positively to returns. This relative trade was implemented through long exposure to S&P 500 Index futures and short exposure to MSCI Emerging Markets Index futures. Conversely, exposure to long-term U.S. bond futures detracted from the Fund's performance, as fixed income markets prepared for tighter monetary policy in the U.S.

Derivative exposure in the Fund also had an impact on overall Fund performance. Equity futures and options and foreign exchange futures contracts had a positive impact on Fund performance. Commodity-linked notes, commodity futures and options contracts, and interest rate futures detracted from Fund performance.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Below, David Chang and Gregory LeBlanc, portfolio managers at Wellington, discuss the Fund's performance during the period from September 21, 2015 through October 31, 2015 ("the second portion of the annual period").

For the period from September 21 through October 31, 2015, Class A shares of the Fund returned 0.14% (before maximum sales charge), outperforming the Fund's benchmark, the Bloomberg Commodity Index, which returned -0.34% for the same period.

Effective September 21, 2015, the Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. A portion of the Fund's assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the "Index"), and a portion of the Fund's assets are managed pursuant to an active strategy designed to outperform the Index. The Fund does not invest directly in commodities.

Security selection was the main driver of the Fund's relative outperformance of the Index during the second portion of the annual period, as selection in three of the four commodities sectors contributed positively to relative results. Selection within agriculture and livestock aided performance, driven by an overweight position in sugar and an underweight position in soybean meal. Within industrial metals, the Fund's underweight position in aluminum and overweight position in copper added value. In precious metals, an out-of-benchmark position in palladium and an overweight to silver helped relative performance most. Energy was the only sector in which security selection detracted. The Fund's overweight position in crude oil and underweight position in gasoline were the main drivers of the relative underperformance in energy.

Commodity contract selection also contributed to the Fund's relative results. Positive contract selection in energy, particularly in natural gas and crude oil, was enough to outweigh negative contract selection in industrial metals, agriculture and livestock, and precious metals.

Sector allocation detracted from the Fund's relative performance during the second portion of the annual period due primarily to its overweight allocation to energy, the worst performing sector in the Index. The Fund's underweight allocation to the agriculture and livestock sector also hurt relative performance, as this was the best performing sector within the Index. Partially offsetting these detractors were the Fund's overweight allocations to the precious metals and industrial metals sectors, which contributed positively.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The BLOOMBERG COMMODITY INDEX is a broadly diversified index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. The ALTERNATIVE STRATEGIES BLENDED BENCHMARK is a custom benchmark composed of an approximate 33% weighting in each of S&P GSCI Light Energy Total Return Index, Hedge Fund Research Equal Weighted Strategies Index and S&P Diversified Trends Indicator, as calculated by SunAmerica. The S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) LIGHT ENERGY TOTAL RETURN (TR) INDEX is a sub-index of the S&P Goldman Sachs Commodity Index
(GSCI) and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities including, but not limited to, Agriculture, Energy, Non-Energy, Industrial Metals, Precious Metals, Softs and Livestock. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. The HEDGE FUND RESEARCH (HFRX) EQUAL WEIGHTED STRATEGIES INDEX is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The S&P'S DIVERSIFIED TRENDS INDICATOR ("S&P DTI") is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities. The S&P 500 INDEX is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in Commodity Strategy Fund Class A shares would be valued at $7,539. The same amount invested in securities mirroring the performance of the former benchmark, the Alternative Strategies Blended Benchmark, (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)), the Bloomberg Commodity Index and the S&P 500 Index would be valued at $8,633, $6,697 and $25,059, respectively.

                                    [CHART]

                             Alternative Strategies
                                Blended Benchmark
                                (S&P GSCI Light
                                 Energy TR Index
                                (33%),Hedge Fund
                                 Research Equal
                                    Weighted
                                    Strategies
                               Index (33%)and S&P
             SunAmerica           Diversified       Bloomberg
              Commodity        Trends Indicator      Commodity      S&P 500
   Date   Strategy Class A#         (33%))**          Index++        Index@
---------    ----------------    ------------     --------------    --------
 11/4/2008      9,425               10,000           10,000          10,000
 4/30/2009      8,718                8,943            8,428           9,170
10/31/2009      9,632                9,742           10,059          11,008
 4/30/2010      9,942                9,829           10,280          12,733
10/31/2010      9,942               10,097           11,248          12,827
 4/30/2011     10,837               11,212           13,406          14,925
10/31/2011     10,457               10,028           11,426          13,864
 4/30/2012      9,180                9,945           10,803          15,635
10/31/2012      8,884                9,680           10,919          15,972
 4/30/2013      8,263                9,723           10,226          18,276
10/31/2013      8,018                9,775            9,585          20,313
 4/30/2014      8,303               10,034           10,550          22,011
10/31/2014      7,886                9,669            9,015          23,821
 4/30/2015      7,672                9,301            7,945          24,868
10/31/2015      7,539                8,633            6,697          25,059




                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
  SunAmerica      Average            Average            Average
   Commodity      Annual  Cumulative Annual  Cumulative Annual  Cumulative
 Strategy Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -9.87%    -4.39%   -5.96%    -5.01%   -4.23%    -4.23%
--------------------------------------------------------------------------
5 Year Return     -6.49%   -24.16%   -5.95%   -26.42%   -5.15%   -23.25%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*  -3.96%   -20.01%   -3.74%   -23.40%   -2.92%   -18.74%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the Commodity Strategy Fund Class A returned -9.87%, compared to -10.72% for the Alternative Strategies Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)), -25.72% for the Bloomberg Commodity Index and 5.20% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
++ The Bloomberg Commodity Index is a broadly diversified index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity.
** Effective September 21, 2015, in connection with a change in its principal investment strategies, the Fund replaced its blended benchmark, the Alternative Strategies Blended Benchmark, with the Bloomberg Commodity Index. The Adviser believes the Bloomberg Commodity Index is more representative of the market sectors or types of securities in which the Fund invests pursuant to its stated investment strategies than the Alternative Strategies Blended Benchmark.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GLOBAL TRENDS FUND

For the annual period ended October 31, 2015, Class A shares of the SunAmerica Global Trends Fund returned 1.42% (before maximum sales charge). The Fund modestly underperformed a blended benchmark composed of 50% MSCI ACWI (Net)/*/ and 50% Citigroup World Government Bond Index (hedged)./*/ The blended benchmark returned 1.98% for the same period. The MSCI ACWI (Net), a broad-based equity market index, returned -0.03% for the same 12 months ended October 31, 2015. The Citigroup World Government Bond Index (hedged), a broad-based government bond index, returned 3.52% for the same period as well.

The SunAmerica Global Trends Fund is subadvised by Wellington Management Company LLP. The Fund's investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each. The Fund's exposure to each of these ten asset classes will generally be between 0% and 20% of the value of the Fund's net assets. Accordingly, the Fund's investment exposure to an asset class will fluctuate during the annual period depending on these signals.

The Fund is designed to offer diversification and reduce volatility by adjusting its exposure to the various asset classes in which it invests. During the annual period, results were strong within developed equities markets overall. The Fund's models performed well in Japanese, German and U.S. equities, although U.K. equities detracted modestly. Strong performance was highlighted by performance in Japanese equities, the largest contributor to the Fund's returns by a significant amount. The Fund began the annual period with a 10% allocation to this market, but averaged an 8% exposure during the annual period overall. The strategy models were able to effectively navigate the climb in Japanese equities at the end of 2014 and into 2015, being overweight at several points to take advantage of the attractive trend. When the Japanese equity market peaked and then tumbled in July and August 2015, the models effectively protected the gains they had made and exited the market, making only small tactical moves at times during these months. The Fund ended the annual period with no exposure to the Japanese equity market, as the downward trend continued. Germany entered the annual period in a negative trend, and the Fund did not have exposure. The trend later improved, and the Fund subsequently took positions. The trends in the U.S. persisted for a good part of the annual period, and the Fund participated in the uptrend and some of the downtrend. The Fund benefited from exposure to both the U.S. and German equities markets. The Fund ended the annual period with an overweight exposure to U.S. equities via the S&P 500 and exposure to German equities, as both markets rebounded from their drop, and the strategy models recognized attractive trends. U.K. equities were the only detractor from the Fund's results in developed equities, as the market was choppy, and the models struggled to navigate the volatility. The Fund did end the annual period with an allocation to U.K. equities, as the models identified an upward trend off a bottom reached after a plummet in stock prices, similar to the trend recognized in other developed market equities.

Emerging markets equity exposure detracted from the Fund's absolute performance, driven primarily by an allocation to South Korea. Although the models had quite a small average weight in the Kospi, representing the South Korean equity market, this opportunistic positioning weighed on performance during the annual period. The Fund ended the annual period with a small exposure to the South Korean equity market. Exposure to the Hang Seng, representing the Hong Kong equity market, via small positions taken intermittently throughout the annual period, also detracted modestly.

The Fund had almost no exposure to currencies during the annual period, with the exception of taking small opportunistic positions in the Mexican peso and Brazilian real late in the annual period. The small position in the Mexican peso contributed positively to Fund performance, while the small position in the Brazilian real detracted slightly. Overall, currency exposure added value.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Fixed income performance was mixed but modestly detracted from the Fund's absolute performance as a whole during the annual period. After strong performance at the end of 2014 and into the first quarter of 2015, fixed income trends weakened. Uncertainty in the markets, driven by the Federal Reserve's fluctuation on a rate hike decision, along with weakness from China and its currency devaluation, spilled into global fixed income markets. Choppy markets made it difficult for the models to identify a strong trend. The Fund's signals identified opportunities late in the annual period to re-enter the U.S. and German fixed income markets, which had mixed results. For the annual period overall, positioning in 30-year U.S. Treasuries contributed positively to absolute performance but was almost entirely offset by negative performance from 10-year U.S. Treasuries. Positioning in German fixed income detracted modestly from absolute returns, which tilted overall performance in fixed income into negative territory for the annual period. The Fund ended the annual period with exposure to long-term U.S. bonds and exposure to German bunds.

Commodities as a whole hurt the Fund's absolute performance driven primarily by its positioning in oil and corn. Positioning in copper, silver and gold also detracted from absolute performance. The Fund's sugar exposure was the only commodity allocation to provide a gain during the annual period. Commodity markets were weak during the annual period, but given the sharp reversal in a number of commodity sectors, the Fund took opportunistic positions in a handful of commodities. Still, persistent weakness from China, a strong U.S. dollar and negative supply/demand dynamics conspired to push commodities lower during the annual period.



--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI ACWI (ALL COUNTRY WORLD INDEX) (NET) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI) (HEDGED) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Global Trends Fund Class A shares would be valued at $9,749. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI ACWI (net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)); the MSCI ACWI (net) and the Citigroup WGBI (hedged) would be valued at $12,948, $13,638 and $12,009, respectively.

                                    [CHART]



                                 Blended Banchmark
                                 (MSCI All Country                   Citigroup
                               World Index(net)(50%)                   World
                SunAmerica      and Citigroup World                  Government
              Global Trends    Government Bond Index  MSCI ACWI     Bond Index
   Date       Fund Class A#    (WGBI)(hedged)(50%))    (net)@   (WGBI)(hedged)++
 ---------   ---------------   --------------------  ---------- ----------------
 6/15/2011       9,422               10,000             10,000        10,000
10/31/2011       9,705                9,904              9,459        10,280
 4/30/2012       9,817               10,391             10,128        10,552
10/31/2012       9,261               10,615             10,268        10,818
 4/30/2013       9,645               11,460             11,650        11,105
10/31/2013       9,741               11,898             12,659        11,001
 4/30/2014       9,527               12,335             13,327        11,214
10/31/2014       9,619               12,696             13,643        11,601
 4/30/2015       9,886               13,232             14,321        11,981
10/31/2015       9,749               12,948             13,638        12,009


                        Class A            Class C            Class W
                   ------------------ ------------------ ------------------
                   Average            Average            Average
SunAmerica Global  Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund#     Return   Return+   Return   Return+   Return   Return+
-----------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return      -4.43%    1.42%    -0.23%    0.77%     1.56%    1.56%
---------------------------------------------------------------------------
5 Year Return         N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------
10 Year Return        N/A      N/A       N/A      N/A       N/A      N/A
---------------------------------------------------------------------------
Since Inception*   -0.58%    3.47%     0.14%    0.60%     1.00%    4.44%
---------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the Global Trends Fund Class A returned -4.43%, compared to 1.98% for the Blended Benchmark (MSCI ACWI (net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)), -0.03% for the MSCI ACWI (net) and 3.52% for the Citigroup WGBI (hedged). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The MSCI ACWI (All Country World Index) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
++ The Citigroup WGBI (World Government Bond Index) (hedged) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The Index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA GROWTH FUND

For the annual period ended October 31, 2015, Class A shares of the SunAmerica Focused Alpha Growth Fund returned 1.87% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 3000(R) Growth Index/*/, which returned 8.72% for the same period.

The SunAmerica Focused Alpha Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund underperformed the Russell 3000(R) Growth Index during the annual period, with stock selection detracting from relative results.

Stock selection in the Health Care, Industrials and Consumer Discretionary sectors hurt most. Within the Health Care sector, the Fund's positions in Gilead Sciences and Illumina were the biggest individual detractors from performance. Gilead Sciences, a manufacturer of a curative treatment for hepatitis C, posted a negative return prior to being sold from our portion of the Fund. Illumina, a company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research, saw its share price drop significantly after the company lowered its sales guidance and we exited the Fund's position by the end of the annual period. In Industrials, the Fund's position in railroad operator Canadian Pacific Railway faced headwinds of lower oil prices and lower volumes, as fewer carloads of commodities, such as coal, were being transported. We exited the position, as we believe there are ongoing challenges for the railroad industry in general. In the Consumer Discretionary sector, discount retailer Dollar Tree and fast-food operator Chipotle Mexican Grill were material detractors from performance. Dollar Tree's stock price slipped after the company reported disappointing sales in the company's first quarterly earnings report following its July 2015 acquisition of Family Dollar. Chipotle Mexican Grill, the fast-casual Mexican restaurant, posted disappointing third quarter 2015 earnings, which negatively impacted its stock price.

Such detractors were partially offset by strong stock selection within the Information Technology sector. Our portion of the Fund's position in Facebook emerged as the largest individual positive contributor to performance. Credit card processor Visa also posted strong results during the annual period despite a tumultuous global macroeconomic environment. Shares of Apple gained during the annual period on positive momentum from its iPhone refresh. Shares of video game developer Electronic Arts also contributed to our portion of the Fund's results during the annual period. The company benefited from better than expected sales of new video game consoles and compelling monetization opportunities from online sales and downloads of enhanced game features. We re-initiated a Fund position in Alibaba, the China-based e-commerce company, which added value during the annual period. Unlike many other online retailers, Alibaba does not hold inventory. Instead, the company connects buyers and sellers through its online platforms and makes money through sales commissions and by online advertising. At the end of October 2015, we believed the growth opportunity for Alibaba was exceptional, and we had confidence in its experienced management team.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively to our portion of the Fund's relative results during the annual period. As Energy was the weakest sector in the Russell 3000(R) Growth Index, our portion of the Fund benefited by abstaining from that area of investment. In addition, our portion of the Fund's overweighted allocations to Information Technology and Health Care, two of the strongest performing sectors in the Russell 3000(R) Growth Index during the annual period, contributed positively to relative results.

Below, Ron Baron, portfolio manager at BAMCO, Inc., discusses BAMCO's portion of the Fund's performance during the annual period. BAMCO manages the small/mid-cap portion of the Fund's portfolio.

While our portion of the Fund produced positive absolute gains during the annual period, it lagged the Russell 3000(R) Growth Index on a relative basis. Large capitalization equities outperformed their smaller capitalization counterparts during the annual period, and

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

mega-cap stocks performed especially well, accounting for approximately 36% of the Russell 3000(R) Growth Index's gains. As our portion of the Fund primarily invests in small- and mid-capitalization stocks, its larger exposure to these size segments and lack of exposure to specific mega-cap stocks detracted materially from its relative performance.

Our portion of the Fund's underperformance was primarily due to stock selection within the Consumer Discretionary, Industrials, Consumer Staples and Utilities sectors. Weakness in Consumer Discretionary was largely attributable to the lagging performance of Hyatt Hotels, a global lodging company, and Tesla Motors, which manufactures luxury automobiles that are powered by purely electric drivetrains. Hyatt Hotels' shares declined, as investors appeared concerned that the upswing in the lodging cycle was ending. Tesla Motors had a positive second quarter of 2015 after strong early results from the launch of its new commercial battery business, but its stock price declined later in the annual period when confusion around the competitive pricing of battery cells coming from a General Motors presentation called Tesla Motor's competitive position into question. Our portion of the Fund's Industrials investments trailed their counterparts in the Russell 3000(R) Growth Index, with Genesee & Wyoming and Colfax leading the decline. We exited the Fund's position in shortline railroad Genesee & Wyoming after they declined due to weak mining carload volumes in Australia, soft U.S. coal and steel shipments and foreign currency headwinds. We also exited the Fund's position in industrial machinery company Colfax as a result of exposure to declining oil prices, slowing international markets and a weak euro, which weighed on the company's expected earnings and growth outlook. In the Consumer Staples sector, our portion of the Fund's only investment - TreeHouse Foods - hampered relative performance after the company's shares finished roughly unchanged during the annual period. Within Utilities, our portion of the Fund's only holding - ITC Holdings - detracted from relative results. Shares of ITC Holdings, the nation's largest independent transmission company, fell along with most of the Utilities sector based on interest rate concerns. Company-specific issues, including a potential regulatory cut to the allowed return on equity and questions around ITC Holdings' ability to execute on the development portion of its five-year capital expenditure plan, also weighed on its stock.

Such detractors were partially offset by strong performance of investments within the Information Technology, Energy and Financials sectors. Within Information Technology, strong performance of FactSet Research Systems, which provides financial information to the global investment community, and CoStar Group, the leading provider of information and marketing services to the commercial real estate industry, contributed positively to relative results. Within Energy, the sale of our portion of the Fund's only investment in the sector, exploration and production company Concho Resources, added value because subsequent to its sale in January 2015, the sector continued to be hit hard by falling oil prices. Strength in Financials was primarily due to the strong performance of our portion of the Fund's largest holding in the sector, Arch Capital Group, a specialty insurance and reinsurance company. Arch Capital's shares rose on reports of good quarterly financial results with strong growth in book value per share; and despite soft industry pricing conditions, Arch Capital continued to generate above-average returns due to profitable underwriting, benign catastrophe losses and favorable reserve development.

At BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process. That said, sector allocation overall contributed positively to relative results during the annual period. In particular, our portion of the Fund's overweighted exposure to the strongly performing Consumer Discretionary added the most value. Underweighted exposure to the lagging Health Care and Energy sectors and its lack of exposure to the Telecommunication Services sector also aided relative performance. Only partially offsetting these positive contributors was our portion of the Fund's lack of exposure to strongly performing mega-cap Information Technology stocks, such as Apple and Facebook, and its overweighted exposure to the lagging Utilities and Industrials sectors, which detracted from relative results.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have fewer resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in the Focused Alpha Growth Fund Class A shares would be valued at $23,884. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $23,804.

                          [CHART]

                 Focused Alpha
                  Growth Fund       Russell 3000(R)Growth
  Date             Class A#                Index@
------------    --------------      -------------------
10/31/2005           9,423                  10,000
10/31/2006          11,005                  11,139
10/31/2007          13,918                  13,256
10/31/2008           8,611                   8,346
10/31/2009           9,685                   9,768
10/31/2010          12,508                  11,752
10/31/2011          14,271                  12,917
10/31/2012          15,670                  14,566
10/31/2013          20,441                  18,812
10/31/2014          23,446                  21,895
10/31/2015          23,884                  23,804


                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Growth Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -3.99%     1.87%    0.20%     1.17%    2.05%     2.05%
--------------------------------------------------------------------------
5 Year Return     12.47%    90.95%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return     9.10%   153.47%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   8.76%   151.08%   13.74%    62.55%   14.69%    67.72%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the Focused Alpha Growth Class A returned -3.99%, compared to 8.72% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 3000(R) Growth Index measures the performance of those Russell
  3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

For the annual period ended October 31, 2015, Class A shares of the SunAmerica Focused Alpha Large-Cap Fund returned 2.98% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 1000(R) Index/*/, which returned 4.86% for the same period.

The SunAmerica Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management, LLC ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund underperformed the Russell 1000(R) Index during the annual period, with stock selection detracting from relative results.

Stock selection in the Health Care, Industrials and Consumer Discretionary sectors hurt most. Within the Health Care sector, the Fund's positions in Gilead Sciences and Illumina were the biggest individual detractors from performance. Gilead Sciences, a manufacturer of a curative treatment for hepatitis C, posted a negative return prior to being sold from our portion of the Fund. Illumina, a company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research, saw its share price drop significantly after the company lowered its sales guidance and we exited the Fund's position by the end of the annual period. In Industrials, the Fund's position in railroad operator Canadian Pacific Railway faced headwinds of lower oil prices and lower volumes, as fewer carloads of commodities, such as coal, were being transported. We exited the position, as we believe there are ongoing challenges for the railroad industry in general. In the Consumer Discretionary sector, discount retailer Dollar Tree and fast-food operator Chipotle Mexican Grill were material detractors from performance. Dollar Tree's stock price slipped after the company reported disappointing sales in the company's first quarterly earnings report following its July 2015 acquisition of Family Dollar. Chipotle Mexican Grill, the fast-casual Mexican restaurant, posted disappointing third quarter 2015 earnings, which negatively impacted its stock price.

Such detractors were partially offset by strong stock selection within the Information Technology sector. Our portion of the Fund's position in Facebook emerged as the largest individual positive contributor to performance. Credit card processor Visa also posted strong results during the annual period despite a tumultuous global macroeconomic environment. Shares of Apple gained during the annual period on positive momentum from its iPhone refresh. Shares of video game developer Electronic Arts also contributed to our portion of the Fund's results during the annual period. The company benefited from better than expected sales of new video game consoles and compelling monetization opportunities from online sales and downloads of enhanced game features. We re-initiated a Fund position in Alibaba, the China-based e-commerce company, which added value during the annual period. Unlike many other online retailers, Alibaba does not hold inventory. Instead, the company connects buyers and sellers through its online platforms and makes money through sales commissions and by online advertising. At the end of October 2015, we believed the growth opportunity for Alibaba was exceptional, and we had confidence in its experienced management team.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively to our portion of the Fund's relative results during the annual period. As Energy was the weakest sector in the Russell 1000(R) Index, our portion of the Fund benefited by abstaining from that area of investment. In addition, our portion of the Fund's overweighted allocations to Information Technology and Health Care, two of the strongest performing sectors in the Russell 1000(R) Index during the annual period, contributed positively to relative results.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Below, Peter Stournaras, portfolio manager at BlackRock, discusses BlackRock's portion of the Fund's performance during the annual period. BlackRock manages the large-cap value portion of the Fund's portfolio.

Our portion of the Fund outperformed the Russell 1000(R) Index, the Fund's benchmark, during the annual period, due primarily to effective stock selection. Sector allocation is not particularly relevant to our strategy.

Our portion of the Fund's stock selection in Health Care proved especially advantageous. An overweight to the managed care industry, via a position in Aetna, was particularly additive, as Aetna consistently beat earnings expectations and raised guidance during the annual period. Stock selection in the Consumer Discretionary and Consumer Staples sectors also added value. Within Consumer Discretionary, home improvement retailer Lowe's Companies was the top contributor to our portion of the Fund's relative results, as the company demonstrated standout top-line performance in a broadly challenging retail environment. Media holding Comcast was a positive contributor in the Consumer Discretionary sector as well. Its shares gained toward the end of the annual period, as many of the concerns with respect to subscriber losses on cord-cutting/over-the-top+ that impacted the content companies have not shown to impact Comcast's results In fact, Comcast recently delivered its best third quarter video subscriber trends in nine years. In Consumer Staples, integrated pharmacy retailer CVS Health boosted returns. Its stock performed well on consistently strong earnings reports, market share gains, particularly in its pharmacy benefit management unit, and a robust business outlook.

Conversely, stock selection in Information Technology detracted from our portion of the Fund's relative results, primarily due to hardware holding Western Digital. Western Digital performed poorly, as the magnitude of personal computer unit weakness and its impact on the supply chain was worse than anticipated. This caused negative revisions to Western Digital's second-quarter and full-year 2015 earnings, despite ongoing strength in its enterprise server and cloud service provider datacenter businesses. Stock selection in Financials also detracted from our portion of the Fund's relative results during the annual period. Specifically, consumer finance holding Discover Financial Services was a lagging performer amid slowing credit card loan growth as a result of intensifying competition. Bank holdings U.S. Bancorp and Citigroup also weighed negatively on our portion of the Fund's results during the annual period.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R) Index. Indices are not managed and an investor cannot invest directly into an index.

+ Cord-cutting refers to using on-line video only rather than using cable TV services. Over-the-top refers to the delivery of audio, video and other media content over the Internet without the involvement of a multiple-system operator in the control or distribution of the content.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Large-Cap Fund Class A shares would be valued at $21,536. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $20,613.

                     [CHART]

            Focused Alpha Large-Cap    Russell 1000(R)
  Date           Fund Class A#               Index@
----------     -------------------    ---------------
12/27/2005           9,423                10,000
10/31/2006          10,207                11,098
10/31/2007          12,658                12,766
10/31/2008           8,334                 8,068
10/31/2009           8,899                 8,972
10/31/2010          10,879                10,557
10/31/2011          11,773                11,403
10/31/2012          13,302                13,110
10/31/2013          17,624                16,883
10/31/2014          20,912                19,657
10/31/2015          21,536                20,613

                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
   SunAmerica     Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -2.93%     2.98%    1.37%     2.33%    3.15%     3.15%
--------------------------------------------------------------------------
5 Year Return     13.28%    97.96%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   8.10%   128.55%   15.65%    73.07%   16.59%    78.45%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the Focused Alpha Large-Cap Class A returned -2.93%, compared to 4.86% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstructed annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R). Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA INCOME EXPLORER FUND

For the annual period ended October 31, 2015, Class A shares of the SunAmerica Income Explorer Fund returned -4.38% (before maximum sales charge). The Fund underperformed a blended benchmark composed 60% of the MSCI World Index
(Net)/*/ and 40% of the Barclays U.S. Aggregate Bond Index./*/ The blended benchmark returned 2.09% for the same annual period. The Fund underperformed the Barclays U.S. Aggregate Bond Index, a broad-based fixed income market index, which returned 1.96%, as well as the broad-based global equity market index, the MSCI World Index (Net), which returned 1.77%, for the same 12 month period.

The Fund seeks to achieve its investment objective of high current income and, secondarily, capital appreciation by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

The Fund brings together SunAmerica Asset Management, LLC ("SunAmerica") and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"). SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different portions, or sleeves, of the Fund and for managing the global dividend equity strategy. Cohen & Steers manages the preferred securities and closed-end fund portions of the Fund.

Below, Timothy Pettee, lead portfolio manager of the Fund and SunAmerica's Chief Investment Strategist, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the global dividend equity strategy sleeve of the Fund.

Our portion of the Fund underperformed the MSCI World Index during the annual period. Sector and country allocation overall detracted as did individual stock selection.

From a sector perspective, overweight exposure to and stock selection in both Material and Telecommunication Services detracted. Stock selection in Information Technology, Consumer Staples and Health Care also hurt our portion of the Fund's relative results. An overweight to Energy, which was the weakest sector in the MSCI World Index during the annual period, dampened performance as well. Partially offsetting these detractors was having an underweight exposure and stock selection in Financials, which contributed positively. Having an overweight to the strongly performing Consumer Staples sector also helped.

Regionally, overweighted allocations to Brazil, Taiwan, Thailand and Russia detracted the most from our portion of the Fund's performance. Having an underweighted exposure to the U.S. also hurt results. Conversely, underweighted allocations to and stock selection in the U.K. and Canada contributed positively to relative results. Overweighted allocations to Israel and Hong Kong also proved beneficial.

Among individual holdings, notable laggards included Indonesian coal miner PT Tambang Batubara Bukit Asam, Brazilian telecommunication services company Oi, Russian telecommunications group Mobile Telesystems, Colombian integrated oil company Ecopetrol and Indonesian diversified mineral exploration and production company PT Indo Tambangraya Megah. Positions in Chinese integrated residential property developer Evergrande Real Estate Group, U.S. tobacco company Reynolds American, U.S. office supply retailer Staples, Australian iron ore exploration and production company Fortescue Metals Group and French telecommunication services company Orange were among the top positive contributors to our portion of the Fund's relative performance during the annual period.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Below, Doug Bond and William Scapell, portfolio managers at Cohen & Steers, discuss Cohen & Steers' portions of the Fund's performance during the annual period. Mr. Bond and Mr. Scapell of Cohen & Steers manage the closed-end fund and preferred securities sleeves of the Fund, respectively.

Closed-End Fund Sleeve: Worrisome market sentiment toward high yield fixed income investments, which are well represented in the closed-end fixed income funds universe, resulted in negative absolute performance for the closed-end fund sleeve of the Fund. Such market concerns were based largely on an unexpected currency devaluation by China and disappointing economic data in China and other emerging markets. However, relative to the Morningstar All Taxable Fixed Income Index+, an index that tracks the weighted average market price of closed-end funds that invest in taxable fixed income securities, this sleeve of the Fund benefited from its out-of-Index allocation to equity strategy closed-end funds, which as a group had a positive total return.

Within the closed-end fund sleeve of the Fund's allocation to fixed income strategy closed-end funds, an overweight allocation in preferred securities closed-end funds helped relative performance, as preferred securities was one of the best performing sectors during the annual period. This sleeve of the Fund's underweight allocation to emerging market debt strategies also boosted results, as the sector experienced a meaningful decline during the annual period. Conversely, an underweight allocation to senior loan closed-end funds, which posted a negative absolute return but performed relatively better than the Morningstar All Taxable Fixed Income Index, detracted.

Security selection contributed most positively to the closed-end fund sleeve of the Fund's relative returns in the multi-sector fixed income closed-end funds category. On the other hand, security selection in the global income and investment grade closed-end funds categories dampened relative results.

Preferred Securities Sleeve: During the annual period, the preferred securities market benefited from the improving financial health of banks, which are by far the largest issuers of these securities. Large U.S. banks reported solid financial results from a credit perspective. In addition to improvements in trading activity, loan growth and balance sheets, market sentiment toward banks was helped by good cost controls and the prospect of loan resets (based on short-term rates), which would likely improve bank net interest margins and overall profitability.

The performance of the broad banking sector also reflected gains from contingent capital securities, a new and evolving source of Tier 1 capital, issued thus far primarily by European banks. Demand for the above-average income these securities offer was strong, easily absorbing new supply, which itself slowed as the annual period progressed amid the increased volatility in regional yields.

Preferred securities issued by real estate investment trusts ("REITs") posted sizable gains during the annual period as well. Good and improving real estate fundamentals enhanced REITs' financial profiles, while favorable technical factors - low new supply of REIT-issued preferred securities combined with steady demand - further supported these securities' performance.

The broad rise in financial markets aided the preferred securities portion of the Fund's performance in absolute terms, as all segments of the preferred securities market advanced during the annual period. Relative to a blended index - 50% BofA Merrill Lynch Capital Securities Index++ and 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index++ - which tracks various aspects of the preferred securities market, this sleeve of the Fund benefited from its allocation to certain issues from European banks not included in the blended index. Market conditions for these securities were particularly favorable, as Europe appeared to continue to recover from its financial crisis. Evolving financial regulations also made these securities more appealing from a credit standpoint.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


The preferred securities sleeve of the Fund's overweighted allocation to preferred securities issued by U.S. real estate companies helped its relative performance. REITs benefited during the annual period from strong industry fundamentals, as reflected in earnings reports that exceeded expectations across the range of property types. REIT cash flows grew with the U.S. economy, and the new supply of high quality commercial real estate was modest. In addition, real estate companies generally remained conservative with their balance sheet management.

Security selection contributed most positively to relative returns in the banking sector, followed by significant contributions from the insurance and utilities sectors.

Detracting from the preferred securities sleeve of the Fund's relative performance was having an underweighted allocation to and weaker security selection in the Telecommunication Services sector. This sleeve of the Fund did not own or was underweight certain securities from integrated communications company Qwest, which performed strongly during the annual period. Holding an out-of-blended index position in a security from integrated communications services provider Embarq Corp., which lagged the broader Telecommunication Services sector during the annual period, also hurt.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI WORLD INDEX (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

+ The Morningstar All Taxable Fixed Income Index is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

++ The BOFA MERRILL LYNCH CAPITAL SECURITIES INDEX is a sub-set of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and callable securities. The BOFA MERRILL LYNCH U.S. CORPORATE INDEX tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings). The BOFA MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEX tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings).

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Income Explorer Fund Class A shares would be valued at $10,151. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI World Index (net) (60%) and Barclays U.S. Aggregate Bond Index (40%)), the MSCI World Index (net) and the Barclays U.S. Aggregate Bond Index would be valued at $11,724, $12,339 and $10,757, respectively.

                                    [CHART]

                               Blended Banchmark
                               (MSCI World (net)
               SunAmerica     (60%) and Barclays                     Barclays
             Income Explorer  US Aggregate Bond    MSCI World      US Aggregate
 Date        Fund Class A#      Index (40%)       Index (net)++     Bond Index@
--------    ----------------- -----------------  -------------   --------------
7/1/2013         9,422            10,000              10,000            10,000
7/31/2013        9,555            10,271              10,447            10,008
10/31/2013       9,896            10,741              11,157            10,132
1/31/2014        9,887            10,774              11,166            10,185
4/30/2014       10,604            11,228              11,862            10,308
7/31/2014       10,755            11,414              12,115            10,405
10/31/2014      10,617            11,484              12,124            10,551
1/31/2015       10,400            11,518              11,947            10,859
4/30/2015       10,792            11,939              12,741            10,768
7/31/2015       10,262            11,892              12,712            10,699
10/31/2015      10,151            11,724              12,339            10,757


-------------------------------------------------------------------------------
                            Class A            Class C            Class W
                       ------------------ ------------------ ------------------
                       Average            Average            Average
     SunAmerica        Annual  Cumulative Annual  Cumulative Annual  Cumulative
Income Explorer Fund#  Return   Return+   Return   Return+   Return   Return+
---------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return          -9.86%    -4.38%   -5.87%    -5.00%   -4.26%    -4.26%
-------------------------------------------------------------------------------
5 Year Return             N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
10 Year Return            N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
Since Inception*        0.65%     7.74%    2.58%     6.11%    3.42%     8.17%
-------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/02/13; Class C: 07/02/13; Class I: 07/02/13
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the SunAmerica Income Explorer Fund Class A returned -9.86%, compared to 2.09% for the Blended Benchmark (MSCI World (net) (60%) and the Barclays US Aggregate Bond Index (40%), 1.77% for the MSCI World Index (net) and 1.96% for the Barclays US Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@ The Barclays U.S. Aggregate Bond Index represents securities that are U.S.
  domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.
++ The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets consisting of 23 developed market country indexes:
   Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA SMALL-CAP FUND

For the annual period ended October 31, 2015, Class A shares of the SunAmerica Small-Cap Fund returned 6.00% (before maximum sales charge). The Fund outperformed its benchmark, the Russell 2000(R) Index/*/, which returned 0.34% for the same period.

The Fund seeks to achieve its investment objective of long-term growth of capital primarily by strategically allocating its assets between a small-cap index strategy and an actively-managed micro-cap growth strategy. The small-cap index strategy provides broad exposure to small-cap stocks by tracking the Russell 2000(R) Index, and the micro-cap strategy is actively managed to enhance alpha potential relative to the Russell Microcap(R) Index/**/.

SunAmerica Asset Management, LLC ("SunAmerica") is the Fund's investment adviser, managing the overall asset allocations and the index strategy. Cadence Capital Management, LLC ("Cadence") is the portfolio manager of the micro-cap growth strategy. The Fund will generally allocate approximately 40-60% of its assets to each strategy.

Below, Timothy Campion, lead portfolio manager of the Fund and Senior Vice President at SunAmerica, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the small-cap index sleeve of the Fund.

Our portion of the Fund closely tracked the return of the Russell 2000(R) Index during the annual period. There was great dispersion among the performance of the sectors of the Russell 2000(R) Index during the annual period. Information Technology, Health Care and Consumer Staples were the best relative performers in terms of total return, each sector posting solid single-digit positive returns. Financials, Consumer Discretionary and Utilities also produced positive returns, outpacing the Russell 2000(R) Index though less significantly. Conversely, Energy was a notable detractor, declining 46.88% during the annual period on the heels of a 42.13% drop in the price of West Texas Intermediate crude oil. Materials, Industrials and Telecommunication Services also generated negative returns, albeit far more modestly so.

Among individual holdings, positions in Synageva BioPharma, a clinical-stage biopharmaceutical company acquired by Alexion in June 2015; JetBlue Airways, an airline; DexCom, a medical device company; Manhattan Associates, an application software provider for distribution centers; and Anacor Pharmaceuticals, a specialty pharmaceuticals company, were the top positive contributors to the Russell 2000(R) Index and to our portion of the Fund's relative performance during the annual period. Notable laggards included development-stage biopharmaceutical company Puma Biotechnology, offshore oil and gas services and equipment company Helix Energy Solutions Group, life science equipment companies Cepheid and Exact Sciences and specialty pharmaceuticals company Pacira Pharmaceuticals.

Each sector and stock in the Russell 2000(R) Index was represented in our portion of the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Below, Michael Skillman, portfolio manager, managing director and Chief Executive Officer at Cadence, discusses Cadence's portion of the Fund's performance during the annual period. Cadence manages the micro-cap sleeve of the Fund.

Our portion of the Fund outperformed the return of the Russell 2000(R) Index during the annual period. Stock selection accounted for most of the positive relative performance, but sector allocation also contributed positively.

The Health Care sector was the leading driver, by far, of our portion of the Fund's relative outperformance. Our portion of the Fund achieved strong contributions from both industry groups that comprise the sector - Pharmaceuticals & Biotechnology and Health Care Equipment and Services. Both an overweighted allocation to and stock selection within Pharmaceuticals & Biotechnology boosted relative results, with Bluebird bio, a clinical-stage biotechnology company, the leading individual contributor within the

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

industry. Hyperion Therapeutics, an orphan drug company, also was an outstanding performer during the annual period. Similarly, stock selection proved effective in Health Care Equipment and Services. Inogen, a manufacturer of portable oxygen concentrators, saw its shares gain substantially as it took market share from conventional home oxygen therapy. Strong stock selection and positioning in both industry groups in Health Care helped offset the negative effect of detractors like Fluidigm, a manufacturer of instruments for life sciences companies, whose shares declined due to sales force execution challenges. We exited our portion of the Fund's position in Fluidigm by the end of the annual period.

Our portion of the Fund's positioning in Industrials, Materials, Telecommunication Services and Consumer Discretionary added value during the annual period as well. Within Industrials, the Capital Goods industry drove strong performance. The leading individual stock was Taser International, a manufacturer of electrical weapons and body cameras. Taser International's stock gained significantly before we exited the position; its stock subsequently declined. In Materials, our portion of the Fund benefited primarily from packaging company AEP Industries, which performed well, and from avoiding several poor performers, as the sector overall declined in the Russell 2000(R) Index. In Telecommunication Services, having an overweight to the strongly performing sector helped most. Consumer Discretionary's relative outperformance was attributable primarily to stock selection in the Consumer Durables & Apparel industry. A leading contributor was Installed Building Products, an acquisitive installer of insulation and other products, which benefited during the annual period from improving housing trends.

Partially offsetting these positive contributors was our portion of the Fund's underweighted allocation to the Financials sector, which detracted. Within Financials, stock selection in banks also dampened relative results. From an individual security perspective, mortgage insurer NMI Holdings, bank Southwest Bancorp and investment manager Silvercrest Asset Management were the biggest detractors. Stock selection in Information Technology also detracted, especially within the Technology Hardware & Equipment and Software & Services industries.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion.

** The Russell Microcap(R) Index is a capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000(R) Index, plus 1,000 smaller U.S.-based listed stocks. The Russell Microcap(R) Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants. It represents just 3% of the overall U.S. equity market by capitalization.

Indices are not managed and an investor cannot invest directly in an index.

A portion of the Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in SunAmerica Small-Cap Fund Class A shares would be valued at $10,314. The same amount invested in securities mirroring the performance of the Russell(R) 2000 Index would be valued at $10,872.

                  [CHART]

               SunAmerica        Russell
               Small-Cap         2000(R)
   Date      Fund Class A#       Index@
  ------     -------------      ---------
  2/5/2014       9,422           10,000
 4/30/2014       9,384           10,336
 7/31/2014       9,209           10,309
10/31/2014       9,730           10,836
 1/31/2015       9,824           10,796
 4/30/2015      10,402           11,339
 7/31/2015      10,791           11,549
10/31/2015      10,314           10,872


                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   SunAmerica     Annual  Cumulative Annual  Cumulative Annual  Cumulative
Small-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -0.12%    6.00%     4.39%    5.39%     6.25%    6.25%
--------------------------------------------------------------------------
5 Year Return        N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------
10 Year Return       N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------
Since Inception*   1.80%    9.47%     4.69%    8.27%     5.58%    9.87%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 02/06/14; Class C: 02/06/14; Class I: 02/06/14
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2015, the SunAmerica Small-Cap Fund Class A returned -0.12, compared to 0.34% for the Russell(R) 2000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.
@ The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       OTHER INFORMATION                          This report is submitted solely for the
 Richard W. Grant                        The most recent annual and/or quar-        general information of shareholders of
 Peter A. Harbeck                        terly report of Prudential Financial,      the Funds. Distribution of this report
 Dr. Judith L. Craven                    Inc. and Prudential Global Funding,        to persons other than shareholders of
 William F. Devin                        Inc. is available without charge by call-  the Funds is authorized only in con-
 Stephen J. Gutman                       ing (800) 858-8850.                        nection with a currently effective pro-
 William J. Shea                         VOTING PROXIES ON FUND PORTFOLIO           spectus, setting forth details of the
OFFICERS                                 SECURITIES                                 Funds, which must precede or accom-
 John T. Genoy, President and Chief      A description of the policies and proce-   pany this report.
   Executive Officer                     dures that the Trust uses to determine     DELIVERY OF SHAREHOLDER DOCUMENTS
 Kara Murphy, Vice President             how to vote proxies related to securities  The Funds have adopted a policy that
 James Nichols, Vice President           held in a Fund's portfolio, which is       allows them to send only one copy of a
 Katherine Stoner, Vice President and    available in the Trust's Statement of      Fund's prospectus, proxy material,
   Chief Compliance Officer              Additional Information, may be ob-         annual report and semi-annual report
 Gregory N. Bressler, Secretary          tained without charge upon request, by     (the "shareholder documents") to
 Gregory R. Kingston, Treasurer          calling (800) 858-8850. The in-            shareholders with multiple accounts
 Shawn Parry, Vice President and         formation is also available from the       residing at the same "household." This
   Assistant Treasurer                   EDGAR database on the U.S. Secu-           practice is called householding and
 Donna McManus, Vice President and       rities and Exchange Commission's           reduces Fund expenses, which benefits
   Assistant Treasurer                   website at http://www.sec.gov.             you and other shareholders. Unless the
 Kathleen Fuentes, Chief Legal Officer   PROXY VOTING RECORD ON FUND                Funds receive instructions to the con-
   and Assistant Secretary               PORTFOLIO SECURITIES                       trary, you will only receive one copy of
 Matthew J. Hackethal, Anti-Money        Information regarding how the Trust        the shareholder documents. The Funds
   Laundering Compliance Officer         voted proxies related to securities held   will continue to household the share-
INVESTMENT ADVISER                       in the Funds during the most recent        holder documents indefinitely, until we
 SunAmerica Asset Management, LLC        twelve month period ended June 30 is       are instructed otherwise. If you do not
 Harborside Financial Center             available, once filed with the U.S.        wish to participate in householding
 3200 Plaza 5                            Securities and Exchange Commission,        please contact Shareholder Services at
 Jersey City, NJ 07311-4992              without charge, upon request, by call-     (800) 858-8850 ext. 6010 or send a
DISTRIBUTOR                              ing (800) 858-8850 or on the U.S.          written request with your name, the
 AIG Capital Services, Inc.              Securities and Exchange Commission         name of your fund(s) and your account
 Harborside Financial Center             website at http://www.sec.gov.             number(s) to SunAmerica Mutual
 3200 Plaza 5                            DISCLOSURE OF QUARTERLY PORTFOLIO          Funds c/o BFDS, P.O. Box 219186,
 Jersey City, NJ 07311-4992              HOLDINGS                                   Kansas City MO, 64121-9186. We
SHAREHOLDER SERVICING AGENT              The Trust is required to file its com-     will resume individual mailings for
 SunAmerica Fund Services, Inc.          plete schedule of portfolio holdings       your account within thirty (30) days of
 Harborside Financial Center             with the U.S. Securities and Exchange      receipt of your request.
 3200 Plaza 5                            Commission for its first and third fiscal  The accompanying report has not been
 Jersey City, NJ 07311-4992              quarters on Form N-Q. The Trust's          audited by independent accountants
CUSTODIAN AND TRANSFER AGENT             Forms N-Q are available on the U.S.        and accordingly no opinion has been
 State Street Bank and Trust Company     Securities and Exchange Commission         expressed thereon.
 P.O. Box 5607                           website at www.sec.gov. You can also
 Boston, MA 02110                        review and obtain copies of the Forms
                                         N-Q at the U.S. Securities and Ex-
                                         change Commission Public Reference
                                         Room in Washington DC (informa
                                         tion on the operation of the Public
                                         Reference Room may be obtained by
                                         calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.SAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

                                    [GRAPHIC]



FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by: AIG Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

HWANN-10/15

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2015, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         Currently, the registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert," as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that the members of the Audit Committee have substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the registrant's financial statements, supervise the registrant's preparation of its financial statements, and oversee the work of the registrant's independent auditors.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                       2014       2015
       (a) Audit Fees.............................   $233,280   $244,059
       (b) Audit-Related Fees.....................   $      0   $      0
       (c) Tax Fees...............................   $      0   $      0
       (d) All Other Fees.........................   $      0   $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2014       2015
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $ 17,640

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2014 and 2015 were $0 and $36,665, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2016

By:  /s/ Gregory R. Kingston
     --------------------------
     Gregory R. Kingston
     Treasurer

Date: January 8, 2016